Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

Dated as of December 19, 2014

among

JARDEN CORPORATION,

as the US Borrower,

JARDEN LUX HOLDINGS S.à r.l., JARDEN LUX S.à r.l. and JARDEN LUX FINCO S.à r.l.,

collectively, as the Luxembourg Borrower,

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent,

and

THE LENDERS AND L/C ISSUERS PARTY HERETO

BARCLAYS BANK PLC,

as Sole Lead Arranger and Joint Book-Running Manager,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, RBC CAPITAL MARKETS, SUNTRUST ROBINSON HUMPHREY, INC. and WELLS FARGO SECURITIES, LLC,

as Joint Book-Running Managers,

CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., HSBC BANK USA, N.A., J.P. MORGAN SECURITIES LLC, PNC BANK, SANTANDER BANK, N.A. and UBS SECURITIES LLC,

as Co-Documentation Agents

and

BARCLAYS BANK PLC,

as Syndication Agent

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of December 19, 2014 (this “Amendment”), among JARDEN CORPORATION, a Delaware corporation (the “US Borrower”), JARDEN LUX HOLDINGS S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.067, having a share capital of EUR 35,000, JARDEN LUX S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.079, having a share capital of EUR 17,500 and JARDEN LUX FINCO S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.080, having a share capital of EUR 12,500 (collectively, the “Luxembourg Borrower” and, together with the US Borrower, the “Borrowers”), BARCLAYS BANK PLC, as administrative agent and collateral agent for the Lenders and the L/C Issuers (in such capacities, together with any successor in such capacities, the “Administrative Agent”) and each Lender party hereto, amends certain provisions of the CREDIT AGREEMENT, dated as of March 31, 2011 (as amended by Amendment No. 1 to Credit Agreement, dated as of February 24, 2012, as amended by Amendment No. 2 to Credit Agreement, dated as of March 22, 2013, as amended by Amendment No. 3 to Credit Agreement, dated as of September 3, 2013, as amended by Amendment No. 4 to Credit Agreement, dated as of October 3, 2013, and as further amended, supplemented, restated and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrowers, the Lenders and the L/C Issuers party thereto from time to time and the Administrative Agent.

Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Restated Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, pursuant to, and subject to the terms and conditions of, Section 2.17 (Specified Refinancing Debt) of the Credit Agreement, the Borrowers have requested that the Credit Agreement be amended to, among other things, (i) provide for a new tranche of tranche A term loans thereunder (the “New Tranche A Term Loans”), which term loans would refinance in full the Tranche A Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Tranche A Term Loans”) and the Tranche A1 Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Tranche A1 Term Loans”) through an exchange and which, except as modified hereby, would have the same terms as the Existing Tranche A Term Loans under the Credit Agreement, (ii) provide for a new U.S. dollar revolving credit facility, including a letter of credit facility and swingline facility, thereunder (the “New Dollar Revolving Credit Facility” and any loans made pursuant to the New Dollar Revolving Credit Facility, “New Dollar Revolving Loans”), which facility would replace in its entirety the Dollar Revolving Credit Facility, including the letter of credit facility and swingline facility, outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Dollar Revolving Credit Facility”) through an exchange and which, except as modified hereby, would have the same terms as the Existing Dollar Revolving Credit Facility under the Credit Agreement and (iii) provide for a new multicurrency revolving credit facility thereunder (the “New Multicurrency Revolving Credit Facility” and any loans made pursuant to the New Multicurrency Revolving Credit Facility, “New Multicurrency Revolving Loans” and together with the New Tranche A Term Loans and the New Dollar Revolving

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Loans, the “New Loans”), which facility would replace in its entirety the Multicurrency Revolving Credit Facility outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Multicurrency Revolving Credit Facility”) through an exchange and which, except as modified hereby, would have the same terms as the Existing Multicurrency Revolving Credit Facility under the Credit Agreement;

WHEREAS, each Lender holding Existing Tranche A Term Loans (collectively, the “Existing Tranche A Term Lenders”) that executes and delivers a consent to this Amendment in the form of the “Lender Consent” attached hereto as Annex I (a “Lender Consent”) and elects the “Cashless Rollover Option” or the “Post-Closing Settlement Option” (collectively, the “Exchanging Tranche A Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to exchange (as further described in the Lender Consent) its Existing Tranche A Term Loans with New Tranche A Term Loans in an aggregate principal amount equal to the amount notified to such Exchanging Tranche A Term Lender by the Administrative Agent and (iii) upon the Restatement Date (as defined below) to have exchanged (as further described in the Lender Consent) such amount of its Existing Tranche A Term Loans with New Tranche A Terms Loans in an equal principal amount;

WHEREAS, each Lender holding Existing Tranche A1 Term Loans (collectively, the “Existing Tranche A1 Term Lenders”) that executes and delivers a Lender Consent and elects the “Cashless Rollover Option” or the “Post-Closing Settlement Option” (collectively, the “Exchanging Tranche A1 Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to exchange (as further described in the Lender Consent) its Existing Tranche A1 Term Loans with New Tranche A Term Loans in an aggregate principal amount equal to the amount notified to such Exchanging Tranche A1 Term Lender by the Administrative Agent and (iii) upon the Restatement Date to have exchanged (as further described in the Lender Consent) such amount of its Existing Tranche A1 Term Loans with New Tranche A Terms Loans in an equal principal amount;

WHEREAS, each Lender holding Dollar Revolving Loans under the Existing Dollar Revolving Credit Facility (the “Existing Dollar Revolving Loans”) or unused Dollar Revolving Credit Commitments under the Existing Dollar Revolving Credit Facility (the “Existing Dollar Revolving Commitments”) (collectively, the “Existing Dollar Revolving Lenders”) that executes and delivers a Lender Consent (collectively, the “Exchanging Dollar Revolving Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to exchange (as further described in the Lender Consent) its Existing Dollar Revolving Commitments with commitments to make New Dollar Revolving Loans (the “New Dollar Revolving Commitments”) in an aggregate principal amount equal to the amount notified to such Exchanging Dollar Revolving Lender by the Administrative Agent and (iii) upon the Restatement Date to have exchanged (as further described in the Lender Consent) such amount of its Existing Dollar Revolving Commitments with New Dollar Revolving Commitments under the New Dollar Revolving Credit Facility in an equal principal amount;

WHEREAS, each Lender holding Multicurrency Revolving Loans under the Existing Multicurrency Revolving Credit Facility (the “Existing Multicurrency Revolving Loans”) or unused Multicurrency Revolving Credit Commitments under the Existing Multicurrency Revolving Credit Facility (the “Existing Multicurrency Revolving Commitments”) (collectively, the “Existing Multicurrency Revolving Lenders”) that executes and delivers a Lender Consent (collectively, the “Exchanging Multicurrency Revolving Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to exchange (as further described in the Lender Consent) its Existing Multicurrency Revolving Commitments with commitments to make New Multicurrency Revolving Loans (the “New Multicurrency Revolving Commitments”) in an aggregate principal amount equal to the amount notified to such Exchanging Multicurrency Revolving Lender by the Administrative Agent and (iii) upon the Restatement Date to have exchanged (as further described in the Lender Consent) such amount of its Existing Multicurrency Revolving Commitments with New Multicurrency Revolving Commitments under the New Multicurrency Revolving Credit Facility in an equal principal amount;

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WHEREAS, each Existing Tranche A Term Lender or Existing Tranche A1 Term Lender that has separately notified the Administrative Agent that it wishes to purchase New Tranche A Term Loans in addition to the New Tranche A Term Loans that are exchanged for its Existing Tranche A Term Loans or Existing Tranche A1 Term Loans, as applicable (such additional New Tranche A Term Loans, collectively, the “Increased Tranche A Term Loans”) (collectively, the “Increasing Tranche A Term Lenders”) will be also deemed to have agreed to make on the Restatement Date Increased Tranche A Term Loans in the amount notified to such Existing Tranche A Term Lender or Existing Tranche A1 Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Tranche A Term Loans);

WHEREAS, each Existing Dollar Revolving Lender that has separately notified the Administrative Agent that it wishes to make New Dollar Revolving Commitments in addition to the New Dollar Revolving Commitments that are exchanged for its Existing Dollar Revolving Commitments (such additional New Dollar Revolving Commitments, collectively, the “Increased Dollar Revolving Commitments”) (collectively, the “Increasing Dollar Revolving Lenders”) will be also deemed to have agreed to make on the Restatement Date Increased Dollar Revolving Commitments in the amount notified to such Existing Dollar Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Dollar Revolving Commitments);

WHEREAS, each Existing Multicurrency Revolving Lender that has separately notified the Administrative Agent that it wishes to make New Multicurrency Revolving Commitments in addition to the New Multicurrency Revolving Commitments that are exchanged for its Existing Multicurrency Revolving Commitments (such additional New Multicurrency Revolving Commitments, collectively, the “Increased Multicurrency Revolving Commitments”) (collectively, the “Increasing Multicurrency Revolving Lenders”) will be also deemed to have agreed to make on the Restatement Date Increased Multicurrency Revolving Commitments in the amount notified to such Existing Multicurrency Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Multicurrency Revolving Commitments);

WHEREAS, each Person that executes and delivers a joinder to this Amendment in the form agreed among the Borrowers, the Administrative Agent and such Person (a “Joinder”) (i) in the capacity as “Additional Tranche A Term Lender” (each, an “Additional Tranche A Term Lender” and, together with the Increasing Tranche A Term Lenders and Exchanging Tranche A Term Lenders, the “New Tranche A Term Lenders”) will be deemed (A) to have agreed to the terms of this Amendment and (B) to have committed to make New Tranche A Term Loans to the US Borrower on the Restatement Date (the “Additional Tranche A Term Loans”), in the amount notified to such Additional Tranche A Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Tranche A Term Loans); (ii) in the capacity as “Additional Dollar Revolving Lender” (each an “Additional Dollar Revolving Lender” and, together with the Increasing Dollar Revolving Lenders and the Exchanging Dollar Revolving Lenders, the “New Dollar Revolving Lenders”) will be deemed (A) to have agreed to the terms of this Amendment and (B) to have agreed to make New Dollar Revolving Commitments to the US Borrower on the Restatement Date (the “Additional Dollar Revolving Commitments”), in the amount notified to such Additional Dollar Revolving Lender by the Administrative Agent (but in no event greater than the amount such person committed to make as Additional Dollar Revolving Commitments); and (iii) in the capacity as “Additional Multicurrency Revolving Lender” (each an “Additional Multicurrency Revolving Lender” and, together with the Increasing Multicurrency Revolving Lenders and the Exchanging Multicurrency Revolving Lenders, the “New Multicurrency Revolving Lenders”) will be deemed (A) to have agreed to the terms of this

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Amendment and (B) to have agreed to make New Multicurrency Revolving Commitments to the Borrowers on the Restatement Date (the “Additional Multicurrency Revolving Commitments”), in the amount notified to such Additional Multicurrency Revolving Lender by the Administrative Agent (but in no event greater than the amount such person committed to make as Additional Multicurrency Revolving Commitments);

WHEREAS, the aggregate proceeds of the Increased Tranche A Term Loans and the Additional Tranche A Term Loans will be used by the US Borrower to repay in full the outstanding principal amount of (i) the Existing Tranche A Term Loans that are not exchanged for New Tranche A Term Loans by the Existing Tranche A Term Lenders and (ii) the Existing Tranche A1 Term Loans that are not exchanged for the New Tranche A Term Loans by the Existing Tranche A1 Term Lenders;

WHEREAS, (i) the Increased Dollar Revolving Commitments and the Additional Dollar Revolving Commitments will be used by the US Borrower to replace the outstanding amount of Existing Dollar Revolving Commitments that are not exchanged for New Dollar Revolving Commitments by the Existing Dollar Revolving Lenders and (ii) the Increased Multicurrency Revolving Commitments and the Additional Multicurrency Revolving Commitments will be used by the Borrowers to replace the outstanding amount of Existing Multicurrency Revolving Commitments that are not exchanged for New Multicurrency Revolving Commitments by the Existing Multicurrency Revolving Lenders;

WHEREAS, by executing and delivering a signature page to this Amendment, each Tranche B Term Loan Lender party hereto, each L/C Issuer and the Swingline Lender will be deemed upon the Restatement Date to have irrevocably agreed to the terms of this Amendment; and

WHEREAS, the Borrowers, each Guarantor party to the Guarantor Consent (as defined below), the Lenders executing this Amendment, the L/C Issuers, the Swingline Lender and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend and grant waivers with respect to certain provisions of the Credit Agreement, in each case, as more fully described herein (the Credit Agreement as amended hereby, the “Restated Credit Agreement”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Restatement of the Credit Agreement; Release of Jarden Lux S.à r.l..

(a) Each of the undersigned parties hereto agrees that the Credit Agreement shall be amended and restated on the Restatement Date such that, on the Restatement Date, the terms set forth in Exhibit A hereto shall replace the terms of the Credit Agreement. Schedule 7.02(a) (Existing Investments) to the Credit Agreement is hereby amended and restated in the form set forth in Schedule 7.02(a) (Existing Investments) hereto, and as so amended shall be Schedule 7.02(a) (Existing Investments) to the Restated Credit Agreement. Schedule 7.04(a) (Dormant Foreign Subsidiaries) to the Credit Agreement is hereby amended and restated in the form set forth in Schedule 7.04(a) (Dormant Foreign Subsidiaries) hereto, and as so amended shall be Schedule 7.04(a) (Dormant Foreign Subsidiaries) to the Restated Credit Agreement. On and after the Restatement Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Restated Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.

(b) Each of the undersigned parties hereto agrees that as of the Restatement Date, (i) Jarden Lux S.à r.l. shall be released from all Obligations under the Restated Credit Agreement and the other Loan Documents and shall no longer be a party thereto and (ii) all references to “Luxembourg Borrower” in the

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Restated Credit Agreement and the other Loan Documents shall be deemed not to include Jarden Lux S.à r.l. (but, for the avoidance of doubt, shall continue to refer to Jarden Lux Holdings S.à r.l. and Jarden Lux Finco S.à r.l.).

Section 2. New Tranche A Term Loans; Termination of Existing Dollar Revolving Commitments; New Dollar Revolving Credit Facility; Termination of Existing Multicurrency Revolving Commitments; New Multicurrency Revolving Credit Facility; Use of Proceeds; Administrative Agent Authorization.

(a) Exchange of Existing Tranche A Term Loans. On the terms and subject to the contemporaneous satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Existing Tranche A Term Lender agrees that an aggregate principal amount of its Existing Tranche A Term Loans (the “Exchanged Tranche A Term Loans”) equal to the amount notified to such Exchanging Tranche A Term Lender by the Administrative Agent will be exchanged for New Tranche A Term Loans, as further described in such Exchanging Tranche A Term Lender’s Lender Consent, as of the Restatement Date.

(b) Exchange of Existing Tranche A1 Term Loans. On the terms and subject to the contemporaneous satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Existing Tranche A1 Term Lender agrees that an aggregate principal amount of its Existing Tranche A1 Term Loans (the “Exchanged Tranche A1 Term Loans”) equal to the amount notified to such Exchanging Tranche A1 Term Lender by the Administrative Agent will be exchanged for New Tranche A Term Loans, as further described in such Exchanging Tranche A1 Term Lender’s Lender Consent, as of the Restatement Date.

(c) Exchange of Existing Dollar Revolving Commitments. On the terms and subject to the contemporaneous satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Existing Dollar Revolving Lender agrees that an aggregate principal amount of its Existing Dollar Revolving Commitments (the “Exchanged Dollar Revolving Commitments”) equal to the amount notified to such Exchanging Dollar Revolving Lender by the Administrative Agent will be exchanged for New Dollar Revolving Commitments, as further described in such Exchanging Dollar Revolving Lender’s Lender Consent, in each case, as of the Restatement Date.

(d) Exchange of Existing Multicurrency Revolving Commitments. On the terms and subject to the contemporaneous satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Existing Multicurrency Revolving Lender agrees that an aggregate principal amount of its Existing Multicurrency Revolving Commitments (the “Exchanged Multicurrency Revolving Commitments”) equal to the amount notified to such Exchanging Multicurrency Revolving Lender by the Administrative Agent will be exchanged for New Multicurrency Revolving Commitments, as further described in such Exchanging Multicurrency Revolving Lender’s Lender Consent, in each case, as of the Restatement Date.

(e) Agreement to Make Increased Tranche A Term Loans and Additional Tranche A Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Increasing Tranche A Term Lender and each Additional Tranche A Term Lender agrees to make Increased Tranche A Term Loans or Additional Tranche A Term Loans, as the case may be, equal to the amount notified to such Increasing Tranche A Term Lender or Additional Tranche A Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Tranche A Term Loans or Additional Tranche A Term Loans, as the case may be) on the Restatement Date, and each Additional Tranche A Term Lender shall be a “Lender” and a “Tranche A Term Loan Lender” under the Restated Credit Agreement as of such date. Amounts paid or prepaid in respect of New Tranche A Term Loans (including the Increased Tranche A Term Loans or Additional Tranche A Term Loans) may not be reborrowed.

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(f) Agreement to Make Increased Dollar Revolving Commitments and Additional Dollar Revolving Commitments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Increasing Dollar Revolving Lender and each Additional Dollar Revolving Lender agrees to make Increased Dollar Revolving Commitments or Additional Dollar Revolving Commitments, as the case may be, equal to the amount notified to such Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Dollar Revolving Commitments or Additional Dollar Revolving Commitments, as the case may be), in each case, on the Restatement Date, and agrees to make Dollar Revolving Loans to the US Borrower pursuant to and in accordance with Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans) of the Restated Credit Agreement. Each Additional Dollar Revolving Lender shall be a “Lender” and a “Dollar Revolving Lender” under the Restated Credit Agreement as of such date.

(g) Agreement to Make Increased Multicurrency Revolving Commitments and Additional Multicurrency Revolving Commitments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each Increasing Multicurrency Revolving Lender and each Additional Multicurrency Revolving Lender agrees to make Increased Multicurrency Revolving Commitments or Additional Multicurrency Revolving Commitments, as the case may be, equal to the amount notified to such Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Multicurrency Revolving Commitments or Additional Multicurrency Revolving Commitments, as the case may be), in each case, on the Restatement Date, and agrees to make Multicurrency Revolving Loans to the US Borrower and the Luxembourg Borrower pursuant to and in accordance with Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans) of the Restated Credit Agreement. Each Additional Multicurrency Revolving Lender shall be a “Lender” and a “Multicurrency Revolving Lender” under the Restated Credit Agreement as of such date.

(h) Use of Proceeds of Term Loans; Voluntary Prepayment. On the Restatement Date, the Borrowers shall apply the aggregate proceeds of the Increased Tranche A Term Loans and Additional Tranche A Term Loans (if any) to prepay in full the principal amount of all Existing Tranche A Term Loans, other than Exchanged Tranche A Term Loans and all Existing Tranche A1 Term Loans, other than Exchanged Tranche A1 Term Loans. The exchange of Exchanged Tranche A Term Loans and Exchanged Tranche A1 Term Loans with New Tranche A Term Loans, and the repayment of Existing Tranche A Term Loan Loans (other than Exchanged Tranche A Term Loans) and Existing Tranche A1 Term Loans (other than Exchanged Tranche A1 Term Loans) with the proceeds of the Increased Tranche A Term Loans and Additional Tranche A Term Loans, contemplated hereby collectively constitute a voluntary prepayment of the Existing Tranche A Term Loans and the Existing Tranche A1 Term Loans by the US Borrower pursuant to Section 2.06(b) (Optional Prepayments of Term Loans) of the Credit Agreement. For the avoidance of doubt, as specified in Section 2.17 (Specified Refinancing Debt) of the Credit Agreement, Section 2.17 (Specified Refinancing Debt) of the Credit Agreement supersedes Section 2.14 (Sharing of Payments) of the Credit Agreement with respect to the repayment of Existing Tranche A Term Loans and Existing Tranche A1 Term Loans.

(i) Termination of Existing Dollar Revolving Commitments; New Dollar Revolving Commitments and New Dollar Revolving Loans. On the Restatement Date, all Existing Dollar Revolving Commitments, other than Exchanged Dollar Revolving Commitments (it being understood that such Existing Dollar Revolving Commitments are hereby replaced with Increased Dollar Revolving

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Commitments and Additional Dollar Revolving Commitments (if any)) are hereby irrevocably terminated. If, on the Restatement Date, there are any Existing Dollar Revolving Loans outstanding, such Existing Dollar Revolving Loans shall, on the Restatement Date, be prepaid to the Lenders thereof from the proceeds of New Dollar Revolving Loans made under the Restated Credit Agreement, which prepayment shall be accompanied by accrued interest on the Existing Dollar Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05 (Funding Losses) of the Credit Agreement.

(j) Termination of Existing Multicurrency Revolving Commitments; New Multicurrency Revolving Commitments and New Multicurrency Revolving Loans. On the Restatement Date, all Existing Multicurrency Revolving Commitments, other than Exchanged Multicurrency Revolving Commitments (it being understood that such Existing Multicurrency Revolving Commitments are hereby replaced with Increased Multicurrency Revolving Commitments and Additional Multicurrency Revolving Commitments (if any)) are hereby irrevocably terminated. If, on the Restatement Date, there are any Existing Multicurrency Revolving Loans outstanding, such Existing Multicurrency Revolving Loans shall, on the Restatement Date, be prepaid to the Lenders thereof from the proceeds of New Multicurrency Revolving Loans made under the Restated Credit Agreement, which prepayment shall be accompanied by accrued interest on the Existing Multicurrency Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05 (Funding Losses) of the Credit Agreement.

(k) Other Provisions Regarding Loans. The obligations of the Increasing Tranche A Term Lenders and the Additional Tranche A Term Lenders and the refinancing undertakings of the Exchanging Tranche A Term Lenders are several and not joint. The failure to fund of any Increasing Tranche A Term Lender or Additional Tranche A Term Lender who committed to make New Tranche A Term Loans on the Restatement Date shall not relieve any other Increasing Tranche A Term Lender or Additional Tranche A Term Lender who committed to make New Tranche A Term Loans of its corresponding obligation to do so on such date, and no Increasing Tranche A Term Lender or Additional Tranche A Term Lender shall be responsible for the failure to fund of any other Increasing Tranche A Term Lender or Additional Tranche A Term Lender who committed to make New Tranche A Term Loans. The obligations of the Increasing Dollar Revolving Lenders and the Additional Dollar Revolving Lenders and the refinancing undertakings of the Exchanging Dollar Revolving Lenders are several and not joint. The failure to fund of any Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender who committed to make New Dollar Revolving Commitments on the Restatement Date shall not relieve any other Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender who committed to make New Dollar Revolving Commitments of its corresponding obligation to do so on such date, and no Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender shall be responsible for the failure to fund of any other Increasing Dollar Revolving Lender or Additional Dollar Revolving Lender who committed to make New Dollar Revolving Commitments. The obligations of the Increasing Multicurrency Revolving Lenders and the Additional Multicurrency Revolving Lenders and the refinancing undertakings of the Exchanging Multicurrency Revolving Lenders are several and not joint. The failure to fund of any Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender who committed to make New Multicurrency Revolving Commitments on the Restatement Date shall not relieve any other Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender who committed to make New Multicurrency Revolving Commitments of its corresponding obligation to do so on such date, and no Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender shall be responsible for the failure to fund of any other Increasing Multicurrency Revolving Lender or Additional Multicurrency Revolving Lender who committed to make New Multicurrency Revolving Commitments. Notwithstanding anything herein or in the Restated Credit Agreement to the contrary, (i) the aggregate principal amount of New Tranche A Term Loans will not exceed the aggregate principal amount of the Existing Tranche A Term Loans and Existing Tranche A1 Term Loans outstanding immediately prior to the Restatement Date plus accrued interest, fees and

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premiums on the Existing Tranche A Terms Loans and Existing Tranche A1 Term Loans and reasonable fees and expenses incurred in connection with this Amendment, (ii) the aggregate principal amount of New Dollar Revolving Loans and New Dollar Revolving Commitments will not exceed the aggregate principal amount of the Existing Dollar Revolving Loans and Existing Dollar Revolving Commitments outstanding immediately prior to the Restatement Date and (iii) the aggregate principal amount of New Multicurrency Revolving Loans and New Multicurrency Revolving Commitments will not exceed the aggregate principal amount of the Existing Multicurrency Revolving Loans and Existing Multicurrency Revolving Commitments outstanding immediately prior to the Restatement Date. Each of the parties hereto acknowledges and agrees that the terms of this Amendment and the Restated Credit Agreement do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Restated Credit Agreement.

(l) L/C Issuers; Swingline Lender. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 (Conditions to Effectiveness) hereof, each L/C Issuer and Swingline Lender signatory hereto irrevocably agrees to the terms of this Amendment.

(m) Breakage. Subject to Section 7 (Waivers), the exchange, refinancing and prepayments contemplated by this Amendment shall be subject to compensation by the Borrowers pursuant to the provisions of Section 3.05 (Funding Losses) of the Credit Agreement if the Restatement Date occurs other than on the last day of the Interest Period relating to the applicable Loans.

(n) Interest Periods. All Interest Periods applicable to Existing Tranche A Term Loans, Existing Dollar Revolving Loans and Existing Multicurrency Revolving Loans shall continue in effect for the equivalent principal amount of New Tranche A Term Loans, New Dollar Revolving Loans made on the Restatement Date and New Multicurrency Revolving Loans made on the Restatement Date, as applicable, after the Restatement Date (until such Interest Periods expire, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.03 (Borrowings, Conversions and Continuations) of the Restated Credit Agreement. New Tranche A Term Loans, New Dollar Revolving Loans made on the Restatement Date and New Multicurrency Revolving Loans made on the Restatement Date, in each case, shall be allocated ratably to such Interest Periods.

(o) Administrative Agent Authorization. The Borrowers, each L/C Issuer and the Lenders whose signatures appear below authorize the Administrative Agent to (i) determine all amounts, percentages and other information with respect to the Commitments and Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the signature pages of all Lenders whose signatures appear below and (ii) enter and complete all such amounts, percentages and other information in the Restated Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrowers under the Restated Credit Agreement, in each case, absent manifest error. For the avoidance of doubt, the provisions of Article IX (Agents) and Section 10.05 (Indemnification by the Borrowers; Limitation of Liability) of each of the Credit Agreement and the Restated Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 2(o).

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Section 3. Conditions to Effectiveness. This Amendment and the Restated Credit Agreement shall become effective as of the date (the “Restatement Date”) on which each of the following conditions precedent shall have been satisfied; provided that, notwithstanding the foregoing, the waivers set forth in Section 7 (Waivers) of this Amendment shall become effective upon receipt by the Administrative Agent of signature pages to this Amendment duly executed by the Required Lenders:

(a) Certain Documents. The Administrative Agent shall have received each of the following (unless otherwise agreed to or waived by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and dated as of the Restatement Date:

(i) this Amendment, duly executed by the Borrowers, the Administrative Agent, each L/C Issuer, the Swingline Lender, each Exchanging Tranche A Term Lender, each Exchanging Tranche A1 Term Lender, each Increasing Tranche A Term Lender, each Additional Tranche A Term Lender, each Exchanging Dollar Revolving Lender, each Increasing Dollar Revolving Lender, each Additional Dollar Revolving Lender, each Exchanging Multicurrency Revolving Lender, each Increasing Multicurrency Revolving Lender, each Additional Multicurrency Revolving Lender and the Required Lenders (in the case of each Lender, whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to this Amendment, as applicable); the Lender Consents and Joinders duly executed by each Exchanging Tranche A Term Lender, Exchanging Tranche A1 Term Lender, Increasing Tranche A Term Lender, Additional Tranche A Term Lender, Exchanging Dollar Revolving Lender, Increasing Dollar Revolving Lender, Additional Dollar Revolving Lender, Exchanging Multicurrency Revolving Lender, Increasing Multicurrency Revolving Lender and Additional Multicurrency Revolving Lender, as applicable, such that, upon such execution by all such Lenders, (A) the aggregate principal amount of the Exchanged Tranche A Term Loans, the Exchanged Tranche A1 Term Loans, the Increased Tranche A Term Loans and the Additional Tranche A Term Loans will be equal to the aggregate principal amount of the Existing Tranche A Term Loans and Existing Tranche A1 Term Loans outstanding immediately prior to the effectiveness of this Amendment, plus accrued interest, fees and premiums on the Existing Tranche A Term Loans and Existing Tranche A1 Term Loans and reasonable fees and expenses incurred in connection with this Amendment (B) the aggregate principal amount of the Exchanged Dollar Revolving Commitments, the Increased Dollar Revolving Commitments and the Additional Dollar Revolving Commitments will be equal to the aggregate principal amount of Existing Dollar Revolving Commitments outstanding immediately prior to the effectiveness of this Amendment and (C) the aggregate principal amount of the Exchanged Multicurrency Revolving Commitments, the Increased Multicurrency Revolving Commitments and the Additional Multicurrency Revolving Commitments will be equal to the aggregate principal amount of Existing Multicurrency Revolving Commitments outstanding immediately prior to the effectiveness of this Amendment;

(ii) the Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached hereto as Exhibit B (the “Guarantor Consent”), duly executed by each of the Guarantors;

(iii) a copy of the (A) except for the Luxembourg Borrower, certificates of such official attesting to the good standing of each such Loan Party in such State and (B) with respect to the Luxembourg Borrower, (x) an excerpt delivered by the Luxembourg RCS on or prior to the Restatement Date and (y) a certificate of absence of judicial decisions (certificat de non-inscription d’une décision judiciaire), delivered by the Luxembourg RCS, with respect to the situation of the Luxembourg Borrower on or prior to the Restatement Date;

(iv) (A) with respect to the US Borrower, a certificate of a Secretary or Assistant Secretary of the US Borrower or such other Person designated to act on behalf of the US Borrower; (B) with respect to the Luxembourg Borrower, a certificate of a Category A and/or Category B Manager (or such other Person designated to act on behalf of the Luxembourg Borrower) authorized for such purpose by the Luxembourg Borrower; and (C) with respect to any other Loan Party, a certificate of a Secretary, an Assistant Secretary or a Vice President of such Loan Party or such

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Person designated to act on behalf of such Loan Party, in each case, certifying (w) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver this Amendment and any Loan Document or any other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (x) that there have been no changes in the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification from the by-laws (or equivalent Constituent Document) of such Loan Party delivered in connection with the Credit Agreement other than those changes attached to the certificate, (y) the resolutions of such Loan Party’s Board of Directors or the Board of Managers or Sole Member (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment, the Restated Credit Agreement and the other Loan Documents to which it is a party and (z) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered in connection with the Credit Agreement other than those changes attached to the certificate;

(v) a favorable opinion of (A) Kane Kessler, P.C., counsel to the Loan Parties and (B) counsel to the Luxembourg Borrower in Luxembourg, each in form and substance reasonably satisfactory to the Administrative Agent and addressing such matters relating to this Amendment and the Restated Credit Agreement as the Administrative Agent may reasonably request;

(vi) a certificate of a Responsible Officer of the US Borrower, in form and substance satisfactory to the Administrative Agent, stating that the US Borrower and each of its Subsidiaries on a consolidated basis are Solvent after giving effect to the New Loans, the application of the proceeds thereof in accordance with this Amendment and the payment of all estimated Attorney Costs, and accounting and other fees related to this Amendment and to the other Loan Documents and the transactions contemplated thereby; and

(vii) such additional documentation as the Administrative Agent may reasonably require prior to the execution and delivery of this Amendment.

(b) Additional Conditions. (i) The US Borrower shall have delivered to the Administrative Agent a duly executed Tranche A Term Loan Interest Rate Selection Notice, and a duly executed Dollar Revolving Loan Notice, (ii) the Borrowers shall have delivered to the Administrative Agent a duly executed Multicurrency Revolving Loan Notice and (iii) except as expressly waived or modified pursuant to the terms of this Amendment, the New Loans shall be made on the terms and conditions set forth in Section 2.17 (Specified Refinancing Debt) of the Credit Agreement.

(c) Fees and Expenses Paid. The Borrowers shall have paid to the Administrative Agent, for the account of (i) the Agents, all fees and expenses (including Attorney Costs of the Agents) due and payable on or before the Restatement Date, (ii) the Lenders, all accrued and unpaid interest and premiums on the aggregate principal amount of the Existing Tranche A Term Loans, Existing Tranche A1 Term Loans, Existing Dollar Revolving Loans and Existing Multicurrency Revolving Loans to, but not including, the Restatement Date and all amounts due under Section 2(m) (Breakage) hereunder of which the US Borrower has been notified, (iii) all Lenders holding Existing Tranche A Term Loans, Existing Tranche A1 Term Loans, Existing Dollar Revolving Loans, Existing Dollar Revolving Commitments, Existing Multicurrency Revolving Loans or Existing Multicurrency Revolving Commitments immediately prior to the Restatement Date that are not party to this Amendment, if any, all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Lenders under the Loan Documents (prior to the effectiveness of this Amendment) and of which the US Borrower has been notified to, but not including, the Restatement Date, (iv) the Lenders (including any Person becoming a

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Lender of New Loans on the Restatement Date), any fees due and payable on or before the Restatement Date and (v) the existing Lenders, any amendment fees payable in connection with this Amendment (if any).

(d) Use of Proceeds of Term Loans. On the Restatement Date, the US Borrower shall apply, concurrently with the exchange of Exchanged Tranche A Term Loans and Exchanged Tranche A1 Term Loans with New Tranche A Term Loans and the making of the Increased Tranche A Term Loans and the Additional Tranche A Term Loans (if any), the aggregate proceeds of the Increased Tranche A Term Loans and the Additional Tranche A Term Loans (if any) to prepay in full the principal amount of all Existing Tranche A Term Loans and Existing Tranche A1 Term Loans other than Exchanged Tranche A Term Loans and Exchanged Tranche A1 Term Loans, as applicable, and to pay accrued interest, fees and premiums with respect thereto and reasonable fees and expenses incurred in connection with this Amendment.

(e) New Revolving Commitments; Use of Proceeds of Revolving Loans. If, on the Restatement Date, there are any Existing Dollar Revolving Loans outstanding, the US Borrower shall apply the aggregate proceeds of New Dollar Revolving Loans to prepay in full the principal amount of all Existing Dollar Revolving Loans. If, on the Restatement Date, there are any Existing Multicurrency Revolving Loans outstanding, the US Borrower and the Luxembourg Borrower shall apply the aggregate proceeds of New Multicurrency Revolving Loans to prepay in full the principal amount of all Existing Multicurrency Revolving Loans.

(f) Representations and Warranties; No Defaults. The Administrative Agent, for the benefit of the Lenders, shall have received a certificate of a Responsible Officer of the US Borrower certifying that the following statements shall be true on the Restatement Date, both before and after giving effect to the incurrence of the New Loans and the application of the proceeds thereof:

(i) the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Restatement Date and shall be true and correct in all material respects on and as of the Restatement Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct; and

(i) no Default or Event of Default shall have occurred and be continuing.

Section 4. Certain Covenants and Agreements.

(a) Further Assurances. The Borrowers hereby covenant and agree that after giving effect to this Amendment, the Borrowers and their respective Subsidiaries shall take such other actions and deliver such documents, at their sole cost and expense, as reasonably requested by Administrative Agent in furtherance of the foregoing, and the Borrowers shall otherwise comply in all respects with Section 6.20 (Further Assurances) of the Restated Credit Agreement in accordance with the terms thereof.

(b) Default. Any breach by the Borrowers of their obligations under this Section 4 shall constitute a Default under Section 8.01 (c) (Other Defaults) of the Restated Credit Agreement and, if unremedied after the provision of notice and passage of time contemplated by such Section, an Event of Default for all purposes of the Restated Credit Agreement and the other Loan Documents.

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Section 5. Representations and Warranties. Each of the Borrowers, on behalf of itself and the other Loan Parties, hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) The execution, delivery and performance of this Amendment and the Guarantor Consent by each Loan Party that is a party hereto and thereto have been duly authorized by all necessary corporate or other Organizational Action (including the consent of stockholders where required), and this Amendment, the Guarantor Consent and the Restated Credit Agreement do not and will not (i) contravene or violate any of the terms of any of such Person’s Constituent Documents, (ii) conflict with or result in any breach or contravention of, constitute a default under, or result in or permit the termination or acceleration of, any material Contractual Obligation material to the Loan Parties as a whole to which the Person is a party, (iii) result in the creation or imposition of any Lien upon any property of such Person or any of its Subsidiaries except for any Permitted Liens, or (iv) violate any Law the violation of which would be material to the Loan Parties as a whole (including Regulations T, U and X of the FRB) or material order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject.

(b) This Amendment and the Guarantor Consent have been duly executed and delivered by each Loan Party that is a party hereto and thereto. This Amendment, the Guarantor Consent and the Restated Credit Agreement constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto and thereto in accordance with its terms, except as the enforceability thereof may be limited by public policy, applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

Section 6. Reference to and Effect on the Loan Documents.

(a) As of the Restatement Date, each reference in the Credit Agreement and the other Loan Documents to the “Credit Agreement”, “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Restated Credit Agreement.

(b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or of any right, power, privilege or remedy of any Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as to any waiver explicitly set forth in Section 7 of this Amendment.

(d) The Borrowers hereby confirm that the security interests and Liens granted by the Borrowers pursuant to the Loan Documents continue to secure the Obligations and that such security interests and Liens remain in full force and effect.

Section 7. Waivers. Effective as provided in Section 3 (Conditions to Effectiveness) hereof, the Required Lenders and all Lenders party hereto hereby waive (i) the requirement to provide ten (10) Business Days’ notice for a response to a request for Specified Refinancing Debt under Section 2.17(b) (Specified Refinancing Debt) of the Credit Agreement with respect to the transactions contemplated by this Amendment, (ii) the requirement that each class of Specified Refinancing Debt be in an aggregate

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principal amount that is an integral multiple of the Dollar Equivalent of $5,000,000 in excess of the Dollar Equivalent of $25,000,000, under Section 2.17(d) (Specified Refinancing Debt) of the Credit Agreement with respect to the transactions contemplated by this Amendment, (iii) the right to the payment of any breakage, loss or expense under Section 3.05 (Funding Losses) of the Credit Agreement with respect to any of its Loans that are being repaid as of the Restatement Date, (iv) the requirement set forth in Section 2.17(b) (Specified Refinancing Debt) that any proposed Specified Refinancing Debt shall first be requested on a ratable basis from existing Lenders in respect of the Facility and Loans being refinanced, (v) the requirement set forth in Section 2.17(e) (Specified Refinancing Debt) of the Credit Agreement that the Credit Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Specified Refinancing Debt incurred pursuant to this Amendment, (vi) the requirement to provide three (3) Business Days’ notice of prepayment of Term Loans under Section 2.06(b)(i) (Optional Prepayment of the Term Loans) of the Credit Agreement with respect to the transactions contemplated by this Amendment and (vii) the requirement to provide three (3) Business Days’ or five (5) Business Days’ notice, as applicable, of termination of Dollar Revolving Credit Commitments and Multicurrency Revolving Credit Commitments under Section 2.07 (Reduction or Termination of Revolving Credit Commitments) of the Credit Agreement with respect to the transactions contemplated by this Amendment.

Section 8. FATCA. Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the Restatement Date, the Borrowers and the Administrative Agent shall not treat (and the Lenders authorize the Administrative Agent to not treat) the Tranche A Term Loans as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). Pursuant to Section 10.15 of the Restated Credit Agreement, the Administrative Agent requests each Non-U.S. Lender to provide documentation on or before December 31, 2014 to allow the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.

Section 9. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Section 10. Submission to Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the State of New York in New York County or of the United States of America for the Southern District of New York, located in the Borough of Manhattan, and, by execution and delivery of this Amendment, each Person party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

Section 11. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 12. Severability. The fact that any term or provision of this Amendment (or of the Restated Credit Agreement) is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

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Section 13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile, PDF or other electronic copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.

Section 14. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, this Amendment has been duly executed on the date set forth above.

US BORROWER:

JARDEN CORPORATION, a Delaware corporation

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Executive Vice President-Administration, General Counsel and Secretary

LUXEMBOURG BORROWER:

JARDEN LUX HOLDINGS S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Authorized Signatory

JARDEN LUX S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Category A Manager

JARDEN LUX FINCO S.à r.l., a company incorporated under the laws of the Grand Duchy of Luxembourg

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Category A Manager

Execution Version

BARCLAYS BANK PLC, as Administrative
Agent, L/C Issuer and Swingline Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

JPMORGAN CHASE BANK, N.A., as L/C Issuer

By:	/s/ Devin Roccisano
Name:	Devin Roccisano
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as L/C Issuer

By:	/s/ Tony Sood
Name:	Tony Sood
Title:	Director

SANTANDER BANK, N.A., as L/C Issuer

By:	/s/ Marcelo Castro
Name:	Marcelo Castro
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION, as L/C Issuer

By:	/s/ Chris D. Thorton
Name:	Chris D. Thorton
Title:	Senior Vice President

BANK OF AMERICA, N.A., as L/C Issuer

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

Execution Version

EXHIBIT A

AMENDED AND RESTATED CREDIT AGREEMENT

$2,310,000,000

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 19, 2014

among

JARDEN CORPORATION,

as the US Borrower,

JARDEN LUX HOLDINGS S.à r.l. and JARDEN LUX FINCO S.à r.l.,

collectively, as the Luxembourg Borrower,

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent,

and

THE LENDERS AND L/C ISSUERS PARTY HERETO

BARCLAYS BANK PLC,

as Sole Lead Arranger and a Joint Book-Running Manager,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, RBC CAPITAL MARKETS, SUNTRUST ROBINSON HUMPHREY, INC. and WELLS FARGO SECURITIES, LLC,

as Joint Book-Running Managers,

CREDIT SUISSE SECURITIES (USA) LLC, DEUTSCHE BANK SECURITIES INC., HSBC BANK USA, N.A., J.P. MORGAN SECURITIES LLC, PNC BANK, SANTANDER BANK, N.A. and UBS SECURITIES LLC,

as Co-Documentation Agents

and

BARCLAYS BANK PLC,

as Syndication Agent

AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 19, 2014 (as it may be amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among JARDEN CORPORATION, a Delaware corporation (the “US Borrower”), Jarden Lux Holdings S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.067, having a share capital of EUR 35,000 and Jarden Lux Finco S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg, having its registered office at 560A, rue de Neudorf, L-2220 Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 152.080, having a share capital of EUR 12,500 (collectively, the “Luxembourg Borrower” and, together with the US Borrower, the “Borrowers”), the Lenders and L/C Issuers party thereto from time to time, and BARCLAYS BANK PLC, as administrative agent and collateral agent for the Lenders and the L/C Issuers (in such capacities, together with any successor in such capacities, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrowers have requested that the Lenders and L/C Issuers make available for the purposes specified in this Agreement a tranche A term loan, a tranche B term loan, and a revolving credit and letter of credit facility; and

WHEREAS, the Lenders and L/C Issuers are willing to make available to the Borrowers such tranche A term loan, tranche B term loan, revolving credit and letter of credit facility upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“2007 Indenture” means that certain Indenture, dated as of February 13, 2007 between the US Borrower and The Bank of New York, as Trustee, as supplemented by (i) the First Supplemental Indenture, dated as of February 13, 2007, among the US Borrower, the guarantors named therein and the Trustee, (ii) the Second Supplemental Indenture, dated as of February 14, 2007, among US Borrower, the guarantors named therein and the Trustee, (iii) the Third Supplemental Indenture, dated as of May 11, 2007, among US Borrower, the guarantors named therein and the Trustee, (iv) the Fourth Supplemental Indenture, dated July 6, 2007 among US Borrower, the guarantors party thereto and the Trustee, (v) the Fifth Supplemental Indenture, dated December 7, 2007 among US Borrower, the guarantors party thereto and the Trustee, (vi) the Sixth Supplemental Indenture, dated November 23, 2009 among US Borrower, the guarantors party thereto and Wells Fargo Bank, National Association, (successor to The Bank of New York) as Trustee, and (vii) the Seventh Supplemental Indenture, dated as of October 20, 2010 among US Borrower, the guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, as further amended or supplemented from time to time as permitted by the Loan Documents.

“2009 Indenture” means that certain Indenture, dated as of April 30, 2009, between the US Borrower and The Bank of New York Mellon, as Trustee, as supplemented by (i) the First

Supplemental Indenture, dated as of April 30, 2009, among the US Borrower, the guarantors named therein and the Trustee, (ii) the Second Supplemental Indenture, dated as of November 23, 2009, among the US Borrower, the guarantors named therein and Wells Fargo Bank, N.A. (successor to The Bank of New York Mellon), as Trustee, and (iii) the Third Supplemental Indenture, dated as of November 9, 2010, among the US Borrower, the guarantors named therein and the Trustee, as further amended or supplemented from time to time as permitted by the Loan Documents.

“2010 Indenture” means that certain Indenture, dated as of January 20, 2010, between the US Borrower and Wells Fargo Bank, N.A., as Trustee, as supplemented by the First Supplemental Indenture, dated as of January 20, 2010, among the US Borrower, the guarantors named therein and the Trustee, as further amended or supplemented from time to time as permitted by the Loan Documents.

“2012 Indenture” means that certain Indenture, dated as of September 18, 2012, between the US Borrower and Wells Fargo Bank, National Association, as Trustee, as amended or supplemented from time to time as permitted by the Loan Documents.

“2013 Indenture” means that certain Indenture, dated as of June 12, 2013, between the US Borrower and Wells Fargo Bank, National Association, as Trustee, as amended or supplemented from time to time as permitted by the Loan Documents.

“2014 March Indenture” means that certain Indenture, dated as of March 17, 2014, between the US Borrower and Wells Fargo Bank, National Association, as Trustee, as amended or supplemented from time to time as permitted by the Loan Documents.

“2014 July Indenture” means that certain Indenture, dated as of July 14, 2014, between the US Borrower, Wells Fargo Bank, National Association, as Trustee and Société Générale Bank & Trust, as Paying Agent, Transfer Agent, Registrar and Authenticating Agent, as amended or supplemented from time to time as permitted by the Loan Documents.

“Accelerated Share Repurchase” means any repurchase of US Borrower’s common stock pursuant to any arrangement or agreement entered into with one or more banks or securities broker-dealers, and any related repurchase and hedging arrangements, including, without limitation, share forward transactions, for an aggregate consideration not exceeding $250,000,000 plus any and all additional amounts, fees and expenses payable by US Borrower to settle any such related repurchase and hedging arrangements (including, without limitation, any share forward transaction) and which may include, without limitation, one or more deliveries of stock by either party thereto (including, without limitation, upon entry into, at final settlement of or at any other time during the term of the relevant transaction) and provisions for the purchase or sale by the US Borrower of a stock price cap, a stock price floor, a maximum and/or minimum stock delivery limit, a variable duration option, other price or duration optionality, variable notional mechanics or any combination of the foregoing. For purposes of compliance with Section 7.07 (Restricted Payments), the amount of the Restricted Payment associated with any Accelerated Share Repurchase entered into by US Borrower will be the amount paid to the bank(s) or securities broker-dealer(s), as applicable.

“Accepting Lenders” has the meaning specified in Section 2.18 (Certain Permitted Amendments).

“Accounts” has the meaning specified in the UCC.

“Acquisition” means the acquisition of (i) a controlling equity or other ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (ii) assets of another Person which constitute all or any material part of the assets of such Person or of a line or lines of business conducted by such Person.

“Acquisition Adjustments” means the adjustments to certain financial terms and computations as more particularly described in Section 1.03(c) (Accounting Terms).

“Acquisition Related Earn-Outs” means, collectively, the Prior Acquisition Earn-Outs and the Permitted Acquisition Earn-Outs.

“Additional Dollar Revolving Commitment” means the New Dollar Revolving Commitment of each Dollar Revolving Lender that has executed a joinder to the Fifth Amendment in the capacity as “Additional Dollar Revolving Lender”.

“Additional Intercreditor Agreement” means an intercreditor agreement among the Administrative Agent and one or more Senior Representatives for holders of secured Permitted Senior Notes providing that, inter alia, the Liens on the Collateral as between the Administrative Agent or the Collateral Agent, as applicable (for the benefit of the Secured Parties) and one or more Senior Representatives (for the benefit of the holders of secured Permitted Senior Notes) shall be pari passu (but without regard to control of remedies), as such intercreditor agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. The Additional Intercreditor Agreement shall be in a form customary for transactions of the type contemplated thereby and otherwise reasonably satisfactory to the Administrative Agent or the Collateral Agent, as applicable and the US Borrower and, to the extent agreed to by the Administrative Agent or the Collateral Agent, as applicable, the Senior Representative for the applicable holders of secured Permitted Senior Notes, may be in the form of an amendment and restatement of the Local Credit Facility Intercreditor Agreement.

“Additional Multicurrency Revolving Commitment” means the New Multicurrency Revolving Commitment of each Multicurrency Revolving Lender that has executed a joinder to the Fifth Amendment in the capacity as “Additional Multicurrency Revolving Lender”.

“Additional Tranche A Term Loan” means each New Tranche A Term Loan made to the US Borrower on the Restatement Date by a Tranche A Term Lender that has executed a joinder to the Fifth Amendment in the capacity as “Additional Tranche A Term Lender”.

“Additional Tranche B Term Loan” means each New Tranche B Term Loan made to the US Borrower on the Second Amendment Effective Date by a Tranche B Term Lender that has executed a joinder to the Second Amendment in the capacity as “Additional Tranche B Term Lender”.

“Administrative Agent” has the meaning specified in the introductory paragraph to this Agreement.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule II (Applicable Lending Offices and Addresses for Notices), or such other address or account as the Administrative Agent may from time to time notify to the Borrower Representative and the Lenders.

“Affected Lenders” has the meaning specified in Section 3.07(a)(ii) (Substitution of Lenders).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agent Fee Letter” means each of (a) that certain fee letter, dated as of March 31, 2011, by Barclays, as Administrative Agent, and accepted by the US Borrower on March 31, 2011 relating to certain fees payable by the US Borrower in connection with this Agreement and the transactions contemplated hereby and (b) any additional fee letter entered into as part of any Facilities Increase and executed by, among others, the US Borrower and the Agents.

“Agent-Related Persons” means each of the Administrative Agent (including any successor administrative agent) and the Collateral Agent (including any successor collateral agent), in each case, together with its respective Affiliates, and the officers, directors, employees, agents, advisors, representatives and attorneys-in-fact of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent and the Collateral Agent.

“Aggregate Dollar Revolving Credit Commitments” means, as of the date of determination thereof, the sum of all Dollar Revolving Credit Commitments of all Dollar Revolving Lenders at such date.

“Aggregate Multicurrency Revolving Credit Commitments” means, as of the date of determination thereof, the sum of all Multicurrency Revolving Credit Commitments of all Multicurrency Revolving Lenders as of such date.

“Aggregate Outstanding Securitization Amount” means, on any date of determination, the sum of all Outstanding Securitization Amounts with respect to all Permitted Receivables Financings.

“Aggregate Revolving Credit Commitments” means, as at the date of determination thereof, the sum of all the Aggregate Dollar Revolving Credit Commitments and the Aggregate Multicurrency Revolving Credit Commitments.

“Agreement” means this Credit Agreement.

“Agreement Currency” has the meaning specified in Section 10.18(c) (Submission to Jurisdiction; Service of Process).

“Applicable Accounting Standards” means, as of the date of this Agreement, GAAP; provided, however, that the US Borrower may, upon not less than thirty (30) days prior written notice to the Administrative Agent, change to IFRS; provided, however, (a) such notice of its change to IFRS shall be accompanied by a description in reasonable detail of any material variation between the application of accounting principles under GAAP and the application of accounting principles under IFRS in calculating the financial covenants under Section 7.13 hereof and the reasonable estimates of the difference between such calculations arising as a consequence thereof, and (b) if such change is deemed by the Administrative Agent to be material or detrimental to the Lenders, in its reasonable discretion, such change shall not be effective for purposes of calculating the financial covenants hereunder until the US Borrower and the Required Lenders have agreed upon amendments to the financial covenants contained herein to reflect any change in such basis.

“Applicable Amount” shall mean, at any time (the “Reference Time”), an amount equal to (a) the sum, without duplication, of:

(i) $1,317,000,000;

(ii) [Reserved];

(iii) the greater of (a) zero and (b) 50% of Cumulative Consolidated Net Income for the period from July 1, 2013 until the last day of the then most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 (Financial Statements); provided that, for the purposes of Sections 7.07(e) and (g) (Restricted Payments) and Section 7.19 (Subordinated Indebtedness, etc.) only, the amount in this clause (iii) shall only be available if the Total Leverage Ratio for the Four-Quarter Period ending on or most recently ended prior to such date is less than 3.75:1.00, determined on a pro forma basis after giving effect to any Restricted Payment or Bond Repurchase actually made pursuant to Sections 7.07(e) and (g) (Restricted Payments) and Section 7.19 (Subordinated Indebtedness, etc.); and

(iv) the amount of any capital contributions (other than (x) any Cure Amount or (y) any such contribution consisting of Disqualified Stock) made in cash to, or any proceeds of an Equity Issuance received by, the US Borrower from and including the Business Day immediately following the Closing Date through and including the Reference Time, including proceeds from the issuance of Stock or Stock Equivalents of any direct or indirect parent of the US Borrower, minus (b) the sum, without duplication, of:

(i) the aggregate amount of Investments made pursuant to Section 7.02(d)(iv) (Investments) (up to an amount equal to the Applicable Amount) less any cash return received by a Borrower or Loan Party with respect to such Investment following the Closing Date and prior to the Reference Time;

(ii) the aggregate amount of Restricted Payments made pursuant to Section 7.07(e) (up to an amount equal to the Applicable Amount) (but excluding the amount of any repurchases of shares of the US Borrower’s common stock made pursuant to the commenced Tender Offer or the Accelerated Share Repurchase, if any), and (g) (Restricted Payments) following the Fourth Amendment Effective Date and prior to the Reference Time;

(iii) the aggregate amount of Bond Repurchases made pursuant to the proviso to Section 7.19 (Subordinated Indebtedness, etc.) (to the extent not disregarded pursuant to clause (y) thereof) following the Closing Date and prior to the Reference Time other than in connection with a Permitted Refinancing (including, for the avoidance of doubt, a Permitted Refinancing by way of (A) tender offer or (B) other Bond Repurchase qualifying as a Permitted Refinancing that results in the repurchase of the entire principal amount (or any part thereof) of the US Borrower’s 8% Senior Notes due 2016);

(iv) the aggregate amount of Investments made pursuant to Section 7.02(p)(Investments) (up to an amount equal to the Applicable Amount) less any cash return received by a Borrower or Loan Party with respect to such Investment following the Closing Date and prior to the Reference Time; and

(v) below par purchases of Term Loans in accordance with Section 2.06(b)(iii)(Below-Par Purchases);

provided that in no event can the Applicable Amount be less than zero.

“Applicable Existing Facility” has the meaning set forth in Section 2.01(c)(Term Loans; Facilities Increase).

“Applicable Margin” means:

(a) with respect to the Segments of the Tranche B Term Loan (except for any Tranche B1 Term Loan) maintained as (x) Base Rate Loans, a rate equal to 1.50% per annum and (y) Eurodollar Rate Loans, a rate equal to 2.50% per annum;

(b) with respect to the Segments of the Tranche B1 Term Loan maintained as (x) Base Rate Loans, a rate equal to 1.75% per annum and (y) Eurodollar Rate Loans, a rate equal to 2.75% per annum.

(c) with respect to any Segments of any Incremental Term Loan, at the rates per annum for Base Rate Loans, Eurodollar Rate Loans and Eurocurrency Rate Loans to be agreed by the Administrative Agent and the Borrower Representative prior to the applicable Facilities Increase Date; and

(d) with respect to Segments of the Tranche A Term Loan, the Revolving Loans and the Commitment Fee, as of any date of determination,

(i) with respect to Segments of the Tranche A Term Loans and Revolving Loans, a per annum rate equal to the rate set forth opposite the applicable Type of Loan and opposite the then applicable Total Leverage Ratio as specified in the applicable Compliance Certificate furnished to the Administrative Agent pursuant to Section 6.02(b) (Certificates; Other Information):

Total Leverage Ratio	Tranche A Term Loans		Revolving Loans
	Base Rate Loans	Eurodollar Rate Loans	Base Rate Loans	Eurodollar Rate Loans	Eurocurrency Rate Loans
Greater than or equal to 2.50:1.00	0.75%	1.75%	0.75%	1.75%	1.75%
Greater than or equal to 2.00:1.00 and less than 2.50:1.00	0.50%	1.50%	0.50%	1.50%	1.50%
Less than 2.00:1.00	0.25%	1.25%	0.25%	1.25%	1.25%

(ii) with respect to the Commitment Fee, a rate per annum equal to the rate set forth opposite the then applicable Total Leverage Ratio as specified in the applicable Compliance Certificate furnished to the Administrative Agent pursuant to Section 6.02(b) (Certificates; Other Information):

Total Leverage Ratio	Commitment Fee
Greater than or equal to 2.00:1.00	0.35%
Less than 2.00:1.00	0.25%

(e) Changes in the Applicable Margin resulting from a change in the Total Leverage Ratio on the last day of any subsequent fiscal quarter shall be determined based upon the computation of the Total Leverage Ratio set forth in each Compliance Certificate furnished to the Administrative Agent pursuant to Section 6.02(b) (Certificates; Other Information), subject to review and approval of such computation by the Administrative Agent, and shall become effective commencing on the third Business Day following the date such Compliance Certificate is received until the third Business Day following the date on which a new Compliance Certificate is delivered or is required to be delivered, whichever shall first occur. Notwithstanding the provisions of the preceding sentence, if the Borrower Representative shall fail to deliver any such Compliance Certificate within the time period required by Section 6.02(b) (Certificates; Other Information), then the Applicable Margin shall be equal to the highest pricing level set forth above from the date such certificate was due until the third Business Day following the date the appropriate Compliance Certificate is so delivered.

“Approved Electronic Communications” means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agent or the Collateral Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement to the Guaranty, any joinder to the Pledge and Security Agreement and any other written Contractual Obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any financial statement, financial and other report, notice, request, certificate and other information material; provided, however, that, “Approved Electronic Communication” shall exclude (i) any notice pursuant to Section 2.06 (Prepayments) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (ii) all notices of any Default or Event of Default and (iii) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article IV (Conditions Precedent to Credit Extensions) or Section 2.04 (Letters of Credit) or any other condition to any Borrowing or other Credit Extension hereunder or any condition precedent to the effectiveness of this Agreement.

“Approved Electronic Platform” has the meaning specified in Section 9.13(a) (Posting of Approved Electronic Communications).

“Approved Fund” means any Fund that is advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or Affiliate of an entity that administers or manages a Lender.

“Approved Member State” means each of the following: Belgium, Canada, France, Germany, Italy, Luxembourg, The Netherlands, Spain, Sweden and the United Kingdom.

“A/R Collection Agreement” means each agreement entered into by a Subsidiary of the US Borrower and an A/R Collection Company, pursuant to which any such Subsidiary shall have purchased the right to require the applicable A/R Collection Company, upon the occurrence of certain events, to purchase from such Subsidiary the outstanding balance of certain Accounts specified therein.

“A/R Collection Company” means each Person party to an A/R Collection Agreement which may, upon the occurrence of certain events, be required by the applicable Subsidiary party to such A/R Collection Agreement to purchase from the applicable Subsidiary the outstanding balance of certain Accounts specified in the applicable A/R Collection Agreement; provided that no Subsidiary or Affiliate of any Loan Party may be an A/R Collection Company.

“Arranger” means Barclays Capital, in its respective capacity as sole lead arranger and joint book-running manager, together with its respective successors in such capacity.

“Assignment and Acceptance” means an assignment and acceptance agreement substantially in the form of Exhibit E (Form of Assignment and Acceptance).

“Attorney Costs” means and includes all reasonable fees and disbursements of any law firm or other external counsel.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with Applicable Accounting Standards, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with Applicable Accounting Standards if such lease were accounted for as a Capital Lease.

“Audited Financial Statements” means the audited consolidated balance sheet of the US Borrower and its Subsidiaries for the fiscal year ended December 31, 2010, and the related consolidated statements of operations, changes in Stockholders’ Equity and cash flows for such fiscal year, including the notes thereto.

“Auto-Renewal Letter of Credit” has the meaning specified in Section 2.04(b)(iii) (Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit).

“Bankruptcy Code” means Title 11, United States Code.

“Barclays” means Barclays Bank PLC.

“Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus  1⁄2 of 1%. For purposes hereof: “Prime Rate” shall mean the rate which Barclays announces from time to time as its prime lending rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Barclays, which may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively.

“Base Rate Loan” means a Loan (including a Segment) bearing interest or to bear interest at the Base Rate.

“Base Rate Segment” means a Segment bearing interest or to bear interest at the Base Rate.

“Bicycle” means Bicycle Holding, Inc., a Delaware corporation.

“Bond Repurchase” has the meaning specified in Section 7.19 (Subordinated Indebtedness, etc.).

“Bond Repurchase Allowance” has the meaning specified in Section 7.19 (Subordinated Indebtedness, etc.).

“Borrower Representative” means the US Borrower in its capacity as representative of the Borrowers as set forth in Section 2.15 (Appointment of Borrower Representative).

“Borrowers” has the meaning set forth in the introductory paragraph hereto.

“Borrower’s Accountants” means PricewaterhouseCoopers LLP or other independent nationally-recognized public accountants of the US Borrower.

“Borrowing” means any of (a) the borrowing under the Term Loan Facilities, (b) a Revolving Borrowing, (c) a Swing Line Borrowing, or (d) the borrowing under the Facilities Increase, as the context may require.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank market; provided, however, that (a) when such term is used for the purposes of determining the date on which the Eurocurrency Base Rate is determined for any loan denominated in Euros for any Interest Period therefor and for purposes of determining the first and last day of any Interest Period, a Target Operating Day or a day of the year on which banks are not required or authorized to close in New York; and (b) for notices, determinations, fundings and payments in connection with any Loan denominated in Euros, a Target Operating Day or a day of the year on which banks are not required or authorized to close in New York.

“Canadian Borrower” means Sunbeam Corporation (Canada) Limited.

“Canadian Credit Agreement” means that certain Credit Agreement, dated as of the December 21, 2005, by and among the Canadian Borrower, the Local Lenders party thereto, CIBC, as Local Agent, and Citicorp USA, Inc. as syndication agent, as amended, supplemented or otherwise modified from time to time as permitted by the Loan Documents.

“Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be required to be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with Applicable Accounting Standards.

“Captive Insurance Entity” means any wholly-owned Subsidiary or other Person (other than an individual and otherwise reasonably acceptable to the Administrative Agent) created solely for the purpose of purchasing or providing, or facilitating the provision of, insurance for products liability, workers compensation, property damage, professional indemnity, employee benefits, employer’s liability and motor and medical expenses, in each case, to the extent that such insurance may be so purchased, provided, or facilitated in accordance with applicable Law.

“Cash Collateral Account” means any Deposit Account that is (a) established by the Administrative Agent from time to time to hold funds delivered by Borrowers to satisfy their obligation to collateralize the L/C Obligations as set forth in this Agreement, (b) with such depositaries and securities intermediaries as the Administrative Agent may determine in its reasonable discretion, (c) in the name of the Administrative Agent (although such account may also have words referring to the US Borrower and the account’s purpose), and (d) under the sole dominion and control of the Administrative Agent.

“Cash Collateralize” means to pledge and deposit in, or deliver to the Administrative Agent for deposit in, a Cash Collateral Account, for the benefit of the applicable L/C Issuer and the Revolving Lenders, as collateral for the L/C Obligations plus all fees accrued or to be incurred in connection therewith, cash, Deposit Accounts and all balances therein, in an amount not less than the sum of such L/C Obligations and fees and all proceeds of the foregoing pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer (which documents are hereby consented to by the Revolving Lenders) and to take all such other action as shall be necessary for the Administrative Agent to have “control” thereof within the meaning of the UCC applicable thereto. Derivatives of such term shall have corresponding meaning.

“Cash Interest Expense” means, with respect to the US Borrower and its Subsidiaries for any period, the Consolidated Interest Expense of such Persons for such period less the Non-Cash Interest Expense of such Persons for such period. For the avoidance of doubt, Cash Interest Expense excludes any intercompany interest payable among the US Borrower and its Subsidiaries.

“Cash Management Document” means any certificate, agreement or other document executed by any Loan Party in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided after the date hereof (regardless of whether these or similar services were provided prior to the date hereof by the Administrative Agent, any Lender or any Affiliate or any of them) by any Person that is or, at the time of entry into the agreement to provide such cash management services was, the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender.

“Cash Management Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person under Cash Management Documents, including obligations for the payment of fees, interest, charges, expenses, Attorney Costs and disbursements in connection therewith to the extent required by such Cash Management Document.

“Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), but excluding (x) any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (y) Martin Franklin, Ian Ashken or either of them, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 40% or more of the Voting Stock of the US Borrower on a fully diluted basis;

(b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the US Borrower cease to be composed of individuals (who qualify under any one of the following) (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;

(c) the US Borrower shall cease to own, directly or indirectly, one hundred percent (100%) of the equity interests of any of the entities comprising the Luxembourg Borrower, except if the US Borrower owns less than one hundred percent (100%) of the equity interests of any Luxembourg Borrower as a result of any Luxembourg Borrower merging or consolidating with another Luxembourg Borrower provided that at the time of such merger or consolidation (A) no Default or Event of Default has occurred and is continuing, (B) prior written notice of the proposed merger has been provided to the Administrative Agent and (C) the surviving entity of such merger or consolidation assumes all of the Obligations of the entity not surviving such merger or consolidation to the reasonable satisfaction of the Administrative Agent; or

(d) a “change of control” or similar event shall occur as provided in any Subordinated Indenture, any Permitted Senior Notes Document or any Indebtedness incurred in connection with a Permitted Refinancing of any of the foregoing.

“CIBC” means Canadian Imperial Bank of Commerce, acting through one or more of its agencies, branches or Affiliates.

“Closing Date” means March 31, 2011.

“Closing Transactions” means, collectively, the transactions contemplated in connection with the consummation of the initial Borrowing of the Loans and other Credit Extensions under this Agreement, the refinancing of the Refinanced Indebtedness and the payment of related fees and expenses.

“Co-Documentation Agents” means, collectively, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., HSBC Bank USA, N.A., J.P. Morgan Securities LLC, PNC Bank, Santander Bank, N.A. and UBS Securities LLC.

“Code” means the United States Internal Revenue Code of 1986, as amended, and all regulations issued pursuant thereto.

“Coleman” means The Coleman Company, Inc., a Delaware corporation.

“Coleman IRB Bonds” means those certain industrial revenue bonds issued pursuant to the Coleman IRB Indentures.

“Coleman IRB Documents” means each of the Coleman IRB Indentures, the Coleman IRB Leases and each other material transaction document or instrument entered into or delivered by Coleman in connection therewith.

“Coleman IRB Indentures” means, collectively, (a) each of the indenture and each supplemental indenture listed on Schedule IV (Coleman IRB Indentures) and (b) each supplemental indenture entered into by Coleman after the Closing Date on substantially the same terms as the Coleman IRB Indentures entered into prior to the Closing Date, and otherwise in form and substance satisfactory to the Administrative Agent, providing for Coleman IRB Bonds in an aggregate amount reasonably acceptable to the Administrative Agent.

“Coleman IRB Leases” means, collectively, (a) each lease and each supplemental lease listed on Schedule V (Coleman IRB Leases) and (b) each supplemental lease entered into by Coleman after the Closing Date on substantially the same terms as the Coleman IRB Leases entered into prior to the Closing Date and otherwise in form and substance satisfactory to the Administrative Agent.

“Collateral” means, collectively, all property of the US Borrower, any Subsidiary of the US Borrower or any other Person in which the Administrative Agent, the Collateral Agent or any Lender is granted a Lien under any Collateral Document as security for all or any portion of the Obligations, but shall not include any Gaming Authorizations to the extent prohibited by applicable Gaming Laws.

“Collateral Agent” means Barclays, together with its successors in such capacity.

“Collateral Documents” means, collectively or individually as the context may indicate, the Pledge and Security Agreement, each Intellectual Property Security Agreement and all other agreements, instruments and other documents, whether now existing or hereafter in effect, pursuant to which the US Borrower or any of its Subsidiaries or other Person shall grant or convey to the Administrative Agent, the Collateral Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations, as any of them may be amended, modified or supplemented from time to time.

“Commission” means the U.S. Securities and Exchange Commission and any successor Governmental Authority performing a similar function.

“Commitment” means, with respect to any Lender, such Lender’s Revolving Credit Commitment, if any, and any Outstanding Amount owing to such Lender under the Term Loan Facilities, if any, and “Commitments” means the Aggregate Revolving Credit Commitments of all Lenders and the aggregate Outstanding Amount with respect to the Term Loans.

“Commitment Fee” has the meaning specified in Section 2.10(a) (Commitment Fee).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compensation Period” has the meaning specified in Section 2.13(c)(ii) (Payments Generally).

“Compliance Certificate” means a certificate substantially in the form of Exhibit D (Form of Compliance Certificate).

“Consolidated Current Assets” means all assets of the US Borrower and its Subsidiaries (other than cash and Eligible Securities) which would be classified as a current asset, all determined on a consolidated basis in accordance with Applicable Accounting Standards.

“Consolidated Current Liabilities” means all liabilities of the US Borrower and its Subsidiaries which by their terms are payable within one year (but excluding all Consolidated Funded Indebtedness payable on demand or maturing not more than one year from the date of computation and the current portion of Indebtedness having a maturity date in excess of one year), all determined on a consolidated basis in accordance with Applicable Accounting Standards.

“Consolidated EBITDA” means, for any period, for the US Borrower and its Subsidiaries, an amount equal to the sum (without duplication) of (a) Consolidated Net Income for such period; and (b) to the extent Consolidated Net Income has been reduced thereby: (i) all income taxes and foreign withholding taxes and taxes based on capital and commercial activity (or similar taxes) of the US Borrower and its Subsidiaries paid or accrued in accordance with Applicable Accounting Standards for such period; (ii) Consolidated Interest Expense; (iii) Consolidated Non-Cash Charges less any non-cash items increasing Consolidated Net Income for such period (other than normal accruals in the ordinary course of business), all as determined on a consolidated basis for the US Borrower and its Subsidiaries in accordance with Applicable Accounting Standards; (iv) Permitted Restructuring Charges, facilities relocation costs, fees, expenses or charges relating to non-recurring plant shutdowns and discontinuance of operations and acquisition integration costs and fees, including cash severance payments made in connection with acquisitions; (v) any expenses or charges related to any Equity Issuance, permitted Investment, Permitted Acquisition, Disposition, recapitalization, the incurrence of Indebtedness permitted to be incurred by this Agreement (including any expenses or charges related to any refinancing thereof, Specified Refinancing Debt, below par purchases of Term Loans in accordance with Section 2.06(b)(iii) (whether or not successful)) and any amendment or modification to the terms of any such transactions; (vi) any write offs, write downs or other non-cash charges, excluding any such charge that represents an accrual or reserve for a cash expenditure for a future period; (vii) the amount of any expense related to minority interests; (viii) the amount of any Acquisition Related Earn-Outs, contingent consideration or deferred purchase price of any kind in conjunction with acquisitions; (ix) any costs or expenses incurred by the US Borrower or any of its Subsidiaries pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or stockholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the US Borrower or net cash proceeds of issuance of Equity Securities of the US Borrower (other than Disqualified Stock); minus (c) to the extent included in calculating Consolidated Net Income, without duplication, non-cash gains increasing Consolidated Net Income for such period, excluding any gains that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period (other than such cash charges that have been added back to Consolidated Net Income in calculating Consolidated EBITDA in accordance with this definition). For the avoidance of doubt, Consolidated EBITDA shall be calculated to exclude any gain or loss resulting from any debt repurchase (including, without limitation, repurchases of Term Loans under Section 2.06(b)(iii) (Below-Par Purchases)).

“Consolidated Fixed Charges” means, with respect to the US Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Cash Interest Expense, and (ii) scheduled payments of Consolidated Funded Indebtedness, all determined on a consolidated basis in accordance with Applicable Accounting Standards.

“Consolidated Funded Indebtedness” means, as of any date of determination, for the US Borrower and its Subsidiaries on a consolidated basis, Indebtedness of the type specified in clauses (i), (iv), (v) and (vi) of the definition of “Indebtedness” and non-contingent obligations of the type specified in clause (ii) of such definition; provided, that neither (i) Prior-Acquisition Earn-Outs and Permitted Acquisition Earn-Outs nor (ii) any Indebtedness permitted pursuant to Section 7.03(n) (Indebtedness) hereof shall be considered “Consolidated Funded Indebtedness” for purposes of the Credit Agreement and the other Loan Documents.

“Consolidated Interest Expense” means, for the US Borrower and its Subsidiaries for any period, (a) consolidated total interest expense of the US Borrower and its Subsidiaries for such period and including, in any event, interest capitalized during such period and net costs under all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance of such Persons for such period minus (b) consolidated net gains of the US Borrower and its Subsidiaries under all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance of such Persons for such period and minus (c) any consolidated interest income of such Persons for such period, in each case as recorded by the US Borrower pursuant to Applicable Accounting Standards.

“Consolidated Net Income” means, for any period, the aggregate net income (or loss) of the US Borrower and its Subsidiaries for such period on a consolidated basis, determined in accordance with Applicable Accounting Standards and without any deduction in respect of Preferred Stock dividends; provided that there shall be excluded therefrom to the extent otherwise included, without duplication: (i) gains and losses from Dispositions and the related tax effects according to Applicable Accounting Standards; (ii) gains and losses due solely to fluctuations in currency values and the related tax effects according to Applicable Accounting Standards; (iii) the net income (or loss) from disposed or discontinued operations or any net gains or losses on disposal of disposed or discontinued operations, and the related tax effects according to Applicable Accounting Standards; (iv) solely for the purpose of determining the amount available for the calculation of the Applicable Amount, the net income of any Subsidiary of the US Borrower (other than a Guarantor) to the extent that the declaration of dividends or similar distributions by such Subsidiary of the US Borrower of that income is not at the date of determination wholly permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to such Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived; provided that Consolidated Net Income of the US Borrower will be increased by the amount of dividends or other distributions or other payments actually paid in cash (or to the extent converted into cash) to the US Borrower or a Subsidiary thereof in respect of such period, to the extent not already included therein; (v) any impairment charge or asset write-off, in each case pursuant to Applicable Accounting Standards, and the amortization of intangibles arising pursuant to Applicable Accounting Standards; (vi) the net loss of any Person, other than a Subsidiary of the US Borrower; (vii) any non-cash compensation charges and deferred compensation charges, including any arising from existing stock options resulting from any merger or recapitalization transaction; provided, however, that Consolidated Net Income for any period shall be reduced by any cash payments made during such period by such Person in connection with any such deferred compensation, whether or not such reduction is in accordance with Applicable Accounting Standards; (viii) all extraordinary, unusual or non-recurring charges, gains and losses (including, without limitation, all restructuring costs, facilities relocation costs, acquisition integration costs and fees, including cash severance payments made in connection with acquisitions, and any expense or charge related to the repurchase of Stock or warrants or options to purchase Stock), and the related tax effects according to Applicable Accounting Standards; (ix) inventory purchase accounting adjustments and amortization and impairment charges resulting from other purchase accounting adjustments in connection with Permitted Acquisitions; (x) the net income of any Person, other than a Subsidiary of the US Borrower, except to the extent of cash dividends or distributions paid to the US Borrower or a Subsidiary of the US Borrower by such Person; and (xi) in the case of a successor to the referent Person by consolidation or merger or as a transferee of the referent Person’s assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets. For the avoidance of doubt, cash amounts used by the US Borrower or its Subsidiaries to make purchases of debt (including, without limitation, purchases of Term Loans under Section 2.06(b)(iii) (Below-Par Purchases)) shall not reduce Consolidated Net Income, nor will any non-cash gain associated with the cancellation of such purchased debt increase Consolidated Net Income.

“Consolidated Non-Cash Charges” means, with respect to any Person, for any period, the aggregate depreciation, depletion, amortization and other non-cash charges, impairments and expenses of such Person and its Subsidiaries reducing Consolidated Net Income of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with Applicable Accounting Standards (excluding any such charges that require an accrual of or a reserve for cash payments for any future period other than accruals or reserves associated with mandatory repurchases of equity securities). For clarification purposes, purchase accounting adjustments with respect to inventory will be included in Consolidated Non-Cash Charges.

“Consolidated Total Assets” means, as of any date on which the amount thereof is to be determined, the net book value of all assets of the US Borrower and its Subsidiaries as determined on a consolidated basis in accordance with Applicable Accounting Standards.

“Consolidated Working Capital” means, as of any date on which the amount thereof is to be determined, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

“Constituent Documents” means, with respect to any Person, (a) the articles of incorporation, certificate of incorporation or certificate of formation (or the equivalent organizational documents) of such Person, (b) the bylaws, operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Stock.

“Contingent Obligation” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guarantying or having the economic effect of guarantying any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring or holding harmless in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantying Person in good faith.

“Continuation” and “Continue” mean, (i) with respect to any Eurodollar Rate Loan, the continuation of such Eurodollar Rate Loan as a Eurodollar Rate Loan on the last day of the Interest Period for such Loan and (ii) with respect to any Eurocurrency Rate Loan, the continuation of such Eurocurrency Rate Loan as a Eurocurrency Rate Loan on the last day of the Interest Period for such Loan.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Conversion” and “Convert” mean the conversion of a Loan from one Type to another Type.

“Convertible Notes” means, collectively, (i) each outstanding series of the US Borrower’s 1 7/8% Senior Subordinated Convertible Notes due 2018 issued pursuant to, and governed by the terms of, the 2012 Indenture, (ii) each outstanding series of the US Borrower’s 1  1⁄2% Senior Subordinated Convertible Notes due 2019 issued pursuant to, and governed by the terms of, the 2013 Indenture, (iii) each outstanding series of the US Borrower’s 1  1⁄8% Senior Subordinated Convertible Notes due 2034 issued pursuant to, and governed by the terms of, the 2014 March Indenture and (iv) each outstanding series of the US Borrower’s Subordinated Indebtedness that is convertible into or exchangeable for the Borrower’s common stock in a similar manner as the convertible notes referred to in clause (i) above.

“Cost Affected Lender” has the meaning specified in Section 3.07(a)(i)(A)(III) (Substitution of Lenders).

“Cost of Acquisition” means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the Dollar Equivalent of the following (without duplication): (i) the value of the Stock or Stock Equivalents of the US Borrower or any of its Subsidiaries to be transferred in connection therewith, (ii) the amount of any cash and Fair Market Value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness of the types described in clauses (i), (iv), (v) and (vi) of the definition thereof incurred, assumed, acquired or repaid by the US Borrower or any of its Subsidiaries in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earn-outs and other Contingent Obligations that should be recorded on the balance sheet of the US Borrower and its Subsidiaries in accordance with Applicable Accounting Standards, (v) all amounts paid in respect of covenants not to compete or consulting agreements that should be recorded on the balance sheet of the US Borrower and its Subsidiaries in accordance with Applicable Accounting Standards, (vi) the aggregate Fair Market Value of all other consideration given by the US Borrower or any of its Subsidiaries in connection with such Acquisition that should be recorded on the balance sheet of the US Borrower and its Subsidiaries in accordance with Applicable Accounting Standards, and (vii) out-of-pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred and capitalized in accordance with Applicable Accounting Standards. For purposes of determining the Cost of Acquisition for any transaction, the Stock of the US Borrower shall be valued (I) in the case of Stock that is then designated as a national market system security by the Financial Industry Regulatory Authority, or is listed on a national securities exchange, the average of the last reported bid and ask quotations or the last prices reported thereon, and (II) with respect to any other shares of Stock, as determined by the Board of Directors of the US Borrower and, if requested by the Administrative Agent, determined to be a reasonable valuation by the Borrower’s Accountants.

“Credit Extension” means each Borrowing and each L/C Credit Extension, as the case may be.

“Cumulative Consolidated Net Income” shall mean, for any period, Consolidated Net Income for such period, taken as a single accounting period. Cumulative Consolidated Net Income may be a positive or negative amount.

“Cure Amount” has the meaning specified in Section 7.13(c) (Equity Cure Rights).

“Cure Right” has the meaning specified in Section 7.13(c) (Equity Cure Rights).

“Debt Issuance” means the incurrence of Indebtedness of the type specified in clause (i) of the definition of “Indebtedness” by the US Borrower or any of its Subsidiaries (including, without limitation, any Indebtedness in respect of the Permitted Senior Notes).

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or circumstance that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to:

(i) in the case of Base Rate Loans, the Base Rate plus the Applicable Margin for such Loans plus 2% per annum;

(ii) in the case of Eurodollar Rate Loans, (x) prior to the expiration of the then applicable Interest Period for such Loans, the Eurodollar Rate plus the Applicable Margin for such Loans plus 2% per annum and (y) thereafter, the Base Rate plus the Applicable Margin for Revolving Loans that are maintained as Base Rate Loans plus 2% per annum;

(iii) in the case of Eurocurrency Rate Loans, (x) prior to the expiration of the then applicable Interest Period for such Loans, the Eurocurrency Rate plus the Applicable Margin for such Loans plus 2% per annum and (y) thereafter, (I) to the extent that such Loans remain outstanding as Eurocurrency Rate Loans, the Eurocurrency Rate for an Interest Period of one month plus the Applicable Margin for such Loans plus 2% per annum and (II) to the extent that such Loans are converted to Dollar denominated Revolving Loans, the Base Rate plus the Applicable Margin for Revolving Loans that are maintained as Base Rate Loans plus 2% per annum; and

(iv) for all other Obligations, the Base Rate plus the Applicable Margin for Revolving Loans that are maintained as Base Rate Loans plus 2% per annum.

“Defaulting Dollar Revolving Lender” has the meaning specified in Section 2.16 (Defaulting Lenders).

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of its Loans or participations in Letters of Credit or Swing Line Loans required to be funded by it hereunder within three (3) Business Days of the date required to be funded by it hereunder, (b) has notified the Borrower Representative or the Administrative Agent, in writing, that it does not intend to comply with any of its funding obligations under this Agreement or has otherwise indicated through a public statement that it does not intend to comply with its funding obligations hereunder and generally under arrangements in which it commits to extend credit, (c) has failed, within three (3) Business Days after written request by the Administrative Agent or any applicable L/C Issuer, to confirm that it will comply with the terms of this Agreement relating to its participation obligations in respect of all then outstanding Letters of Credit or Swing Line Loans, as the case may be, (d) has otherwise failed to pay over to the Administrative Agent, any applicable L/C Issuer or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, (e) in the case of a Lender with a Commitment, has become the subject of a bankruptcy or insolvency proceeding or (f) has any Affiliate that has Control of such Lender that has become the subject of a bankruptcy or insolvency proceeding; provided, that a Lender shall not qualify as a “Defaulting Lender” solely as the result of the acquisition or maintenance of an ownership interest in such Lender or any Person Controlling such Lender, or the exercise of Control over such Lender or any Person Controlling such Lender, by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (f) above shall be conclusive and binding absent manifest error. A Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of the Administrative Agent’s determination or, if the Administrative Agent is the Defaulting Lender, written notice approved by the Required Lenders, in each case, to the Borrower Representative, each L/C Issuer, each Swing Line Lender and each Lender.

“Deposit Account” has the meaning specified in the Pledge and Security Agreement.

“Direct Foreign Subsidiary” means a Subsidiary other than a Domestic Subsidiary a majority of whose Voting Stock, or a majority of whose Subsidiary Securities, are owned by the US Borrower or a Domestic Subsidiary.

“Disposition” or “Dispose” means the sale, transfer, license or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith or, in the case of any Subsidiary, the issuance or sale of any shares of such Subsidiary’s Stock or Stock Equivalents. For the avoidance of doubt, a disposition does not mean, in the case of the US Borrower, the issuance or sale of any shares of the US Borrower’s Stock or Stock Equivalents by the US Borrower.

“Disqualified Stock” means any Equity Security which, by its terms (or by the terms of any security or other Equity Securities into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Stock), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Securities that would constitute Disqualified Stock, in each case, on or prior to the first anniversary of the Stated Tranche B1 Term Loan Maturity Date.

“Dollar” and “$” each mean the lawful money of the United States of America.

“Dollar Equivalent” of any amount means, on the applicable Valuation Date, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in Euros or Pounds Sterling, the equivalent of such amount in Dollars determined by using the rate of exchange quoted by Barclays in New York, New York at 11:00 a.m. (New York time) on the Valuation Date to prime banks in New York for the spot purchase in the New York foreign exchange market of such amount of Dollars with Euros or Pounds Sterling, as applicable and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it reasonably deems appropriate.

“Dollar Revolving Borrowing” means a borrowing consisting of simultaneous Dollar Revolving Loans of the same Type and, as to Eurodollar Rate Loans, having the same Interest Period, made by the Dollar Revolving Lenders pursuant to Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans).

“Dollar Revolving Commitment Increase” has the meaning specified in Section 2.01(c)(i) (Facilities Increase).

“Dollar Revolving Credit Commitment” means, as to each Dollar Revolving Lender, (i) its obligation to (a) make New Dollar Revolving Loans to the US Borrower pursuant to Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Dollar Revolving Lender’s name on Schedule I-B (Revolving Credit Commitments) as such amount may be reduced or adjusted from time to time in accordance with this Agreement and (ii) any commitment by such Lender that is included as part of a Facilities Increase to make its pro rata share of a Dollar Revolving Commitment Increase on any Facilities Increase Date, as the amount of such commitments may be reduced pursuant to this Agreement. For the avoidance of doubt, “Dollar Revolving Credit Commitment” includes all New Dollar Revolving Commitments, all Exchanged Dollar Revolving Commitments, all Increased Dollar Revolving Commitments and all Additional Dollar Revolving Commitments.

“Dollar Revolving Credit Facility” means the New Dollar Revolving Credit Facility providing for New Dollar Revolving Loans to the US Borrower pursuant to Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans) by the Dollar Revolving Lenders in the maximum aggregate principal amount at any time outstanding of $175,000,000, and including the Letter of Credit Sublimit and the Swing Line Sublimit, as reduced from time to time pursuant to the terms of this Agreement, or as increased by the Dollar Revolving Commitment Increases made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Revolving Commitment Increases to the US Borrower and Luxembourg Borrower by the Revolving Lenders in an aggregate principal amount not to exceed $150,000,000.

“Dollar Revolving Credit Outstandings” means, with respect to any Dollar Revolving Lender, the Outstanding Amounts under the Dollar Revolving Credit Facility owing to such Lender.

“Dollar Revolving Lender” means each Lender that has a Dollar Revolving Credit Commitment or, following termination of the Dollar Revolving Credit Commitments, has Dollar Revolving Credit Outstandings or participations in Letters of Credit or Swing Line Loans.

“Dollar Revolving Loan” means a New Dollar Revolving Loan, which Loan may be a Base Rate Loan or a Eurodollar Rate Loan, made to the US Borrower by a Dollar Revolving Lender in accordance with its Pro Rata Dollar Revolving Share pursuant to Section 2.02(a) (Dollar Revolving Loans; Multicurrency Revolving Loans), except as otherwise provided herein.

“Dollar Revolving Loan Note” means a promissory note made by the US Borrower in favor of a Dollar Revolving Lender evidencing Dollar Revolving Loans made by such Dollar Revolving Lender, substantially in the form of Exhibit C-2 (Form of Dollar Revolving Loan Note).

“Dollar Revolving Loan Notice” means a notice of (a) a Dollar Revolving Borrowing, (b) a Conversion of Dollar Revolving Loans or (c) a Continuation of Dollar Revolving Loans as the same Type, pursuant to Section 2.03(a) (Borrowings, Conversions and Continuations), substantially in the form of Exhibit A-1 (Form of Dollar Revolving Loan Notice).

“Domestic Person” means any “United States person” under and as defined in Section 7701(a)(30) of the Code.

“Domestic Subsidiary” means any Subsidiary of the US Borrower organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

“Earlier Maturity Date” means the date that is 91 days prior to the Stated Tranche B Term Loan Maturity Date, unless prior to such date (i) the Stated Tranche B Term Loan Maturity Date of the Tranche B Term Loans (other than the Tranche B1 Term Loans) (including any replacement or refinancing thereof) shall be extended to a date on or after the date which is 91 days after the Stated Tranche A Term Loan Maturity Date and the Revolving Credit Stated Maturity Date, (ii) such Tranche B Term Loans (other than the Tranche B1 Term Loans) are repaid in full or (iii) the principal amount of such Tranche B Term Loans (other than the Tranche B1 Term Loans) is reduced below $150,000,000.

“Eligible Assignee” means (a) a Lender or any Affiliate or Approved Fund of such Lender, (b) a commercial bank having total assets in excess of the Dollar Equivalent of $5,000,000,000, (c) a finance company, insurance company or any other financial institution or fund, in each case reasonably acceptable to the Administrative Agent and regularly engaged in making, purchasing or investing in loans and having a net worth, determined in accordance with Applicable Accounting Standards, in excess of the Dollar Equivalent of $250,000,000 or, to the extent net worth is less than such amount or is not so regularly engaged, a finance company, insurance company, other financial institution or fund, reasonably acceptable to the Administrative Agent and the Borrower Representative or (d) a savings and loan association or savings bank organized under the laws of the United States or any State thereof having a net worth, determined in accordance with Applicable Accounting Standards, in excess of the Dollar Equivalent of $250,000,000; provided that, notwithstanding the foregoing, but subject to Section 2.06(b)(iii)(Below-Par Purchases), “Eligible Assignee” shall not include the US Borrower, the Luxembourg Borrower or any of their respective Affiliates or Subsidiaries nor any Defaulting Lender.

“Eligible Securities” means the following obligations and any other obligations approved prior to their incurrence in writing by the Administrative Agent:

(a) Government Securities;

(b) Other Securities;

(c) obligations of any corporation organized under the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than ninety-two (92) days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody’s or the equivalent rating from any other nationally recognized rating agency;

(d) interest bearing demand or time deposits issued by any Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least the Dollar Equivalent of $400,000,000 and being rated “A” or better by S&P or “A” or better by Moody’s or the equivalent rating from any other nationally recognized rating agency;

(e) Repurchase Agreements; and

(f) Shares of any mutual fund that (a) has substantially all of its assets invested continuously in Government Securities, (b) has net assets of not less than $4,000,000,000 and (c) has the highest rating obtainable from either S&P or Moody’s or the equivalent rating from any other nationally recognized rating agency.

“Environmental Claim” means any action, suit, proceeding, arbitration, claim, complaint, decree or lawsuit seeking damages or an order, injunction or similar relief against the US Borrower or any of its Subsidiaries by any Person alleging personal injury, property damage or other potential liability, including any clean-up liability, arising out of, based on or resulting from any actual or threatened (a) Release, or the presence in the environment, of any Hazardous Materials at any location, (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Laws or (c) exposure to any Hazardous Materials.

“Environmental Laws” means all Laws (a) related to Releases or threatened Releases of any Hazardous Materials in soil, surface water, groundwater or air, (b) governing the use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Materials or (c) related to the protection of the environment, natural resources or human health or safety (as it relates to environmental protection). Such “Environmental Laws” include, but are not limited to, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Toxic Substances Control Act, the Clean Water Act, the Clean Air Act, the Safe Drinking Water Act, the Emergency Planning and Community Right-to-Know Act and the Occupational Safety and Health Act (but only to the extent it regulates occupational exposure to Hazardous Materials) and their respective state, local or foreign analogs and the regulations or orders enacted or promulgated pursuant to such Laws.

“Environmental Liabilities” means any costs, expenses, damages, fines, charges, penalties or other liability (including any reasonably incurred Attorneys Costs or expert or consulting fees and expenses) incurred in connection with or arising out of any (a) Release or threatened Release of or exposure to Hazardous Materials, (b) Remedial Action; (c) non-compliance with Environmental Laws by the US Borrower or any of its Subsidiaries related to any Real Property, or (d) Environmental Claims.

“Equity Issuance” means the issue or sale of any Equity Securities of the US Borrower or any of its Subsidiaries by the US Borrower or any of its Subsidiaries to any Person other than the US Borrower or any of its Subsidiaries.

“Equity Securities” means, with respect to any Person at any time, the Stock of such Person, and, if applicable, the Stock Equivalents of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and all regulations issued pursuant thereto.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under “common control” with the US Borrower within the meaning of Section 414(b) or (c) of the Code (or Section 414(m) or (o) of the Code for purposes of provisions relating to Section 412 or 430 of the Code or Section 302 or 303 of ERISA).

“ERISA Event” means except with respect to a Foreign Plan (i) (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the US Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a “complete withdrawal” or “partial withdrawal” (as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA) by the US Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in “reorganization” (as defined in Section 4241 of ERISA); (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes or could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) (i) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the US Borrower or any ERISA Affiliate; or (ii) with respect to a Foreign Plan, the occurrence of any Foreign Plan Event.

“Eurocurrency Rate” means for any Interest Period with respect to any Eurocurrency Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurocurrency Base Rate
1.00 – Eurodollar Reserve Percentage

Where “Eurocurrency Base Rate” means, for such Interest Period:

(a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being LIBOR01 page) for deposits in Euros (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

(b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays the London interbank offered rate administered by ICE Benchmark Administration Limited for deposits in Euros (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

(c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Euros for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Rate Loan being made, Continued or Converted by Barclays in its capacity as a Lender and with a term equivalent to such Interest Period that would be offered to Barclays in the London interbank eurocurrency market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period;

provided, that if any such rate determined pursuant to the preceding clauses (a), (b) or (c) is below zero, the Eurocurrency Base Rate will be deemed to be zero.

The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

“Eurocurrency Rate Loan” means a Multicurrency Revolving Loan hereunder at such time as it is made and/or being maintained at a rate of interest based upon the Eurocurrency Rate.

“Eurodollar Rate” means for any Interest Period with respect to any Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurodollar Rate =	Eurodollar Base Rate
1.00 – Eurodollar Reserve Percentage

Where “Eurodollar Base Rate” means, for such Interest Period:

(a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate that appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being LIBOR01 page) for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

(b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays the London interbank offered rate administered by ICE Benchmark Administration Limited for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

(c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, Continued or Converted by Barclays in its capacity as a Lender and with a term equivalent to such Interest Period that would be offered to Barclays in the London interbank eurodollar market at its request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period;

provided, that if any such rate determined pursuant to the preceding clauses (a), (b) or (c) is below zero, the Eurocurrency Base Rate will be deemed to be zero.

The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

“Eurodollar Rate Loan” means a Loan (including a Segment) bearing interest or to bear interest at the Eurodollar Rate.

“Eurodollar Rate Segment” means a Segment bearing interest or to bear interest at the Eurodollar Rate.

“Eurodollar Reserve Percentage” means, for any day during any Interest Period for any Eurodollar Rate Loan or any Eurocurrency Rate Loan, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB (or any other Governmental Authority having jurisdiction with respect thereto) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The Eurodollar Rate for each outstanding Eurodollar Rate Loan and the Eurocurrency Rate for each outstanding Eurocurrency Rate Loan shall each be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage. The determination of the Eurodollar Reserve Percentage by the Administrative Agent shall be conclusive in the absence of manifest error.

“Euros” and “€” each mean the lawful money of the member states of the European Union.

“Event of Default” means any of the events or circumstances specified in Section 8.01 (Events of Default).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchanged Dollar Revolving Commitment” means each Dollar Revolving Credit Commitment outstanding immediately prior to the Restatement Date that has been exchanged for a New Dollar Revolving Commitment pursuant to the Fifth Amendment.

“Exchanged Multicurrency Revolving Commitment” means each Multicurrency Revolving Credit Commitment outstanding immediately prior to the Restatement Date that has been exchanged for a New Multicurrency Revolving Commitment pursuant to the Fifth Amendment.

“Exchanged Tranche A Term Loan” means each Tranche A Term Loan outstanding immediately prior to the Restatement Date that has been exchanged for a New Tranche A Term Loan pursuant to the Fifth Amendment.

“Exchanged Tranche B Term Loan” means each Tranche B Term Loan outstanding immediately prior to the Second Amendment Effective Date that has been exchanged for a New Tranche B Term Loan pursuant to the Second Amendment.

“Excluded Property” has the meaning specified in the Pledge and Security Agreement.

“Excluded Subsidiary” means any International Holding Company, solely to the extent that material adverse tax consequences to the US Borrower would result from such International Holding Company providing a Guaranty hereunder.

“Excluded Swap Obligation” means, with respect to any Guarantor, (x) as it relates to all or a portion of the guaranty of such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Guarantor becomes effective with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent, the Collateral Agent or any Lender, (a) Taxes (including branch profits taxes and franchise taxes) imposed on or measured by the net income or net profits, of such Person by the United States and the state or non-U.S. jurisdiction under the laws of which such Person is organized or maintains a Lending Office, (b) Taxes that would not have been imposed but for the existence of a connection between such Person and the jurisdiction imposing such Tax (other than any such connection arising solely from such Person having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document), (c) U.S. Federal withholding taxes arising as a result of such Person’s failure to comply with FATCA, and (d) U.S. Federal withholding taxes that (i) would be imposed on amounts payable to such Person (based upon the applicable withholding rate then in effect) at the time such Person becomes a party to this Agreement or designates a new Lending Office (except at the request of any Borrower) or (ii) are attributable to such Person’s failure or inability (other than as a result of a change in Law) to comply with the terms of Sections 10.15(a) and (b), except that this clause (d) shall not include any U.S. Federal withholding tax to the extent that such Person (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from a Borrower or a Guarantor with respect to such Taxes pursuant to Section 3.01 and (e) any Luxembourg Taxes to the extent the payment thereof is not required by Section 10.15(e).

“Existing Jarden Agent” means Barclays, in its capacity as administrative agent under the Existing Jarden Credit Agreement.

“Existing Jarden Credit Agreement” means the Credit Agreement, dated as of January 24, 2005, among Jarden Corporation, as borrower, the lenders party thereto from time to time, the l/c issuers, the Existing Jarden Agent, Deutsche Bank AG New York Branch, as syndication agent for the lenders and the l/c issuers, and JPMorgan Chase Bank, N.A., PNC Bank, National Association, SunTrust Bank, Sovereign Bank and Wells Fargo Bank, N.A., as co-documentation agents, as amended, supplemented or otherwise modified prior to the Closing Date.

“Existing Letters of Credit” has the meaning specified in Section 2.04(m) (Existing Letters of Credit).

“Facility” means any one or all, as the context may require, of the Revolving Credit Facility, the Tranche A Term Loan Facility and the Tranche B Term Loan Facility.

“Facilities Increase” has the meaning specified in Section 2.01(c) (Facilities Increase).

“Facilities Increase Date” has the meaning specified in Section 2.01(c) (Facilities Increase).

“Facilities Increase Notice” means a notice from the Borrower Representative to the Administrative Agent requesting a Facilities Increase, which may include any proposed term and condition for such proposed Facilities Increase but shall include in any event the amount of such proposed Facilities Increase.

“Factoring Agreement” means an agreement (other than an A/R Collection Agreement) by and between the US Borrower or a Subsidiary of the US Borrower and a Factoring Company pursuant to which the US Borrower or such Subsidiary shall, pursuant to customary terms for the size and type of transaction involved, sell, transfer and assign its rights, title and interests in certain accounts receivable, specifically identified therein, to a Factoring Company.

“Factoring Arrangements” means, collectively, each A/R Collection Agreement and each Factoring Agreement.

“Factoring Company” means that certain Person party to any Factoring Agreement to whom the US Borrower or a Subsidiary of the US Borrower sells, transfers and assigns its right, title and interests in certain accounts receivable pursuant to the terms of such Factoring Agreement.

“Fair Market Value” means (a) with respect to any asset or group of assets at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Board of Directors of the US Borrower or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal and (b) with respect to any marketable security that cannot be valued in accordance with the preceding clause (a), at any date, the average closing sale price of such security measured for the period of five Business Days immediately preceding such date, as appearing in any published list of any national securities exchange or the NASDAQ Stock Market or, if there is no such closing sale price of such security, the final price for the purchase of such security at face value quoted on such Business Day by a financial institution of recognized standing regularly dealing in securities of such type and selected by the Administrative Agent.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date hereof, and any regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

“Fifth Amendment” means that certain Amendment No. 5 to this Agreement, dated as of December 19, 2014, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit B to the Fifth Amendment, dated as of December 19, 2014 and executed by each of the Guarantors.

“First Amendment” means that certain Amendment No. 1 to this Agreement, dated as of February 24, 2012, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means the date on which the First Amendment shall have become effective in accordance with its terms.

“First Amendment Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit A to the First Amendment, dated as of February 24, 2012 and executed by each of the Guarantors.

“Foreign Joint Venture” means a Joint Venture that is not organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by the US Borrower or any Subsidiary with respect to employees employed outside the United States and paid through a non-United States payroll.

“Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable Law, within the time permitted by Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Lender under applicable Law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction with respect to such Foreign Plan that is prohibited under any applicable Law and that resulted, or could reasonably be expected to result, in the incurrence of any liability by any Lender, or the imposition on any Lender of any fine, excise tax or penalty with respect to such Foreign Plan resulting from any noncompliance with any applicable Law, in each case referred to any of the foregoing clauses which has had, or could reasonably be expected to have, a Material Adverse Effect.

“Foreign Subsidiary” means each Subsidiary that is not a Domestic Subsidiary.

“Four-Quarter Period” means a period of four full consecutive fiscal quarters of the US Borrower and its Subsidiaries, taken together as one accounting period.

“Fourth Amendment” means that certain Amendment No. 4 to this Agreement, dated as of October 3, 2013, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means the date on which the Fourth Amendment shall have become effective in accordance with its terms.

“Fourth Amendment Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit A to the Fourth Amendment, dated as of October 3, 2013 and executed by each of the Guarantors.

“FRB” means the Board of Governors of the Federal Reserve System of the United States of America.

“Fund” means any Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination, consistently applied with respect to accounting principles.

“Gaming Authority” means any Governmental Authority that holds regulatory, licensing or permit authority with respect to gaming matters within its jurisdiction.

“Gaming Authorizations” means any and all permits, licenses, findings of suitability, authorizations, approvals, plans, directives, consent orders or consent decrees of or from any federal, state or local court, or any Governmental Authority (including any Gaming Authority) required by any Gaming Authority or under any Gaming Law.

“Gaming Laws” means all statutes, rules, regulations, ordinances, codes, administrative or judicial orders or decrees or other laws pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gaming activities conducted by the US Borrower or any of its Subsidiaries within its jurisdiction.

“Government Securities” means, collectively, (i) direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America, (ii) securities issued by any state or municipality within the United States (or, in the case of securities arising from student loans, approved by any such state or municipality) that are rated “A-1” or better by S&P or “P-1” or better by Moody’s or the equivalent rating from any other nationally recognized rating agency and (iii) securities issued or fully guaranteed or insured by any Approved Member State, or an agency or instrumentality thereof (provided, that the full faith and credit of the applicable Approved Member State is pledged in support of those securities) and having maturities of not more than one year.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and any corporation or other entity (other than one performing solely a commercial function) owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing, including any Gaming Authority.

“Guarantors” means, collectively or individually as the context may indicate, each Domestic Subsidiary of the US Borrower and each other Person, in each case, that is or becomes a party to the Guaranty; provided, that no Immaterial Subsidiary or Securitization Entity shall be considered a Guarantor hereunder.

“Guaranty” means that certain Guaranty Agreement dated as of the Closing Date (as amended, restated, supplemented or modified from time to time) among the Guarantors and the Administrative Agent substantially in the form of Exhibit F (Form of Guaranty), as amended, restated, supplemented or otherwise modified from time to time.

“Hazardous Materials” means all materials, substances or wastes characterized, classified or otherwise regulated under any Environmental Laws as hazardous, toxic, radioactive, explosive, or a pollutant or a contaminant, or words of similar meaning or effect, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, the generation, handling, storage, transportation, disposal, treatment, or Release of which is subject to any Environmental Law.

“Historical Foreign Subsidiary” has the meaning specified in the definition of “Permitted Restructured Foreign Subsidiary.”

“Honor Date” has the meaning set forth in Section 2.04(c)(i) (Drawings and Reimbursements; Funding of Participations).

“IFRS” means the International Financial Reporting Standards, as promulgated by the International Accounting Standards Board.

“Immaterial Foreign Joint Venture” means, at any time, any Person (i) which is a Foreign Subsidiary (and the Foreign Subsidiaries and Foreign Joint Ventures of which) or a Foreign Joint Venture (and the Subsidiaries (which are not Subsidiaries of the US Borrower) and Joint Ventures of which) (both immediately before and at all times after any designation (not subsequently withdrawn) as described below), (ii) which is not a direct or indirect wholly-owned Subsidiary of the US Borrower, (iii) which, to the US Borrower’s knowledge, does not (and the Subsidiaries and Joint Ventures of which do not) own any Equity Securities or Indebtedness of, or own or hold any Lien (other than Permitted Liens of the type described in Sections 7.01(d), (g), (j) and (k) (Liens)) on any property of, the US Borrower or any of its other Subsidiaries or Joint Ventures (other than any other Immaterial Foreign Joint Venture), (iv) which has not (and the Subsidiaries and Joint Ventures of which have not) incurred or suffered to exist any Indebtedness pursuant to which the lender thereof has recourse to any of the assets of the US Borrower or any of its other Subsidiaries or Joint Ventures (other than any other Immaterial Foreign Joint Venture), (v) in which the aggregate Investments made (or deemed made as provided below) by the US Borrower and its Subsidiaries in such Person does not exceed the Dollar Equivalent of the greater of $75,000,000 and one percent (1%) of Consolidated Total Assets, (vi) in which the aggregate Investments made (or deemed made as provided below) by the US Borrower and its Subsidiaries, when aggregated with the aggregate Investments made (or deemed made as provided below) by the US Borrower and its Subsidiaries in all other Persons previously or substantially simultaneously to be designated as “Immaterial Foreign Joint Ventures” (and which designation with respect thereto has not been withdrawn as provided below), does not exceed the Dollar Equivalent of the amount equal to 7.5% of the total assets (including Equity Securities of other Subsidiaries and Joint Ventures) of all Foreign Subsidiaries and Foreign Joint Ventures of the US Borrower, in the aggregate (calculated only at the time of designation as described below and based upon the financial statements as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b) (Financial Statements)), (vii) which, if a Subsidiary, has been designated as an “unrestricted subsidiary” for purposes of any Indebtedness incurred pursuant to Section 7.03(h) (Indebtedness), and (viii) which has been designated an “Immaterial Foreign Joint Venture” by delivery of a written notice of such designation to the Administrative Agent, until such designation is withdrawn or such Person ceases to satisfy any of the requirements of preceding clauses (i), (ii), (iii), (iv), (v), (vi) and/or (vii). Any notice of designation or withdrawal shall (a) specify the effective date of such designation or withdrawal of designation, (b) specify the name of the Person so designated pursuant to such notice or with respect to which its previous designation as an Immaterial Foreign Joint Venture is being withdrawn, as applicable, (c) specify a list of all Persons which are Immaterial Foreign Joint Ventures after giving effect to such designation or withdrawal of designation, as the case may be, (d) certify that no Default or Event of Default shall have occurred and be continuing before and immediately after giving effect to such designation or withdrawal of designation or would result therefrom, and (e) certify compliance with sub-clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) of this definition, and, upon the request of the Administrative Agent, provide supporting calculations in reasonable detail of compliance with such sub-clauses (v) and (vi). For purposes of this definition, (A) the designation of a Person as an Immaterial Foreign Joint Venture shall be deemed to be an Investment by the US Borrower in such Person in an amount equal to (I) if such designation is made within 60 days after the initial Investment by the US Borrower or a Subsidiary of the US Borrower in such Person in the form of cash, or in the case of an Immaterial Foreign Joint Venture described on Schedule 7.04(e), the Dollar Equivalent of the amount of such Investment or (II) if otherwise, the portion (proportionate to the US Borrower’s direct or indirect equity interest in such Person) of the fair market value (as determined in good faith by senior management of the US Borrower) of the net assets of such Person at the time that such Person is designated an Immaterial Foreign Joint Venture, (B) any merger or consolidation of any Immaterial Foreign Joint Venture with and into another Immaterial Foreign Joint Venture shall be deemed to be, without duplication, an Investment by a Subsidiary of the US Borrower in such other Immaterial Foreign Joint Venture (it being understood that, in such circumstance, the Investments theretofore made (or deemed made) in such merging or consolidating entities by the US Borrower and/or its Subsidiaries shall be aggregated and treated as a single Investment in the surviving entity) and (C) upon a withdrawal of the designation of such Person as an Immaterial Foreign Joint Venture, the US Borrower shall be deemed to continue to have a permanent “Investment” in an Immaterial Foreign Joint Venture in an amount (if positive) equal to the US Borrower’s direct or indirect (or deemed) Investment in such Person at the time of such withdrawal less the portion (proportionate to the US Borrower’s direct or indirect equity interest in such Person) of the fair market value (as determined in good faith by senior management of the US Borrower) of the net assets of such Person at the time of such withdrawal. The withdrawal of any designation of an Immaterial Foreign Joint Venture or the failure of any Person to qualify as an Immaterial Foreign Joint Venture in accordance with the terms of this definition at any time shall constitute the incurrence of any Indebtedness or Liens of such Person at such time for purposes of Sections 7.01 (Liens) and 7.03 (Indebtedness).

“Immaterial Foreign Subsidiary” means any Foreign Subsidiary that (i) has total assets (including Equity Securities of other Subsidiaries), when aggregated with the assets of all other Foreign Subsidiaries previously or substantially simultaneously to be designated as “Immaterial Foreign Subsidiaries,” of less than 7.5% of the total assets of all Foreign Subsidiaries of the US Borrower (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b) (Financial Statements)), and (ii) has revenues, when aggregated with the revenues of all other Foreign Subsidiaries previously or substantially simultaneously to be designated as “Immaterial Foreign Subsidiaries,” of less than 7.5% of total revenues of all Foreign Subsidiaries of the US Borrower (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b) (Financial Statements)). As of the Closing Date, the Immaterial Foreign Subsidiaries shall be those listed on Schedule 6.21 (Immaterial Foreign Subsidiaries) hereto.

“Immaterial Subsidiary” means any Domestic Subsidiary designated as such by the US Borrower pursuant to Section 6.19 that (i) has total assets (including Equity Securities of other Subsidiaries), when aggregated with the assets of all other Subsidiaries previously or substantially simultaneously to be designated as “Immaterial Subsidiaries,” of less than ten percent (10%) of the total domestic assets of the US Borrower and its Subsidiaries (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b) (Financial Statements)), and (ii) has revenues, when aggregated with the revenues of all other Subsidiaries previously or substantially simultaneously to be designated as “Immaterial Subsidiaries,” of less than 10% of total revenues of the US Borrower and its

Domestic Subsidiaries (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b) (Financial Statements)). As of the Closing Date, the Immaterial Subsidiaries shall be those listed on Schedule 6.19 (Immaterial Subsidiaries) hereto.

“Increased Dollar Revolving Commitment” means the commitment of each Dollar Revolving Lender holding Dollar Revolving Loans or unused Dollar Revolving Commitments immediately prior to the Restatement Date to make New Dollar Revolving Loans in addition to such Lender’s Exchanged Dollar Revolving Commitment.

“Increased Multicurrency Revolving Commitment” means the commitment of each Multicurrency Revolving Lender holding Multicurrency Revolving Loans or unused Multicurrency Revolving Commitments immediately prior to the Restatement Date to make New Multicurrency Revolving Loans in addition to such Lender’s Exchanged Multicurrency Revolving Commitment.

“Increased Tranche A Term Loan” means each New Tranche A Term Loan made to the US Borrower on the Restatement Date by a Tranche A Term Lender that holds Tranche A Term Loans immediately prior to the Restatement Date in addition to such Lender’s Exchanged Tranche A Term Loans.

“Increased Tranche B Term Loan” means each New Tranche B Term Loan made to the US Borrower on the Second Amendment Effective Date by a Tranche B Term Lender that holds Tranche B Term Loans immediately prior to the Second Amendment Effective Date in addition to such Lender’s Exchanged Tranche B Term Loans.

“Incremental Debt” has the meaning set forth in Section 1.03(c)(ii) (Accounting Terms).

“Incremental Dollar Revolving Lender” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Incremental Lenders” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Incremental Multicurrency Revolving Lender” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Incremental Term Loan” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Incremental Tranche A Term Loan” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Incremental Tranche A Term Loan Lender” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Incremental Tranche B Term Loan” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Incremental Tranche B Term Loan Lender” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Indebtedness” means, as to any Person at a particular time, all of the following without duplication, whether or not included as indebtedness or liabilities in accordance with Applicable Accounting Standards:

(i) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(ii) all direct or Contingent Obligations of such Person arising under letters of credit (including standby and commercial letters of credit), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(iii) net obligations under any Swap Contract in an amount equal to the Swap Termination Value thereof;

(iv) all obligations of such Person to pay the deferred purchase price of property or services (other than accrued expenses and trade accounts payable in the ordinary course of business);

(v) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(vi) Capital Leases and Synthetic Lease Obligations;

(vii) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Stock or Stock Equivalents of such Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary liquidation preference and its involuntary liquidation preference plus accrued and unpaid dividends, other than obligations to repurchase common stock of such Person pursuant to the Accelerated Share Repurchase or tender offers made in accordance with, and pursuant to, the Commission’s rules and regulations and otherwise expressly permitted by the terms of this Agreement, and

(viii) all Contingent Obligations of such Person in respect of any of the foregoing; provided, however, that in each instance (i)-(viii) no Operating Lease shall be included as Indebtedness.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. For the avoidance of doubt, so long as Coleman is the owner of all of the outstanding Coleman IRB Bonds, the obligations of Coleman under the Coleman IRB Indentures and the Coleman IRB Leases, shall not be considered “Indebtedness” for purposes of the Credit Agreement and the other Loan Documents.

“Indemnified Matters” has the meaning set forth in Section 10.05(a) (Indemnification).

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning set forth in Section 10.05(a) (Indemnification).

“Individual Company Assets” means, for any Subsidiary of the US Borrower, as of any date of determination, the net book value of all assets of such Subsidiary (including Equity Securities of other Subsidiaries), determined in accordance with Applicable Accounting Standards, calculated on a consolidated basis for such Person and its Subsidiaries and excluding all intercompany items.

“Individual Company EBITDA” means, for any period for any Subsidiary of the US Borrower, the amount of Consolidated EBITDA attributable to such Subsidiary for such period, calculated on a consolidated basis for such Person and its Subsidiaries and excluding all intercompany items.

“Informational Website” has the meaning set forth in Section 6.02 (Certificates; Other Information).

“Insurance Coverage” means insurance coverage provided by a policy of insurance or by a program of self-insurance to the extent permitted under this Agreement.

“Intellectual Property” has the meaning specified in the Pledge and Security Agreement.

“Intellectual Property Security Agreement” has the meaning specified in the Pledge and Security Agreement.

“Interbank Offered Rate” has the meaning therefor set forth in the definition of Eurodollar Rate.

“Interest Coverage Ratio” means, with respect to the US Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA for such period to (ii) Cash Interest Expense for such period.

“Interest Payment Date” means, (a) as to any Eurodollar Rate Loan or Eurocurrency Rate Loan the last day of the relevant Interest Period, any date that such Loan is prepaid or, in the case of Eurodollar Rate Loans, Converted, in whole or in part, and the Revolving Credit Maturity Date, the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date or the Tranche B1 Term Loan Maturity Date, as applicable; provided, however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, interest shall also be paid on the Business Day which falls every three months after the beginning of such Interest Period; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December and the Revolving Credit Maturity Date, the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date or the Tranche B1 Term Loan Maturity Date, as applicable; provided, further, that interest accruing at the Default Rate, if applicable, shall be payable from time to time upon demand of the Administrative Agent.

“Interest Period” means, (a) for each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or on the date any Loan is Continued as or Converted into a Eurodollar Rate Loan and ending, in each case, on the date which is one, two, three or six months thereafter (or, if available to all Lenders of the applicable Tranche, twelve months thereafter), as selected by the Borrower Representative in its Dollar Revolving Loan Notice, Multicurrency Revolving Loan Notice, Tranche A Term Loan Interest Rate Selection Notice or Tranche B Term Loan Interest Rate Selection Notice and (b) for each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or on the date any Loan is Continued as or Converted into a Eurocurrency Rate Loan and ending, in each case, on the date which is one, two or three months thereafter (or, if available to all Lenders, six months thereafter), as selected by the Borrower Representative in its Multicurrency Revolving Loan Notice; provided that in each case:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii) no Interest Period shall extend beyond (w) with respect to Revolving Loans, Swing Line Loans and L/C Obligations, the Revolving Credit Stated Maturity Date, (x) with respect to any Segment of the Tranche A Term Loan, the Stated Tranche A Term Loan Maturity Date, (y) with respect to any Segment of the Tranche B Term Loan (except for Tranche B1 Term Loans), the Stated Tranche B Term Loan Maturity Date and (z) with respect to any Segment of the Tranche B1 Term Loan, the Stated Tranche B1 Term Loan Maturity Date.

“International Holding Company” means any Domestic Subsidiary of US Borrower that is treated as a disregarded entity for U.S. federal income tax purposes and all of the assets of which (other than immaterial assets) consist of the Equity Securities of one or more Foreign Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code.

“Intropack” means Intropack, a Korean corporation.

“Intropack Agreement” means that certain Intellectual Property Assignment Agreement, dated as of November 27, 2002, by and among Sunbeam Products, Inc. (successor by merger to Tilia International, Inc.), Intropack and Kyul Joo Lee, an individual, pursuant to which Sunbeam Products, Inc. (successor by merger to Tilia International, Inc.), a Guarantor, has acquired, and will acquire, certain Intellectual Property useful in the business of the Loan Parties.

“Investment” means, as to any Person, any acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Stock or Stock Equivalents of another Person, (b) a loan, advance or capital contribution to, guaranty of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance or any determination pursuant to the definition of Immaterial Foreign Joint Venture, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, but including subsequent amounts of Investments in the same Person at the time such amount is actually invested, whether pursuant to earn-outs, working capital adjustments or other Contractual Obligations, or otherwise. The amount of any Investment shall be reduced to the extent that it is repaid or returned in cash.

“IRS” means the United States Internal Revenue Service and any successor Governmental Authority performing a similar function.

“Joint Book-Running Managers” means Barclays Bank PLC, Crédit Agricole Corporate and Investment Bank, RBC Capital Markets1, Suntrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, each in its respective capacity as a joint book-running manager, together with its respective successors in such capacity.

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

“Joint Venture” means any Person (a) that is not a Loan Party or a Subsidiary of a Loan Party and (b) for which the Loan Parties and their Subsidiaries, taken as a whole, are, directly or indirectly, the beneficial owners of 5% or more of the Stock or Stock Equivalents thereof in the aggregate.

“Judgment Currency” has the meaning specified in Section 10.18 (Submission to Jurisdiction; Service of Process).

“Land” of any Person means all of those plots, pieces or parcels of land now owned, leased or hereafter acquired or leased or purported to be owned, leased or hereafter acquired or leased (including, in respect of the Loan Parties, as reflected in the most recent Financial Statements) by such Person.

“Laws” means, collectively, all applicable international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, and authorizations and permits of any Governmental Authority.

“L/C Advance” means, with respect to each Dollar Revolving Lender, such Dollar Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Dollar Revolving Share as set forth in Section 2.04(c) (Drawings and Reimbursements; Funding of Participations).

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.

“L/C Issuer” means (i) Barclays, JPMorgan Chase Bank, N.A., Wells Fargo (Wachovia), Sovereign Bank, PNC Bank, National Association, and Bank of America, N.A., and, with respect to the Existing Letters of Credit, Wells Fargo (Wachovia) and Bank of America, N.A., or Affiliates of any of them, each in their respective capacities as issuers of Letters of Credit hereunder and (ii) each other Lender or Affiliate of a Lender that hereafter becomes an L/C Issuer with the approval of the Administrative Agent and the US Borrower by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and the US Borrower to be bound by the terms hereof applicable to L/C Issuers.

“L/C Obligations” means, as at any date of determination, the aggregate undrawn face amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.

“Leases” means, with respect to any Person, all of those leasehold estates in real property of such Person, as lessee, as such may be amended, supplemented or otherwise modified from time to time.

“Lender” means the Swing Line Lender and each other financial institution or other entity that (a) is listed on the signature pages hereof as a “Lender”, (b) from time to time becomes a party hereto pursuant to a duly executed Assignment and Acceptance, or (c) becomes a party hereto in connection with a Facilities Increase by execution of an assumption agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Borrower Representative, in connection with such Facilities Increase.

“Lending Office” means, as to any Lender, the branch, affiliate office or offices of such Lender described as such on Schedule II (Applicable Lending Offices and Addresses for Notices), or such other office or offices as a Lender may from time to time notify the Borrower Representative and the Administrative Agent.

“Letter of Credit” means any letter of credit issued or to be issued by an L/C issuer hereunder (including the Existing Letters of Credit). A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Letter of Credit Application” means the request for the issuance or amendment of a Letter of Credit, substantially in the form of Exhibit H (Form of Request for Issuance of Letter of Credit) or, to the extent acceptable to the applicable L/C Issuer, the electronic equivalent thereof containing substantially the same information.

“Letter of Credit Expiration Date” means the day that is five (5) days prior to the Revolving Credit Stated Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.04(i) (Letter of Credit Fees).

“Letter of Credit Sublimit” means, at any time, an amount equal to the lesser of the Aggregate Dollar Revolving Credit Commitments at such time and the Dollar Equivalent of $150,000,000; provided that the L/C Obligations for which each L/C Issuer (together with its successors and assigns) acts as L/C Issuer shall not exceed $35,000,000 at any time (as such amount may be increased from time to time in the sole discretion of such L/C Issuer, so long as such amount does not exceed the Letter of Credit Sublimit and notice of such increase is provided to the Administrative Agent). The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Dollar Revolving Credit Commitments.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable Laws of any jurisdiction) of or in property securing any obligation to, or a claim by a Person other than the owner of such property, whether statutory, by contract or otherwise, including the interest of a purchaser of accounts receivable.

“Loan” means an extension of credit by a Lender to either Borrower under Article II (The Commitments and Credit Extensions) in the form of a Dollar Revolving Loan, a Multicurrency Revolving Loan, the Tranche A Term Loan, the Tranche B Term Loan or a Swing Line Loan, including any Segment, as the context requires.

“Loan Documents” means this Agreement, the Notes (if any), the Guaranty, each Collateral Document, the Local Credit Facility Intercreditor Agreement, the Agent Fee Letter, each Dollar Revolving Loan Notice, each Multicurrency Revolving Loan Notice, each Tranche A Term Loan Interest Rate Selection Notice, each Tranche B Term Loan Interest Rate Selection Notice, each Letter of Credit Application, each Compliance Certificate, the First Amendment, the First Amendment Guarantor Consent, the Second Amendment, the Second Amendment Guarantor Consent, the Third Amendment, the Third Amendment Guarantor Consent, the Fourth Amendment, the Fourth Amendment Guarantor Consent, the Fifth Amendment, the Fifth Amendment Guarantor Consent and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender, any Agent or L/C Issuer in connection with the Loans made and transactions contemplated by this Agreement.

“Loan Parties” means, collectively, the Borrowers, each Guarantor and each other Person providing Collateral pursuant to any Collateral Document.

“Local Agent” means each administrative agent in respect of each Local Credit Facility.

“Local Borrower” means each Foreign Subsidiary that is a borrower under a Local Credit Facility.

“Local Credit Facility” means each loan or line of credit (x) made available by one or more Local Lenders to a Foreign Subsidiary of the US Borrower pursuant to the applicable Local Credit Facility Documents and (y) guaranteed by the US Borrower pursuant to a Local Credit Facility Guaranty.

“Local Credit Facility Documents” means, with respect to any Local Credit Facility, each promissory note, loan agreement, Local Related Swap Contract, Local Credit Facility Guaranty and each other material transaction document or instrument entered into or delivered by the applicable Foreign Subsidiary, the US Borrower and any other Subsidiary relating to or in connection with such Local Credit Facility, each in form and substance satisfactory to the Administrative Agent.

“Local Credit Facility Guaranty” means each guaranty agreement entered into by the US Borrower in favor of a Local Agent or the applicable Local Lenders, in form and substance satisfactory to the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Local Credit Facility Guaranty Obligations” means the obligations, covenants and duties of the US Borrower under each Local Credit Facility Guaranty.

“Local Credit Facility Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of December 21, 2005 (the “2005 Intercreditor Agreement”), by and among the US Borrower, each Local Borrower, the Administrative Agent and each Local Lender (or Local Agent in respect of such Local Lenders) in respect of each Local Credit Facility, as amended, restated, supplemented or otherwise modified from time to time, or any replacement intercreditor agreement entered into following the termination of the 2005 Intercreditor Agreement by and among the US Borrower, each Local Borrower, the Administrative Agent and each Local Lender (or Local Agent in respect of such Local Lenders) in respect of each Local Credit Facility, in each case in accordance with this Agreement.

“Local Facility Agent” means with respect to any Local Credit Facility, the Local Agent and, if applicable, the collateral agent, the syndication agent and/or documentation agent in respect of such Local Credit Facility.

“Local Lender” means each bank or other financial institution (in each case, reasonably acceptable to the Administrative Agent), that provides a Local Credit Facility to a Local Borrower (and, solely to the extent of any obligations relating directly to the applicable Local Loans, Affiliates or Subsidiaries of such banks or financial institutions (in each case, such Affiliates or Subsidiaries to be reasonably acceptable to the Administrative Agent)).

“Local Loans” means the Local Term Loans and the Local Revolving Loans.

“Local Related Swap Contracts” means all Swap Contracts which are entered into or maintained with a Local Facility Agent, a Local Lender or an Affiliate of a Local Facility Agent or Local Lender which are permitted or required by the express terms of the applicable Local Credit Facility Documents.

“Local Revolving Loans” means the revolving credit loans or other extensions of credit (other than Local Term Loans), if any, made pursuant to any Local Credit Facility.

“Local Term Loans” means the term loans made pursuant to any Local Credit Facility.

“Luxembourg” means the Grand Duchy of Luxembourg.

“Luxembourg Borrower” has the meaning set forth in the introductory paragraph hereto.

“Luxembourg Law on Commercial Companies” means the law of August 10, 1915 on commercial companies, as amended.

“Luxembourg Qualifying Lender” means a Lender that fulfils the conditions imposed under the Luxembourg laws of June 21, 2005, implementing the Council Directive 2003/48/EC of June 3, 2003 on taxation of savings income in the form of interest payments and ratifying the treaties entered into by Luxembourg and certain dependent and associated territories of EU Member States and under the Luxembourg law of December 23, 2005 introducing a withholding tax on certain types of interest derived from savings, for the interest payments under this Agreement to be made to it without imposition of Luxembourg Taxes.

“Luxembourg RCS” means the Luxembourg Trade and Companies Register (Registre du Commerce et des Sociétés de Luxembourg).

“Luxembourg Taxes” means Taxes (including Other Taxes) imposed by Luxembourg.

“Material Adverse Effect” means (a) a material adverse effect on the business, assets, liabilities (actual or contingent), financial condition or results of operations of the US Borrower and its Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Loan Parties (taken as a whole) to pay the Obligations and to perform their other material obligations under the Loan Documents or (c) a material adverse effect on the rights and remedies of the Lenders, the Administrative Agent or any L/C Issuer under the Loan Documents; provided, however, that any event described on Schedule 7.04(d) (Specified Foreign Subsidiaries) in and of itself shall not constitute or be taken into account in determining whether a Material Adverse Effect has occurred or may, would or could occur.

“Material Company” means (i) any Loan Party or (ii) any Subsidiary of the US Borrower that has Individual Company EBITDA or Individual Company Assets representing 5% or more of Consolidated EBITDA or Consolidated Total Assets, respectively. For this purpose:

(a) the (i) Individual Company EBITDA and (ii) Individual Company Assets will be determined from its financial statements upon which the latest audited financial statements of the US Borrower and its Subsidiaries have been based;

(b) if a Person becomes a Subsidiary of the US Borrower after the date on which the latest audited financial statements of the US Borrower and its Subsidiaries have been prepared, the (i) Individual Company EBITDA or (ii) Individual Company Assets of that Subsidiary will be determined from its latest financial statements; and

(c) if a Material Company disposes of all or substantially all of its assets to the US Borrower or another Subsidiary of the US Borrower, it will immediately cease to be a Material Company and upon a disposal to another Subsidiary, such other Subsidiary (if it is not already) will immediately become a Material Company.

“Material Intellectual Property” has the meaning specified in the Pledge and Security Agreement.

“Maximum Rate” has the meaning specified in Section 10.10 (Interest Rate Limitation).

“Minimum Eurocurrency Borrowing Amount” means a principal amount equal to €3,000,000 or a whole multiple of €1,000,000 in excess thereof.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multicurrency Revolving Borrowing” means a borrowing consisting of simultaneous Multicurrency Revolving Loans of the same Type and, as to Eurodollar Rate Loans or Eurocurrency Rate Loans, having the same Interest Period, made by the Multicurrency Revolving Lenders pursuant to Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans).

“Multicurrency Revolving Commitment Increase” has the meaning specified in Section 2.01(c) (Facilities Increase).

“Multicurrency Revolving Credit Commitment” means, as to each Multicurrency Revolving Lender, (i) its obligation to make New Multicurrency Revolving Loans to the US Borrower and the Luxembourg Borrower pursuant to Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule I-B (Revolving Credit Commitments) as such amount may be reduced or adjusted from time to time in accordance with this Agreement and (ii) any commitment by such Lender that is included as part of a Facilities Increase to make its pro rata share of a Multicurrency Revolving Commitment Increase on any Facilities Increase Date, as the amount of such commitments may be reduced pursuant to this Agreement. For the avoidance of doubt, “Multicurrency Revolving Credit Commitment” includes all New Multicurrency Revolving Commitments, all Exchanged Multicurrency Revolving Commitments, all Increased Multicurrency Revolving Commitments and all Additional Multicurrency Revolving Commitments.

“Multicurrency Revolving Credit Facility” means the New Multicurrency Revolving Credit Facility providing for New Multicurrency Revolving Loans to the US Borrower and Luxembourg Borrower pursuant to Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans) by the Multicurrency Revolving Lenders in the maximum aggregate principal amount at any time outstanding equal to the Dollar Equivalent of $75,000,000, as reduced from time to time pursuant to the terms of this Agreement, or as increased by the Multicurrency Revolving Commitment Increases made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Revolving Commitment Increases to the US Borrower and Luxembourg Borrower by the Revolving Lenders in an aggregate principal amount not to exceed $150,000,000.

“Multicurrency Revolving Credit Outstandings” means, with respect to any Multicurrency Revolving Lender, the Outstanding Amounts under the Multicurrency Revolving Credit Facility owing to such Lender.

“Multicurrency Revolving Lender” means each Lender that has a Multicurrency Revolving Credit Commitment or, following termination of the Multicurrency Revolving Credit Commitments, has Multicurrency Revolving Credit Outstandings.

“Multicurrency Revolving Loan” means a New Multicurrency Revolving Loan, which Loan may be a Base Rate Loan, a Eurodollar Rate Loan or a Eurocurrency Rate Loan, made to the US Borrower or the Luxembourg Borrower by a Multicurrency Revolving Lender in accordance with its Pro Rata Multicurrency Revolving Share pursuant to Section 2.02(b) (Dollar Revolving Loans; Multicurrency Revolving Loans), except as otherwise provided herein.

“Multicurrency Revolving Loan Note” means a promissory note made by the US Borrower or the Luxembourg Borrower in favor of a Multicurrency Revolving Lender evidencing Multicurrency Revolving Loans made by such Multicurrency Revolving Lender, substantially in the form of Exhibit C-4 (Form of Multicurrency Revolving Loan Note).

“Multicurrency Revolving Loan Notice” means a notice of (a) a Multicurrency Revolving Borrowing, (b) a Conversion of Multicurrency Revolving Loans or (c) a Continuation of Multicurrency Revolving Loans as the same Type, pursuant to Section 2.03(a) (Borrowings, Conversions and Continuations), substantially in the form of Exhibit A-2 (Form of Multicurrency Revolving Loan Notice).

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the US Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net Proceeds” means:

(i) with respect to any Disposition by the US Borrower or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such Disposition (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by such asset and that is required to be repaid in connection with such Disposition (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses incurred by the US Borrower or any of its Subsidiaries in connection with such Disposition and (C) all taxes required to be paid or accrued as a result of any gain recognized in connection therewith;

(ii) with respect to any Debt Issuance or Equity Issuance, cash payments received by the US Borrower or any of its Subsidiaries therefrom as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance; and

(iii) with respect to any Property Loss Event, any cash payments received by the US Borrower or any of its Subsidiaries therefrom, including cash insurance payments received by the US Borrower or any of its Subsidiaries, as and when received, net of all direct out of pocket costs and expenses incurred in the collection of claims, together with any taxes required to be paid or accrued as a consequence of the receipt of such insurance proceeds.

“New Dollar Revolving Commitment” means the commitments of the Dollar Revolving Lenders to make New Dollar Revolving Loans.

“New Dollar Revolving Credit Facility” means the new U.S. dollar revolving credit facility, including the letter of credit facility and swingline facility thereunder, provided to the US Borrower pursuant to the Fifth Amendment.

“New Dollar Revolving Loan” means each loan made pursuant to the New Dollar Revolving Credit Facility.

“New Multicurrency Revolving Commitment” means the commitments of the Multicurrency Revolving Lenders to make New Multicurrency Revolving Loans.

“New Multicurrency Revolving Credit Facility” means the new multicurrency revolving credit facility provided to the US Borrower and the Luxembourg Borrower pursuant to the Fifth Amendment.

“New Multicurrency Revolving Loan” means each loan made pursuant to the New Multicurrency Revolving Credit Facility.

“New Tranche A Term Loans” means the new tranche of tranche A term loans made pursuant to the Fifth Amendment.

“New Tranche B Term Loans” means the new tranche of tranche B term loans made pursuant to the Second Amendment.

“Non-Cash Interest Expense” means, with respect to the US Borrower and its Subsidiaries for any period, the sum of the following amounts to the extent included in the definition of Consolidated Interest Expense (a) the amount of debt discount and debt issuance costs amortized and (b) interest payable in evidences of Indebtedness or by addition to the principal of the related Indebtedness.

“Non-Consenting Lender” has the meaning specified in Section 10.01(c) (Amendments, Etc.).

“Non-U.S. Lender” has the meaning specified in Section 10.15(a) (Tax Forms).

“Non-U.S. Person” means any Person that is not a Domestic Person.

“Nonrenewal Notice Date” has the meaning specified in Section 2.04(b)(iii) (Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit).

“Notes” means, collectively, the Revolving Loan Notes, the Term Loan Notes and the Swing Line Note.

“Notice of Intent to Cure” has the meaning specified in Section 6.02(b) (Certificates; Other Information).

“Obligations” means (x) the Loans, the L/C Obligations and all other amounts, obligations, covenants and duties owing by the applicable Borrower to the Administrative Agent, the Collateral Agent, any Lender, any L/C Issuer or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn or other payment thereunder, loan, guaranty, indemnification, or otherwise), present or future, arising under this Agreement or any other Loan Document, including all letters of credit and other fees, interest, charges, expenses, Attorney Costs, and other sums chargeable to the applicable Borrower under this Agreement or any other Loan Document and all obligations of the Borrowers under any Loan Document to Cash Collateralize any L/C Obligation, and (y) solely for the purposes of the definition of Secured Obligations, Section 8.03 (Application of Funds), Section 9.11 (Collateral and Guaranty Matters), the Guaranty and the Collateral Documents, (i) all Cash Management Obligations and all amounts and obligations owing by the applicable Borrower to any Lender or any Affiliate of a Lender (or any Person that was the Administrative Agent, a Lender, or an Affiliate of the Administrative Agent or a Lender at the time of entry into such Related Swap Contract ) under any Related Swap Contracts and (ii) the Local Credit Facility Guaranty Obligations owing by the US Borrower to the applicable Local Lenders, and in the case of each of the foregoing clauses (x) and (y), whether such Obligations are direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired (including interest that accrues after the commencement by or against the applicable Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding) and whether or not evidenced by any note, guaranty or other instrument or for the payment of money.

“Offer” has the meaning specified in Section 2.06(b)(iii)(u) (Below-Par Purchases).

“Offer Loans” has the meaning specified in Section 2.06(b)(iii)(u) (Below-Par Purchases).

“Operating Lease” means any operating lease that is required to be treated as a capital lease in accordance with Applicable Accounting Standards as a result of any changes in accounting principles after December 31, 2010, that is required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or, if applicable, the Securities and Exchange Commission.

“Organizational Action” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required shareholder, member or partner action), or other similar official action, as applicable, taken by such Person.

“Original Credit Agreement” means the Credit Agreement, dated as of March 31, 2011, among Jarden Corporation, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., as borrowers, the lenders party thereto from time to time, the l/c issuers party thereto from time to time, the Barclays Bank PLC as administrative agent and collateral agent and the other agents and arrangers party thereto, as amended, supplemented or otherwise modified prior to the Restatement Date.

“Other Securities” means, collectively, (i) short-term instruments (i.e. having a maturity of less than one year at the time of purchase) that are obligations of issuers rated “A-1” or better by S&P or “P-1” or better by Moody’s or the equivalent rating from any other nationally recognized rating agency, (ii) long-term instruments (i.e. having a maturity of greater than one year the time of purchase) but that trade with respect to their put dates, reset dates, or that trade based on average maturity that are obligations of issuers rated “AA-” or better by S&P or “Aa3” or better by Moody’s or the equivalent rating from any other nationally recognized rating agency, or (iii) asset backed securities with a credit quality rating of “AA-” or better by S&P or “Aa3” or better by Moody’s or the equivalent rating from any other nationally recognized rating agency.

“Other Taxes” has the meaning specified in Section 3.01(b) (Taxes).

“Outstanding Amount” means (i) with respect to the Tranche A Term Loan, on any date, the aggregate outstanding principal amount thereof after giving effect to the Borrowing of the Tranche A Term Loan and any prepayments or repayments of the Tranche A Term Loan (or any Segment) occurring on such date, (ii) with respect to the Tranche B Term Loan, on any date, the aggregate outstanding principal amount thereof after giving effect to the Borrowing of the Tranche B Term Loan and any prepayments or repayments of the Tranche B Term Loan (or any Segment) occurring on such date, (iii) with respect to Dollar Revolving Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Dollar Revolving Loans and Swing Line Loans, as the case may be, occurring on such date; (iv) with respect to any Multicurrency Revolving Loans on any date, the Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments occurring on such date; and (v) with respect to any L/C Obligations on any date, the Dollar Equivalent of the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes to the Dollar Equivalent of the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Outstanding Securitization Amount” means, with respect to any Permitted Receivables Financing on any date of determination, the sum, without duplication, of (i) the aggregate unrecovered purchase price for Receivables and Related Assets sold by all Securitization Entities pursuant to such Permitted Receivables Financing and (ii) the aggregate principal amount of Indebtedness incurred by all Securitization Entities pursuant to such Permitted Receivables Financing (except for any Indebtedness payable to the US Borrower or any of its Subsidiaries, other than a Securitization Entity, under a deferred purchase price note or similar instrument).

“Participant Register” has the meaning specified in Section 10.07(g) (Assignments and Participations).

“Patriot Act” means the USA Patriot Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001).

“PBGC” means the Pension Benefit Guaranty Corporation, as defined in Subtitle A of Title IV of ERISA, or any successor thereto.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the US Borrower or any ERISA Affiliate or to which the US Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

“Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Law.

“Permitted Acquisition” means any proposed Acquisition that satisfies each of the following conditions:

(i) such proposed Acquisition shall be consensual;

(ii) if the Cost of Acquisition of such Acquisition exceeds an amount equal to the Dollar Equivalent of the greater of $200,000,000 and two percent (2%) of Consolidated Total Assets, the Administrative Agent shall promptly receive written notice, and in any event, not later than ten (10) Business Days (or such later date as may be acceptable to the Administrative Agent in their sole discretion) following the date of such Acquisition, and the Administrative Agent shall have received copies of the acquisition agreement, related Contractual Obligations, to the extent available, and instruments and all opinions, certificates, lien search results and other documents reasonably requested by the Administrative Agent not later than thirty (30) days following the date of such Acquisition (or such later date as may be agreed to by the Administrative Agent);

(iii) at the time of such Acquisition and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties contained in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects;

(iv) (a) if the Cost of Acquisition of such Acquisition equals or exceeds an amount equal to the Dollar Equivalent of the greater of $400,000,000 and five percent (5%) of Consolidated Total Assets but such Acquisition (standing alone and without giving effect to any other unrelated Acquisition) does not qualify as a Reporting Event, the US Borrower shall have furnished to the Administrative Agent (A) a certificate in the form of Exhibit D (Form of Compliance Certificate) prepared on a historical pro forma basis as of the date of the most recent date for which financial statements have been furnished pursuant to Section 6.01(a) or (b) (Financial Statements) giving effect to such proposed Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto and (B) such other information and data relating to such transaction or the person or business to be acquired, including, without limitation, any financial information, as may be reasonably requested by the Administrative Agent; and

(b) if such Acquisition (standing alone and without giving effect to any other unrelated Acquisition) qualifies as a Reporting Event, the US Borrower shall have furnished to the Administrative Agent (A) pro forma summary historical financial information that is available to management as of the end of the most recently completed fiscal year of the US Borrower and most recent interim fiscal quarter, if applicable giving effect to such proposed Acquisition, (B) a certificate in the form of Exhibit D (Form of Compliance Certificate) prepared on a historical pro forma basis as of the date of the most recent date for which financial statements have been furnished pursuant to Section 6.01(a) or (b) (Financial Statements) giving effect to such proposed Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto and (C) such other information and data relating to such transaction or the person or business to be acquired, including, without limitation, any financial information, as may be reasonably requested by the Administrative Agent; provided, however, that promptly upon filing with the Securities and Exchange Commission, US Borrower shall furnish to the Administrative Agent any other financial data or financial information that the US Borrower was required to file with the Securities and Exchange Commission in connection with such Acquisition;

(v) the Person acquired shall be a Subsidiary, or be merged into a Subsidiary, promptly following the consummation of such Acquisition (or if assets are being acquired, the acquiror shall be a wholly-owned Subsidiary), provided, that, except in the case of a Subsidiary that is designated as an Immaterial Foreign Joint Venture, in each case an aggregate of 80% or more of the outstanding Voting Stock of such Subsidiary is, directly or indirectly, owned or controlled by a Borrower or another Loan Party; and

(vi) after the consummation of such Acquisition, each Subsidiary that is a Domestic Subsidiary (to the extent not an Immaterial Subsidiary or a Securitization Entity) or Direct Foreign Subsidiary shall have complied with the provisions of Section 6.14 (New Subsidiaries and Pledgors), including with respect to any new assets acquired.

“Permitted Acquisition Documents” means, with respect to any Permitted Acquisition, (i) an acquisition agreement, a merger agreement, sale agreement or other similar agreement evidencing the obligations of the parties to enter into such Acquisition transaction, and (ii) any other material transaction document relating to such Acquisition.

“Permitted Acquisition Earn-Out” means collectively, the obligation of the US Borrower or any of its Subsidiaries or Affiliates to (i) pay, after the initial closing of any Permitted Acquisition, any amount in the form or nature of post-closing contingent consideration (other than such contingent consideration consisting of working capital adjustments, net asset adjustments and other similar post-closing adjustments) to any seller under such Acquisition transaction (or any of its assignees), pursuant to any provision of the respective Permitted Acquisition Documents and/or (ii) pay to the seller in respect of such Permitted Acquisition that portion of the purchase price thereof retained by the US Borrower or the applicable Subsidiary at the time of the initial closing of such Permitted Acquisition which the US Borrower or such Subsidiary is required pursuant to the terms of the applicable Permitted Acquisition Documents to pay to such seller in respect of such Permitted Acquisition on a date or dates occurring after such initial closing as designated in, and in accordance with the terms of, such Permitted Acquisition Documents.

“Permitted Amendments” shall mean an extension of the applicable maturity date of any Loan and/or any Commitment hereunder of the Accepting Lenders and, in connection therewith, (a) any change in the Applicable Margin with respect to the applicable Loans and/or Commitments of the Accepting Lenders and/or the payment of additional fees (including prepayment premiums or fees) to the Accepting Lenders (such change and/or payments to be in the form of cash, equity interests or other property as agreed by the Borrower Representative and the Accepting Lenders to the extent not prohibited by this Agreement) and (b) the repayment in full on the applicable maturity date of all Loans and other amounts owing to each of the Lenders who are not Accepting Lenders, notwithstanding the provisions of Section 2.14 (Sharing of Payments).

“Permitted Business” means any business in which the US Borrower and its Subsidiaries were engaged on the Restatement Date, or any other business in the consumer products industry, including without limitation food products, and any business reasonably similar, ancillary, related or complementary thereto, or a reasonable extension, development or expansion thereof.

“Permitted Intercompany Transaction” means (a) a merger or consolidation solely of one or more Subsidiaries of the US Borrower (provided that if one of such Subsidiaries is a Loan Party, the result of such merger or consolidation is that the surviving entity is a Loan Party), (b) a transaction including the acquisition of (i) all or substantially all of the Stock or Stock Equivalents of any Subsidiary of the US Borrower, (ii) all or substantially all of the assets of any Subsidiary of the US Borrower or (iii) all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Subsidiary of the US Borrower, in each case by any one or more Loan Parties, (c) a transaction including the acquisition of (i) all or substantially all of the Stock or Stock Equivalents of any Subsidiary of the US Borrower that is not a Loan Party, (ii) all or substantially all of the assets of any Subsidiary of the US Borrower that is not a Loan Party, (iii) all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Subsidiary of the US Borrower that is not a Loan Party or (iv) any other similar intercompany transaction consented to in advance by the Administrative Agent that is not materially adverse to the Lenders, in each case by any one or more Subsidiaries of the US Borrower; provided that after giving effect to any of the above the US Borrower complies with Section 6.14 (New Subsidiaries and Pledgors) and the Investment, if any, in such Subsidiary is permitted under Section 7.02(d) (Investments), (d) the liquidation, wind up, dissolution, deregistration or similar action with respect to (i) any of the Foreign Subsidiaries listed on Schedule 7.04(a) (Dormant Foreign Subsidiaries), any of the Domestic Subsidiaries listed on Schedule 7.04(c) (Dormant Domestic Subsidiaries), or any of the Foreign Subsidiaries listed on Schedule 7.04(d) (Specified Foreign Subsidiaries) or (ii) any Permitted Restructured Foreign Subsidiary that the Administrative Agent approves in writing (such approval shall be subject to the Administrative Agent’s receipt and review of (x) a certificate from a Responsible Officer of the Borrower Representative certifying that (A) such Permitted Restructured Foreign Subsidiary meets the definition of “Permitted Restructured Foreign Subsidiary”, (B) the contemplated liquidation, windup, dissolution, deregistration or similar action of such Permitted Restructured Foreign Subsidiary is necessary for or beneficial to (taking into account all relevant factors) the US Borrower and its Subsidiaries, (C) substantially all of the assets of such Permitted Restructured Foreign Subsidiary have been transferred or will be transferred in connection with the contemplated liquidation, wind up, dissolution, deregistration or similar action to the US Borrower or a Subsidiary of the US Borrower (or that such assets have been otherwise Disposed (or will be Disposed in connection with the contemplated liquidation, wind up, dissolution, deregistration or similar action) pursuant to a Disposition permitted by this Agreement) and (D) no Default or Event of Default shall have occurred and be continuing both before and immediately after giving effect to such liquidation, wind up, dissolution, deregistration or similar action and (y) any other documentation or information, financial or otherwise, that the Administrative Agent reasonably requests, including, without limitation, calculations in reasonable detail supporting the Borrower Representative’s certification that such Permitted Restructured Foreign Subsidiary meets the definition of “Permitted Restructured Foreign Subsidiary”) and (e) in connection with strategic tax planning by the US Borrower and its Subsidiaries, notwithstanding anything to the contrary in this Agreement, but subject to each Loan Party’s obligations under Section 6.14 and Section 6.20 of this Agreement to the extent applicable, (i) restructuring the ownership of those Foreign Subsidiaries identified on Schedule 7.04(b) (Restructured Foreign Subsidiaries) and Schedule 7.04(f) (HFE Restructuring), including in a manner that may result in one or more of such Foreign Subsidiaries becoming Subsidiaries of other Foreign Subsidiaries of the US Borrower and no longer being owned directly by a Loan Party, and (ii) with the prior written consent of the Administrative Agent, restructuring the ownership of Permitted Restructured Foreign Subsidiaries, including in a manner that may result in such Permitted Restructured Foreign Subsidiaries becoming subsidiaries of other Foreign Subsidiaries of US Borrower and no longer being owned directly by a Loan Party, subject to the Administrative Agent’s receipt and review of (x) a certificate from a responsible officer of the US Borrower confirming that (1) each entity subject to the proposed restructuring meets the definition of “Permitted Restructured Foreign Subsidiary”, and (2) no Default or Event of Default shall have occurred and be continuing both before and immediately after giving effect to such restructuring, and (y) any other documentation or information, financial or otherwise, that the Administrative Agent reasonably requests, including, without limitation, calculations in reasonable detail supporting the Borrower Representative’s certification that such Permitted Restructured Foreign Subsidiary meets the definition of “Permitted Restructured Foreign Subsidiary”.

“Permitted Liens” has the meaning set forth in Section 7.01 (Liens).

“Permitted Receivables Financing” means the Securitization Facility or any other transaction or series of transactions that may be entered into by the US Borrower, any Subsidiary of the US Borrower or a Securitization Entity pursuant to which the US Borrower or such Subsidiary or such Securitization Entity may, pursuant to customary terms, sell, convey or otherwise transfer to, or grant a security interest in for the benefit of, (i) a Securitization Entity or the US Borrower or any of its Subsidiaries which subsequently transfers to a Securitization Entity (in the case of a transfer by the US Borrower or such Subsidiary) and (ii) any other Person (in the case of transfer by a Securitization Entity), any Receivables and Related Assets (whether now existing or arising or acquired in the future) of the US Borrower or any of its Subsidiaries which arose in the ordinary course of business of the US Borrower or such Subsidiary, and any assets related thereto, including books, records, and supporting obligations, contracts and other rights relating thereto, which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable; provided, however, that the Aggregate Outstanding Securitization Amount shall not at any time exceed $750,000,000.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person; provided that (a) the permitted refinancing shall only be to the extent that the principal amount (or accreted value, if applicable) thereof does not exceed the aggregate of (i) the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended plus (ii) an amount equal to unpaid accrued interest and premium thereon plus (iii) other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension plus (iv) the amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) at the time thereof, no Event of Default shall have occurred and be continuing, and (d) (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders, taken as a whole, as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed, replaced or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, and (iii) such modification, refinancing, refunding, renewal, replacement or extension is incurred by the Person (or any permitted successor of such Person) who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended.

“Permitted Restructured Foreign Subsidiary” means any Foreign Subsidiary that, at the time of the proposed transaction under Section 7.04 (Fundamental Changes), (i) has total assets (including Equity Securities of other Subsidiaries), when aggregated with the assets of all other Foreign Subsidiaries (excluding the assets of any Foreign Subsidiaries (including Equity Securities of other Subsidiaries) set forth on Schedule 7.04(a) or Schedule 7.04(b)) that have previously been or substantially simultaneously are the subject of a liquidation, wind up, dissolution, deregistration or similar action or restructuring solely permitted pursuant to any proviso in the definition of “Permitted Intercompany Transaction”, of less than 5% of the total assets of the US Borrower and its consolidated Subsidiaries

(calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b) (Financial Statements)); provided that in connection with such calculation in respect of any previously liquidated, wound up, dissolved or deregistered Foreign Subsidiary, Foreign Subsidiary subject to similar action, or restructured Foreign Subsidiary (an “Historical Foreign Subsidiary”), such calculation (including with respect to Equity Securities of its Subsidiaries) shall be calculated based on the assets or revenues, as applicable, of such Foreign Subsidiary at the time that such Foreign Subsidiary became an Historical Foreign Subsidiary, and (ii) has revenues, when aggregated with the revenues of all other Foreign Subsidiaries (excluding the revenues of any Foreign Subsidiaries (including the revenues of the Subsidiaries of such Foreign Subsidiaries) set forth on Schedule 7.04(a) or Schedule 7.04(b)) that have previously been or substantially simultaneously are the subject of a liquidation, wind up, dissolution, deregistration or similar action or restructuring solely permitted pursuant to any proviso of Section 7.04 (Fundamental Changes), of less than 5% of total revenues of the US Borrower and its consolidated Subsidiaries (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 6.01(a) or (b) (Financial Statements); provided that in connection with such calculation in respect of Historical Foreign Subsidiary, such calculation (including with respect to Equity Securities of its Subsidiaries) shall be calculated based on the assets or revenues, as applicable, of such Historical Foreign Subsidiary at the time that such Historical Foreign Subsidiary became an Historical Foreign Subsidiary.

“Permitted Restructuring Charges” means restructuring charges, determined in accordance with Applicable Accounting Standards, to achieve cost savings and synergies, including such restructuring charges in conjunction with Permitted Acquisitions.

“Permitted Senior Note Net Debt Proceeds” means, at any date, the Net Proceeds of a Debt Issuance on or after the Restatement Date pursuant to clause (h)(II) of Section 7.03 (Indebtedness) that is described under the final proviso in clause (h) of such Section.

“Permitted Senior Notes” means, collectively, (i) each outstanding series of the US Borrower’s 8% Senior Notes due 2016 issued pursuant to, and governed by the terms of the 2009 Indenture, (ii) each outstanding series of the US Borrower’s 6 1⁄8% Senior Notes due 2022 issued pursuant to, and governed by, the 2009 Indenture, (iii) each outstanding series of the US Borrower’s 3 3/4% Senior Notes due 2021 issued pursuant to, and governed by the 2014 July Indenture, and (iv) any other Indebtedness of the US Borrower evidenced by senior notes and incurred pursuant to one or more issuances of such senior notes, all of the terms and conditions of which (including, without limitation, with respect to interest rate, amortization, redemption provisions, maturities, covenants, defaults, remedies and guaranties) are on market terms for a public offering of senior notes or for a private placement of senior notes under Rule 144A of the Securities Act, or similar foreign laws, rules or regulations, as the case may be, as such Indebtedness may be amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof and thereof; provided, that in any event, unless the Required Lenders otherwise expressly consent in writing prior to the issuance thereof, (i) such Indebtedness may be secured or unsecured and if secured (x) is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations and is not secured by any property or assets of the US Borrower or any of its Subsidiaries other than the Collateral, (y) the security agreements relating to such Indebtedness are substantially the same as the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent) and (z) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to the Additional Intercreditor Agreement, provided that if such Indebtedness is the initial secured Permitted Senior Notes incurred by the US Borrower, then the US Borrower, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Senior Representative for such Indebtedness shall have executed and delivered the Additional Intercreditor Agreement, (ii) no such Indebtedness shall be guaranteed by any Person other than a Guarantor, (iii) no such Indebtedness shall be subject to scheduled amortization or have a final maturity, in either case prior to the date occurring one year following the Stated Tranche B1 Term Loan Maturity Date, (iv) the terms of such Indebtedness (including, without limitation, all covenants, defaults and remedies, but excluding as to interest rate and redemption premium), taken as a whole, are no (A) less favorable to the US Borrower and its Subsidiaries, or (B) more restrictive or onerous, in either case, in any material respect than the terms applicable to the US Borrower and its Subsidiaries under this Agreement, (v) any “asset sale” offer to purchase covenants included in the indenture governing such Indebtedness shall provide that the Borrowers shall be permitted to repay obligations, and terminate commitments, under this Agreement before offering to purchase such Indebtedness, (vi) the indenture governing such Indebtedness shall not include any financial performance “maintenance” covenants (although “incurrence-based” financial tests may be included), and (vii) the “default to other indebtedness” event of default contained in the indenture governing such Indebtedness shall provide for a “cross-acceleration” rather than a “cross-default”. The issuance of Permitted Senior Notes shall be deemed to be a representation and warranty by the Borrowers that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Section 4.02 (Conditions Precedent to Each Credit Extension) and Article VIII (Events of Default and Remedies).

“Permitted Senior Notes Documents” means each Permitted Senior Notes Indenture, the Permitted Senior Notes and each other agreement, document, guaranty or instrument relating to the issuance of the Permitted Senior Notes, in each case as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Permitted Senior Notes Indenture” means, collectively, (i) the 2009 Indenture, (ii) the July 2014 Indenture, and (iii) any indenture or similar agreement entered into in connection with the issuance of Permitted Senior Notes, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Permitted Unsecured Net Debt Proceeds” means, at any date, the Net Proceeds of a Debt Issuance on or after the Restatement Date pursuant to clause (h)(III) of Section 7.03 (Indebtedness) that is described under the final proviso in clause (h) of such Section.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established, maintained or sponsored by the US Borrower or any ERISA Affiliate during the immediately preceding five plan years.

“Pledge and Security Agreement” means that certain Pledge and Security Agreement, dated as of the Closing Date (as amended, restated, supplemented or modified from time to time), executed by the US Borrower and each Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties.

“Pledged Notes” has the meaning specified in the Pledge and Security Agreement.

“Pledged Stock” has the meaning specified in the Pledge and Security Agreement.

“Preferred Stock” of any Person means any Stock of such Person that has preferential rights to any other Stock of such Person with respect to dividends or redemptions or upon liquidation.

“Prepayment Notice” has the meaning specified in Section 2.06(a)(i) (Optional Prepayments of Dollar Revolving Loans and Multicurrency Revolving Loans).

“Prior Acquisition Earn-Out” means, collectively, each of the earn-out payments set forth on Schedule III (Prior Acquisition Earn-Outs).

“Pro Rata Dollar Revolving Share” means, with respect to each Dollar Revolving Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Dollar Revolving Credit Commitment of such Dollar Revolving Lender at such time and the denominator of which is the amount of the Aggregate Dollar Revolving Credit Commitments at such time; provided that if the Aggregate Dollar Revolving Credit Commitments have been terminated at such time, then the Pro Rata Dollar Revolving Share of each Dollar Revolving Lender shall be (x) with respect to the distribution of payments to such Dollar Revolving Lender, the percentage (carried out to the ninth decimal place) of the aggregate Outstanding Amount that is held by such Dollar Revolving Lender (with the aggregate amount of each Dollar Revolving Lender’s funded participations in L/C Obligations and Swing Line Loans being deemed “held” by such Dollar Revolving Lender for this purpose), and (y) for all other purposes, determined based on the Pro Rata Dollar Revolving Share of such Dollar Revolving Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Dollar Revolving Lender becomes a party hereto, as applicable.

“Pro Rata Multicurrency Revolving Share” means, with respect to each Multicurrency Revolving Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Multicurrency Revolving Credit Commitment of such Multicurrency Revolving Lender at such time and the denominator of which is the amount of the Aggregate Multicurrency Revolving Credit Commitments at such time; provided that if the Aggregate Multicurrency Revolving Credit Commitments have been terminated at such time, then the Pro Rata Multicurrency Revolving Share of each Multicurrency Revolving Lender shall be (x) with respect to the distribution of payments to such Multicurrency Revolving Lender, the percentage (carried out to the ninth decimal place) of the aggregate Outstanding Amount that is held by such Multicurrency Revolving Lender, and (y) for all other purposes, determined based on the Pro Rata Multicurrency Revolving Share of such Multicurrency Revolving Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Multicurrency Revolving Lender becomes a party hereto, as applicable.

“Pro Rata Tranche A Term Share” means, with respect to each Tranche A Term Loan Lender, the percentage (carried out to the ninth decimal place) of the principal amount of the Tranche A Term Loan funded by such Tranche A Term Loan Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Tranche A Term Loan Lender becomes a party hereto, as applicable.

“Pro Rata Tranche B Term Share” means, with respect to each Tranche B Term Loan Lender (other than a Tranche B1 Term Loan Lender), the percentage (carried out to the ninth decimal place) of the principal amount of the Tranche B Term Loan (other than any Tranche B1 Term Loan) funded by such Tranche B Term Loan Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Tranche B Term Loan Lender becomes a party hereto, as applicable.

“Pro Rata Tranche B1 Term Share” means, with respect to each Tranche B1 Term Loan Lender, the percentage (carried out to the ninth decimal place) of the principal amount of the Tranche B1

Term Loan funded by such Tranche B1 Term Loan Lender as of the date of measurement thereof, after giving effect to any subsequent assignments made pursuant to Section 10.07 (Assignments and Participations), pursuant to which such Tranche B1 Term Loan Lender becomes a party hereto, as applicable.

“Property Loss Event” means (a) any loss of or damage to property of the US Borrower or any of its Subsidiaries that results in the receipt by such Person of proceeds of insurance in excess of the Dollar Equivalent of $5,000,000 (individually) or (b) any taking of property of the US Borrower or any of its Subsidiaries that results in the receipt by such Person of a compensation payment in respect thereof in excess of the Dollar Equivalent of $10,000,000 (individually).

“Proposed Change” has the meaning specified in Section 10.01(c) (Amendments, Etc.).

“Qualified Stock” means any Equity Securities that are not Disqualified Stock.

“Quarterly Fee Calculation Date” shall mean the last Business Day of each March, June, September and December.

“Quarterly Fee Payment Date” means, with respect to any Quarterly Fee Calculation Date, the date that is five days after such Quarterly Fee Calculation Date.

“Real Property” of any Person means the Land owned, leased or operated by such Person, together with the right, title and interest of such Person, if any, in all of the buildings and other improvements now or hereafter erected on the Land and any fixtures appurtenant thereto.

“Receivables and Related Assets” means obligations arising from a sale of merchandise, goods or insurance, or the rendering of services, together with (a) all interest in any goods, merchandise or insurance (including returned goods or merchandise) relating to any sale giving rise to such obligations; (b) all other Liens and property subject thereto from time to time purporting to secure payment of such obligations, whether pursuant to the contract related to such obligations or otherwise, together with all financing statements describing any collateral securing such obligations; (c) all rights to payment of any interest, finance charges, freight charges and other obligations related thereto; (d) all supporting obligations, including but not limited to, all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such obligations whether pursuant to the contract related to such obligations or otherwise; (e) all contracts, chattel paper, instruments and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such obligations; (f) any other property and assets that in accordance with market requirements at the time thereof are sold, transferred or pledged pursuant to receivables conduit securitization transactions and (g) collections and proceeds with respect to the foregoing.

“Refinanced Indebtedness” means the Indebtedness of (i) the US Borrower and its Subsidiaries under the Existing Jarden Credit Agreement and (ii) the Canadian Borrower and its Subsidiaries under the Canadian Credit Agreement.

“Refinancing Amendment” means an amendment to this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower Representative, the Administrative Agent and the Lenders providing Specified Refinancing Debt, effecting the incurrence of such Specified Refinancing Debt in accordance with Section 2.17 (Specified Refinancing Debt).

“Register” has the meaning set forth in Section 10.07(c) (Assignments and Participations).

“Reimbursement Obligations” means all matured reimbursement or repayment obligations of the US Borrower to any L/C Issuer with respect to amounts drawn under Letters of Credit.

“Reinvestment Deferred Amount” means, with respect to any Reinvestment Event arising from a Disposition or Property Loss Event, the aggregate Net Proceeds received by any Loan Party in connection therewith that are not initially applied to prepay the Loans pursuant to Section 2.06(e) (Mandatory Prepayments) as a result of the delivery of a Reinvestment Notice.

“Reinvestment Event” means any Disposition or Property Loss Event in respect of which the Borrower Representative has delivered a Reinvestment Notice.

“Reinvestment Notice” means a written notice executed by a Responsible Officer of the Borrower Representative stating that no Default or Event of Default has occurred and is continuing and in the case of any Disposition or Property Loss Event, that the US Borrower (directly or indirectly through one of its Subsidiaries) intends and expects to use all or a specified portion of the Net Proceeds of a Disposition or Property Loss Event to acquire replacement assets useful in its or one of its Subsidiaries’ businesses or, in the case of a Property Loss Event, to effect repairs.

“Reinvestment Prepayment Amount” means, with respect to any Net Proceeds of any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended or required to be expended pursuant to a Contractual Obligation entered into prior to the relevant Reinvestment Prepayment Date in the case of any Disposition or Property Loss Event, to acquire replacement assets useful in the business of the US Borrower or any of its Subsidiaries, or in the case of a Property Loss Event, to effect repairs.

“Reinvestment Prepayment Date” means, with respect to any Net Proceeds of any Disposition or Property Loss Event constituting a Reinvestment Event, the earlier of (a) the date occurring 365 days after such Reinvestment Event (unless such Net Proceeds of any Reinvestment Event have been reinvested or committed in writing to be reinvested prior to such 365th day; provided, that in the event that such Net Proceeds are committed in writing to be reinvested prior to such 365th day, the Reinvestment Prepayment Date shall be the date that is 365 days after the date of such commitment (unless such Net Proceeds have been reinvested prior to such date)) and (b) the date that is five Business Days after the date on which the Borrower Representative shall have notified the Administrative Agent of the US Borrower’s determination not to acquire replacement assets useful in the US Borrower’s or a Subsidiary’s business (or, in the case of a Property Loss Event, not to effect repairs) with all or any portion of the relevant Reinvestment Deferred Amount.

“Related Obligations” has the meaning specified in Section 9.12 (Collateral Matters Relating to Related Obligations).

“Related Swap Contract” means all Swap Contracts which are permitted or required by the express terms of the Loan Documents and which are entered into or maintained with any Person that is or, at the time of entry into the Swap Contract was, the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender.

“Release” means, with respect to any Person, any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration, in each case, of any Hazardous Material into the indoor or outdoor environment or into or out of any property owned, leased or operated by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

“Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Hazardous Material in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Hazardous Material does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than such events for which the 30-day notice period has been waived.

“Reporting Event” means any transaction that requires the US Borrower to furnish pro forma financial information to the Securities and Exchange Commission under Article 11 of Regulation S-X promulgated under the Securities Act.

“Repurchase Agreement” means a repurchase agreement entered into with (i) any financial institution whose debt obligations are rated “A” by either of S&P or Moody’s or the equivalent rating from any other nationally recognized rating agency or whose commercial paper is rated “A-1” by S&P or “P-1” by Moody’s or the equivalent rating from any other nationally recognized rating agency, or (ii) any Lender.

“Required Dollar Revolving Lenders” means, as of any date of determination, Dollar Revolving Lenders with Dollar Revolving Credit Commitments that total more than fifty percent (50%) of the Aggregate Dollar Revolving Credit Commitments or, at any time after the Aggregate Dollar Revolving Credit Commitments have been terminated, Dollar Revolving Lenders holding in the aggregate more than fifty percent (50%) of the Outstanding Amount of the Dollar Revolving Loans (with the aggregate amount of each Dollar Revolving Lender’s risk participations and funded participations in L/C Obligations and Swing Line Loans being deemed “held” by such Dollar Revolving Lender for purposes of this definition); provided that the portion of the Aggregate Dollar Revolving Credit Commitments of, and the portion of the Outstanding Amount of the Dollar Revolving Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Dollar Revolving Lenders.

“Required Gaming Change” has the meaning specified in Section 10.01(Amendments, Etc.).

“Required Lenders” means, as of any date of determination, Lenders having more than fifty percent (50%) of the Commitments or, at any time after the Aggregate Revolving Credit Commitments have been terminated, Lenders holding in the aggregate more than fifty percent (50%) of the Total Outstandings (with the aggregate amount of each Dollar Revolving Lender’s risk participations and funded participations in L/C Obligations and Swing Line Loans being deemed “held” by such Dollar Revolving Lender for purposes of this definition); provided that the portion of the Commitments of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Required Multicurrency Revolving Lenders” means, as of any date of determination, Multicurrency Revolving Lenders with Multicurrency Revolving Credit Commitments that total more than fifty percent (50%) of the Aggregate Multicurrency Revolving Credit Commitments or, at any time after the Aggregate Multicurrency Revolving Credit Commitments have been terminated, Multicurrency Revolving Lenders holding in the aggregate more than fifty percent (50%) of the Outstanding Amount of the Multicurrency Revolving Loans; provided that the portion of the Aggregate Multicurrency Revolving Credit Commitments of, and the portion of the Outstanding Amount of the Multicurrency Revolving Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Multicurrency Revolving Lenders.

“Required Tranche A Term Loan Lenders” means, as of any date of determination, Tranche A Term Loan Lenders having more than fifty percent (50%) of the Outstanding Amount of the Tranche A Term Loans; provided that the portion of the Outstanding Amount of the Tranche A Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Tranche A Term Loan Lenders.

“Required Tranche B Term Loan Lenders” means, as of any date of determination, Tranche B Term Loan Lenders (except for Tranche B1 Term Loan Lenders) having more than fifty percent (50%) of the Outstanding Amount of the Tranche B Term Loans (except for Tranche B1 Term Loans); provided that the portion of the Outstanding Amount of the Tranche B Term Loans (except for Tranche B1 Term Loans) held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Tranche B Term Loan Lenders.

“Required Tranche B1 Term Loan Lenders” means, as of any date of determination, Tranche B1 Term Loan Lenders having more than fifty percent (50%) of the Outstanding Amount of the Tranche B1 Term Loans; provided that the portion of the Outstanding Amount of the Tranche B1 Term Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Tranche B1 Term Loan Lenders.

“Responsible Officer” means, with respect to any Person, (i) with respect to financial matters (including any Compliance Certificate and any other certificates related to financial amounts), the chief financial officer, senior vice president, executive vice president, treasurer or controller of such Person; (ii) with respect to all other matters, the officers included in the preceding clause (i) and the executive chairman, executive vice chairman, chief executive officer, president, vice president, secretary, assistant secretary or chief operating officer of such Person; (iii) with respect to any Dollar Revolving Loan Notice, Multicurrency Revolving Loan Notice, Tranche A Term Loan Interest Rate Selection Notice, Tranche B Loan Interest Rate Selection Notice, Swing Line Loan Notice, Facilities Increase Notice and any other notices in connection with any Conversion, Continuation or prepayment, the officers included in the preceding clauses (i) and (ii) and any vice president, secretary or assistant secretary of such Person; and (iv) with respect to the Luxembourg Borrower, either a Category A Manager, Category B Manager or such other Person designated to act on behalf of such entity. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate and/or other action of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restatement Date” means the date on which the Fifth Amendment shall have become effective in accordance with its terms.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Stock or Stock Equivalents (for the avoidance of doubt, other than regularly scheduled payments of interest with respect to the Convertible Notes) of the US Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Stock or Stock Equivalents (other than in connection with the conversion of the Convertible Notes into Stock).

“Revolving Borrowings” means the Dollar Revolving Borrowings and the Multicurrency Revolving Borrowings.

“Revolving Commitment Increase” has the meaning specified in Section 2.01(c) (Facilities Increase).

“Revolving Credit Commitments” means the Dollar Revolving Credit Commitments and the Multicurrency Revolving Credit Commitments.

“Revolving Credit Facility” means the Dollar Revolving Credit Facility and the Multicurrency Revolving Credit Facility.

“Revolving Credit Maturity Date” means the earliest to occur of (a) the Revolving Credit Stated Maturity Date, (b) the Earlier Maturity Date or (c) such earlier date upon which the Aggregate Revolving Credit Commitments may be terminated in accordance with the terms of this Agreement.

“Revolving Credit Outstandings” means the Dollar Revolving Credit Outstandings and the Multicurrency Revolving Credit Outstandings.

“Revolving Credit Stated Maturity Date” means December 19, 2019.

“Revolving Lender” means each of the Dollar Revolving Lenders and Multicurrency Revolving Lenders.

“Revolving Loan Notes” means the Dollar Revolving Loan Notes and the Multicurrency Revolving Loan Notes.

“Revolving Loan Notices” means the Dollar Revolving Loan Notices and the Multicurrency Revolving Loan Notices.

“Revolving Loans” means the Dollar Revolving Loans and the Multicurrency Revolving Loans.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Same Day Funds” means immediately available funds.

“SEC Website” has the meaning set forth in Section 6.02 (Certificates; Other Information).

“Second Amendment” means that certain Amendment No. 2 to this Agreement, dated as of March 22, 2013, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means the date on which the Second Amendment shall have become effective in accordance with its terms.

“Second Amendment Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit A to the Second Amendment, dated as of March 22, 2013 and executed by each of the Guarantors.

“Secured Obligations” means, in the case of (a) the US Borrower, the Obligations (including, without limiting the foregoing and for the avoidance of doubt, the US Borrower’s Local Credit Facility Guaranty Obligations and the Obligations of the US Borrower under the Guaranty), (b) a Luxembourg Borrower, all Loans made to and Letters of Credit issued for the account of, such Luxembourg Borrower, together with all the Obligations relating thereto and all Cash Management Obligations owing by the Luxembourg Borrower and (c) any other Loan Party, the obligations of such Loan Party under the Guaranty and the other Loan Documents to which it is a party, excluding, in each case, Excluded Swap Obligations.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the other Agent-Related Persons, the Lenders, the L/C Issuers, such other Persons for whose benefit the Lien thereunder is granted (including, without limitation, any Lender or any Affiliate of a Lender (or any Person that was the Administrative Agent, a Lender, or an Affiliate of the Administrative Agent or a Lender at the time of entry into such Related Swap Contract or Cash Management Document) under any Related Swap Contract or Cash Management Document), and the Local Secured Parties (as defined in the Local Credit Facility Intercreditor Agreement).

“Securities Act” means the Securities Act of 1933.

“Securitization Entity” means any Subsidiary of the US Borrower or any other corporation, trust or entity that is exclusively engaged in Permitted Receivables Financings and activities relating directly thereto, and conducts no other operating business.

“Securitization Facility” means that certain Third Amended and Restated Loan Agreement, dated as of February 17, 2012, among Jarden Receivables, LLC, as borrower, the US Borrower, as initial servicer, SunTrust Bank and PNC Bank, National Association., as lenders, Wells Fargo Bank, National Association, as a lender and issuing lender, and SunTrust Robinson Humphrey, Inc., as administrator (the “Securitization Administrator”), and any renewals or extensions thereof and, subject to the restrictions set forth in the definition of “Permitted Receivables Financing”, any amendments and restatements thereto.

“Securitization Facility Documents” means (i) that certain Amended and Restated Receivables Contribution and Sale Agreement, dated on or about July 29, 2010, between the Originators (as defined therein) and Jarden Receivables, LLC, as buyer, (ii) the Securitization Facility, and (iii) the Securitization Intercreditor Agreement and each agreement, document and certificate related thereto, and, subject to the restrictions set forth in the definition of Permitted Receivables Financing, any renewals, extensions, replacements, amendments and restatements thereof.

“Securitization Intercreditor Agreement” means that certain Intercreditor Agreement, dated on or about August 24, 2006 among the Administrative Agent, the Securitization Administrator and the other parties thereto.

“Segment” means a portion of the Term Loans (or all thereof) with respect to which a particular interest rate is (or is proposed to be) applicable.

“Senior Representative” means, with respect to any series of secured Permitted Senior Notes, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured Debt” shall mean, at any time, Consolidated Funded Indebtedness at such time minus any unsecured Indebtedness included therein.

“Senior Secured Leverage Ratio” means, as of any date of determination, for the US Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Senior Secured Debt (net of, as of such date of determination, unrestricted cash and Eligible Securities of the US Borrower and its Subsidiaries in excess of $20,000,000) as of such date to (b) Consolidated EBITDA for the Four-Quarter Period ending on or most recently ended prior to such date.

“Series” has the meaning set forth in Section 2.01(c) (Facilities Increase).

“Solvent” means, when used with respect to any Person, that at the time of determination:

(i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

(ii) it is then able and expects to be able to pay its debts as they mature; and

(iii) its capital is not unreasonably small in relation to its business as conducted and as proposed to be conducted.

“Special Purpose Vehicle” means any special purpose funding vehicle identified as such in writing by any Lender to the Administrative Agent.

“Specified Asset Sale” has the meaning set forth in Section 2.06(e) (Mandatory Prepayments).

“Specified Refinancing Debt” has the meaning set forth in Section 2.17(a) (Specified Refinancing Debt).

“Stated Tranche A Term Loan Maturity Date” means December 19, 2019.

“Stated Tranche B Term Loan Maturity Date” means March 31, 2018.

“Stated Tranche B1 Term Loan Maturity Date” means September 30, 2020.

“Stock” means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

“Stock Equivalents” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

“Stockholders’ Equity” means, as of any date of determination for the US Borrower and its Subsidiaries on a consolidated basis, stockholders’ equity as of that date determined in accordance with Applicable Accounting Standards.

“Subordinated Indebtedness” means, without duplication, (i) all obligations of the US Borrower and its Subsidiaries with respect to the Subordinated Notes, as set forth therein and in the applicable Subordinated Indentures and (ii) all Indebtedness of the type described in Section 7.03(h)(I) (Indebtedness).

“Subordinated Indentures” means, collectively, (i) the 2007 Indenture, (ii) the 2010 Indenture and (iii) any other indenture or agreement governing the terms of any other Subordinated Indebtedness.

“Subordinated Notes” means, collectively (i) each outstanding series of the US Borrower’s 7- 1⁄2% Senior Subordinated Notes due 2017 issued pursuant to, and governed by the terms of, the 2007 Indenture, (ii) each outstanding series of the US Borrower’s 7- 1⁄2% Senior Subordinated Notes due 2020 issued pursuant to, and governed by the terms of, the 2010 Indenture and (iii) the Convertible Notes.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which an aggregate of 50% or more of the outstanding Voting Stock is, at the time, directly or indirectly, owned or controlled by such Person; provided that for purposes of Article V, Sections 6.04, 6.05, 6.06, 6.07, 6.08, 6.09, 6.10, 6.11, 6.14, 6.16, 6.17, 6.19 and 6.20, 7.01, 7.02 (other than clause (d)(iv) thereof), 7.03, 7.04, 7.05, 7.07, 7.08, 7.09, 7.10, 7.16, 7.19, 7.20 and 7.21 (and any defined term as used in such Sections which specifically includes the term “Subsidiary” as a component of its definition) only, the term “Subsidiary” shall not include any Immaterial Foreign Subsidiary or any Immaterial Foreign Joint Venture. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the US Borrower.

“Subsidiary Securities” means the shares of Stock or Stock Equivalents in any Subsidiary, whether or not constituting a “security” under Article 8 of the UCC as in effect in any jurisdiction.

“Substitute Institution” has the meaning specified in Section 3.07(a) (Substitution of Lenders).

“Substitution Notice” has the meaning specified in Section 3.07(a) (Substitution of Lenders).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any Swap Contract, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contract, (a) for any date on or after the date such Swap Contract has been closed out and a termination value determined in accordance therewith, such termination value, and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value for such Swap Contract, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contract (which may include any Lender).

“Swing Line” means the part of the Dollar Revolving Credit Facility made available by the Swing Line Lender pursuant to Section 2.05 (Swing Line Loans).

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.05 (Swing Line Loans).

“Swing Line Lender” means Barclays in its capacity as the provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section 2.05(a) (The Swing Line).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.05(b) (Borrowing Procedures), which, if in writing, shall be substantially in the form of Exhibit B (Form of Swing Line Loan Notice).

“Swing Line Note” means a promissory note made by the US Borrower in favor of the Swing Line Lender evidencing Swing Line Loans made by such Lender, substantially in the form of Exhibit C-3 (Form of Swing Line Note).

“Swing Line Sublimit” means, at any time, an amount equal to the lesser of the Aggregate Dollar Revolving Credit Commitments at such time and $50,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Dollar Revolving Credit Commitments.

“Syndication Agent” means Barclays Bank PLC, together with its successors in such capacity.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease (other than an operating lease (that is not an Operating Lease) entered into in the ordinary course of business), or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Target Operating Day” means any date that is not (a) a Saturday or Sunday, (b) Christmas Day or New Year’s Day or (c) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined by the Administrative Agent).

“Tax Returns” has the meaning specified in Section 5.11 (Taxes).

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other similar charges in the nature of taxes imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tender Offer” shall mean a tender offer commenced by US Borrower on January 26, 2012 pursuant to which US Borrower repurchases shares of US Borrower’s common stock.

“Term Loans” means the Term Loans made pursuant to the Tranche A Term Loan Facility or the Tranche B Term Loan Facility, as described in Section 2.01(a), (b) and (c) (Term Loans; Facilities Increase).

“Term Loan Commitments” means the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment.

“Term Loan Facilities” means the Tranche A Term Loan Facility and the Tranche B Term Loan Facility.

“Term Loan Lenders” means the Tranche A Term Loan Lenders and the Tranche B Term Loan Lenders.

“Term Loan Maturity Date” means the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date, the Tranche B1 Term Loan Maturity Date, or the maturity date of any Incremental Term Loan, as applicable.

“Term Loan Notes” means the Tranche A Term Loan Notes and the Tranche B Term Loan Notes.

“Third Amendment” means that certain Amendment No. 3 to this Agreement, dated as of September 3, 2013, among the Borrowers and the Administrative Agent.

“Third Amendment Effective Date” means the date on which the Third Amendment shall have become effective in accordance with its terms.

“Third Amendment Guarantor Consent” means that certain Consent, Agreement and Affirmation of Guaranty and Pledge and Security Agreement in the form attached as Exhibit A to the Third Amendment, dated as of September 3, 2013 and executed by each of the Guarantors.

“Threshold Amount” means the Dollar Equivalent of the greater of $150,000,000 and two percent (2%) of Consolidated Total Assets.

“Total Leverage Ratio” means, as of any date of determination, for the US Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness (net of, as of such date of determination, unrestricted cash and Eligible Securities of the US Borrower and its Subsidiaries in excess of $20,000,000) as of such date to (b) Consolidated EBITDA for the Four-Quarter Period ending on or most recently ended prior to such date.

“Total Outstandings” means, at any date of determination thereof, the aggregate of the Outstanding Amount of (a) the Term Loans, (b) Revolving Loans, (c) L/C Obligations and (d) Swing Line Loans.

“Tranche” means the respective facility and commitments utilized in making Loans hereunder (e.g., Tranche A Term Loan, Tranche B Term Loan, the Dollar Revolving Credit Facility and the Multicurrency Revolving Credit Facility).

“Tranche A Term Loan” means the New Tranche A Term Loans made pursuant to and in accordance with the Fifth Amendment on the Restatement Date or pursuant to the Tranche A Term Loan Facility, as described in Section 2.01(c) (Facilities Increase), and including, for the avoidance of doubt, all Exchanged Tranche A Term Loans, all Increased Tranche A Term Loans and all Additional Tranche A Term Loans. Unless otherwise expressly distinguished herein, each use of the term “Tranche A Term Loan” shall include any Incremental Tranche A Term Loan.

“Tranche A Term Loan Commitment” means, with respect to each Tranche A Term Loan Lender, (a) the commitment of such Lender to make its Pro Rata Tranche A Term Share of the Tranche A Term Loan to the US Borrower in the aggregate principal amount set forth on Schedule I-A (Term Loan Commitments) to such Tranche A Term Loan Lender’s Tranche A Term Loan Lender Addendum under the caption “Tranche A Term Loan Commitment” as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement, and (b) any commitment by such Lender that is included as part of a Facilities Increase to make its pro rata share of an Incremental Tranche A Term Loan to the US Borrower on any Facilities Increase Date, as such amount may be reduced pursuant to this Agreement.

“Tranche A Term Loan Facility” means the Tranche A Term Loan Commitments, the facility described in the Fifth Amendment providing for a Tranche A Term Loan to the US Borrower by the Tranche A Term Loan Lenders on the Restatement Date in an aggregate principal amount of $660,000,000 and the Incremental Tranche A Term Loans made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Incremental Tranche A Term Loans to the US Borrower by the Tranche A Term Loan Lenders.

“Tranche A Term Loan Interest Rate Selection Notice” means the written notice delivered by a Responsible Officer of the US Borrower in connection with the election of a subsequent Interest Period for any Eurodollar Rate Segment or the Conversion of any Eurodollar Rate Segment into a Base Rate Segment or the Conversion of any Base Rate Segment into a Eurodollar Rate Segment, substantially in the form of Exhibit A-3 (Form of Tranche A Term Loan Interest Rate Selection Notice).

“Tranche A Term Loan Lender” means each Lender that has a Tranche A Term Loan Commitment or a portion of the Outstanding Amount under the Tranche A Term Loan Facility.

“Tranche A Term Loan Lender Addendum” means, with respect to any initial Tranche A Term Loan Lender, a Tranche A Term Loan Lender Addendum substantially in the form of Exhibit J (Form of Tranche A Term Loan Lender Addendum) to be executed by such Tranche A Term Loan Lender and delivered to the Administrative Agent on the Closing Date.

“Tranche A Term Loan Maturity Date” means the earliest to occur of (a) the Stated Tranche A Term Loan Maturity Date, (b) the Earlier Maturity Date or (c) such earlier date upon which the Outstanding Amounts under the Tranche A Term Loan, including accrued and unpaid interest, are either due and payable or are otherwise paid in full in accordance with the terms hereof.

“Tranche A Term Loan Note” means each promissory note made by the US Borrower in favor of a Tranche A Term Loan Lender evidencing the portion of the Tranche A Term Loan made by such Tranche A Term Loan Lender, substantially in the form of Exhibit C-1a (Form of Tranche A Term Loan Note).

“Tranche B Term Loan” means (x) prior to the Second Amendment Effective Date, each Tranche B Term Loan made pursuant to the Tranche B Term Loan Facility, as described in Section 2.01(b) and (c) (Tranche B Term Loan; Facilities Increase) and (y) on and after the Second Amendment

Effective Date, the New Tranche B Term Loans made pursuant to and in accordance with the Second Amendment on the Second Amendment Effective Date or pursuant to the Tranche B Term Loan Facility, as described in Section 2.01(c) (Facilities Increase), and including, for the avoidance of doubt, all Exchanged Tranche B Term Loans, all Increased Tranche B Term Loans and all Additional Tranche B Term Loans. Unless otherwise expressly distinguished herein, each use of the term “Tranche B Term Loan” shall include any Incremental Tranche B Term Loan, including the Tranche B1 Term Loans.

“Tranche B Term Loan Commitment” means, with respect to each Tranche B Term Loan Lender, (a) the commitment of such Lender to make its Pro Rata Tranche B Term Share and/or Pro Rata Tranche B1 Term Share, as applicable, of the Tranche B Term Loan to the US Borrower in the aggregate principal amount set forth on Schedule I-A (Term Loan Commitments) to such Tranche B Term Loan Lender’s Tranche B Term Loan Lender Addendum under the caption “Tranche B Term Loan Commitment” as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement, and (b) any commitment by such Lender that is included as part of a Facilities Increase to make its pro rata share of an Incremental Tranche B Term Loan to the US Borrower on any Facilities Increase Date, as such amount may be reduced pursuant to this Agreement.

“Tranche B Term Loan Facility” means the Tranche B Term Loan Commitments, the facility described in the Second Amendment providing for a Tranche B Term Loan to the US Borrower by the Tranche B Term Loan Lenders on the Second Amendment Effective Date in an aggregate principal amount of $639,738,665 and the Incremental Tranche B Term Loans made pursuant to the facility described in Section 2.01(c) (Facilities Increase) providing for one or more Incremental Tranche B Term Loans to the US Borrower by the Tranche B Term Loan Lenders.

“Tranche B Term Loan Interest Rate Selection Notice” means the written notice delivered by a Responsible Officer of the US Borrower in connection with the election of a subsequent Interest Period for any Eurodollar Rate Segment or the Conversion of any Eurodollar Rate Segment into a Base Rate Segment or the Conversion of any Base Rate Segment into a Eurodollar Rate Segment, substantially in the form of Exhibit A-4 (Form of Tranche B Term Loan Interest Rate Selection Notice).

“Tranche B Term Loan Lender” means each Lender that has a Tranche B Term Loan Commitment or a portion of the Outstanding Amount under the Tranche B Term Loan Facility. Unless otherwise expressly distinguished herein, each use of the term “Tranche B Term Loan Lender” shall include any Tranche B1 Term Loan Lender.

“Tranche B Term Loan Lender Addendum” means, with respect to any initial Tranche B Term Loan Lender, a Tranche B Term Loan Lender Addendum substantially in the form of Exhibit K (Form of Tranche B Term Loan Lender Addendum) to be executed by such Tranche B Term Loan Lender and delivered to the Administrative Agent on the Closing Date.

“Tranche B Term Loan Maturity Date” means the earlier to occur of (a) the Stated Tranche B Term Loan Maturity Date and (b) such earlier date upon which the Outstanding Amounts under the Tranche B Term Loan (except for Tranche B1 Term Loans), including accrued and unpaid interest, are either due and payable or are otherwise paid in full in accordance with the terms hereof.

“Tranche B Term Loan Note” means each promissory note made by the US Borrower in favor of a Tranche B Term Loan Lender evidencing the portion of the Tranche B Term Loan made by such Tranche B Term Loan Lender, substantially in the form of Exhibit C-1b (Form of Tranche B Term Loan Note).

“Tranche B1 Term Loan” means each Tranche B1 Term Loan as defined in and made pursuant to the Fourth Amendment.

“Tranche B1 Term Loan Lender” means each Lender that has a Tranche B Term Loan Commitment or a portion of the Outstanding Amount under the Tranche B Term Loan Facility, in each case, representing a Tranche B1 Term Loan.

“Tranche B1 Term Loan Maturity Date” means the earlier to occur of (a) the Stated Tranche B1 Term Loan Maturity Date and (b) such earlier date upon which the Outstanding Amounts under the Tranche B1 Term Loan, including accrued and unpaid interest, are either due and payable or are otherwise paid in full in accordance with the terms hereof.

“Trust Indenture Act” has the meaning set forth in Section 9.16 (Trust Indenture Act).

“Type” means with respect to (i) a Dollar Revolving Loan or a Segment of a Term Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan and (ii) a Multicurrency Revolving Loan, its character as a Base Rate Loan, a Eurodollar Rate Loan or a Eurocurrency Rate Loan.

“UCC” has the meaning specified in the Pledge and Security Agreement.

“Unfunded Pension Liability” means the excess of a Pension Plan’s “benefit liabilities” under Section 4001(a)(16) of ERISA for the applicable plan year, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding that Pension Plan pursuant to Section 412 or 430 of the Code or Section 302 or 303 of ERISA for such plan year.

“Unreimbursed Amount” has the meaning set forth in Section 2.04(c)(i) (Drawings and Reimbursements; Funding of Participations).

“US Borrower” has the meaning set forth in the introductory paragraph hereto.

“Valuation Date” means (i) in connection with borrowing any Multicurrency Revolving Loan the date two (2) Business Days prior to the making, continuing or converting of any Multicurrency Revolving Loan, (ii) in connection with the issuance or continuation of any Letter of Credit, the date of such issuance or continuation, and (iii) in connection with the repayment of any Multicurrency Revolving Loan, the date of such repayment.

“Voting Stock” means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) (i) The words “herein” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii) The term “including” is by way of example and not limitation.

(iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d) Each reference to “basis points” or “bps” shall be interpreted in accordance with the convention that 100 bps = 1.0%.

(e) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(f) With respect to any Luxembourg Borrower, a reference to:

(i) a receiver, administrative receiver, administrator or the like includes, without limitation, a juge délégué, commissaire, juge-commissaire, liquidateur or curateur;

(ii) a winding-up, administration or dissolution includes, without limitation, bankruptcy (faillite), liquidation, composition with creditors (concordat préventif de faillite), moratorium or reprieve from payment (sursis de paiement) and controlled management (gestion contrôlée);

(iii) a security interest includes any hypothèque, nantissement, gage, privilège, sûreté réelle, droit de rétention and any type of real security (sûreté réelle) or security interest or agreement or arrangement having a similar effect and any transfer of title by way of security; and

(iv) a person being insolvent or unable to pay its debts includes that person being in a state of cessation of payments (cessation de paiements) and having lost its creditworthiness (ébranlement de credit).

1.03 Accounting Terms.

(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with Applicable Accounting Standards, applied on a consistent basis with respect to accounting principles, as in effect from time to time, except as otherwise specifically provided herein.

(b) If any change in the accounting principles used in the preparation of the most recent financial statements referred to in Section 6.01 (Financial Statements) or in the computation of any financial ratio or requirement set forth in any Loan Document is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) or International Accounting Standards Board (or similar body with respect to IFRS) and such change is properly adopted by the US Borrower (with notice to the Administrative Agent, in the manner specified in Section 6.03 (Notices)) and results in a material change in any of the calculations required by Article VII (Negative Covenants), including Section 7.13 (Financial Covenants), that would not have resulted had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change such that the criteria for evaluating compliance with such covenants by the Borrowers shall be the same after such change as if such change had not been made; provided, however, that no change in Applicable Accounting Standards that would affect a calculation in any material respect that measures compliance with any covenant contained in Article VII (Negative Covenants), including Section 7.13 (Financial Covenants), shall be given effect until such provisions are amended to reflect such changes in Applicable Accounting Standards.

(c) With respect to any Acquisition consummated on or after the Closing Date or during any Four-Quarter Period that includes the Closing Date the following shall apply:

(i) Commencing on the first fiscal quarter end of the US Borrower next following the date of each such Acquisition, for each of the next four periods of four fiscal quarters of the US Borrower, Consolidated EBITDA with respect to the Total Leverage Ratio and the Senior Secured Leverage Ratio shall include the results of operations of the Person or assets so acquired on a historical pro forma basis, and which amounts may include such adjustments, including such adjustments as are permitted under Regulation S-X of the Commission, as in each case are reasonably satisfactory to the Administrative Agent.

(ii) Commencing on the first fiscal quarter end of the US Borrower next following the date of each such Acquisition, for each of the next four periods of four fiscal quarters of the US Borrower, Consolidated Interest Expense as a component of Consolidated EBITDA with respect to the Total Leverage Ratio and the Senior Secured Leverage Ratio shall include the results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis; provided, however, Consolidated Interest Expense shall be adjusted on a historical pro forma basis to (i) eliminate interest expense accrued during such period on any Indebtedness repaid in connection with such Acquisition and (ii) include interest expense on any Indebtedness (including Indebtedness hereunder) incurred, acquired or assumed in connection with such Acquisition but only to the extent that interest expense would have been charged on such Indebtedness (“Incremental Debt”) calculated (A) as if all such Incremental Debt had been incurred as of the first day of such Four-Quarter Period and (B) at the following interest rates: (I) for all periods subsequent to the date of the Acquisition and for Incremental Debt assumed or acquired in the Acquisition and in effect prior to the date of Acquisition, at the actual rates of interest applicable thereto, and (II) for all periods prior to the actual incurrence of such Incremental Debt, equal to the rate of interest actually applicable to such Incremental Debt hereunder or under other financing documents applicable thereto as at the end of each affected period of such Four-Quarter Period, as the case may be;

provided that, notwithstanding anything to the contrary set forth herein, (A) in making the Acquisition Adjustments described above, the US Borrower may elect to exclude any adjustment to Consolidated EBITDA arising from any Acquisition having a Cost of Acquisition not in excess of the Dollar Equivalent of $175,000,000, and (B) for each business or entity acquired by the US Borrower or its Subsidiaries that has not historically reported financial results on a quarterly or monthly basis (or such quarterly or monthly results are not available to the US Borrower or its Subsidiaries) the US Borrower shall provide its reasonable estimate as to the quarterly or monthly results based on available financial results and the books and records of the acquired business or entity for the purposes of providing any historical pro forma data required to be delivered pursuant to this Agreement, including such supplementary information pertaining thereto as either Agent may reasonably request.

1.04 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05 Conversion of Foreign Currencies.

(a) Consolidated Funded Indebtedness. Consolidated Funded Indebtedness denominated in any currency other than Dollars shall be calculated using the Dollar Equivalent thereof as of the date of the applicable financial statements on which such Consolidated Funded Indebtedness is reflected.

(b) Dollar Equivalents. The Administrative Agent shall determine the Dollar Equivalent of any amount as of each Valuation Date (whether to determine compliance with any covenants specified herein or otherwise), and a determination thereof by the Administrative Agent shall be conclusive absent manifest error. Such determination shall become effective as of such Valuation Date. The Administrative Agent may, but shall not be obligated to, rely on any determination made by any Loan Party in any document delivered to the Administrative Agent. The Administrative Agent may determine or redetermine the Dollar Equivalent of any amount on any date either in its reasonable discretion or upon the reasonable request of any Lender or L/C Issuer.

(c) Rounding-Off. The Administrative Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollar or cent to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars or in whole cents, as may be necessary or appropriate.

1.06 References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

2.01 Term Loans; Facilities Increase.

(a) Tranche A Term Loan. Subject to the terms and conditions of this Agreement, each Tranche A Term Loan Lender severally agrees to make a loan to the US Borrower in Dollars on the Restatement Date in an amount equal to such Tranche A Term Loan Lender’s Tranche A Term Loan Commitment in effect on the Restatement Date. The principal amount of each Segment of the Tranche A Term Loan outstanding hereunder from time to time shall bear interest and shall be repayable as herein provided. No amount of the Tranche A Term Loan repaid or prepaid by the US Borrower may be reborrowed hereunder, and no Borrowing under the Tranche A Term Loan Facility shall be allowed other than the advance set forth in the first sentence of this Section 2.01(a) and any Incremental Tranche A Term Loan advanced as part of any Facilities Increase. Each Tranche A Term Loan Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make available by wire transfer to the Administrative Agent not later than 12:00 noon New York time on the Restatement Date, the amount of its Pro Rata Tranche A Term Share of the Tranche A Term Loan Facility then in effect. Each such wire transfer shall be directed to the Administrative Agent at the Administrative Agent’s Office and shall be in the form of Same Day Funds in Dollars. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, including the satisfaction of all applicable conditions in Sections 4.01 (Conditions Precedent to Initial Credit Extensions) and 4.02 (Conditions Precedent to Each Credit Extension), be made available to the US Borrower by delivery of the proceeds thereof as shall be directed by a Responsible Officer of the US Borrower. The US Borrower shall deliver to the Administrative Agent a Tranche A Term Loan Interest Rate Selection Notice no later than 12:00 noon New York time at least one (1) Business Day prior to the Restatement Date (or at least three (3) Business Days prior to the Restatement Date in the case of any Eurodollar Rate Loans), requesting the Borrowing of the Tranche A Term Loan. The Tranche A Term Loan Interest Rate Selection Notice shall specify (i) the proposed funding date of the Tranche A Term Loan (which shall be a Business Day), (ii) the amount of the requested Borrowing, and (iii) the Type of Borrowing under the Tranche A Term Loan Facility so requested.

(b) Tranche B Term Loan. Subject to the terms and conditions of this Agreement, each Tranche B Term Loan Lender severally agrees to make a loan to the US Borrower in Dollars on the Closing Date in an amount equal to such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment in effect on the Closing Date. The principal amount of each Segment of the Tranche B Term Loan outstanding hereunder from time to time shall bear interest and shall be repayable as herein provided. No amount of the Tranche B Term Loan repaid or prepaid by the US Borrower may be reborrowed hereunder, and no Borrowing under the Tranche B Term Loan Facility shall be allowed other than the advance set forth in the first sentence of this Section 2.01(b) and any Incremental Tranche B Term Loan advanced as part of any Facilities Increase. Each Tranche B Term Loan Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make available by wire transfer to the Administrative Agent not later than 12:00 noon New York time on the Closing Date, the amount of its Pro Rata Tranche B Term Share of the Tranche B Term Loan Facility then in effect. Each such wire transfer shall be directed to the Administrative Agent at the Administrative Agent’s Office and shall be in the form of Same Day Funds in Dollars. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, including the satisfaction of all applicable conditions in Sections 4.01 (Conditions Precedent to Initial Credit Extensions) and 4.02 (Conditions Precedent to Each Credit Extension), be made available to the US Borrower by delivery of the proceeds thereof as shall be directed by a Responsible Officer of the US Borrower. The US Borrower shall deliver to the Administrative Agent a Tranche B Term Loan Interest Rate Selection Notice no later than 12:00 noon New York time at least one (1) Business Day prior to the Closing Date, requesting the Borrowing of the Tranche B Term Loan. The Tranche B Term Loan Interest Rate Selection Notice shall specify (i) the proposed funding date of the Tranche B Term Loan (which shall be a Business Day), (ii) the amount of the requested Borrowing, and (iii) the Type of Borrowing under the Tranche B Term Loan Facility so requested; provided that, until the Administrative Agent shall have notified the US Borrower that the primary syndication of the Tranche B Term Loan has been completed (which notice shall be given as promptly as practicable and, in any event, within thirty (30) days after the Closing Date), the US Borrower shall not be permitted to request that any Borrowing of Tranche B Term Loans be advanced as Eurodollar Rate Loans.

(c) Facilities Increase. (i) The Borrower Representative shall have the right to send to the Administrative Agent at any time after the Closing Date, and from time to time, a Facilities Increase Notice to request (A) an increase in the aggregate principal amount of the Tranche A Term Loan Facility to be effectuated by the disbursement of one or more additional Tranche A Term Loans (each, an “Incremental Tranche A Term Loan”) in excess of the Tranche A Term Loans outstanding on the Closing Date, (B) an increase in the aggregate principal amount of the Tranche B Term Loan Facility to be effectuated by the disbursement of one or more additional Tranche B Term Loans (each, an “Incremental Tranche B Term Loan” and, together with each Incremental Tranche A Term Loan, each a “Incremental Term Loan”) in excess of the Tranche B Term Loans outstanding on the Closing Date, (C) an increase in the aggregate principal amount of the Dollar Revolving Credit Commitments (each such increase, a “Dollar Revolving Commitment Increase”) or (D) an increase in the aggregate principal amount of the Multicurrency Revolving Credit Commitments (each such increase, a “Multicurrency Revolving Commitment Increase” and, together with each Dollar Revolving Commitment Increase, each a “Revolving Commitment Increase”) (each Revolving Commitment Increase, together with each Incremental Term Loan, each a “Facilities Increase”), in a principal amount not to exceed (x) $150,000,000 in the aggregate for all such requests for Revolving Commitment Increases made after the Closing Date (and subject to the limitation on the Luxembourg Borrower’s (but not the US Borrower’s) ability to incur Multicurrency Revolving Loans pursuant to such increased Multicurrency Revolving Credit Commitment as described below) and (y) without expanding the limitation in clause (x) above, (i) $500,000,000 plus (ii) such additional amount that would not, after giving effect to the incurrence of such Incremental Facility on a pro forma basis (assuming for such purposes that the entire amount of any such Revolving Commitment Increase is fully funded) cause the Senior Secured Leverage Ratio as at the time of incurrence of such Incremental Facility to equal or exceed 2.00:1.00; provided, that no Facilities Increase shall be effective earlier than ten (10) days after the delivery of the Facilities Increase Notice to the Administrative Agent in respect of such Facilities Increase. Nothing in this Agreement shall be construed to obligate any Lender to negotiate for (whether or not in good faith), solicit, provide or consent to any increase in the Term Loan Commitments or the Revolving Credit Commitments, as applicable, and any such increase may be subject to changes in any term of this Agreement reasonably acceptable to the Administrative Agent and the Borrower Representative, except as otherwise provided in this Section 2.01(c) but notwithstanding the provisions of Section 10.01 (Amendments, Etc.). Any Incremental Tranche A Term Loan, Incremental Tranche B Term Loan, Dollar Revolving Loans pursuant to a Dollar Revolving Commitment Increase or Multicurrency Revolving Loans pursuant to a Multicurrency Revolving Commitment Increase may be designated as the same or as a separate series (a “Series”) of such Tranche of Loans.

(ii) A Facilities Increase may be provided by any existing Lender or other Person, in each case, that is an Eligible Assignee, provided that each Eligible Assignee who is not an existing Lender shall be subject to the consent (in each case, not to be unreasonably withheld or delayed) of the Administrative Agent after consultation with the Borrower Representative. The Administrative Agent shall promptly notify each Lender of the proposed Facilities Increase and of the proposed terms and conditions therefor agreed between the Borrower Representative and the Administrative Agent. Each such Lender or Eligible Assignee may, in its sole discretion, commit to participate in such Facilities Increase by forwarding its commitment therefor to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall allocate, in its sole discretion after consultation with the Borrower Representative (but in amounts not to exceed for any such Lender or Eligible Assignee the commitment received from such Lender or Eligible Assignee) the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments, the Dollar Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments, as applicable, to be made as part of the Facilities Increase to any of the Lenders and/or Eligible Assignees from which it has received such written commitments.

(iii) Each Facilities Increase shall become effective on a date agreed by the Borrower Representative and the Administrative Agent (each a “Facilities Increase Date”), which shall be in any case on or after the date of satisfaction of the conditions precedent set forth in Section 4.04 (Conditions Precedent to Each Facilities Increase). The Administrative Agent shall notify the Lenders and the Borrower Representative, on or before 1:00 p.m. (New York time) on the day following the Facilities Increase Date of the effectiveness of the Facilities Increase on the Facilities Increase Date and shall record in the Register all applicable additional information in respect of such Facilities Increase.

(iv) The Borrower Representative shall deliver to the Administrative Agent a Tranche A Term Loan Interest Rate Selection Notice, a Tranche B Term Loan Interest Rate Selection Notice, a Dollar Revolving Loan Notice or a Multicurrency Revolving Loan Notice, as applicable, no later than 12:00 noon New York time at least one (1) Business Day prior to the applicable Facilities Increase Date (or at least three (3) Business Days prior to the applicable Facilities Increase Date in the case of any Eurodollar Rate Loans or Eurocurrency Rate Loans), requesting the Borrowing of the applicable Incremental Tranche A Term Loan, Incremental Tranche B Term Loan, Dollar Revolving Loans pursuant to such Dollar Revolving Commitment Increase or Multicurrency Revolving Loans pursuant to such Multicurrency Revolving Commitment Increase. The Tranche A Term Loan Interest Rate Selection Notice, the Tranche B Term Loan Interest Rate Selection Notice, the Dollar Revolving Loan Notice or the Multicurrency Revolving Loan Notice, as applicable, shall specify (i) the proposed funding date of the applicable Incremental Tranche A Term Loan, Incremental Tranche B Term Loan, Dollar Revolving Commitment Increase or Multicurrency Revolving Commitment Increase (which shall be a Business Day), (ii) the amount of any requested Borrowing, and (iii) the Type of such Borrowing under the applicable Facility so requested.

Each existing Lender (or Affiliate or Approved Fund thereof) or Eligible Assignee having, in its sole discretion, committed to a Facilities Increase (each, an “Incremental Tranche A Term Loan Lender”, an “Incremental Tranche B Term Loan Lender”, an “Incremental Dollar Revolving Lender” or an “Incremental Multicurrency Revolving Lender”, as applicable, and collectively the “Incremental Lenders”) shall agree as part of such commitment that, on the Facilities Increase Date for such Facilities Increase, on the terms and subject to the conditions set forth in its commitment therefor or otherwise agreed to as part of such commitment or set forth in this Agreement as amended in connection with such Facilities Increase, such Lender, Affiliate, Approved Fund or Eligible Assignee shall make a loan (if so requested to do so pursuant to this Agreement in the case of a Revolving Commitment Increase) in Dollars or Euros to the US Borrower or Luxembourg Borrower, as applicable, (as requested pursuant to clause (iv) above) in an amount not to exceed such Lender’s commitment to provide such Facilities Increase; provided that, only Incremental Multicurrency Revolving Lenders in connection with a Multicurrency Revolving Commitment Increase shall be required to make a Loan in Euros or to make Loans to the Luxembourg Borrower.

In the event that the existing Lenders (or Affiliate or Approved Fund thereof) or Eligible Assignee have, in their respective sole discretion, agreed to make an Incremental Tranche A Term Loan or Incremental Tranche B Term Loan available to the US Borrower, such Incremental Tranche A Term Loan or Incremental Tranche B Term Loan, as applicable, will be made available to the US Borrower in Dollars on the applicable Facilities Increase Date in an amount equal to such Incremental Tranche A Term Loan Lender’s Tranche A Term Loan Commitment or Incremental Tranche B Term Loan Lender’s Tranche B Term Loan Commitment, as applicable, therefor in effect on the applicable Facilities Increase Date. No amount of any Incremental Term Loan borrowed hereunder and then repaid or prepaid by the US Borrower may be reborrowed hereunder.

Upon each increase in the Dollar Revolving Credit Commitments pursuant to this Section 2.01(c), (i) each Dollar Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Incremental Dollar Revolving Lender in respect of such increase, and each such Incremental Dollar Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Dollar Revolving Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations hereunder in Letters of Credit and (B) participations hereunder in Swing Line Loans held by each Dollar Revolving Lender (including each such Incremental Dollar Revolving Lender) will equal the percentage of the Aggregate Dollar Revolving Credit Commitments of all Dollar Revolving Lenders represented by such Dollar Revolving Lender’s Dollar Revolving Credit Commitment and (ii) if, on the date of such increase, there are any Dollar Revolving Loans outstanding (before giving effect to such increase), such Dollar Revolving Loans shall, on or prior to the effectiveness of such Dollar Revolving Commitment Increase, be prepaid to the Lenders thereof from the proceeds of additional Dollar Revolving Loans made hereunder (reflecting such increase in Dollar Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Dollar Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05 (Funding Losses). With respect to any Dollar Revolving Commitment Increase pursuant to this Section 2.01(c), following the applicable Facilities Increase Date, the US Borrower may borrow Dollar Revolving Loans pursuant to such increased Dollar Revolving Credit Commitment, prepay Dollar Revolving Loans under Section 2.06 (Prepayments), and reborrow Dollar Revolving Loans as provided in Section 2.02 (Dollar Revolving Loans; Multicurrency Revolving Loans); provided that, all borrowings and repayments of Dollar Revolving Loans shall be made pro rata among all Series of Dollar Revolving Loans. Upon each increase in the Multicurrency Revolving Credit Commitments pursuant to this Section 2.01(c), if, on the date of such increase, there are any Multicurrency Revolving Loans outstanding, such Multicurrency Revolving Loans shall on or prior to the effectiveness of such Multicurrency Revolving Commitment Increase be prepaid from the proceeds of additional Multicurrency Revolving Loans made hereunder (reflecting such increase in Multicurrency Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Multicurrency Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 3.05 (Funding Losses). With respect to any Multicurrency Revolving Commitment Increase pursuant to this Section 2.01(c), following the applicable Facilities Increase Date, the US Borrower or the Luxembourg Borrower may borrow Multicurrency Revolving Loans pursuant to such increased Multicurrency Revolving Credit Commitment, prepay Multicurrency Revolving Loans under Section 2.06 (Prepayments), and reborrow Multicurrency Revolving Loans as provided in Section 2.02 (Dollar Revolving Loans; Multicurrency Revolving Loans); provided that, the Luxembourg Borrower may only borrow Multicurrency Revolving Loans pursuant to such increased Multicurrency Revolving Credit Commitment in Dollars or Euros in an aggregate principal amount not to exceed the Dollar Equivalent of $25,000,000; provided further that, all borrowings and repayments of Multicurrency Revolving Loans shall be made pro rata among all Series of Multicurrency Revolving Loans. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this paragraph.

All terms of and documentation entered into in respect of any Incremental Term Loans made or any Revolving Commitment Increase provided, in each case pursuant to this Section 2.01(c), shall be consistent with the Term Loans or the Revolving Credit Commitments, as the case may be (including with respect to voluntary and mandatory prepayments), other than: (i) the final maturity date of any Incremental Tranche A Term Loans or Incremental Tranche B Term Loans shall be no earlier than the Tranche A Stated Maturity Date or the Tranche B Stated Maturity Date, as applicable, (ii) the final maturity date of any Revolving Commitment Increase shall be no earlier than the Revolving Credit Maturity Date, (iii) as of any Facilities Increase Date, (a) the weighted average life of such Facilities Increase for the Tranche A Term Loan Facility shall not be shorter than the weighted average life for the existing Tranche A Term Loan and (b) the weighted average life of such Facilities Increase for the Tranche B Term Loan Facility shall not be shorter than the weighted average life for the existing Tranche B Term Loan, (iv) the amortization schedule applicable to the Incremental Term Loans shall be determined by the Borrower Representative and the Lenders thereof and (v) the interest rate applicable to the Incremental Term Loans and Revolving Commitment Increase shall be determined by the Borrower Representative and the Lenders thereof; provided that, notwithstanding anything herein to the contrary, the yield applicable to any Incremental Term Loan Facility (in each case, after giving effect to all rate floors and all fees or original issue discount payable with respect to such Incremental Facility), as reasonably determined by the Administrative Agent, shall not be greater than the applicable interest rate (including the Applicable Margin and, if applicable, all rate floors and all fees or original issue discount) payable with respect to the Tranche A Term Loan Facility or the Tranche B Term Loan Facility, as applicable (the “Applicable Existing Facility”), plus 0.50% per annum, unless (a) the interest rate with respect to the Applicable Existing Facility is increased so as to cause the then applicable interest rate under the Loan Documents for such Applicable Existing Facility to be not more than 0.50% less than the yield then applicable to such Incremental Facility (after giving effect to all rate floors and all fees or original issue discount payable with respect to such Incremental Facility) and (b) the interest rate with respect to the other existing Term Loan Facilities is increased by an amount equal to the amount of any increase in the interest rate for the Applicable Existing Facility pursuant to clause (a).

2.02 Dollar Revolving Loans; Multicurrency Revolving Loans.

(a) Subject to the terms and conditions of this Agreement, each Dollar Revolving Lender severally agrees to make, Convert and Continue Dollar Revolving Loans in Dollars to and for the US Borrower from time to time on any Business Day during the period on and from the Closing Date to the Revolving Credit Maturity Date; provided, however, that (i) any Borrowing of Dollar Revolving Loans made on the Closing Date shall be advanced as Base Rate Loans and (ii) after giving effect to any Dollar Revolving Borrowing, (x) the aggregate Outstanding Amount of all Dollar Revolving Loans, Swing Line Loans and L/C Obligations shall not exceed the Aggregate Dollar Revolving Credit Commitments, and (y) the aggregate Outstanding Amount of the Dollar Revolving Loans of any Dollar Revolving Lender, plus such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share of an amount equal to the aggregate Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Pro Rata Dollar Revolving Share of the aggregate Outstanding Amount of all Swing Line Loans, shall not exceed such Dollar Revolving Lender’s Dollar Revolving Credit Commitment; provided, further that, no more than the Dollar Equivalent of $50,000,000 (exclusive of the Existing Letters of Credit) in Dollar Revolving Credit Loans and Multicurrency Revolving Credit Loans, in the aggregate, in Dollars, may be made on the Closing Date. Within the limits of each Dollar Revolving Lender’s Dollar Revolving Credit Commitment, and subject to the other terms and conditions hereof, the US Borrower may borrow Dollar Revolving Loans under this Section 2.02(a), prepay Dollar Revolving Loans under Section 2.06 (Prepayments), and reborrow Dollar Revolving Loans under this Section 2.02(a). Dollar Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(b) Subject to the terms and conditions of this Agreement, each Multicurrency Revolving Lender severally agrees to make, Convert and Continue Multicurrency Revolving Loans in Dollars or Euros to and for the US Borrower or the Luxembourg Borrower from time to time on any Business Day during the period on and from the Closing Date to the Revolving Credit Maturity Date; provided, however, that (i) any Borrowing of Multicurrency Revolving Loans made on the Closing Date shall be advanced as Base Rate Loans and (ii) after giving effect to any Multicurrency Revolving Borrowing, (x) the aggregate Outstanding Amount of all Multicurrency Revolving Loans shall not exceed the Aggregate Multicurrency Revolving Credit Commitments, and (y) the aggregate Outstanding Amount of the Multicurrency Revolving Loans of any Multicurrency Revolving Lender, shall not exceed such Multicurrency Revolving Lender’s Multicurrency Revolving Credit Commitment; provided, further that, no more than the Dollar Equivalent of $50,000,000 (exclusive of the Existing Letters of Credit) in Multicurrency Revolving Credit Loans and Dollar Revolving Credit Loans, in the aggregate, in Dollars, may be made to the US Borrower or the Luxembourg Borrower on the Closing Date. Within the limits of each Multicurrency Revolving Lender’s Multicurrency Revolving Credit Commitment, and subject to the other terms and conditions hereof, the US Borrower and the Luxembourg Borrower may borrow Multicurrency Revolving Loans under this Section 2.02(b), prepay Multicurrency Revolving Loans under Section 2.06 (Prepayments), and reborrow Multicurrency Revolving Loans under this Section 2.02(b). Multicurrency Revolving Loans may be Base Rate Loans, Eurodollar Rate Loans or Eurocurrency Rate Loans, as further provided herein.

2.03 Borrowings, Conversions and Continuations.

(a) (i) Except as set forth in clause (ii) below with respect to Multicurrency Revolving Loans that are Eurocurrency Rate Loans, each Revolving Borrowing, the Borrowing under any Facilities Increase, each Conversion of Revolving Loans or Segments of the Term Loans, and each Continuation of Revolving Loans or Segments of the Term Loans shall be made upon the Borrower Representative’s irrevocable notice to the Administrative Agent in writing. Each such notice must be received by the Administrative Agent not later than 12:00 noon, New York time, (i) three (3) Business Days prior to the requested date of any Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans, and (ii) (A) one (1) Business Day prior to the requested date of any Borrowing of Base Rate Loans (other than with respect to any Base Rate Loan that is a Swing Line Loan) and (B) three (3) Business Days prior to the requested date of any Conversion to Base Rate Loans. Each such notice shall be given by delivery to the Administrative Agent of a written Revolving Loan Notice, Tranche A Term Loan Interest Rate Selection Notice or Tranche B Term Loan Interest Rate Selection Notice, appropriately completed and signed by a Responsible Officer (unless such Revolving Loan Notice is being delivered by the Swing Line Lender pursuant to Section 2.05(c) (Refinancing of Swing Line Loans) or by the Administrative Agent on behalf of the L/C Issuer pursuant to Section 2.04(c)(i) (Drawings and Reimbursements; Funding of Participations)). Each Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $500,000 in excess thereof. Except as provided in Sections 2.04(c) (Drawings and Reimbursements; Funding of Participations) and 2.05(c) (Refinancing of Swing Line Loans), each Borrowing of or Conversion to Base Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Dollar Revolving Loan Notice shall be substantially in the form of Exhibit A-1 (Form of Dollar Revolving Loan Notice) attached hereto, each Multicurrency Revolving Loan Notice shall be substantially in the form of Exhibit A-2 (Form of Multicurrency Revolving Loan Notice) attached hereto, each Tranche A Term Loan Interest Rate Selection Notice shall be substantially in the form of Exhibit A-3 (Form of Tranche

A Term Loan Interest Rate Selection Notice) attached hereto and each Tranche B Term Loan Interest Rate Selection Notice shall be substantially in the form of Exhibit A-4 (Form of Tranche B Term Loan Interest Rate Selection Notice) attached hereto. If the Borrower Representative fails to specify a Type of Revolving Loan in a Dollar Revolving Loan Notice or Multicurrency Revolving Loan Notice or Type of Segment in a Tranche A Term Loan Interest Rate Selection Notice or Tranche B Term Loan Interest Rate Selection Notice, or if the Borrower Representative fails to give a timely notice requesting a Conversion or Continuation, then the applicable Revolving Loans and Segments of the Term Loans shall, subject to the last sentence of this Section 2.03(a)(i), be made or Continued as, or Converted to, Base Rate Loans. Any such automatic Conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect. If no timely notice of a Conversion or Continuation is provided by the Borrower Representative, the Administrative Agent shall notify each applicable Lender of the details of any automatic Conversion to Base Rate Loans. If the Borrower Representative requests a Borrowing of, Conversion to, or Continuation of Eurodollar Rate Loans in any such Dollar Revolving Loan Notice, Multicurrency Revolving Loan Notice, Tranche A Term Loan Interest Rate Selection Notice or Tranche B Term Loan Interest Rate Selection Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(ii) Each Borrowing of Multicurrency Revolving Loans that are Eurocurrency Rate Loans and each Continuation of such Eurocurrency Rate Loans shall be made upon the Borrower Representative’s irrevocable notice to the Administrative Agent in writing. Each such notice must be received by the Administrative Agent not later than 9:00 a.m., New York time three (3) Business Days prior to the requested date of any Borrowing or Continuation of such Eurocurrency Rate Loans. Each Borrowing of or Continuation of such Eurocurrency Rate Loans shall be in a principal amount that is not less than the Minimum Eurocurrency Borrowing Amount. If the Borrower Representative fails to provide a timely notice of Continuation, then the applicable Eurocurrency Rate Loans, subject to the last sentence of this Section 2.03(a)(ii), will be made or Continued as Eurocurrency Rate Loans having an Interest Period of one month, effective, in the case of any Continuation, as of the last day of the Interest Period then in effect. If the Borrower Representative requests a Borrowing of, or Continuation of Eurocurrency Rate Loans in any such Multicurrency Revolving Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(b) (i) Following receipt of a Dollar Revolving Loan Notice, the Administrative Agent shall promptly notify each Dollar Revolving Lender of its Pro Rata Dollar Revolving Share of the applicable Dollar Revolving Loans. Each Dollar Revolving Lender shall make the amount of its Dollar Revolving Loan available to the Administrative Agent in Same Day Funds in Dollars at the Administrative Agent’s Office not later than (x) 2:00 p.m., New York time, on the date of a Dollar Revolving Borrowing for the account of the L/C Issuer pursuant to Section 2.04(c)(ii) (Drawings and Reimbursements; Funding of Participations), or (y) 2:00 p.m., New York time, in all other cases, on the Business Day specified in the applicable Dollar Revolving Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) (and, if such Borrowing is the initial Credit Extension, Section 4.01 (Conditions Precedent to Initial Credit Extensions)), the Administrative Agent shall make all funds so received available to the US Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the US Borrower; provided that, if, on the date of the Dollar Revolving Borrowing, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such Swing Line Loans, second, to the payment in full of any such L/C Borrowings, and third, to the US Borrower as otherwise provided above.

(ii) Following receipt of a Multicurrency Revolving Loan Notice, the Administrative Agent shall promptly notify each Multicurrency Revolving Lender of its Pro Rata Multicurrency Revolving Share of the applicable Multicurrency Revolving Loans. Each Multicurrency Revolving Lender shall make the amount of its Multicurrency Revolving Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than (x) 2:00 p.m., New York time on the date of a Multicurrency Revolving Borrowing in Dollars and (y) 9:00 a.m., New York time on the date of a Multicurrency Revolving Borrowing in Euros. Upon satisfaction of the applicable conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) (and, if such Borrowing is the initial Credit Extension, Section 4.01 (Conditions Precedent to Initial Credit Extensions)), the Administrative Agent shall make all funds so received available to the US Borrower or the Luxembourg Borrower, as applicable, in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower Representative.

(c) Except as otherwise provided herein, a Eurodollar Rate Loan or a Eurocurrency Rate Loan may be Continued or Converted only on the last day of the Interest Period for such Loan. During the existence of a Default or Event of Default, (i) no Dollar Revolving Loan may be requested as, Converted into or Continued as a Eurodollar Rate Loan without the consent of the Required Dollar Revolving Lenders, (ii) no Multicurrency Revolving Loan may be requested as, Converted into or Continued as a Eurodollar Rate Loan or Eurocurrency Rate Loan without the consent of the Required Multicurrency Revolving Lenders, (iii) no Segment of the Tranche A Term Loans may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche A Term Loan Lenders, (iv) no Segment of the Tranche B Term Loans (except for Tranche B1 Term Loans) may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche B Term Loan Lenders and (v) no Segment of the Tranche B1 Term Loans may be Converted into or Continued as a Eurodollar Rate Segment without the consent of the Required Tranche B1 Term Loan Lenders.

(d) The Administrative Agent shall promptly notify the Borrower Representative and the applicable Lenders of the interest rate applicable to any Eurodollar Rate Loan or any Eurocurrency Rate Loan, as the case may be, upon determination of such interest rate. The determination of the Eurodollar Rate or the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

(e) After giving effect to all Dollar Revolving Borrowings, all Conversions of Dollar Revolving Loans from one Type to the other, and all Continuations of Dollar Revolving Loans as the same Type, there shall not be more than seven Interest Periods in effect with respect to Dollar Revolving Loans.

(f) After giving effect to all Multicurrency Revolving Borrowings, all Conversions of Multicurrency Revolving Loans from one Type to the other, and all Continuations of Multicurrency Revolving Loans as the same Type, there shall not be more than seven Interest Periods in effect with respect to Multicurrency Revolving Loans.

(g) After giving effect to the Borrowings under the Term Loan Facilities, all Conversions of Segments of the Term Loans from one Type to the other, and all Continuations of Segments of the Term Loans as the same Type, there shall not be more than eight Interest Periods in effect with respect to Segments of the Term Loans.

2.04 Letters of Credit.

(a) The Letter of Credit Commitment.

(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Dollar Revolving Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit in Dollars, Euros or Pounds Sterling for the account of the US Borrower or the account of any of the US Borrower’s Subsidiaries, and to renew Letters of Credit previously issued by it, in accordance with clause (b) below, and (2) to honor drafts under the Letters of Credit previously issued by it; and (B) the Dollar Revolving Lenders severally agree to risk participate in Letters of Credit issued for the account of the US Borrower or the account of any of the US Borrower’s Subsidiaries; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Dollar Revolving Lender shall be obligated to risk participate in, any Letter of Credit if as of the date of such proposed L/C Credit Extension, after giving effect to such L/C Credit Extension, (x) the aggregate Outstanding Amount of all Dollar Revolving Loans, Swing Line Loans and L/C Obligations would exceed the Aggregate Dollar Revolving Credit Commitments, and (y) the aggregate Outstanding Amount of the Dollar Revolving Loans of any Dollar Revolving Lender, plus such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share of the Outstanding Amount of all L/C Obligations, plus such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share of the Outstanding Amount of all Swing Line Loans would exceed such Dollar Revolving Lender’s Dollar Revolving Credit Commitment, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit and, for the avoidance of doubt, for each L/C Issuer individually, giving effect to the proviso set forth in the definition of Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the US Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the US Borrower may, from the Closing Date until the Letter of Credit Expiration Date, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

(B) subject to Section 2.04(b)(iii) (Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit), the expiry date of such requested Letter of Credit would occur more than twelve (12) months after the date of issuance or last renewal, unless the Required Dollar Revolving Lenders have approved such expiry date;

(C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Dollar Revolving Lenders have approved such expiry date; or

(D) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer.

(iii) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(iv) Notwithstanding anything in this Agreement to the contrary, (A) no L/C Issuer shall be required to issue, amend, extend or renew any Letter of Credit issued by it if, after giving effect to such issuance, amendment, extension or renewal, the aggregate face amount of all Letters of Credit issued by such L/C Issuer would exceed the Dollar Equivalent of $35,000,000 and (B) in no event shall Barclays or any of its Affiliates, in their respective capacities as L/C Issuers, be required to issue commercial Letters of Credit under this Agreement.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the US Borrower delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the US Borrower (or if the applicable L/C Issuer has agreed to electronic delivery of Letter of Credit Applications, with electronic signature delivered pursuant to a secured system acceptable to the L/C Issuer). Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 1:00 p.m., New York time, at least two (2) Business Days (or such later time on such date as such L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the applicable L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as such L/C Issuer may reasonably require.

(ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent in writing that the Administrative Agent has received a copy of such Letter of Credit Application from the US Borrower and, if not, such L/C Issuer will provide the Administrative Agent in writing with a copy thereof. Upon receipt by the applicable L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted under Section 2.04(a)(i) (The Letter of Credit Commitment) in terms of any additional L/C Obligations created thereby (unless otherwise agreed among the

Administrative Agent and the applicable L/C Issuer), then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the US Borrower or the account of any of the US Borrower’s Subsidiaries or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Dollar Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share times the amount of such Letter of Credit.

(iii) If the US Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the applicable L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the US Borrower shall not be required to make a specific request to such L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Dollar Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the renewal of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such renewal if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof, or (B) it has received notice (which must be in writing) on or before the day that is two Business Days before the Nonrenewal Notice Date from the Administrative Agent, any Dollar Revolving Lender or the US Borrower that one or more of the applicable conditions specified in Section 4.02 (Conditions Precedent to Each Credit Extension) is not then satisfied. Notwithstanding anything to the contrary contained herein, the applicable L/C Issuer shall have no obligation to permit the renewal of any Auto-Renewal Letter of Credit at any time, and in no event shall the expiry date of any Auto-Renewal Letter of Credit after any renewal as described herein occur after the Letter of Credit Expiration Date, unless all the Dollar Revolving Lenders have approved such expiry date.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the US Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon any drawing under any Letter of Credit, the applicable L/C Issuer shall notify the US Borrower and the Administrative Agent thereof. If (A) such notice is given before 11:00 a.m., New York time, on the day of any payment by an L/C Issuer under a Letter of Credit (each such payment date, an “Honor Date”), not later than 2:00 p.m., New York time, on such Honor Date, the US Borrower shall reimburse such L/C Issuer in an amount equal to the amount of such drawing in Dollars in Same Day Funds or (B) such notice is given after 11:00 a.m., New York time, on the Honor Date, not later than 11:00 a.m., New York time, on the next Business Day following such Honor Date, the US Borrower shall reimburse such L/C Issuer in an amount equal to the amount of such drawing in Dollars in Same Day Funds. If the US Borrower fails to so reimburse such L/C Issuer by such time, such L/C Issuer shall promptly notify the

Administrative Agent and, promptly upon receipt of such notice from such L/C Issuer, the Administrative Agent shall notify each Dollar Revolving Lender of the Honor Date, the amount of the then unpaid Reimbursement Obligation (the “Unreimbursed Amount”), such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share thereof and, in accordance with the following sentence and Section 2.04(c)(ii) (Drawings and Reimbursements; Funding of Participations), whether a Swing Line Borrowing or a Dollar Revolving Borrowing will be made to repay the Unreimbursed Amount or whether, pursuant to Section 2.04(c)(iii) (Drawings and Reimbursements; Funding of Participations), an L/C Borrowing in the amount of the Unreimbursed Amount shall be deemed incurred by the US Borrower and that each Dollar Revolving Lender shall participate in such L/C Borrowing in accordance with its Pro Rata Dollar Revolving Share. In such event, the US Borrower shall be deemed to have requested a Swing Line Borrowing, without regard to the minimum and multiples and times of day for notice specified in Section 2.05 (Swing Line Loans), or, if the Unreimbursed Amount is greater than the amount available for Swing Line Borrowings under the Swing Line Sublimit, a Dollar Revolving Borrowing, without regard to the minimum and multiples and times of day for notice specified in Section 2.03 (Borrowings, Conversions and Continuations), to be disbursed on the Honor Date in an amount equal to the Dollar Equivalent of the Unreimbursed Amount, but subject, in each case, to the amount of the unutilized portion of the Aggregate Dollar Revolving Credit Commitments, and the conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) (other than the delivery of a Dollar Revolving Loan Notice). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.04(c)(i) shall constitute a notice under Section 2.05(b) (Borrowing Procedures) or a Dollar Revolving Loan Notice, respectively, and must be given in writing; provided that the lack of such prompt confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) The Swing Line Lender, if a Swing Line Borrowing can be made as determined by the Administrative Agent pursuant to Section 2.05 (Swing Line Loans), shall make funds available to the Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent’s Office in an amount equal to the Dollar Equivalent of the Unreimbursed Amount, not later than 3:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent. In the event the Administrative Agent determines that a Swing Line Borrowing is not so available and, in the alternative, pursuant to Section 2.04(c)(i) (Drawings and Reimbursements; Funding of Participations), a Dollar Revolving Borrowing or an L/C Borrowing is to be made, each Dollar Revolving Lender (including the Dollar Revolving Lender acting as the L/C Issuer with respect to such Letter of Credit) shall upon receipt of any notice from the Administrative Agent pursuant to Section 2.04(c)(i) (Drawings and Reimbursements; Funding of Participations) make funds in Dollars available to the Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent’s Office in the amount equal to its Pro Rata Dollar Revolving Share of the Dollar Equivalent of the Unreimbursed Amount not later than 3:00 p.m., New York time, on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(c)(iii) (Drawings and Reimbursements; Funding of Participations), each Dollar Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the US Borrower in such amount. The Administrative Agent shall remit the funds so received from either the Swing Line Lender or the Dollar Revolving Lenders, as applicable, to the applicable L/C Issuer.

(iii) With respect to the Dollar Equivalent of any Unreimbursed Amount that is not fully refinanced by a Borrowing because the conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) cannot be satisfied or for any other reason, the US Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Dollar Equivalent of the Unreimbursed Amount that is not so refinanced by a

Borrowing, which L/C Borrowing shall be due and payable on demand (together with accrued interest thereon) and shall bear interest at the Default Rate. In such event, each Dollar Revolving Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.04(c)(ii) (Drawings and Reimbursements; Funding of Participations) shall be deemed payment in respect of its risk participation in such L/C Borrowing and shall constitute an L/C Advance from such Dollar Revolving Lender in satisfaction of its risk participation obligation in such L/C Borrowing under this Section 2.04.

(iv) Until each Dollar Revolving Lender funds its Dollar Revolving Loan or L/C Advance pursuant to Section 2.04(c)(ii) (Drawings and Reimbursements; Funding of Participations) to reimburse the applicable L/C Issuer for any Unreimbursed Amount drawn under any Letter of Credit or to fund its participation therein, as the case may be, interest in respect of such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share of such amount shall be solely for the account of such L/C Issuer.

(v) Each Dollar Revolving Lender’s obligation to make Dollar Revolving Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Dollar Revolving Lender may have against such L/C Issuer, the US Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, (C) the issuance of the applicable Letter of Credit at the request of a Guarantor as agent for the US Borrower pursuant to Section 2.04(n) (Requests for Issuances of Letters of Credit by Guarantors) or (D) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Dollar Revolving Lender’s obligation to make Dollar Revolving Loans, and the Swing Line Lender’s obligation to make Swing Line Loans, pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) (other than the delivery of a Dollar Revolving Loan Notice or Swing Line Loan Notice). Any such reimbursement with the proceeds of Dollar Revolving Loans or L/C Advances shall not relieve or otherwise impair the obligation of the US Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Dollar Revolving Lender fails to make available to the Administrative Agent for the account of an L/C Issuer any amount required to be paid by such Dollar Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(ii), the applicable L/C Issuer shall be entitled to recover from such Dollar Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Federal Funds Rate for three (3) Business Days and thereafter at a rate per annum equal to the Default Rate. A certificate of the applicable L/C Issuer submitted to any Dollar Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.04(c) shall be conclusive absent manifest error.

(d) Repayment of Participations.

(i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Dollar Revolving Lender such Dollar Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.04(c) (Drawings and Reimbursements; Funding of Participations), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the US Borrower or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), or any payment of interest thereon, the Administrative Agent will distribute to such Dollar Revolving Lender the amount of its Pro Rata Dollar Revolving Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of an L/C Issuer in respect of any drawing on any Letter of Credit is required to be returned (including pursuant to any settlement entered into by the Administrative Agent or such L/C Issuer in its discretion), each Dollar Revolving Lender shall pay to the Administrative Agent for the account of the applicable L/C Issuer its Pro Rata Dollar Revolving Share of such amount on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Dollar Revolving Lender, at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect, and such payment by each Dollar Revolving Lender shall be deemed to be its L/C Advance in such amount pursuant to Section 2.04(c)(iii) (Drawings and Reimbursements; Funding of Participations).

(e) Obligations Absolute. The obligation of the US Borrower to reimburse each L/C Issuer for each drawing under each Letter of Credit, and to repay each L/C Borrowing, shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that the US Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the US Borrower.

The US Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the US Borrower’s instructions or other irregularity, the US Borrower will immediately notify the applicable L/C Issuer. The US Borrower shall be conclusively deemed to have waived any such claim against an L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of L/C Issuer. Each Lender and the US Borrower agree that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Neither any L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders, Dollar Revolving Lenders, Required Dollar Revolving Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The US Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the US Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Neither any L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.04(e) (Obligations Absolute); provided, however, that anything in such clauses (i) through (v) to the contrary notwithstanding, the US Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the US Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, special, punitive or exemplary, damages suffered by the US Borrower which the US Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, any L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Cash Collateral. (i) Upon the request of the Administrative Agent, if an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date or the Revolving Credit Maturity Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the US Borrower shall immediately Cash Collateralize the Outstanding Amount of all L/C Obligations plus the Letter of Credit fees payable with respect to such Letter of Credit (calculated at the Applicable Margin with respect to Dollar Revolving Loans that are Eurodollar Rate Loans then in effect for the period from the date of such cash collateralization until the expiry date of such Letter of Credit). The Administrative Agent may, from time to time after such funds are deposited in any Cash Collateral Account, apply funds then held in such Cash Collateral Account to the payment of any amounts, in accordance with Section 2.13(h) (Payments Generally), as shall have become or shall become due and payable by the US Borrower to the L/C Issuers or Lenders in respect of the L/C Obligations. The Administrative Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application.

(h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the US Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce as Publication No: 600 (or such later version thereof as may be in effect at the time of issuance) shall apply to each commercial Letter of Credit.

(i) Letter of Credit Fees. The US Borrower shall pay to the Administrative Agent in Dollars for the account of each Dollar Revolving Lender in accordance with its Pro Rata Dollar Revolving Share a Letter of Credit fee (for each day such Letter of Credit remains in effect) for each Letter of Credit, equal to the (x) Applicable Margin for Dollar Revolving Loans that are Eurodollar Rate Loans multiplied by (y) the Dollar Equivalent of the daily maximum amount available to be drawn under such Letter of Credit (each such Letter of Credit fee being referred to herein as a “Letter of Credit Fee”). Such fee for each Letter of Credit shall be calculated as of each Quarterly Fee Calculation Date, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date, and shall be due and payable on the respective Quarterly Fee Payment Date for each such Quarterly Fee Calculation Date and on the Letter of Credit Expiration Date. If there is any change in the Applicable Margin with respect to Dollar Revolving Loans that are Eurodollar Rate Loans during any quarter, the actual daily amount of each Letter of Credit shall be computed and multiplied by the Applicable Margin with respect to Dollar Revolving Loans that are Eurodollar Rate Loans separately for each period during such quarter that such Applicable Margin was in effect.

(j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The US Borrower shall pay directly to the applicable L/C Issuer for its own account a fronting fee (for each day such Letter of Credit remains in effect) for each Letter of Credit in an amount equal to 1/8 of 1% (0.125%) per annum on Dollar Equivalent of the daily maximum amount available to be drawn thereunder, due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Letter of Credit Expiration Date. In addition, the US Borrower shall pay directly to the applicable L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such fees and charges are due and payable on demand and are nonrefundable.

(k) Conflict with Letter of Credit Application. In the event of any conflict between the terms of this Agreement and the terms of any Letter of Credit Application, the terms of this Agreement shall control.

(l) Letter of Credit Report. On each date that an L/C Credit Extension is outstanding with respect to any Letter of Credit of such L/C Issuer, each L/C Issuer shall deliver to the Administrative Agent a report in the form of Exhibit G (Form of Letter of Credit Report) hereto, appropriately completed with the respective information for every Letter of Credit of such L/C Issuer (or, if acceptable to the applicable L/C Issuer, the electronic equivalent thereof containing substantially the same information).

(m) Existing Letters of Credit. Schedule 2.04(m) (Existing Letters of Credit) contains a schedule of certain letters of credit issued prior to the Closing Date (the “Existing Letters of Credit”) by the issuers specified opposite each such letter of credit for the account of the US Borrower or the applicable Subsidiary of the US Borrower as specified on such Schedule 2.04(m) (Existing Letters of Credit). On the Closing Date (i) such Existing Letters of Credit, to the extent outstanding, shall be automatically and without further action by the parties thereto converted to Letters of Credit issued pursuant to this Section 2.04 for the account of the US Borrower or the account of any of the US Borrower’s Subsidiaries and subject to the provisions hereof, and for this purpose the fees specified in this Section 2.04 shall be payable (in substitution for any fees set forth in the applicable letter of credit reimbursement agreements or applications relating to such Existing Letters of Credit) as if such Existing Letters of Credit had been issued on the Closing Date, (ii) the face amount of such Existing Letters of Credit shall be included in the calculation of L/C Obligations and (iii) all liabilities of the US Borrower or any of its Subsidiaries, as the case may be, with respect to such Existing Letters of Credit shall constitute Obligations. No Existing Letters of Credit converted in accordance with this clause (m) shall be amended, extended or renewed without the prior written consent of the Administrative Agent.

(n) Requests for Issuances of Letters of Credit by Guarantors. Notwithstanding anything to the contrary in this Section 2.04 (Letters of Credit),

(i) The US Borrower hereby appoints each Guarantor (and confirms to each Agent, each Lender, each L/C Issuer and each other Person party to this Agreement that such Guarantors have been duly appointed) to act as agent for the US Borrower for purposes of (A) requesting the issuance of Letters of Credit, (B) executing and delivering Letter of Credit Applications, (C) reimbursing the applicable L/C Issuer for drawings under such Letters of Credit and (D) taking any other action or receiving any communication on behalf of the US Borrower in connection with such Letters of Credit.

(ii) Each of the Lenders, the L/C Issuers and the Administrative Agent shall be entitled to deal with any Guarantor as agent for the US Borrower in connection with Letters of Credit issued at the request of such Guarantor as provided in this Section 2.04 (Letters of Credit) and to rely on any instructions or other communications from each Guarantor as agent for the US Borrower with respect to any Letter of Credit issued at the request of such Guarantor. In furtherance of the foregoing, it is expressly understood and agreed by the US Borrower that the Administrative Agent, each Lender and each L/C Issuer are authorized and directed to accept, honor and rely on instructions and requests made by such Guarantors in respect of Letters of Credit, subject to the limitations of this Agreement.

(iii) None of the Lenders, the L/C Issuers or the Agents shall have any responsibility to the US Borrower or any other Loan Party for dealing with any Guarantor as provided in this Section 2.04(n) and the Obligations of the US Borrower and each of the other Loan Parties to the Lenders, the L/C Issuers and each of the Agents shall not be affected by any matter relating to acts or omissions of the Guarantors relating to requests for Letters of Credit, the L/C Obligations or otherwise as agent for the US Borrower hereunder. Notwithstanding the appointment of the Guarantors as agent for the US Borrower hereunder with respect to Letters of Credit, each Agent, each L/C Issuer and the Lenders shall in their sole discretion be entitled to deal directly with the US Borrower with respect to any Letter of Credit issued hereunder at the request of any Guarantor for all purposes of the Loan Documents.

(iv) The US Borrower hereby acknowledges and agrees that (A) all Reimbursement Obligations, all L/C Obligations and any other Obligations in respect of any Letters of Credit shall be Obligations of the US Borrower, irrespective of whether the US Borrower requested the issuance of such Letter of Credit directly or such Letter of Credit was issued at the request of a Guarantor as its agent and such Obligations shall be absolute, unconditional and irrevocable as provided in Section 2.04(e) (Obligations Absolute) and (B) all such Letters of Credit issued at the request of any Guarantor acting as agent for the US Borrower shall be deemed to be issued for the account of the US Borrower.

(o) Notwithstanding anything to the contrary contained in this Agreement, no L/C Issuer shall be required to issue, renew, extend or amend any Letter of Credit at any time a Dollar Revolving Lender is a Defaulting Lender, unless the conditions of Section 2.16(c) (Defaulting Lenders) have been satisfied.

2.05 Swing Line Loans.

(a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees to make loans (each such loan, a “Swing Line Loan”) in Dollars, to the US Borrower from time to time on any Business Day during the period from the Closing Date to the Revolving Credit Maturity Date in an aggregate amount not to exceed the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the aggregate Outstanding Amount of Dollar Revolving Loans and the Swing Line Lender’s Pro Rata Dollar Revolving Share (in its capacity as a Dollar Revolving Lender) of L/C Obligations may exceed the amount of such Swing Line Lender’s Dollar Revolving Credit Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the aggregate Outstanding Amount of all Dollar Revolving Loans, Swing Line Loans, and L/C Obligations, shall not exceed the Aggregate Dollar Revolving Credit Commitments, and (ii) the aggregate Outstanding Amount of the Dollar Revolving Loans of any Dollar Revolving Lender other than the Swing Line Lender, plus such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share of an amount equal to 103% of the Outstanding Amount of all L/C Obligations, plus such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Dollar Revolving Lender’s Dollar Revolving Credit Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the US Borrower may borrow Swing Line Loans under this Section 2.05, prepay Swing Line Loans under Section 2.06 (Prepayments), and reborrow Swing Line Loans under this Section 2.05. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Dollar Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share times the amount of the Swing Line Loan; provided, however, that such Dollar Revolving Lender shall not be required to fund such risk participation except as provided in clause (c)(iii) below. Notwithstanding anything to the contrary contained in this Section 2.05 (Swing Line Loans), the Swing Line Lender shall not be obligated to make any Swing Line Loans at a time when a Dollar Revolving Lender is a Defaulting Lender, unless the conditions of Section 2.16(c) (Defaulting Lenders) have been satisfied.

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the US Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent in writing. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:00 p.m., New York time on the requested Borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $300,000 and integral multiples of $100,000 in excess thereof, and (ii) the requested Borrowing date, which shall be a Business Day. Each such notice shall be given by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer. Unless the Swing Line Lender has received notice in writing from the Administrative Agent (including at the request of any Dollar Revolving Lender) prior to (x) 2:00 p.m., New York time, in the case of Swing Line Loans to reimburse an L/C Issuer in respect of drawings under Letters of Credit, or (y) 4:30 p.m., New York time, in all other cases, on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.05(a) (The Swing Line), or (B) that one or more of the applicable conditions specified in Section 4.02 (Conditions Precedent to Each Credit Extension) is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than (x) 3:00 p.m., New York time, in the case of Swing Line Loans to reimburse an L/C Issuer in respect of drawings under Letters of Credit, or (y) 5:00 p.m., New York time, in all other cases, on the Borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the US Borrower by wire transfer of such funds, in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the US Borrower.

(c) Refinancing of Swing Line Loans.

(i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the US Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that a Dollar Revolving Loan be made in an amount equal to the then Outstanding Amount of Swing Line Loans, and such request by the Swing Line Lender shall constitute a Dollar Revolving Loan Notice. Such request shall be made in accordance with the requirements of Section 2.03 (Borrowings, Conversions and Continuations), without regard to the minimum and multiples specified therein for the principal amount of Dollar Revolving Loans, but subject to the unutilized portion of the Aggregate Dollar Revolving Credit Commitments, and the conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension). Each Dollar Revolving Lender shall make an amount equal to its Pro Rata Dollar Revolving Share of the amount specified in such Dollar Revolving Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 2:00 p.m., New York time, on the Business Day specified in such Dollar Revolving Loan Notice, whereupon, subject to Section 2.05(c)(ii) (Refinancing of Swing Line Loans), each Dollar Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the US Borrower in such amount. The Administrative Agent shall remit the funds so received from the Dollar Revolving Lenders to the Swing Line Lender. The Administrative Agent shall promptly notify the US Borrower of the making of a Dollar Revolving Loan pursuant to this Section 2.05(c)(i), provided that the lack of such prompt notification shall in no way affect the making, validity or status of such Dollar Revolving Loan.

(ii) If for any reason any Dollar Revolving Borrowing cannot be requested in accordance with Section 2.05(c)(i) (Refinancing of Swing Line Loans) or any Swing Line Loan cannot be refinanced by such a Dollar Revolving Borrowing, the Dollar Revolving Loan Notice submitted by the Swing Line Lender shall be deemed to be a request by the Swing Line Lender that each of the Dollar Revolving Lenders fund its risk participation in the amount of the relevant Swing Line Loan and each Dollar Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.05(c)(i) (Refinancing of Swing Line Loans) shall be deemed payment in respect of such risk participation in the amount of such Swing Line Loan.

(iii) If any Dollar Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Dollar Revolving Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(i) (Refinancing of Swing Line Loans), the Swing Line Lender shall be entitled to recover from such Dollar Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Federal Funds Rate for three Business Days and thereafter at a rate per annum equal to the Default Rate. A certificate of the Swing Line Lender submitted to any Dollar Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.05(c) shall be conclusive absent manifest error.

(iv) Each Dollar Revolving Lender’s obligation to make Dollar Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Dollar Revolving Lender may have against the Swing Line Lender, the US Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Dollar Revolving Lender’s obligation to make Dollar Revolving Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) (other than the delivery by the US Borrower of a Dollar Revolving Loan Notice). Any such purchase of risk participations by each Dollar Revolving Lender from the Swing Line Lender shall not relieve or otherwise impair the obligation of the US Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations.

(i) At any time after any Dollar Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute in Dollars to such Dollar Revolving Lender its Pro Rata Dollar Revolving Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Dollar Revolving Lender’s risk participation was outstanding and funded).

(ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender, each Dollar Revolving Lender shall pay to the Swing Line Lender in Dollars its Pro Rata Dollar Revolving Share of such amount on demand of the Administrative Agent, plus accrued and unpaid interest thereon from the date of such demand to the date such amount is returned (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), at a rate per annum equal to the applicable Federal Funds Rate. The Administrative Agent will make such demand only upon the request of the Swing Line Lender.

(e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the US Borrower for interest on the Swing Line Loans. Until each Dollar Revolving Lender funds its Dollar Revolving Loan or risk participation pursuant to this Section 2.05, interest in respect of such Dollar Revolving Lender’s Pro Rata Dollar Revolving Share shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. The US Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.06 Prepayments.

(a) Optional Prepayments of Dollar Revolving Loans and Multicurrency Revolving Loans.

(i) Except as set forth in clause (ii) below with respect to Multicurrency Revolving Loans that are Eurocurrency Rate Loans, the Borrowers may, upon irrevocable written notice from the Borrower Representative to the Administrative Agent, substantially in the form of Exhibit L hereto (a “Prepayment Notice”), at any time or from time to time voluntarily prepay

Revolving Loans in whole or in part without premium or penalty; provided that (A) such Prepayment Notice must be received by the Administrative Agent not later than 12:00 noon, New York time, (I) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (II) one (1) Business Day prior to any date of prepayment of Base Rate Loans (other than Swing Line Loans); (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of not less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans (other than Swing Line Loans) shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each such Prepayment Notice shall be from a Responsible Officer of the Borrower Representative and shall specify the date and amount of such prepayment and the Type(s) of Revolving Loans to be prepaid. The Administrative Agent will promptly notify each Revolving Lender of its receipt of each such Prepayment Notice, and of such Revolving Lender’s Pro Rata Dollar Revolving Share or Pro Rata Multicurrency Revolving Share, as applicable, of such prepayment. If such Prepayment Notice is given by the Borrower Representative, the Borrowers shall make such prepayment and the payment amount specified in such Prepayment Notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued and unpaid interest thereon, together with any additional amounts required pursuant to Section 3.05 (Funding Losses). Each such prepayment shall be applied to the Revolving Loans of the Revolving Lenders in accordance with their respective Pro Rata Dollar Revolving Shares and Pro Rata Multicurrency Revolving Shares.

(ii) The Borrowers may, upon irrevocable written notice from the Borrower Representative to the Administrative Agent pursuant to a Prepayment Notice, at any time or from time to time voluntarily prepay Multicurrency Revolving Loans that are Eurocurrency Rate Loans, in whole or in part, without premium or penalty; provided that (A) such Prepayment Notice must be received by the Administrative Agent not later than 9:00 a.m., New York time three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) any prepayment of Eurocurrency Rate Loans shall be in a principal amount in Euros that is not less than the Minimum Eurocurrency Borrowing Amount or, if less, the amount outstanding thereunder or such other amount as may be agreed to by the Administrative Agent and the Borrower Representative. Each such Prepayment Notice shall specify the date and amount of such prepayment and shall be in writing from a Responsible Officer of the Borrower Representative. The Administrative Agent will promptly notify each Revolving Lender of its receipt of each such Prepayment Notice. If such Prepayment Notice is given by the Borrower Representative, the Borrowers shall make such prepayment and the payment amount specified in such Prepayment Notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued and unpaid interest thereon, together with any additional amounts required pursuant to Section 3.05 (Funding Losses).

(b) Optional Prepayment of the Term Loans.

(i) In addition to the required payments of principal of the Term Loans set forth in Sections 2.08 (d)-(e) (Repayment of Loans) and any mandatory prepayments of principal of the Term Loans effected under clause (e) below, the US Borrower may, upon irrevocable written notice to the Administrative Agent pursuant to a Prepayment Notice, voluntarily prepay the Term Loans in whole or in part from time to time on any Business Day, without penalty or premium, except as provided in clauses (b)(iv) and (b)(v) below; provided that (i) such Prepayment Notice must be received by the Administrative Agent not later than 12:00 noon, New York time, three (3) Business Days prior to any date of prepayment of such Loans, (ii) any prepayment of Eurodollar Rate Loans shall be in a principal amount of not less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or in the entire remaining principal balance of the Term Loan), (iii) any prepayment of Base Rate Loans shall be in a principal amount of not less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or in the entire remaining principal balance of the Term Loan), and (iv) any partial prepayment will be applied to reduce the remaining installments of the outstanding principal amount of the Term Loans in the manner described below. Each such Prepayment Notice shall be from a Responsible Officer of the US Borrower and shall specify the date and amount of such prepayment, and the amount of such prepayment shall be applied, at the US Borrower’s option, (i) to reduce in direct order of maturity the next four (4) scheduled amortization payments of the Tranche A Term Loans, Tranche B Term Loans (except for Tranche B1 Term Loans) and/or Tranche B1 Term Loans (as the US Borrower may elect) due pursuant to Sections 2.08(d) and (e) and thereafter on a pro rata basis to reduce the scheduled remaining amortization payments of the Tranche A Term Loans, Tranche B Term Loans (except for Tranche B1 Term Loans) and/or Tranche B1 Term Loans (as the US Borrower shall elect), as applicable, based on the amount of each such remaining scheduled amortization payment, pursuant to Sections 2.08(d) and (e), or (ii) to scheduled amortization payments pursuant to Sections 2.08(d) and (e) and the payment at final maturity on a pro rata basis of the Tranche A Term Loans, Tranche B Term Loans (except for Tranche B1 Term Loans) and/or Tranche B1 Term Loans (as the US Borrower shall elect). The Administrative Agent will promptly notify each applicable Lender of its receipt of each such Prepayment Notice, and such Lender’s Pro Rata Tranche A Term Share, Pro Rata Tranche B Term Share and/or Pro Rata Tranche B1 Term Share, as applicable, of such prepayment (calculated in accordance with the first sentence of this clause (b)). If such Prepayment Notice is given by the US Borrower, the US Borrower shall make such prepayment and the payment amount specified in such Prepayment Notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued and unpaid interest thereon, together with any additional amounts required pursuant to Section 3.05 (Funding Losses).

(ii) Notwithstanding any other provision of this Agreement, the US Borrower or its applicable Subsidiary may at any time voluntarily prepay the entire remaining principal balance of any Local Credit Facility without penalty or premium. No prepayment in whole of any Local Credit Facility pursuant to this Section 2.06(b)(ii) shall require any pro rata prepayment of the Term Loans (or of any other remaining Local Credit Facility) pursuant to this Agreement.

(iii) Below-Par Purchases. Notwithstanding anything to the contrary contained in this Section 2.06(b) or any other provision of this Agreement and without otherwise limiting the rights in respect of prepayments of the Loans of the US Borrower and its Subsidiaries, so long as no Default or Event of Default has occurred and is continuing, the US Borrower may repurchase outstanding Term Loans pursuant to this Section 2.06(b)(iii) on the following basis:

(u) the US Borrower may make one or more offers (each, an “Offer”) to repurchase all or any portion of the Tranche A Term Loans, Tranche B Term Loans (except for Tranche B1 Term Loans) and Tranche B1 Term Loans (such Term Loans, the “Offer Loans”); provided that, (A) the US Borrower delivers notice of its intent to make such Offer to the Administrative Agent at least five (5) Business Days in advance of the launch of any proposed Offer, (B) upon the launch of such proposed Offer, the US Borrower delivers an irrevocable notice of such Offer to all Lenders of the applicable Term Loan Facility (with a copy to the Administrative Agent) indicating (1) the last date on which such Offer may be accepted, (2) the maximum Dollar amount of such Offer, (3) the repurchase price per Dollar of principal amount of such Offer Loans at which the US Borrower is willing to repurchase such Offer Loans (which price shall be below par) or, at US Borrower’s option, other pricing terms (which price shall be below par) in the event of a “dutch auction”, and (4) any closing conditions to the US Borrower’s proposed Offer, (C) the maximum Dollar amount of each Offer shall be an amount reasonably determined by the US Borrower in consultation with the Administrative Agent prior to the making of any such Offer; (D) the US Borrower shall hold such Offer open for a minimum period of days to be reasonably determined by the Administrative Agent and the US Borrower prior to the making of any such Offer; (E) a Term Lender who elects to participate in the Offer may choose to sell all or part of such Term Lender’s Offer Loans; (F) such Offer shall be made to all Term Lenders holding the Offer Loans on a pro rata basis in accordance with the respective principal amount then due and owing to the Term Lenders; provided, further that, if any Term Lender elects not to participate in the Offer, either in whole or in part, the amount of such Term Lender’s Offer Loans not being tendered shall be excluded in calculating the pro rata amount applicable to the balance of such Offer Loans and (G) such Offer shall be conducted pursuant to such procedures as the Administrative Agent may establish in consultation with the US Borrower (which shall be consistent with this Section 2.06(b)(iii)) and that a Lender must follow in order to have its Offer Loans repurchased, which procedures may include a requirement that the US Borrower represent and warrant that it does not have any material non-public information with respect to the US Borrower and its Subsidiaries, taken as a whole, that could be reasonably likely to be material to a Lender’s decision to participate in such Offer;

(v) with respect to all repurchases made by the US Borrower, such repurchases shall be deemed to be voluntary prepayments pursuant to this Section 2.06(b)(iii) in an amount equal to the aggregate principal amount of such Term Loans; provided that, such repurchases shall not be subject to the provisions of paragraphs (a) and (b) of this Section 2.06 or Section 2.14 (Sharing of Payments);

(w) upon the purchase by the US Borrower of any Term Loans, (A) automatically and without the necessity of any notice or any other action, all principal and accrued and unpaid interest on the Term Loans so repurchased shall be deemed to have been paid for all purposes and shall be cancelled and no longer outstanding for all purposes of this Agreement and all other Loan Documents (and in connection with any Term Loan purchased pursuant to this Section 2.06(b)(iii), the Administrative Agent is authorized to make appropriate entries in the Register to reflect such cancellation) and (B) the US Borrower will promptly advise the Administrative Agent of the total amount of Offer Loans that were repurchased from each Lender who elected to participate in the Offer;

(x) failure by the US Borrower to make any payment to a Lender required by an agreement permitted by this Section 2.06(b)(iii) shall not constitute an Event of Default under Section 8.01(a) (Events of Default, Non-Payment);

(y) no proceeds of any Revolving Loans may be used to purchase any Offer Loans, and all amounts used to purchase Offer Loans shall be deemed to be a use of the Applicable Amount; and

(z) the amount of such repurchases (based on the face value of the Term Loans purchased thereby) shall be applied on a pro rata basis to reduce the remaining scheduled amortization payments of the Tranche A Term Loans, Tranche B Term Loans (except for Tranche B1 Term Loans) and Tranche B1 Term Loans, as applicable, based on the amount of each such remaining scheduled amortization payment, pursuant to Section 2.08 (Repayment of Loans).

(iv) [Reserved].

(v) [Reserved].

(vi) [Reserved].

(c) Optional Prepayment of Swing Line Loans. The US Borrower may, upon irrevocable written notice to the Swing Line Lender (with a copy to the Administrative Agent) pursuant to a Prepayment Notice, at any time or from time to time, voluntarily prepay Swing Line Loans, in whole or in part, without premium or penalty; provided that (i) such Prepayment Notice must be received by the Swing Line Lender and the Administrative Agent not later than 2:00 p.m., New York time, on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $25,000 in excess thereof. Each such Prepayment Notice shall specify the date and amount of such prepayment. If such Prepayment Notice is given by the US Borrower, the US Borrower shall make such prepayment and the payment amount specified in such Prepayment Notice shall be due and payable on the date specified therein.

(d) Prepayments If Outstandings Exceed Commitments.

(i) If for any reason the Outstanding Amount of all Dollar Revolving Loans, Swing Line Loans and L/C Obligations at any time exceeds the Aggregate Dollar Revolving Credit Commitments then in effect, the US Borrower, upon notice thereof from the Administrative Agent shall prepay, within five (5) Business Days’ of such notice, Dollar Revolving Loans (first to such Dollar Revolving Loans that are Base Rate Loans and, then, to such Dollar Revolving Loans that are Eurodollar Rate Loans) and/or Swing Line Loans and/or Cash Collateralize the L/C Obligations as it shall select, in an aggregate amount equal to such excess.

(ii) If for any reason the Outstanding Amount of all Multicurrency Revolving Loans at any time exceeds the Aggregate Multicurrency Revolving Credit Commitments then in effect, the US Borrower, upon notice thereof from the Administrative Agent, shall prepay, within five (5) Business Days’ of such notice, Multicurrency Revolving Loans (first to such Multicurrency Revolving Loans that are Base Rate Loans and, then, to such Multicurrency Revolving Loans that are Eurodollar Rate Loans and Eurocurrency Rate Loans) in an aggregate amount equal to such excess.

(e) Mandatory Prepayments. In addition to the required payments of principal of the Term Loan set forth in Sections 2.08(d) and (e) (Repayment of Loans) and any optional payments of principal of the Term Loans, the Dollar Revolving Loans and the Multicurrency Revolving Loans effected under clauses (a) and (b) above, the US Borrower shall make the following required prepayments of the Loans, each such payment to be made to the Administrative Agent for the benefit of the Lenders within the time period specified below.

(i) [Reserved].

(ii) Subject to the proviso in Section 7.05(o) (Dispositions), the Borrowers shall make, or shall cause the applicable Subsidiary of the US Borrower to make, a prepayment in an amount equal to one hundred percent (100%) of the Net Proceeds from (x) each Disposition (other than Dispositions permitted under clauses (a) through (n) of Section 7.05 (Dispositions)) and (y) each Property Loss Event; provided, that the Borrowers shall not be required to prepay the Loans with the Net Proceeds from any Disposition unless and to the extent such Net Proceeds exceed the Dollar Equivalent of the greater of $175,000,000 and two percent (2.0%) of

Consolidated Total Assets in each fiscal year; and provided, further, that if the Borrower Representative shall have delivered a Reinvestment Notice with respect to such Disposition or Property Loss Event, (I) with respect to Net Proceeds from Dispositions and Property Loss Events, no prepayment shall be required under this Section 2.06(e)(ii) until the applicable Reinvestment Prepayment Date and (II) on the applicable Reinvestment Prepayment Date, the Borrowers shall prepay the Loans (or provide Cash Collateral in respect of Letters of Credit) in an amount equal to the Reinvestment Prepayment Amount applicable to such Reinvestment Event, if any, on the Reinvestment Prepayment Date with respect to such Reinvestment Event, which mandatory prepayment shall be applied in accordance with the final paragraph of this Section 2.06; and provided, further, that despite the application of this Section 2.06(e)(ii) to any Disposition that is not otherwise permitted under this Agreement, nothing in this Section 2.06(e)(ii) shall be deemed to permit any Disposition not expressly permitted under this Agreement or to constitute a waiver or cure of any Default or Event of Default that arises as a result of a Disposition that is not permitted under this Agreement.

Notwithstanding the foregoing, (a) to the extent (and for so long as) any of or all of the Net Proceeds of any Disposition or Property Loss Event (including as a result of casualty or condemnation) by a Foreign Subsidiary gives rise to a mandatory prepayment pursuant to this clause (ii) (each such Disposition, a “Specified Asset Sale”) are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Proceeds so affected will not be required to be applied to repay the Loans but may be retained by the applicable Foreign Subsidiary so long as the applicable local law will not permit such repatriation to the United States, and once such repatriation of any of such affected Net Proceeds is permitted under the applicable local law, except as described in clause (b) immediately below or unless the Borrower Representative has delivered a Reinvestment Notice, such repatriation will be promptly effected and such repatriated Net Proceeds will be promptly applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Loans and (b) to the extent that the Borrower Representative has determined in good faith that repatriation of any of or all the Net Proceeds of any Specified Asset Sale to the United States would have a material adverse tax consequence with respect to such Net Proceeds, the Net Proceeds so affected may be retained by the applicable Foreign Subsidiary; provided that, in any event, the US Borrower shall use commercially reasonable efforts to eliminate such tax effect in order to make such prepayments.

(iii) The US Borrower shall make, or the US Borrower shall cause each applicable Guarantor to make, a prepayment with respect to each Debt Issuance by the Borrowers or any of the Guarantors, including with respect to any Specified Refinancing Debt (but excluding Debt Issuances of the types described in clauses (a), (b), (e), (g), (h)(I), (k) and (n) of Section 7.03 (Indebtedness) or clause (h)(II) or (h)(III) of Section 7.03 (Indebtedness) to the extent described in the proviso at the end of clause (h)(III) of such Section) in an amount equal to one hundred percent (100%) of the Net Proceeds of each such Debt Issuance.

Each prepayment required to be made pursuant to the foregoing clauses (ii) and (iii) shall be made within ten (10) Business Days of receipt of the applicable Net Proceeds giving rise to such prepayment requirement. The Borrower Representative shall give not less than three (3) Business Days’ prior written notice of any such prepayment to the Administrative Agent pursuant to a Prepayment Notice, which Prepayment Notice shall include a certificate of a Responsible Officer of the Borrower Representative setting forth in reasonable detail the calculations utilized in computing the applicable Net Proceeds giving rise to such prepayment requirement and the amount of such prepayment. Notwithstanding anything in the preceding sentence to the contrary, if the Borrower Representative shall have delivered a Reinvestment Notice with respect to any Disposition or Property Loss Event, as the case may be, that would otherwise give rise to a mandatory prepayment under Section 2.06(e)(ii), the US

Borrower shall be required to make a prepayment of the Loans (or provide Cash Collateral in respect of Letters of Credit) in an amount equal to the Reinvestment Prepayment Amount on the applicable Reinvestment Prepayment Date.

In the event that the Borrower Representative elects to deliver a Reinvestment Notice with respect to any Disposition or Property Loss Event that would otherwise give rise to a mandatory prepayment under Section 2.06(e)(ii), the Borrower Representative shall deliver such Reinvestment Notice to the Administrative Agent within three (3) Business Days of receipt of the Net Proceeds of such Disposition or Property Loss Event, as the case may be, except that such date shall be tolled for so long as the Net Proceeds repayment is delayed in connection with a Specified Asset Sale.

Prepayments made under this Section 2.06(e) shall be applied:

(a) first, other than in respect of any prepayment made with the Net Proceeds of a Reinvestment Event prior to the applicable Reinvestment Prepayment Date (but including the Net Proceeds of a Reinvestment Event on the applicable Reinvestment Prepayment Date), to repay, on a pro rata basis, the outstanding principal balance of the Term Loans (first to such Term Loans that are Base Rate Loans and, then, to such Term Loans that are Eurodollar Rate Loans) and the Local Term Loans (in each case, to reduce the remaining scheduled amortization payments based on the amount of each such remaining scheduled amortization payment), until the Term Loans and such Local Term Loans shall have been repaid in full;

(b) second, to repay the outstanding principal balance of the Swing Line Loans, until such Swing Line Loans shall have been repaid in full;

(c) third, to repay the outstanding principal balance of the Revolving Loans (first to such Revolving Loans that are Base Rate Loans and, then, to such Revolving Loans that are Eurodollar Rate Loans and Eurocurrency Rate Loans) and Local Revolving Loans, until such Revolving Loans and Local Revolving Loans shall have been paid in full; and

(d) then, to Cash Collateralize any outstanding L/C Obligations in the manner set forth in Section 8.02(c) (Remedies Upon Event of Default) until all such L/C Obligations have been fully Cash Collateralized in the manner set forth therein.

2.07 Reduction or Termination of Revolving Credit Commitments.

(a) The US Borrower may, upon irrevocable written notice to the Administrative Agent, (i) terminate the Aggregate Dollar Revolving Credit Commitments or (ii) permanently reduce the Aggregate Dollar Revolving Credit Commitments to an amount not less than the then aggregate Outstanding Amount of all Dollar Revolving Loans, Swing Line Loans and L/C Obligations; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York time, three (3) Business Days prior to the date of any such termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Dollar Revolving Lenders of any such notice of reduction or termination of the Aggregate Dollar Revolving Credit Commitments. Once reduced in accordance with this Section 2.07(a), the Aggregate Dollar Revolving Credit Commitments may not be increased or reinstated, except pursuant to a Facilities Increase in accordance with the terms of this Agreement. Any reduction of the Aggregate Dollar Revolving Credit Commitments pursuant to this Section 2.07(a) (Reduction or Termination of Revolving Credit Commitments) shall be applied to the Dollar Revolving Credit Commitment of each Dollar Revolving Lender according to its Pro Rata Dollar Revolving Share. All Commitment Fees accrued until the effective date of any termination of the Aggregate Dollar Revolving Credit Commitments shall be paid on the effective date of such termination.

(b) The Borrower Representative may, upon irrevocable written notice to the Administrative Agent, (i) terminate the Aggregate Multicurrency Revolving Credit Commitments or (ii) permanently reduce the Aggregate Multicurrency Revolving Credit Commitments to an amount not less than the then aggregate Outstanding Amount of all Multicurrency Revolving Loans; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m., New York time, three (3) Business Days prior to the date of any such termination or reduction (or, with respect to Multicurrency Revolving Loans that are denominated in Euros, five (5) Business Days prior to the date of any such termination or reduction, which notice shall be in writing), and (ii) any such partial reduction shall be in an aggregate amount equal to the Dollar Equivalent of $5,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent shall promptly notify the Multicurrency Revolving Lenders of any such notice of reduction or termination of the Aggregate Multicurrency Revolving Credit Commitments. Once reduced in accordance with this Section 2.07(b), the Aggregate Multicurrency Revolving Credit Commitments may not be increased or reinstated, except pursuant to a Facilities Increase in accordance with the terms of this Agreement. Any reduction of the Aggregate Multicurrency Revolving Credit Commitments pursuant to this Section 2.07(b) (Reduction or Termination of Revolving Credit Commitments) shall be applied to the Multicurrency Revolving Credit Commitment of each Multicurrency Revolving Lender according to its Pro Rata Multicurrency Revolving Share. All Commitment Fees accrued until the effective date of any termination of the Aggregate Multicurrency Revolving Credit Commitments shall be paid on the effective date of such termination.

(c) The then current Aggregate Revolving Credit Commitments shall be reduced on each date on which a prepayment of Revolving Loans or Swing Line Loans is made or required to be made pursuant to Section 2.06(e)(iii) (Mandatory Prepayments) (or would be required to be made had the then outstanding Revolving Loans and Swing Line Loans equaled the Aggregate Revolving Credit Commitments then in effect) (including, without limitation, upon the incurrence of any Specified Refinancing Debt constituting revolving credit facilities under Section 2.17 (Specified Refinancing Debt)), in each case in the amount of such prepayment (or deemed prepayment) (and the Revolving Credit Commitment of each Revolving Lender shall be reduced by its Pro Rata Revolving Share of such amount).

2.08 Repayment of Loans. The applicable Borrower promises to repay:

(a) except with respect to Multicurrency Revolving Loans that are Eurocurrency Rate Loans, to the Revolving Lenders on the Revolving Credit Maturity Date, the aggregate principal amount of all outstanding Revolving Loans in Dollars outstanding on each such date;

(b) to the Multicurrency Revolving Lenders on the Revolving Credit Maturity Date, the aggregate principal amount of all outstanding Multicurrency Revolving Loans that are Eurocurrency Rate Loans in Euros outstanding on such date;

(c) to the Swing Lender, each Swing Line Loan on the earliest to occur of (i) demand by written notice by the Administrative Agent, (ii) the tenth (10th) Business Day following the incurrence of such Swing Line Loan, and (iii) the Revolving Credit Maturity Date;

(d) to the Tranche A Term Loan Lenders, the aggregate principal amount of all Tranche A Term Loans outstanding on the following dates (or, if any such date is not a Business Day, the next succeeding Business Day) in an amount equivalent to the percentage set forth opposite such date of the Outstanding Amount of the Tranche A Term Loans on the Restatement Date, subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
March 31, 2015	1.25%
June 30, 2015	1.25%
September 30, 2015	1.25%
December 31, 2015	1.25%
March 31, 2016	1.25%
June 30, 2016	1.25%
September 30, 2016	1.25%
December 31, 2016	1.25%
March 31, 2017	1.25%
June 30, 2017	1.25%
September 30, 2017	1.25%
December 31, 2017	1.25%
March 31, 2018	1.25%
June 30, 2018	1.25%
September 30, 2018	1.25%
December 31, 2018	1.25%
March 31, 2019	20.00%
June 30, 2019	20.00%
September 30, 2019	20.00%
Tranche A Term Loan Maturity Date	the entire unpaid principal balance of the Tranche A Term Loans

For the avoidance of doubt, the US Borrower shall repay the entire unpaid principal balance of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date.

(e) (i) to the Tranche B Term Loan Lenders, the aggregate principal amount of all Tranche B Term Loans (except for any Tranche B1 Term Loans) outstanding on the following dates (or, if any such date is not a Business Day, the next succeeding Business Day) in an amount equivalent to the percentage set forth opposite such date of (i) with respect to the first three dates listed below, the Outstanding Amount of the Tranche B Term Loans (except for any Tranche B1 Term Loans) on the Closing Date and (ii) with respect to each other date listed below, $500,000,000 plus $151,133,501.26 (after giving effect to any Borrowing of the Tranche B Term Loans (except for any Tranche B1 Term Loans) on such date), and subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
June 30, 2011	0.25%
September 30, 2011	0.25%
December 31, 2011	0.25%
March 31, 2012	0.25%
June 30, 2012	0.25%
September 30, 2012	0.25%
December 31, 2012	0.25%
March 31, 2013	0.25%
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
Tranche B Term Loan Maturity Date	the entire unpaid principal balance of the Tranche B Term Loans (except for any Tranche B1 Term Loans)

For the avoidance of doubt, the US Borrower shall repay the entire unpaid principal balance of the Tranche B Term Loans (except for any Tranche B1 Term Loans) on the Tranche B Term Loan Maturity Date.

(ii) to the Tranche B1 Term Loan Lenders, the aggregate principal amount of all Tranche B1 Term Loans outstanding on the following dates (or, if any such date is not a Business Day, the next succeeding Business Day) in an amount equivalent to the percentage set forth opposite such date and subject to adjustments for prepayments made pursuant to Section 2.06 (Prepayments):

Date	Amount
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
Tranche B1 Term Loan Maturity Date	the entire unpaid principal balance of the Tranche B1 Term Loans

For the avoidance of doubt, the US Borrower shall repay the entire unpaid principal balance of the Tranche B1 Term Loans on the Tranche B1 Term Loan Maturity Date.

(f) each other Incremental Term Loan on the dates and in the amounts to be agreed by the Administrative Agent and the Borrower Representative on or prior to the applicable Facilities Increase Date; provided, however, that the US Borrower shall repay the entire unpaid principal amount of each such Incremental Term Loan on the applicable Term Loan Maturity Date.

(g) each other Incremental Revolving Loan on a maturity date to be agreed by the Administrative Agent and the Borrower Representative on or prior to the applicable Facilities Increase Date.

2.09 Interest.

(a) Subject to the provisions of clause (b) below, (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to (x) the Base Rate plus the Applicable Margin for Revolving Loans that are Base Rate Loans minus (y) the then applicable Commitment Fee and (iv) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period applicable to Euros at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Margin.

(b) If an Event of Default under Sections 8.01(a), (b) (in the case of failure to perform or comply with any term or condition contained in Section 7.13(a) or (b)), (f) and (g) (Events of Default), shall have occurred, interest on such overdue amount (or, in the case of Events of Default under Sections 8.01(b), (f) and (g), interest on the principal amount of all outstanding Obligations) shall thereafter bear interest at a fluctuating interest rate per annum at all times until paid equal to the Default Rate to the fullest extent permitted by applicable Law and Section 10.10 of the Agreement. If any other Event of Default shall have occurred, interest on the principal amount of all outstanding Obligations shall, at the request of Required Lenders, thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law and Section 10.10 of this Agreement. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest on each Loan shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.10 Fees. In addition to certain fees described in clauses (i) and (j) of Section 2.04 (Letters of Credit):

(a) Commitment Fee. The Borrowers shall pay to the Administrative Agent (i) for the account of each Dollar Revolving Lender in accordance with its Pro Rata Dollar Revolving Share, a commitment fee equal to the Applicable Margin times the actual daily amount by which the Aggregate Dollar Revolving Credit Commitments exceed the sum of (a) the aggregate Outstanding Amount of Dollar Revolving Loans and (b) the aggregate Outstanding Amount of L/C Obligations (such amount to be determined for each Interest Period) and (ii) for the account of each Multicurrency Revolving Lender in accordance with its Pro Rata Multicurrency Revolving Share, a commitment fee equal to the Applicable Margin times the actual daily amount by which the Aggregate Multicurrency Revolving Credit Commitments exceed the aggregate Outstanding Amount of Multicurrency Revolving Loans (such amount to be determined for each Interest Period) (clauses (i) and (ii), collectively, the “Commitment Fee”). The Commitment Fee shall accrue at all times from the Closing Date until the Revolving Credit Maturity Date and shall be calculated as of each Quarterly Fee Calculation Date, commencing with the first such date to occur after the Closing Date, and shall be due and payable on the respective Quarterly Fee Payment Date for each such Quarterly Fee Calculation Date, and on the Revolving Credit Maturity Date. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. The Commitment Fee shall accrue at all times commencing on the Closing Date and thereafter, including at any time during which one or more of the conditions in Article IV (Conditions Precedent to Credit Extensions) is not met.

(b) Other Fees. (i) The Borrowers shall pay to the Arranger and the Agents for their own respective accounts fees in the amounts and at the times specified in the Agent Fee Letter. All such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.11 Computation of Interest and Fees. Interest on Base Rate Loans shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the basis of a year of 360 days and the actual number of days elapsed, which results in a higher yield to the payee thereof than a method based on a year of 365 or 366 days; provided, that interest on Eurocurrency Rate Loans may be calculated on such other basis as may be agreed from time to time by the Administrative Agent and the Borrower Representative to reflect customary practices in the European Union. Interest shall accrue on each Loan for the day on which the Loan is made, and, subject to Section 2.13(a) (Payments Generally), shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

2.12 Evidence of Debt.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, such Lender’s Loans shall be evidenced by a Dollar Revolving Loan Note, a Multicurrency Revolving Loan Note, a Tranche A Term Loan Note, a Tranche B Term Loan Note and/or a Swing Line Note, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Note or Notes and endorse thereon the date, Type (if applicable), amount and maturity of the applicable Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in clause (a) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent in the absence of manifest error, shall control.

2.13 Payments Generally.

(a) (i) All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.

(ii) Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in the currency in which the Loan is made, as applicable, and in Same Day Funds not later than 2:00 p.m., New York time, on the date specified herein. The Administrative Agent will promptly distribute to each such Lender its Pro Rata Dollar Revolving Share, Pro Rata Multicurrency Revolving Share, Pro Rata Tranche A Term Share, Pro Rata Tranche B Term Share or Pro Rata Tranche B1 Term Share, as applicable, of such payment in like funds as received by wire transfer to such Lender’s Lending Office; and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and L/C Issuers as are entitled thereto and, for such payments allocated to the Lenders, in proportion to their respective ratable portions.

(iii) All payments received by the Administrative Agent after 2:00 p.m., New York time, shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall in each case continue to accrue.

(b) Subject to the definition of “Interest Period,” if any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(c) Unless the Borrower Representative, or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the US Borrower or Luxembourg Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that such Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

(i) if a Borrower failed to make such payment, each applicable Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with accrued and unpaid interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds, at the applicable Federal Funds Rate from time to time in effect; and

(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with accrued and unpaid interest thereon for the period from the date such amount was made available by the Administrative Agent to the applicable Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the applicable Borrower, and such Borrower shall pay such amount to the Administrative Agent, together with accrued and unpaid interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Dollar Revolving Credit Commitment, Multicurrency Revolving Credit Commitment, or its obligation to fund its Pro Rata Tranche A Term Share, Pro Rata Tranche B Term Share or Pro Rata Tranche B1 Term Share of the Term Loans or to prejudice any rights which the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or a Borrower with respect to any amount owing under this Section 2.13(c) shall be conclusive, absent manifest error.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II (The Commitments and Credit Extensions), and such funds are not made available to the applicable Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV (Conditions Precedent to Credit Extensions) are not satisfied or waived in accordance with the terms of this Agreement, the Administrative Agent, except to the extent such funds do not constitute the funding of a risk participation under Article II (The Commitments and Credit Extensions), shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Dollar Revolving Lenders hereunder to make Dollar Revolving Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Dollar Revolving Lender to make any Dollar Revolving Loan or to fund any risk participations in Letters of Credit and Swing Line Loans on any date required hereunder shall not relieve any other Dollar Revolving Lender of its corresponding obligation to do so on such date, and no Dollar Revolving Lender shall be responsible for the failure of any other Dollar Revolving Lender so to make its Dollar Revolving Loan or to purchase its risk participations in Letters of Credit and Swing Line Loans. The obligations of the Multicurrency Revolving Lenders hereunder to make Multicurrency Revolving Loans are several and not joint. The failure of any Multicurrency Revolving Lender to make any Multicurrency Revolving Loan on any date required hereunder shall not relieve any other Multicurrency Revolving Lender of its corresponding obligation to do so on such date, and no Multicurrency Revolving Lender shall be responsible for the failure of any other Multicurrency Revolving Lender so to make its Multicurrency Revolving Loan.

(f) The obligations of the Tranche A Term Loan Lenders to fund each of their respective Pro Rata Tranche A Term Shares of the Tranche A Term Loan Facility are several and not joint. The failure of any Tranche A Term Loan Lender to fund its Pro Rata Tranche A Term Share of the

Tranche A Term Loan Facility on the Restatement Date shall not relieve any other Tranche A Term Loan Lender of its corresponding obligation to do so on the Restatement Date, and no Tranche A Term Loan Lender shall be responsible for the failure of any other Tranche A Term Loan Lender so to fund its Pro Rata Tranche A Term Share of the Tranche A Term Loan Facility. The obligations of the Tranche B Term Loan Lenders to fund each of their respective Pro Rata Tranche B Term Shares or Pro Rata Tranche B1 Term Shares of the Tranche B Term Loan Facility are several and not joint. The failure of any Tranche B Term Loan Lender to fund its Pro Rata Tranche B Term Shares or Pro Rata Tranche B1 Term Shares of the Tranche B Term Loan Facility on the Closing Date shall not relieve any other Tranche B Term Loan Lender of its corresponding obligation to do so on the Closing Date, and no Tranche B Term Loan Lender shall be responsible for the failure of any other Tranche B Term Loan Lender so to fund its Pro Rata Tranche B Term Shares or Pro Rata Tranche B1 Term Shares of the Tranche B Term Loan Facility.

(g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(h) Except for payments and other amounts received by the Administrative Agent and applied with the provisions of clause (i) below (or required to be applied in accordance with Section 2.06(e) (Mandatory Prepayments)), all payments and any other amounts received by the Administrative Agent from or for the benefit of the Borrowers shall be applied as follows: first, to pay principal of, and accrued and unpaid interest on, any portion of the Loans the Administrative Agent may have advanced pursuant to the express provisions of this Agreement on behalf of any Lender, for which the Administrative Agent has not then been reimbursed by such Lender or the Borrowers, second, to pay all other Obligations then due and payable and third, as the Borrower Representative so designates.

(i) The Borrowers hereby irrevocably waive the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agree that such funds shall be applied in accordance with Section 8.03 (Application of Funds).

(j) Each payment by the applicable Borrower in respect of any Loan (including interest and fees in respect thereof (other than the Commitment Fee)) shall be made in the currency in which such Loan was made.

2.14 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Revolving Loans or portion of the Term Loans made by it or the risk participations in L/C Obligations or in Swing Line Loans held by it (but not including any amounts applied by the Swing Line Lender to outstanding Swing Line Loans prior to the funding of risk participations therein), any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other applicable Lenders such participations in the Revolving Loans and/or portion of the Term Loans made by them and/or such subparticipations in the risk participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Revolving Loans, the Term Loans or such risk participations, as the case may be, pro rata with the Revolving Lenders or Term Loan Lenders, as applicable; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender (including pursuant to any settlement entered into by the Administrative Agent or any Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender receiving any payment relating to such excess payment shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. Each of the Borrowers agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff), but subject to Section 10.09 (Right of Setoff), with respect to such participation as fully as if such Lender were the direct creditor of the applicable Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.14 and will in each case notify the applicable Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.14 shall from and after the date of such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. For the avoidance of doubt, the provisions of this Section 2.14 shall not be construed to apply to any Facilities Increase pursuant to Section 2.01(c) (Facilities Increase) optional prepayments of the Term Loans pursuant to Section 2.06(b)(iii) (Below-Par Purchases) and the incurrence of any Specified Refinancing Debt in accordance with Section 2.17 (Specified Refinancing Debt).

2.15 Appointment of Borrower Representative. Each Borrower hereby appoints the Borrower Representative as its agent, attorney-in-fact and representative for the purpose of (i) making any borrowing requests or other requests required under this Agreement, (ii) the giving and receipt of notices by and to Borrowers under this Agreement, (iii) the delivery of all documents, reports, financial statements and written materials required to be delivered by Borrowers under this Agreement, and (iv) all other purposes incidental to any of the foregoing. Each Borrower agrees that any action taken by the Borrower Representative as the agent, attorney-in-fact and representative of the Borrowers shall be binding upon each Borrower to the same extent as if directly taken by such Borrower.

2.16 Defaulting Lenders.

(a) No Defaulting Lender shall be entitled to receive any Commitment Fee under Section 2.10(a) (Commitment Fee) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(b) At the Borrower Representative’s election, in its sole discretion, the Borrower Representative may terminate the unused amount of the Commitment of any Revolving Lender that is a Defaulting Lender upon not less than ten (10) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim that any Borrower, the Administrative Agent, any L/C Issuer, the Swing Line Lender or any Lender may have against such Defaulting Lender. Upon any repayment of the Revolving Loans of any Defaulting Lender whose unused Commitments have been terminated pursuant to this Section 2.16(b), such Defaulting Lender’s Commitment will be further terminated in an amount equal to the Revolving Loans so repaid.

(c) Notwithstanding anything to the contrary contained in this Agreement, if any commitment to purchase participations in L/C Obligations or Swing Line Loans exists at the time a Dollar Revolving Lender having a Dollar Revolving Credit Commitment becomes a Defaulting Lender (such Lender, a “Defaulting Dollar Revolving Lender”) then:

(i) all or any part of such commitment to purchase participations in L/C Obligations or Swing Line Loans shall be reallocated among the non-Defaulting Dollar Revolving Lenders in accordance with their respective Pro Rata Dollar Revolving Share of the Dollar Revolving Commitments but only to the extent (i) the Outstanding Amount of each non-Defaulting Dollar Revolving Lender’s Dollar Revolving Loans and Swing Line Loans and L/C Obligations (with the aggregate amount of each Dollar Revolving Lender’s funded participations in L/C Obligations and Swing Line Loans (prior to giving effect to such reallocation) being deemed “held” by such Dollar Revolving Lender for this purpose) do not exceed the Dollar Revolving Commitment of such non-Defaulting Dollar Revolving Lender and (ii) the conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) are satisfied at such time;

(ii) if the reallocation described in clause (a) above cannot, or can only partially, be effected, the US Borrower shall (i) first, within one (1) Business Day following notice by the Administrative Agent, prepay any outstanding Swing Line Loans to the extent the commitment to purchase participations in Swing Line Loans related thereto have not been fully reallocated pursuant to clause (a) above and (ii) second, within three (3) Business Days following notice by the Administrative Agent, Cash Collateralize such Defaulting Dollar Revolving Lender’s Pro Rata Dollar Revolving Share of the commitment to purchase participations in L/C Obligations (after giving effect to any partial reallocation pursuant to clause (a) above) for so long as such commitment to purchase participations in L/C Obligations is outstanding; and

(iii) if the commitment to purchase participations in L/C Obligations of the non-Defaulting Dollar Revolving Lenders is reallocated pursuant to clause (a) above, then the fees payable to the Dollar Revolving Lenders pursuant to Section 2.04(i) (Letter of Credit Fees) shall be adjusted in accordance with such non-Defaulting Dollar Revolving Lenders’ Pro Rata Dollar Revolving Shares.

2.17 Specified Refinancing Debt.

(a) The Borrowers may, from time to time, and in addition to any Facilities Increase, add one or more new term loan facilities and new revolving credit facilities to the Facilities (“Specified Refinancing Debt”) pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower Representative, to refinance (i) all or any portion of the Tranche A Term Loans or Tranche B Term Loans then outstanding under this Agreement and (ii) all or any portion of the Dollar Revolving Loans (or unused Dollar Revolving Credit Commitments) or Multicurrency Revolving Loans (or unused Multicurrency Revolving Credit Commitments) under this Agreement, in each case pursuant to a Refinancing Amendment; provided that such Specified Refinancing Debt: (i) will rank pari passu in right of payment and of security with the other Loans and Commitments hereunder; (ii) will have such pricing and optional prepayment terms as may be agreed by the Borrower Representative and the applicable Lenders thereof; (iii) (x) to the extent constituting revolving credit facilities, will have a maturity date that is not prior to the Revolving Credit Maturity Date and (y) to the extent constituting term loan facilities, will have a maturity date that is not prior to the maturity date of, and will have a Weighted Average Life to Maturity that is not shorter than, the Term Loans being refinanced; (iv) subject to clauses (ii) and (iii) above, will have terms and conditions that are substantially identical to, or less favorable, taken as a whole, to the investors providing such Specified Refinancing Debt than, the Facilities and Loans being refinanced; (v) the proceeds of such Specified Refinancing Debt shall be applied, substantially concurrently with the incurrence thereof, to the prepayment of outstanding Term Loans or permanent reduction of Revolving Credit Commitments being so refinanced, in each case pursuant to Section 2.06 (Prepayments) and Section 2.07 (Reduction or Termination of Revolving Credit Commitments), as applicable; (vi) shall not have a greater principal amount than the principal amount of the refinanced Tranche A Term Loans, Tranche B Term Loans, Dollar Revolving Loans and/or Multicurrency Revolving Loans, as applicable, plus accrued interest, fees and premiums (if any) thereon and reasonable fees and expenses associated with the refinancing, and (vii) the aggregate unused revolving commitments under such Specified Refinancing Debt shall not exceed the unused Dollar Revolving Credit Commitments and/or Multicurrency Revolving Credit Commitments, as applicable, being replaced; provided, further, that, except as described above, the terms and conditions applicable to such Specified Refinancing Debt may provide for any additional or different financial or other covenants or other provisions that are agreed between the Borrower Representative and the Lenders thereof and applicable only during periods after the latest Maturity Date in respect of the Facilities that is in effect on the date such Specified Refinancing Debt is issued, incurred or obtained or the date on which all non-refinanced Obligations are paid in full.

(b) The Borrower Representative shall make any request for Specified Refinancing Debt pursuant to a written notice to the Administrative Agent specifying in reasonable detail the proposed terms thereof. Any proposed Specified Refinancing Debt shall first be requested on a ratable basis from existing Lenders in respect of the Facility and Loans being refinanced. At the time of sending such notice, the Borrower Representative (in consultation with the Administrative Agent) shall specify the time period within which each applicable Lender is requested to respond (which shall in no event be less than three (3) Business Days from the date of delivery of such notice to such Lenders). Each applicable Lender shall notify the Administrative Agent within such time period whether or not it agrees to participate in providing such Specified Refinancing Debt and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Tranche A Term Share, Pro Rata Tranche B Term Share, Pro Rata Tranche B1 Term Share, Pro Rata Dollar Revolving Share and/or Pro Rata Multicurrency Revolving Share, as applicable, of such requested increase. Any Lender approached to provide all or a portion of any Specified Refinancing Debt may elect or decline, in its sole discretion, to provide such Specified Refinancing Debt. Any Lender not responding within such time period shall be deemed to have declined to participate in providing such Specified Refinancing Debt. The Administrative Agent shall notify the Borrower Representative and each applicable Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested issuance of Specified Refinancing Debt, and subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrower Representative may also invite additional Eligible Assignees to become Lenders in respect of such Specified Refinancing Debt pursuant to an Assignment and Acceptance Agreement.

(c) The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 4.01 (Conditions Precedent to Initial Credit Extensions) (other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent).

(d) Each class of Specified Refinancing Debt incurred under this Section 2.17 shall be in an aggregate principal amount that is (x) not less than the Dollar Equivalent of $25,000,000 and (y) if refinancing less than all of the outstanding Tranche A Term Loans, Tranche B Term Loans, Dollar Revolving Loans (and unused Dollar Revolving Credit Commitments) and/or Multicurrency Revolving Loans (and unused Multicurrency Revolving Credit Commitments), as applicable, an integral multiple of the Dollar Equivalent of $5,000,000 in excess thereof. Any Refinancing Amendment may provide for the issuance of Letters of Credit for the account of the US Borrower or the account of any of the US Borrower’s Subsidiaries, or the provision to the US Borrower of Swing Line Loans, pursuant to any revolving credit commitments established thereby, in each case on terms substantially equivalent to the terms applicable to Letters of Credit and Swing Line Loans under the Dollar Revolving Credit Commitments.

(e) The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Specified Refinancing Debt incurred pursuant thereto (including the addition of such Specified Refinancing Debt as separate “Facilities” hereunder and treated in a manner consistent with the Facilities being refinanced, including, without limitation, for purposes of mandatory prepayments and voting). Any Refinancing Amendment may, without the consent of any Person other than the Borrower Representative, the Administrative Agent and the Lenders providing such Specified Refinancing Debt, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower Representative, to effect the provisions of this Section 2.17. In addition, if so provided in the relevant Refinancing Amendment and with the consent of each L/C Issuer, participations in Letters of Credit expiring on or after the Revolving Credit Maturity Date shall be reallocated from Lenders holding Revolving Credit Commitments to Lenders holding extended revolving commitments in accordance with the terms of such Refinancing Amendment; provided that, such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Credit Commitments, be deemed to be participation interests in respect of such Revolving Credit Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly. This Section 2.17 shall supersede any provisions in Section 2.14 (Sharing of Payments) or Section 10.01 (Amendments, Etc.) to the contrary.

2.18 Certain Permitted Amendments. Notwithstanding any other provisions of this Agreement to the contrary, the Borrower Representative may, by written notice to the Administrative Agent from time to time, make one or more offers to all Term Loan A Lenders, Term Loan B Lenders, all Dollar Revolving Lenders or all Multicurrency Revolving Lenders, as applicable, to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower Representative. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendments and (ii) the date on which responses from the applicable Lenders in respect of such Permitted Amendment are required to be received (which shall not be less than three (3) Business Days after the date of such notice). Only those Lenders that consent to such Permitted Amendment (the “Accepting Lenders”) will have the maturity of their applicable Loans and Commitments extended and be entitled to receive any increase in the Applicable Margin and any fees (including prepayment premiums or fees), in each case, as provided therein (and notwithstanding any provision of Section 10.01 (Amendments, Etc.) or of Section 2.14 (Sharing of Payments)). The Borrower Representative and each Accepting Lender shall execute and deliver to the Administrative Agent such documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof; provided that, notwithstanding any provisions of Section 10.01 (Amendments, Etc.), no consent of any other Lender shall be required to execute and deliver such documentation hereunder. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Permitted Amendment. Notwithstanding any provisions of Section 10.01 (Amendments, Etc.), each of the parties hereto hereby agrees that, upon the effectiveness of any Permitted Amendment, this Agreement shall be deemed amended, as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the terms and provisions of the Permitted Amendment with respect to the Loans and Commitments of the Accepting Lenders (including any amendments necessary to treat the Loans and Commitments of the Accepting Lenders in a manner consistent with the other Loans and Commitments under this Agreement). Notwithstanding the foregoing, no Permitted Amendment shall become effective under this Section 2.18 unless the Administrative Agent, to the extent so reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions and officer’s certificates consistent with those delivered pursuant to Section 4.01 (Conditions Precedent to Initial Credit Extensions).

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01 Taxes.

(a) Any and all payments by or on behalf of the Borrowers to or for the account of the Administrative Agent, the Collateral Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes unless otherwise required by applicable Law. If the Borrowers or a Guarantor shall be required by any Law to deduct any Indemnified Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent, the Collateral Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01), the Administrative Agent, the Collateral Agent, or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions, (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment, the Borrower Representative shall furnish to the Administrative Agent (which shall forward the same to the Collateral Agent or such Lender, as the case may be) the original or a certified copy of a receipt evidencing payment thereof.

(b) In addition (but without duplication), the Borrowers agree to pay any and all present or future stamp, court or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document except regarding Luxembourg registration duties (droits d’enregistrement) or any Luxembourg Tax payable due to a registration, submission or filing by a Lender of the Loan Documents where such registration submission or filing is or was not required to maintain or preserve the rights of a Lender under the Loan Documents (hereinafter referred to as “Other Taxes”).

(c) The Borrowers agree to indemnify the Administrative Agent, the Collateral Agent and each Lender for (i) the full amount of Indemnified Taxes and Other Taxes (including any Indemnified Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent, the Collateral Agent, or such Lender, and (ii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided such Agent or Lender, as the case may be, provides the US Borrower with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts. Payment under this clause (c) shall be made within thirty (30) days after the date the applicable Lender, Collateral Agent, or the Administrative Agent makes a demand therefor together with appropriate supporting documentation.

(d) Notwithstanding anything herein to the contrary, the Borrowers shall not be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Lender or Agent, as the case may be, to the extent that such Lender or such Agent becomes subject to Indemnified

Taxes subsequent to the Closing Date (or, if later, the date such Lender or Agent becomes a party to this Agreement) as a result of a change in the place of organization of such Lender or Agent, a change in the Lending Office of such Lender, or a change in the principal office of such Lender or Agent, in each case occurring after such time, except to the extent that any such change is requested or required by the Borrowers or to the extent that such Lender or Agent was entitled, at the time of the change in place of organization or the change in Lending Office or principal office, to receive additional amounts from the Borrowers pursuant to this Section 3.01 (and provided, that nothing in this clause (d) shall be construed as relieving the Borrowers from any obligation to make such payments or indemnification in the event of a change that is a change in Law).

(e) If any Lender or Agent determines in its sole discretion that it has received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by any Borrower pursuant to this Section 3.01, it shall promptly remit such refund (without interest other than interest included in such refund paid by the relevant taxation authority), but only to the extent of additional amounts paid by such Borrower pursuant to this Section 3.01 with respect to Indemnified Taxes or Other Taxes giving rise to such refund, to such Borrower, net of all out-of-pocket expenses of the Lender or Agent, as the case may be as is determined by the Agent or such Lender in its sole discretion, and as will leave the Agent or such Lender in no worse position than it would be in if no such Taxes or Other Taxes had been imposed; provided, however, that such Borrower, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such refund (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Lender or Agent, as the case may be, shall, at such Borrower’s request, provide such Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided, that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential). Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any tax refund or to disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender or Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.

3.02 Illegality.

(a) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurodollar Rate Loans as it would otherwise be obligated hereunder to make, maintain or fund, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the applicable Eurodollar interbank market, or to determine or charge interest rates based upon the Eurodollar Rate, then, on notice thereof by such Lender to the Borrower Representative through the Administrative Agent, any obligation existing hereunder of such Lender to make or Continue Eurodollar Rate Loans or to Convert Base Rate Loans to Eurodollar Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower Representative that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, Convert all Eurodollar Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans. Upon any such prepayment or Conversion, the Borrowers shall also pay accrued and unpaid interest on the amount so prepaid or Converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

(b) If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans as it would otherwise be obligated hereunder to make, maintain or fund, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, Euros in the applicable Eurodollar interbank market, or to determine or charge interest rates based upon the Eurocurrency Rate, then, on notice thereof by such Lender to the Borrower Representative (through the Administrative Agent) any obligation existing hereunder of such Lender to make or Continue Eurocurrency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower Representative that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurocurrency Rate Loans of such Lender to Revolving Loans that are denominated in Dollars and bearing interest at the Base Rate either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrowers shall also pay accrued and unpaid interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

3.03 Inability to Determine Rates.

(a) If the Administrative Agent or the Required Lenders determine in connection with any request for a Eurodollar Rate Loan or a Conversion to or Continuation of a Eurodollar Rate Loan that (a) deposits in Dollars are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Base Rate for such Eurodollar Rate Loan, or (c) the Eurodollar Base Rate for such Eurodollar Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurodollar Rate Loan, the Administrative Agent (following notice from the Required Lenders if they make such determination) will promptly notify the Borrower Representative and all Lenders thereof. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the US Borrower or the Borrower Representative, as applicable, may revoke any pending request for a Borrowing of, Conversion to or Continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

(b) If the Administrative Agent or the Required Lenders determine in connection with any request for a Eurocurrency Rate Loan, or a Continuation of a Eurocurrency Rate Loan, that (a) deposits in Euros are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Base Rate for such Eurocurrency Rate Loan, or (c) the Eurocurrency Base Rate for such Eurocurrency Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent (following notice from the Required Lenders if they make such determination) will promptly notify the Borrower Representative and all Revolving Lenders thereof. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice, the Borrower Representative may revoke any pending request for a Borrowing or Continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Revolving Loans denominated in Dollars in an amount equal to the Dollar Equivalent of the amount specified therein.

3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans and Eurocurrency Rate Loans.

(a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law (whether or not having the force of law), or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding, maintaining or purchasing participations in Eurodollar Rate Loans or Eurocurrency Rate Loans or issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this clause (a) any such increased costs or reduction in amount resulting from (i) Taxes imposed on or with respect to any payment made by any Loan Party hereunder or under any other Loan Document or Other Taxes (as to which Section 3.01 (Taxes) shall govern), (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or any foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or has its Lending Office, and (iii) reserve requirements utilized, as to Eurodollar Rate Loans, in the determination of the Eurodollar Rate and Eurocurrency Rate Loans, in the determination of the Eurocurrency Rate), then from time to time upon demand of such Lender together with appropriate supporting documentation (with a copy of such demand and documentation to the Administrative Agent), the applicable Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

(b) If any Lender reasonably determines that the introduction of any Law (whether or not having the force of law) regarding capital adequacy or liquidity or any change therein or in the interpretation thereof, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any Person controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and liquidity and such Lender’s desired return on capital), then from time to time upon demand of such Lender together with appropriate supporting documentation (with a copy of such demand and documentation to the Administrative Agent), the applicable Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction; provided that, for purposes of this Agreement (including this Section 3.04), the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and all requests, guidelines or directives in connection therewith are deemed to have gone into effect and been adopted after the Closing Date.

(c) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by a Borrower and at such Borrower’s expense, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts would not, in the judgment of such Lender, be inconsistent with the internal policies of, or otherwise be disadvantageous in any material legal, economic or regulatory respect to such Lender or its Lending Office. The provisions of this clause (d) shall not affect or postpone any Obligations of the Borrowers or rights of such Lender pursuant to Sections 3.04(a), (b) or (c).

3.05 Funding Losses. Upon demand of any Lender together with appropriate supporting documentation (with a copy of such demand and documentation to the Administrative Agent) from time to time, the applicable Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it, if any, as a result of:

(a) any Continuation, Conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

(b) any failure by the applicable Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, Continue or Convert any Loan other than a Base Rate Loan on the date or in the amount notified by such Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The applicable Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05 (Funding Losses), each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Interbank Offered Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the applicable Eurodollar interbank market for Dollars for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06 Matters Applicable to all Requests for Compensation.

(a) A certificate of the Administrative Agent or any Lender claiming compensation under this Article III (Taxes, Yield Protection and Illegality) and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

(b) With respect to any Lender’s claim for compensation under Section 3.02, 3.03 or 3.04, a Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies such Borrower of the event that gives rise to such claim; provided, that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by such Borrower under Section 3.04, such Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another Eurodollar Rate Loans, or to convert Base Rate Loans into Eurodollar Rate Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided, that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c) If the obligation of any Lender to make or continue from one Interest Period to another any Eurodollar Rate Loan, or to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended pursuant to Section 3.02, 3.03 or 3.06(b) hereof, such Lender’s Eurodollar Rate Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurodollar Rate Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist:

(i) to the extent that such Lender’s Eurodollar Rate Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Eurodollar Rate Loans shall be applied instead to its Base Rate Loans; and

(ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurodollar Rate Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into Eurodollar Rate Loans shall remain as Base Rate Loans.

(d) If any Lender gives notice to a Borrower (with a copy to the Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurodollar Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Rate Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Rate Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

3.07 Substitution of Lenders. (a) In the event that

(i) (A) (I) the Borrowers are required to make any payment pursuant to Section 3.01 (Taxes) that is attributable to a particular Lender, (II) it becomes illegal for any Lender to continue to fund or make any Eurodollar Rate Loan or Eurocurrency Rate Loan and such Lender notifies the Borrower Representative pursuant to Section 3.02 (Illegality), (III) any Lender makes a claim under Section 3.04 (Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans) (any such Lender in clauses (I), (II), and (III), a “Cost Affected Lender”), (IV) any Lender becomes a Defaulting Lender or (V) any Lender becomes a Non-Consenting Lender, and

(B) in the case of clause (i)(A)(III) above, as a consequence of increased costs in respect of which such claim is made, the effective rate of interest payable to such Lender under this Agreement with respect to its Loans materially exceeds the effective average annual rate of interest payable to the Required Lenders under this Agreement, or

(ii) any Lender determines that as a result of any Gaming Law or the requirements of any Gaming Authority, or any Agent’s or Lender’s compliance with such Laws or requirements, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Loans or (as the case may be) issuing or participating in Letters of Credit, including any costs of compliance with any licensing requirements pursuant to any regulations of any Gaming Authorities or other Gaming Laws and any costs incurred as a result of responding to inquiries or information requests from any Gaming Authority and such Lender has requested reimbursement for such increased costs from the applicable Borrower (any such Lender in this clause (a), including the Cost Affected Lenders, collectively, the “Affected Lenders”), the Borrower Representative may substitute any Lender and, if reasonably acceptable to the Administrative Agent, any other Eligible Assignee (a “Substitute Institution”) for such Affected Lender hereunder, after delivery of a written notice (a “Substitution Notice”) within a reasonable time (in any case not to exceed ninety (90) days) following the occurrence of any of the events described in this clause (a) above by the Borrower Representative to the Administrative Agent and the Affected Lender that the Borrower Representative intends to make such substitution; provided, however, that, in the case of any Cost Affected Lender, if more than one such Lender claims increased costs, illegality or right to payment arising from the same act or condition and such claims are received by the Borrower Representative within thirty (30) days of each other, then the Borrower Representative may substitute all, but not (except to the extent the Borrower Representative has already substituted one of such Cost Affected Lenders before the Borrower

Representative’s receipt of the other Cost Affected Lenders’ claim) less than all, such Lenders making such claims; provided, further, that, with respect to any Defaulting Lender, the Borrower Representative may substitute any Substitute Institution to the extent of such Defaulting Lender’s Revolving Credit Commitment only.

(b) If the Substitution Notice was properly issued under this Section 3.07, the Affected Lender shall sell, and the Substitute Institution shall purchase, all rights and claims of such Affected Lender under the Loan Documents and the Substitute Institution shall assume, and the Affected Lender shall be relieved of, the Affected Lender’s Revolving Credit Commitments, if any, and all other prior unperformed obligations of the Affected Lender under the Loan Documents (other than in respect of any damages (other than exemplary or punitive damages, to the extent permitted by applicable Law) in respect of any such unperformed obligations). Such purchase and sale (and the corresponding assignment of all rights and claims under this Agreement) shall be effective on (and not earlier than) the later of (i) the receipt by the Affected Lender of its Pro Rata Dollar Revolving Share of the Outstanding Amount under the Dollar Revolving Credit Facility, its Pro Rata Multicurrency Revolving Share of the Outstanding Amount under the Multicurrency Revolving Credit Facility, its Pro Rata Tranche A Term Share of the Tranche A Term Loan, its Pro Rata Tranche B Term Share of the Tranche B Term Loan (except for any Tranche B1 Term Loan) and its Pro Rata Tranche B1 Term Share of the Tranche B1 Term Loan, together with any other Obligations owing to it, (ii) the receipt by the Administrative Agent of an agreement in form and substance reasonably satisfactory to it and the Borrower Representative whereby the Substitute Institution shall agree to be bound by the terms of this Agreement and (iii) the payment in full to the Affected Lender in cash of all fees, unreimbursed costs and expenses and indemnities accrued and unpaid through such effective date. Upon the effectiveness of such sale, purchase and assumption, the Substitute Institution shall become a “Lender” hereunder for all purposes of this Agreement having a Commitment, in the amount of such Affected Lender’s Commitment assumed by it and such Commitment of the Affected Lender shall be terminated; provided, however, that all indemnities under the Loan Documents shall continue in favor of such Affected Lender in accordance with the terms of this Agreement.

(c) Each Lender agrees that, if it becomes an Affected Lender and its rights and claims are assigned hereunder to a Substitute Institution pursuant to this Section 3.07, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such assignment, together with any Note (if such Loans are evidenced by a Note) evidencing the Loans subject to such Assignment and Acceptance; provided, however, that the failure of any Affected Lender to execute an Assignment and Acceptance shall not render such assignment invalid.

3.08 Survival. All of the applicable Borrower’s obligations under this Article III (Taxes, Yield Protection and Illegality) shall survive the termination of the Commitments and repayment in full of all Obligations of the Borrowers.

ARTICLE IV

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01 Conditions Precedent to Initial Credit Extensions. The obligation of each Lender on the Restatement Date to make any Loan and of each L/C Issuer on the Restatement Date to issue or maintain any Letter of Credit is subject to the satisfaction of each of the conditions precedent set forth in Section 3 of the Fifth Amendment.

4.02 Conditions Precedent to Each Credit Extension. The obligation of each Lender on any date (including the Closing Date) to make any Loan and of each L/C Issuer on any date (including the Closing Date) to issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent:

(a) Request for Borrowing or Issuance of Letter of Credit. (i) With respect to any Loan, the Administrative Agent shall have received a duly executed Dollar Revolving Loan Notice, Multicurrency Revolving Loan Notice, Tranche A Term Loan Interest Rate Selection Notice, Tranche B Term Loan Interest Rate Selection Notice or Swing Line Loan Notice, as the case may be, and (ii) with respect to any Letter of Credit, the Administrative Agent and the L/C Issuer shall have received a duly executed Letter of Credit Application.

(b) Representations and Warranties; No Defaults. The following statements shall be true on the date of such Loan or issuance of a Letter of Credit, both before and after giving effect thereto and, in the case of any Loan, to the application of the proceeds therefrom:

(i) the representations and warranties set forth in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date and shall be true and correct in all material respects on and as of any such date after the Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties are qualified as to materiality, in which case such representations and warranties shall be true and correct; and

(ii) no Default or Event of Default shall have occurred and be continuing.

Each submission by the Borrower Representative to the Administrative Agent of a Dollar Revolving Loan Notice, Multicurrency Revolving Loan Notice, Tranche A Term Loan Interest Rate Selection Notice, Tranche B Term Loan Interest Rate Selection Notice, Facilities Increase Notice or Swing Line Loan Notice, as the case may be, and the acceptance by the US Borrower or the Luxembourg Borrower, as applicable, of the proceeds of each Loan requested therein, and each submission by the US Borrower to a L/C Issuer of a Letter of Credit Application, and the issuance of each Letter of Credit requested therein, shall be deemed to constitute a representation and warranty by the US Borrower and the Luxembourg Borrower, as to the matters specified in clause (b) above on the date of the making of such Loan or the issuance of such Letter of Credit.

4.03 Determinations of Initial Borrowing Conditions. For purposes of determining compliance with the conditions specified in Section 4.01 (Conditions Precedent to Initial Credit Extensions), each Lender shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing or initial issuance of Letters of Credit hereunder specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of such Borrowing.

4.04 Conditions Precedent to Each Facilities Increase.

Each Facilities Increase is subject to the satisfaction of all of the following conditions precedent:

(a) Certain Documents. The Administrative Agent shall have received on or prior to the Facilities Increase Date for such Facilities Increase each of the following, each dated on or prior to such Facilities Increase Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:

(i) written commitments duly executed by the applicable Incremental Lenders in an aggregate amount equal to the amount of the proposed Facilities Increase (as agreed between the Borrower Representative and the Administrative Agent but in any case not to exceed, in the aggregate for all such Facilities Increases, the maximum amount set forth in Section 2.01(c) (Facilities Increase)) and, in the case of each Incremental Lender that is not an existing Lender at the time of the applicable Facilities Increase, an assumption agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower Representative and duly executed by the Borrower Representative, the Administrative Agent and such Incremental Lender;

(ii) subject to the requirements of Section 2.01(c) (Facilities Increase), an amendment to this Agreement, effective as of the Facilities Increase Date and executed by the Borrower Representative, the Administrative Agent and the applicable Incremental Lenders, to the extent necessary to implement the terms and conditions of the Facilities Increase (including interest rates, fees and scheduled repayment dates and maturity), as agreed by the Borrower Representative and the Administrative Agent;

(iii) certified copies of resolutions of the Board of Directors, the Board of Managers or Sole Member, as the case may be, of each Loan Party approving the consummation of such Facilities Increase and the execution, delivery and performance of the corresponding amendments to this Agreement and the other Loan Documents to be executed in connection therewith;

(iv) a favorable opinion of counsel for the Loan Parties, addressed to the Administrative Agent and the Lenders and in form and substance and from counsel reasonably satisfactory to the Administrative Agent;

(v) such other documents as the Administrative Agent may reasonably request or as any Incremental Lender participating in such Facilities Increase may reasonably require as a condition to its commitment in such Facilities Increase.

(b) Fee and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of (i) the Agents all fees and expenses (including Attorney Costs of the Agents) due and payable on or before the Facilities Increase Date (including all such fees described in the Agent Fee Letter) and (ii) the Lenders (including any Person becoming a Lender as part of such Facilities Increase on such Facilities Increase Date) all fees due and payable on or before the Facilities Increase Date (including all such fees described in the Fee Letters).

(c) Conditions to Each Credit Extension. (i) The conditions precedent set forth in Section 4.02 (Conditions Precedent to Each Credit Extension) shall have been satisfied both before and after giving effect to such Facilities Increase, (ii) such Facilities Increase shall be made on the terms and conditions set forth in Section 2.01(c) (Facilities Increase) and (iii) the US Borrower shall be in compliance with Section 7.13 (Financial Covenants) on such Facilities Increase Date for the most recently ended fiscal quarter for which financial statements are available pursuant to Section 6.01(a) or (b) (Financial Statements), on a pro forma basis both before and after giving effect to such Facilities Increase.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The US Borrower and the Luxembourg Borrower represent and warrant to the Administrative Agent and the Lenders (except in the case of any Immaterial Foreign Joint Venture and any Immaterial Foreign Subsidiary) that:

5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party (a) is a corporation, limited partnership, partnership or limited liability company duly organized or formed, validly existing and in good standing (except with respect to the Luxembourg Borrower to the extent such concept is not applicable in Luxembourg) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals (i) to execute and deliver, and perform its obligations under, the Loan Documents to which it is a party and (ii) except where the failure to have such power and authority, governmental license, authorization, consent or approval could not reasonably be expected to have a Material Adverse Effect, to own its assets and carry on its business, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, except where the failure so to qualify or be licensed could not reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all applicable Laws except where the failure to be in compliance with such Laws would not, in the aggregate, have a Material Adverse Effect.

5.02 Authorization; No Contravention. Except as set forth on Schedule 5.02 (Conflicts), the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party, have been duly authorized by all necessary corporate or other Organizational Action (including the consent of stockholders where required), and do not and will not (i) contravene or violate any of the terms of any of such Person’s Constituent Documents, (ii) conflict with or result in any breach or contravention of, constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation to which the Person is a party, except to the extent such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect, (iii) result in the creation or imposition of any Lien upon any property of such Person or any of its Subsidiaries except for any Permitted Liens, or (iv) violate any Law (including Regulations T, U and X of the FRB) or order, injunction, writ or decree of any Governmental Authority or arbitral award to which such Person or its property is subject, except to the extent such violation could not reasonably be expected to have a Material Adverse Effect.

5.03 Governmental and Third-Party Authorization. No further approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document except, (i) those that have not been obtained or effected and with respect to which the failure so to obtain or effect could not reasonably be expected to have a Material Adverse Effect, (ii) in case of the presentation of any Loan Document, either directly or by way of reference to a Luxembourg court or autorité constituée, where such court or autorité constituée may require registration of all or part of the Loan Documents with the Administration de l’Enregistrement et des Domaines in Luxembourg, registration duties at a fixed rate of EUR 12 or at an ad valorem rate depending on the nature of the Loan Document may become due and payable or (iii) with respect to filings and recordings with respect to Collateral to be made or otherwise delivered to the Administrative Agent for filing and/or recordation as of or after the Closing Date.

5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as the enforceability thereof may be limited by public policy, applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws relating to or affecting creditors’ rights generally and by the application of general equitable principles (whether considered in proceedings at Law or in equity).

5.05 Financial Statements; No Material Adverse Effect.

(a) Each of the Audited Financial Statements (i) was prepared in accordance with Applicable Accounting Standards consistently applied with respect to accounting principles throughout the period covered thereby, except as otherwise expressly noted therein and (ii) fairly present in all material respects the financial condition of the US Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby,

(b) Since December 31, 2010, there has been no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

5.06 Litigation. There are no actions, investigations, suits, proceedings, claims or disputes pending or, to the knowledge of the US Borrower or any of the Guarantors, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the US Borrower or any of its Subsidiaries or against any of their properties or revenues that could reasonably be expected to have a Material Adverse Effect.

5.07 No Default. Neither the US Borrower nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the Closing Transactions or the other transactions contemplated by this Agreement or any other Loan Document.

5.08 Ownership of Property; Liens. Each of the US Borrower and the other Loan Parties has good record and marketable title in fee to, or valid leasehold interests in, all Real Property necessary or used in the ordinary conduct of its business, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Closing Date, the property of the US Borrower and the other Loan Parties are subject to no Liens, other than Permitted Liens.

5.09 Environmental Compliance. Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect,

(a) none of the US Borrower or any of its Subsidiaries has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license, authorization, variance or other approval required under any Environmental Law,

(b) none of the US Borrower or any of its Subsidiaries has become subject to any Environmental Liability (including any such liability assumed under a Contractual Obligation or by operation of Law) or, has received notice of any pending or threatened Environmental Claim against the US Borrower or any of its Subsidiaries or otherwise related to its properties or operations, and

(c) there are no past or present actions, activities, circumstances, conditions, events or incidents, including the production, use, sale, storage, transportation, handling, Release, threatened Release, or presence of any Hazardous Materials, that would reasonably be expected to (i) form the basis of any Environmental Claim against the US Borrower or any of its Subsidiaries (ii) prevent the US Borrower’s or any of its Subsidiaries’ continued compliance with Environmental Laws or (iii) require the US Borrower or its Subsidiaries to incur Environmental Liabilities or other capital or operating expenditures in order to achieve or maintain compliance with applicable Environmental Laws under current operational conditions.

5.10 [Reserved].

5.11 Taxes. The US Borrower and its Subsidiaries, other than Domestic Subsidiaries listed on Schedule 7.04(c) (Dormant Domestic Subsidiaries), have filed (or had filed on their behalf) with the appropriate Governmental Authorities all material U.S. Federal, material state and other material tax returns and reports (collectively, the “Tax Returns”) required to be filed by them (taking into account any extension obtained), and have paid all material U.S. Federal, material state and other material Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except (i) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with Applicable Accounting Standards or (ii) with respect to Subsidiaries that are not Loan Parties as could not reasonably be expected to have a Material Adverse Effect.

5.12 ERISA Compliance.

(a) Except as disclosed on Schedule 5.12 (ERISA Matters) or as could not reasonably be expected to result in a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal and State Laws, except for any required amendment for which the remedial amendment period as described in Section 401(b) of the Code has not yet expired, and (ii) each Foreign Plan is in compliance with the applicable provisions of Laws applicable to each such Foreign Plan. Except as disclosed on Schedule 5.12 (ERISA Matters) or as could not reasonably be expected to result in a Material Adverse Effect, each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the US Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Except as could not reasonably be expected to result in a Material Adverse Effect, the US Borrower and each ERISA Affiliate have made all required contributions in excess of $1,000,000 in the aggregate to each Plan subject to Section 412 or 430 of the Code or Section 302 or 303 of ERISA, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code or Section 302 of ERISA has been made with respect to any Plan.

(b) There are no pending or, to the best knowledge of the US Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that has had or could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur where such ERISA Event could reasonably be expected to have a Material Adverse Effect; (ii) except as disclosed in the US Borrower’s audited and unaudited financial statements furnished to the Administrative Agent and the Lenders pursuant to Sections 6.01(a) and (b) (Financial Statements) or as could not reasonably be expected to have a Material Adverse Effect, no Pension Plan has any Unfunded Pension Liability; (iii)

neither the US Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the US Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the US Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, in each case, except to the extent the foregoing could not reasonably be expected to result in costs or liabilities to the Loan Parties, taken as a whole, that would exceed, in the aggregate, the Threshold Amount.

5.13 Ownership of Subsidiaries.

(a) Set forth on Schedule 5.13 (Ownership of Subsidiaries) is a complete and accurate list showing, as of the Closing Date: (i) with respect to all Domestic Subsidiaries of the US Borrower, all Direct Foreign Subsidiaries of the US Borrower and the Luxembourg Borrower, the jurisdiction of its organization, the number of shares of each class of Stock authorized (if applicable), the number of such shares outstanding on the Closing Date and the number and percentage of the outstanding shares of each such class owned (directly or indirectly) by the US Borrower; and (ii) with respect to all other Subsidiaries, the legal name of such Subsidiary. No Stock of any Subsidiary of the US Borrower is subject to any outstanding option, warrant, right of conversion or purchase of any similar right. As of the Closing Date, all of the outstanding Stock of each Subsidiary of the US Borrower owned (directly or indirectly) by the US Borrower has been validly issued, is fully paid and non-assessable (to the extent applicable) and is owned by the US Borrower or a Subsidiary of the US Borrower, free and clear of all Liens (other than the Lien in favor of the Secured Parties created pursuant to the Pledge and Security Agreement and other Permitted Liens arising by operation of Law), options, warrants, rights of conversion or purchase or any similar rights.

(b) As of the Closing Date, the US Borrower does not own or hold, directly or indirectly, any Stock of any Person other than such Subsidiaries and Investments permitted by Section 7.02 (Investments).

5.14 Margin Regulations; Investment Company Act.

(a) The Borrowers are not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b) None of the US Borrower, any Person controlling the US Borrower, or any Subsidiary of the US Borrower is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940.

5.15 Disclosure. No statement, information, report, representation, or warranty made by any Loan Party in any Loan Document nor any written report, financial statement or certificate furnished to any Agent or any Lender by or on behalf of any Loan Party in, or in connection with, any Loan Document (in each case, as modified or supplemented by other information so furnished and taken as a whole), except with respect to financial projections concerning the US Borrower and its Subsidiaries, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, in each case as of the date such information is provided. In the case of financial projections concerning the US Borrower and its Subsidiaries, such financial projections have been prepared in good faith based upon assumptions the US Borrower believes to be reasonable at the time such projections were made.

5.16 Intellectual Property; Licenses, Etc. Except as would not reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate, as of the Closing Date, each of the US Borrower and its Subsidiaries owns, or possesses the right to use, all Intellectual Property that is reasonably necessary for the operation of their respective businesses. As of the Closing Date, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the US Borrower, threatened, that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. As of the Closing Date, to the knowledge of the US Borrower, (i) neither the US Borrower or any of its Subsidiaries are infringing upon, misappropriating or otherwise violating any Intellectual Property rights of any Person, and (ii) no Person is infringing upon, misappropriating or otherwise violating any Intellectual Property rights of the US Borrower or any of its Subsidiaries, except, in each case, as would not reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate.

5.17 Labor Matters.

(a) There are no strikes, work stoppages, slowdowns or lockouts pending nor threatened against or involving the US Borrower or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

(b) There are no unfair labor practices, arbitrations, grievances or complaints pending, or, to the US Borrower’s knowledge, threatened, against or involving the US Borrower or any of its Subsidiaries, other than those that, in the aggregate, would not have a Material Adverse Effect.

5.18 Solvency. On and as of the Closing Date, the US Borrower and each of the Subsidiaries on a consolidated basis are Solvent, measured after giving effect to (i) the initial Credit Extensions made on the Closing Date hereunder, and (ii) the consummation of the other Closing Transactions.

5.19 Use of Proceeds. The proceeds of the Term Loans and a portion of the Revolving Loans not to exceed $50,000,000 (exclusive of the Existing Letters of Credit) received on the Closing Date are being used by the US Borrower to consummate the Closing Transactions. The proceeds of the Dollar Revolving Loans, Multicurrency Revolving Loans, Swing Line Loans and the Letters of Credit, and of any Incremental Term Loans made pursuant to any Facilities Increase, received after the Closing Date are being used by the applicable Borrower solely for working capital and other general corporate purposes (including the making of Permitted Acquisitions, to fund, in part, the Tender Offer (as defined in the First Amendment), should it occur, and to pay fees and expenses in connection with the First Amendment and the Tender Offer); provided, however, that the proceeds of Swing Line Loans shall not be used to refinance outstanding Swing Line Loans.

5.20 Subordinated Indentures. The Obligations constitute “Senior Debt” (or, in the case of Subordinated Indentures entered into after the Closing Date, if any, “Senior Debt” or other comparable term) as defined in the Subordinated Indentures.

5.21 OFAC. None of the US Borrower or any Subsidiary of the US Borrower is (i) named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or (ii)(A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a Person resident in a country, in each case, in this clause (ii) that is subject to a sanctions program identified on the list maintained by the U.S.

Department of the Treasury’s Office of Foreign Assets Control and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise published from time to time, as such program may be applicable to such agency, organization or Person, and the proceeds from the Credit Extensions made pursuant to this Agreement will not be used to fund any operations in, finance any investments or activities in, or make any payments to, any such country or Person to the extent prohibited by applicable law.

ARTICLE VI

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Revolving Credit Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (other than Contingent Obligations consisting of continuing indemnities and other Contingent Obligations of the Borrowers or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement), the US Borrower and the Luxembourg Borrower (other than in the case of Sections 6.01 (Financial Statements) and 6.02 (Certificates; Other Information)) shall, and the US Borrower shall (except in the case of the covenants set forth in Sections 6.01 (Financial Statements), 6.02 (Certificates; Other Information) and 6.03 (Notices)) cause each of its Subsidiaries (other than, for purposes of Sections 6.04, 6.05, 6.06, 6.07, 6.08, 6.09, 6.10, 6.11, 6.14, 6.16, 6.17, 6.19 and 6.20, any Immaterial Foreign Subsidiaries or Immaterial Foreign Joint Venture) to:

6.01 Financial Statements. In the case of the Borrower Representative, deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent:

(a) promptly after available, but in any event within ninety (90) days after the end of each fiscal year of the US Borrower (commencing with the fiscal year of the US Borrower ending on December 31, 2011), a consolidated balance sheet of the US Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, cash flows and Stockholders’ Equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with Applicable Accounting Standards, and audited and accompanied by a report and opinion of the Borrower’s Accountants, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any qualifications or exceptions as to the scope of the audit or the going concern status of the Borrowers nor to any other qualifications and exceptions not reasonably acceptable to the Required Lenders; and

(b) promptly after available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the US Borrower, an unaudited consolidated balance sheet of the US Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, cash flows and Stockholders’ Equity for such fiscal quarter and for the portion of the US Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower Representative as fairly presenting the financial condition, results of operations and cash flows of the US Borrower and its Subsidiaries in accordance with Applicable Accounting Standards, subject only to normal year end audit adjustments and the absence of footnotes.

6.02 Certificates; Other Information. In the case of the Borrower Representative, deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

(a) promptly after the delivery of the financial statements referred to in Section 6.01(a) (Financial Statements), a certificate of the Borrower’s Accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default under the financial covenants set forth in Section 7.13 (Financial Covenants) or, if any such Default or Event of Default shall exist, stating the nature and status of such Default or Event of Default (which may be limited to the extent consistent with accounting industry practices generally followed or policies of the Borrower’s Accountants);

(b) promptly after the delivery of the financial statements referred to in Sections 6.01(a) and (b) (Financial Statements), a duly completed Compliance Certificate signed by a Responsible Officer of the US Borrower, and, if such Compliance Certificate demonstrates an Event of Default of any covenant under Section 7.13 (Financial Covenants), the US Borrower may deliver, together with such Compliance Certificate, notice of its intent to cure (a “Notice of Intent to Cure”) such Event of Default pursuant to Section 7.13(c); provided that the delivery of a Notice of Intent to Cure shall in no way affect or alter the occurrence, existence or continuation of any such Event of Default or the rights, benefits, powers and remedies of the Administrative Agent and the Lenders under any Loan Document; and

(c) promptly, such additional information regarding the business, financial or corporate affairs of the US Borrower or any of its Subsidiaries as the Administrative Agent, at the reasonable request of any Lender, may from time to time request.

Each document required to be delivered pursuant to Section 6.01(a) or (b) (Financial Statements) shall be deemed to have been delivered on the date on which the US Borrower posts such document on its website at www.jarden.com, or when such document is posted on the Commission’s website at www.sec.gov (the “SEC Website”) or on an Approved Electronic Platform (each of the foregoing an “Informational Website”); provided, that the Borrower Representative shall deliver paper copies of all such documents to the Administrative Agent or any Lender that requests the Borrower Representative to deliver such paper copies until a request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above in this paragraph, and in any event shall have no responsibility to monitor compliance by the Borrower Representative with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

6.03 Notices.

(a) In the case of the Borrower Representative, promptly after a Responsible Officer of any Loan Party obtains knowledge thereof, notify the Administrative Agent:

(i) of the occurrence of any Default or Event of Default;

(ii) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (A) breach or non-performance of, or any default under, any of the Loan Documents or any other Contractual Obligation of the US Borrower or any of its Subsidiaries; or (B) any dispute, litigation, investigation, proceeding or suspension between the US Borrower or any of its Subsidiaries and any Governmental Authority;

(iii) of any litigation, investigation or proceeding affecting the US Borrower or any of its Subsidiaries in which the potential liability affecting such Borrower or such Subsidiary (excluding amounts covered by applicable Insurance Coverage as to which no reservation of rights is in effect) could reasonably be expected to have a Material Adverse Effect, or in which injunctive relief or similar relief is sought, which relief, if granted, could reasonably be expected to have a Material Adverse Effect;

(iv) of the occurrence of any ERISA Event that could reasonably be expected to have a Material Adverse Effect;

(v) of any change in accounting policies or financial reporting practices by the US Borrower or any of its Subsidiaries when the US Borrower is required to notify the Administrative Agent pursuant to Section 1.03 (Accounting Terms);

(vi) from and after the Closing Date of any (A) violation or alleged violation by the US Borrower or any of its Subsidiaries of any applicable Environmental Laws; (B) Release or threatened Release of Hazardous Materials by the US Borrower or any of its Subsidiaries, or by any Person handling, transporting or disposing of any Hazardous Materials on behalf of the US Borrower or any of its Subsidiaries, or at any facility or property owned or leased or operated by the US Borrower or any of its Subsidiaries; (C) liability or alleged liability of the US Borrower or any of its Subsidiaries for the costs of any Remedial Action; or (D) the commencement of, or any material development in, any litigation or proceeding affecting the US Borrower or any of its Subsidiaries, including pursuant to any applicable Environmental Laws except to the extent any of the matters in clauses (A) through (D) could not reasonably be expected to have a Material Adverse Effect; and

(vii) of any (A) material labor dispute to which the US Borrower or any of its Subsidiaries is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person’s plants and other facilities, and (B) Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any such Person, in each case, that could reasonably be expected to result in a Material Adverse Effect.

(b) No later than five (5) Business Days (or such longer period as agreed to by the Borrower Representative and the Administrative Agent) after any Disposition of property in accordance with Section 7.05(c) and 7.05(o) with a Fair Market Value in excess of the Threshold Amount, the Borrower Representative shall notify the Administrative Agent in writing (a) describing such Disposition or the nature and material terms and conditions of such transaction and (b) stating the Net Proceeds received by the US Borrower or any of its Subsidiaries.

(c) The Borrower Representative shall provide any Agent or any Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of the US Borrower or any of its Subsidiaries as such Agent or such Lender, solely through the Administrative Agent may from time to time reasonably request.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower Representative setting forth details of the occurrence referred to therein and stating what action the US Borrower or any of its Subsidiaries has taken and proposes to take with respect thereto, and with respect to matters in clause (a)(vi), copies of all related notices, complaints, orders, directives, claims and citations that the Administrative Agent reasonably requests. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement or other Loan Document that have been breached.

6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, obligations and liabilities (other than obligations and liabilities of any Securitization Entity), including (i) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with Applicable Accounting Standards are being maintained by the US Borrower or such Subsidiary and (ii) all lawful claims which, if unpaid, would by Law become a Lien (other than during the period in which such Lien may be a Permitted Lien) upon its property, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with Applicable Accounting Standards are being maintained by the US Borrower or such Subsidiary and foreclosure or other enforcement of such Liens in respect of the Collateral have not commenced or have been effectively stayed, except in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.05 Preservation of Existence, Etc. Preserve, renew and maintain in full force and effect its legal existence and good standing (except with respect to the Luxembourg Borrower to the extent such concept is not applicable in Luxembourg) under the Laws of the jurisdiction of its organization; take all reasonable action to maintain all rights, privileges, Permits and franchises necessary in the normal conduct of its business, and preserve or renew all of its registered Material Intellectual Property, except in each case (i) in a transaction permitted by Section 7.04 (Fundamental Changes) or Section 7.05 (Dispositions) or (ii) to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, except in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.07 Maintenance of Insurance. (a) Maintain Insurance Coverage with a Captive Insurance Entity (to the extent such Captive Insurance Entity is created and capitalized in accordance with the terms of this Agreement) and/or financially sound and reputable insurance or reinsurance companies or associations (as applicable) that are not Affiliates of the US Borrower, with respect to its properties and business covering such risks, losses or damages as are, in the reasonable business judgment of the US Borrower, appropriate for a business of the size and character of the US Borrower and its Subsidiaries, and, in any event, all insurance required by any Collateral Document and (b) cause all such Insurance Coverage (other than any self-insurance programs) and, if applicable, reinsurance, to name the Administrative Agent on behalf of the Secured Parties as additional insured or lender’s loss payee, as appropriate, and use commercially reasonable efforts to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after thirty (30) days’ written notice thereof to the Administrative Agent.

6.08 Compliance with Laws and Contractual Obligations. Comply in all material respects with the requirements of all Laws (including Environmental Laws) and Contractual Obligations applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or Contractual Obligation is being contested in good faith by appropriate proceedings diligently conducted or a bona fide dispute exists with respect thereto; or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09 Books and Records. Maintain proper books of record and account, in which true and complete entries shall be made of all financial transactions and matters involving the assets and business of the US Borrower or such Subsidiary, as the case may be, pursuant to which financial statements in conformity with Applicable Accounting Standards consistently applied with respect to accounting principles can be created.

6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender (who must be accompanied by the Administrative Agent) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at reasonable times during normal business hours as often as may be reasonably desired, and upon reasonable advance notice to the Borrower Representative, and (subject to the following proviso) (a) at the expense of the US Borrower one time per year in the case of inspection by the Administrative Agent or such other Lender as it may designate, and (b) otherwise at the expense of the Lenders; provided, however, that when a Default or Event of Default has occurred and is continuing the Administrative Agent (or any of its representatives or independent contractors) or any Lender (who must be accompanied by the Administrative Agent) may do any of the foregoing at the sole expense of the US Borrower at any time during normal business hours and without advance notice. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrowers or any Subsidiary will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that is subject to attorney-client or similar privilege or constitutes attorney work product.

6.11 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal and State Laws, and maintain each Foreign Plan in compliance in all material respects with the applicable provisions of Laws applicable to each such Foreign Plan; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 or 430 of the Code or Section 302 or 303 of ERISA, in each case unless the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

6.12 Use of Proceeds. Use the entire amount of the proceeds of the Loans and other Credit Extensions as provided in Section 5.19 (Use of Proceeds).

6.13 [Reserved].

6.14 New Subsidiaries and Pledgors. (a) To the extent not delivered to the Administrative Agent on or before the Closing Date (including in respect of after-acquired property and Persons that become Subsidiaries of any Loan Party after the Closing Date), the US Borrower agrees promptly (and in any event, within sixty (60) days of the Closing Date or the date of acquisition of such property or Persons (or such later date as may be agreed to by the Administrative Agent)) to do, or cause each Subsidiary of the US Borrower to do, each of the following, unless otherwise agreed by the Administrative Agent:

(i) deliver to the Administrative Agent such duly-executed supplements and amendments to the Guaranty (or, in the case of any Subsidiary of any Loan Party that is not a Domestic Subsidiary or that holds shares in any Person that is not a Domestic Subsidiary, foreign guarantees and related documents), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent deems necessary or advisable in order to ensure that each Domestic Subsidiary of each Loan Party and each material Direct Foreign Subsidiary which has guaranteed any Indebtedness of the US Borrower guarantees, as primary obligor and not as surety, the full and punctual payment when due of the Obligations or any part thereof; provided, however, that in no event shall any Excluded Subsidiary or Foreign Subsidiary be required to guaranty the payment of the Obligations, unless (x) the US Borrower and the Administrative Agent otherwise agree or (y) such Excluded Subsidiary or Foreign Subsidiary has guarantied any Indebtedness of the US Borrower;

(ii) deliver to the Administrative Agent such duly-executed joinder and amendments to the Pledge and Security Agreement and, if applicable, other Collateral Documents (or, in the case of any such Subsidiary of any Loan Party that holds shares in any Person that is not a Domestic Subsidiary, other additional Collateral Documents under United States Law), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent deems necessary or advisable in order to (A) effectively grant to the Administrative Agent, for the benefit of the Secured Parties, a valid, perfected and enforceable first-priority security interest, subject to any Permitted Liens, in the Stock and Stock Equivalents and other debt Securities owned by the US Borrower or any Guarantor and (B) effectively grant to the Administrative Agent, for the benefit of the Secured Parties, a valid, perfected and enforceable first-priority security interest, subject to any Permitted Liens, in all property interests and other assets of the US Borrower or any Guarantor (or Person who becomes a Guarantor), other than Excluded Property; provided, however, that in no event shall the US Borrower or any Guarantor be required to pledge (I) in excess of sixty-five percent (65%) of the outstanding Voting Stock of any Direct Foreign Subsidiary to the extent the pledge of any greater percentage would result in material adverse tax consequences to the US Borrower, (II) unless such Stock is otherwise held by the US Borrower or any Guarantor, any of the Stock of any Non-U.S. Person that is a Subsidiary of such Direct Foreign Subsidiary, (III) in connection with any International Holding Company, (A) any Voting Stock of such International Holding Company in excess of sixty-five percent (65%) of the total outstanding Voting Stock of such International Holding Company to the extent the pledge of any greater percentage would result in material adverse tax consequences to the US Borrower and (B) all of the Voting Stock that such International Holding Company owns in its Subsidiaries that are Non-U.S. Persons, (IV) any assets of any Foreign Subsidiary, unless (x) in the case of any of the foregoing clauses (I), (II), (III) or (IV), the US Borrower and the Administrative Agent otherwise agree or (y) in the case of any of the foregoing clauses (I), (II) or (IV), the pledgor thereof is a Foreign Subsidiary and a Guarantor; provided, further, however, that with respect to security interests in Stock and Stock Equivalents in any Person that is not, directly or indirectly, wholly-owned by the US Borrower, the Administrative Agent may waive the requirement in clause (A) or (B) above if the Administrative Agent shall determine, in its sole discretion, that the time, difficulty and/or cost of perfecting such security interests (including the costs of obtaining necessary consents and approvals from other holders of equity interest in such Persons) or other consequences (including any material adverse tax consequences) outweigh the collateral value thereof;

(iii) deliver to the Administrative Agent all certificates, instruments and other documents representing all Pledged Stock, Pledged Notes and all other Stock, Stock Equivalents and other debt Securities being pledged pursuant to the joinders, amendments and agreements, if any, executed pursuant to clause (ii) above, together with (A) in the case of certificated Pledged Stock and other certificated Stock and Stock Equivalents, undated stock powers endorsed in blank and (B) in the case of Pledged Notes and other certificated debt Securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of such Loan Party or such Subsidiary thereof, as the case may be;

(iv) to take such other actions necessary or advisable to ensure the validity or continuing validity of the guaranties required to be given pursuant to clause (i) above or to create, maintain or perfect the security interest required in the United States to be granted pursuant to clause (ii) above, including the filing of UCC financing statements in such jurisdictions as may be required by the Collateral Documents or by Law or as may be reasonably requested by the Administrative Agent; and

(v) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

(b) Notwithstanding anything contained in Section 6.14(a) above, unless an Event of Default is continuing and the Administrative Agent shall have requested compliance herewith, no Immaterial Subsidiary shall be required (i) to be a Guarantor hereunder or (ii) to comply with any of the provisions of Section 6.14(a) and neither the US Borrower nor any Guarantor shall be required to deliver to the Administrative Agent the certificates evidencing the Stock or Stock Equivalents of any such Immaterial Subsidiary owned by such Person; provided that in the event any Subsidiary ceases at any time to be an Immaterial Subsidiary, not later than sixty (60) days after such Subsidiary ceases to be an Immaterial Subsidiary (or such later date as may be agreed to in writing by the Administrative Agent), (i) such Subsidiary shall comply with the provisions of Section 6.14(a) and (ii) the US Borrower or the applicable Guarantor shall deliver to the Administrative Agent the certificates evidencing the Stock or Stock Equivalents of such Subsidiary owned by the US Borrower or such Guarantor in accordance with Section 6.14(a) above.

(c) Notwithstanding anything contained in Section 6.14 above, no Securitization Entity shall be required at any time (i) to be a Guarantor hereunder or (ii) to comply with any of the provisions of Section 6.14(a); provided, that the US Borrower or any Guarantor holding the Stock or Stock Equivalents of any Subsidiary that is a Securitization Entity shall be required to deliver to the Administrative Agent the certificates evidencing the Stock or Stock Equivalents of such Securitization Entity owned by such Person; and provided, further, that in the event any such Subsidiary ceases at any time to be a Securitization Entity, not later than sixty (60) days after such Subsidiary ceases to be a Securitization Entity (or such later date as may be agreed to in writing by the Administrative Agent), such Subsidiary shall comply with the provisions of Section 6.14(a), unless such Securitization Entity is an Immaterial Subsidiary and meets the requirements of Section 6.14(b).

(d) Notwithstanding anything contained in Section 6.14(a) above, unless an Event of Default is continuing and the Administrative Agent shall have requested compliance herewith, neither the US Borrower nor any Guarantor shall be required to deliver to the Administrative Agent the certificates evidencing the Stock or Stock Equivalents of any Immaterial Foreign Subsidiary owned by such Person and acquired after the Closing Date (or execute and deliver foreign charges or foreign pledge or security agreements in respect of the Stock or Stock Equivalents of any such Immaterial Foreign Subsidiary); provided that in the event any Subsidiary ceases at any time to be an Immaterial Foreign Subsidiary, not later than sixty (60) days after such Subsidiary ceases to be an Immaterial Foreign Subsidiary (or such later date as may be agreed to by the Administrative Agent), the US Borrower or the applicable Guarantor shall deliver to the Administrative Agent the certificates evidencing the Stock or Stock Equivalents of such Subsidiary owned by the US Borrower or such Guarantor (and execute and deliver to the Administrative Agent supplements to the Pledge and Security Agreement in respect of the Stock or Stock Equivalents of such Subsidiary) in accordance with, and to the extent required by, Section 6.14(a) above (without regard to this clause (d)).

6.15 [Reserved].

6.16 Real Property.

(a) (i) Comply in all material respects with all of their respective material obligations under all of their respective Leases relating to material manufacturing facilities now or hereafter held respectively by them, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect and (ii) not assign or sublet any Lease if such assignment or sublet would have a Material Adverse Effect.

(b) Upon written request of the Administrative Agent, the US Borrower shall, and shall cause such Subsidiary to, provide environmental information to the Administrative Agent with respect to any material Real Property initially leased or acquired after the Closing Date by the US Borrower or any Guarantor, in form and substance reasonably satisfactory to the Administrative Agent.

6.17 Interest Rate Protection. The Borrowers shall, within one hundred eighty (180) days after the Closing Date, obtain interest rate protection if and only to the extent necessary through one or more Swap Contracts (including Swap Contracts existing on the Closing Date), on terms and with counterparties reasonably satisfactory to the Administrative Agent such that, for a period of thirty (30) months after the Closing Date, at least thirty percent (30%) of the sum of all Consolidated Funded Indebtedness of the US Borrower is effectively paid on a fixed rate basis.

6.18 [Reserved].

6.19 Immaterial Subsidiaries. The US Borrower may from time to time designate any one or more of its Domestic Subsidiaries as an Immaterial Subsidiary (or withdraw any such designation) by delivering a written notice of such designation (or withdrawal of designation) to the Administrative Agent on or prior to the date of such designation. Any such notice shall (a) specify the effective date of such designation or withdrawal of designation, (b) specify each Subsidiary so designated pursuant to such notice, (c) specify each Subsidiary with respect to which its previous designation as an Immaterial Subsidiary is being withdrawn, (d) specify a list of all Subsidiaries which are Immaterial Subsidiaries after giving effect to such designation or withdrawal of designation, as the case may be, (e) certify that no Default or Event of Default shall have occurred and be continuing before and immediately after giving effect to such designation or withdrawal of designation or would result therefrom and (f) certify compliance with clauses (i) and (ii) of the definition of “Immaterial Subsidiary” and, upon the request of either Agent, provide supporting calculations in reasonable detail.

6.20 Further Assurances. At the US Borrower’s cost and expense, upon the reasonable request of the Administrative Agent, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement, the Guaranty, the Collateral Documents and the other Loan Documents.

6.21 Immaterial Foreign Subsidiaries. The US Borrower may from time to time designate any one or more of its Foreign Subsidiaries as an Immaterial Foreign Subsidiary (or withdraw any such designation) by delivering a written notice of such designation (or withdrawal of designation) to the Administrative Agent on or prior to the date of such designation. Any such notice shall (a) specify the effective date of such designation or withdrawal of designation, (b) specify each Subsidiary so designated pursuant to such notice, (c) specify each Subsidiary with respect to which its previous designation as an Immaterial Foreign Subsidiary is being withdrawn, (d) specify a list of all Subsidiaries which are designated as Immaterial Foreign Subsidiaries after giving effect to such designation or withdrawal of designation, as the case may be, (e) certify that no Default or Event of Default shall have occurred and be continuing before and immediately after giving effect to such designation or withdrawal of designation or would result therefrom and (f) certify compliance with clauses (i) and (ii) of the definition of “Immaterial Foreign Subsidiary” and, upon the request of either Agent, provide supporting calculations in reasonable detail.

6.22 Proceeds of Certain Indebtedness. For so long as Term Loans remain outstanding, an amount equal to the amount of Permitted Senior Note Net Debt Proceeds and Permitted Unsecured Net Debt Proceeds shall be used on or prior to the second anniversary of the applicable Debt Issuance for any or all of the following purposes: (i) to consummate one or more Permitted Acquisitions, (ii) make optional prepayments of Term Loans pursuant to Section 2.06(b) (Optional Prepayment of the Term Loans), (iii) to the extent any Term Loans are outstanding on the second anniversary of such Debt Issuance, make a prepayment of the Loans pursuant to the provisions of clauses (a) through (d) of Section 2.06(e) (Mandatory Prepayments) and/or (iv) make optional prepayments, redemptions or other Bond Repurchases of Permitted Senior Notes or Bond Repurchases of unsecured Indebtedness incurred pursuant to clause (h)(III) of Section 7.03 (Indebtedness).

ARTICLE VII

NEGATIVE COVENANTS

So long as any Lender shall have any Revolving Credit Commitment hereunder, any Loan or other Obligation shall remain unpaid or unsatisfied (other than Contingent Obligations consisting of continuing indemnities and other Contingent Obligations of the US Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement), or any Letter of Credit shall remain outstanding, none of the Borrowers shall, nor shall the US Borrower permit any of its Subsidiaries (other than, for purposes of Sections 7.01, 7.02 (other than clause (d)(iv) thereof), 7.03, 7.04, 7.05, 7.07, 7.08, 7.09, 7.10, 7.16, 7.19, 7.20 and 7.21, any Immaterial Foreign Subsidiary or any Immaterial Foreign Joint Venture) to, directly or indirectly:

7.01 Liens. Create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (collectively, the “Permitted Liens”):

(a) Liens created or arising pursuant to the Collateral Documents or any other Loan Document;

(b) Liens existing as of the Closing Date and listed on Schedule 7.01 (Existing Liens) and any replacements, modifications, renewals or extensions thereof, provided that the property covered thereby is not increased in any material respect and any such replacement, modification, renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b) (Indebtedness);

(c) Liens for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with Applicable Accounting Standards;

(d) statutory Liens of landlords, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business for amounts which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with Applicable Accounting Standards;

(e) statutory Liens in respect of Foreign Plans incurred in the ordinary course of business and any pledges or deposits in the ordinary course of business in connection with workers’ compensation, employment and unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, or arising as a result of process payments under government contracts to the extent required or imposed by applicable Laws, all to the extent incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions and other similar encumbrances affecting Real Property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the Real Property, taken as a whole, subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person conducted and proposed to be conducted at such Real Property;

(h) Liens securing judgments for the payment of money in an aggregate amount not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer does not dispute coverage other than pursuant to customary reservation of rights), provided that the judgments secured shall, within sixty (60) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within sixty (60) days after the expiration of any such stay;

(i) Liens securing Indebtedness owing by any Subsidiary that is not a Guarantor to the US Borrower or any Guarantor;

(j) encumbrances arising under Leases or subleases of Real Property that do not, in the aggregate, materially detract from the value of the Real Property, taken as a whole, to the business, operations or condition (financial or otherwise) of the applicable Person or materially interfere with the ordinary conduct of the business of the applicable Person conducted and proposed to be conducted at such Real Property;

(k) financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business;

(l) (i) Liens securing Indebtedness permitted under Section 7.03(d) (Indebtedness); provided that (A) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (B) the Indebtedness secured thereby does not exceed the cost or Fair Market Value, whichever is lower, of the property being acquired on the date of acquisition; and (ii) any Lien securing the renewal, extension, refinancing or refunding of any such Indebtedness without any change in the assets subject to such Lien and to the extent such renewal, extension, refinancing or refunding is permitted by Section 7.03 (Indebtedness);

(m) Liens granted pursuant to the Coleman IRB Documents; provided, that such Liens attach only to the property that is financed with the proceeds of the Coleman IRB Bonds;

(n) Liens granted by Coleman on its whole life insurance policies to secure cash surrender value loans to the extent permitted under Section 7.03(l) (Indebtedness);

(o) Liens on assets of any Subsidiary securing Indebtedness of such Subsidiary to the extent such Indebtedness is permitted by Section 7.03(k) (Indebtedness);

(p) Liens granted by a Subsidiary in favor of a licensor under any Intellectual Property license agreement entered into by such Subsidiary, as licensee, in the ordinary course of such Subsidiary’s business; provided, that (i) such Liens do not encumber any property other than the Intellectual Property licensed by such Subsidiary pursuant to the applicable license agreement and the property manufactured or sold by such Subsidiary utilizing such Intellectual Property and (ii) the value of the property subject to such Liens does not, at any time, exceed the Dollar Equivalent of $50,000,000 in the aggregate;

(q) Liens existing on assets acquired by the US Borrower or any of its Subsidiaries pursuant to any Permitted Acquisition; provided, that (i) such Liens secure Indebtedness permitted pursuant to Section 7.03 (Indebtedness) and (ii) such Liens attach at all times only to the same assets to which such Liens attached (and after-acquired property that is affixed or incorporated into the property covered by such Lien), and secure only the same Indebtedness or obligations that such Liens secured immediately prior to such Permitted Acquisition;

(r) prior to the date on which the applicable Permitted Acquisition is consummated, Liens arising from any escrow arrangement, on terms and conditions satisfactory to the Administrative Agent, pursuant to which the proceeds of any Equity Issuance or other funds used to finance all or a portion of such Permitted Acquisition are required to be held in escrow pending release to consummate such Acquisition;

(s) licenses, sublicenses, leases or subleases of Intellectual Property granted by the US Borrower or any of its Subsidiaries to the extent such licenses are permitted by Section 7.05 (Dispositions);

(t) Liens on (i) the assets of a Securitization Entity securing Indebtedness owing by any Securitization Entity pursuant to any Permitted Receivables Financing and (ii) any right, title and interest of any Originator (as such term is defined in the Securitization Facility Documents) in any Receivables and Related Assets transferred or intended to be transferred by such Originator pursuant to the Securitization Facility Documents;

(u) additional Liens so long as the aggregate principal amount of the obligations or claims secured thereby does not exceed the greater of $200,000,000 and two and one-half percent (2.5%) of Consolidated Total Assets at any time outstanding;

(v) Liens arising by virtue of any statutory, contractual or common law provision relating to banker’s liens, rights of set-off or similar rights (i) relating to the establishment of depository relations in the ordinary course of business with banks not given in connection with the issuance of Indebtedness for borrowed money and (ii) relating to pooled deposit or sweep accounts of US Borrower and any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of such party, so long as the aggregate principal amount of the obligations secured thereby does not exceed the Threshold Amount at any time outstanding;

(w) Liens securing Indebtedness permitted under Section 7.03(h)(II)(Indebtedness) provided that such Liens comply with the requirements of the definition of secured Permitted Senior Notes;

(x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; and

(y) Liens encumbering assets or property of (i) those entities listed on Schedule 7.04(c) that, individually or in the aggregate, are not material to the US Borrower and its Subsidiaries, taken as a whole, and (ii) those entities listed on Schedule 7.04(d).

Notwithstanding anything to the contrary in the foregoing, except for Liens granted to the Administrative Agent pursuant to the Collateral Documents or any other Loan Document or any Liens permitted under Section 7.01(y), none of the Borrowers or any other Loan Party shall create, incur, assume or suffer to exist any pledge of, or any other Lien (other than by operation of Law) upon, the Equity Securities of any International Holding Company or any Foreign Subsidiary of any International Holding Company.

7.02 Investments. Make any Investments, except:

(a) Investments that are existing as of the Restatement Date and listed on Schedule 7.02 (Existing Investments);

(b) Investments held by the US Borrower or such Subsidiary in the form of cash or Eligible Securities or cash equivalents (as defined pursuant to Applicable Accounting Standards) or in Deposit Accounts;

(c) loans or advances to officers, directors and employees of the US Borrower or any Subsidiaries of the US Borrower for travel, entertainment, relocation and analogous ordinary business purposes and in the ordinary course of business as presently conducted; provided, however, that the aggregate principal amount of all such loans and advances permitted pursuant to this clause (c) shall not exceed the Dollar Equivalent of $10,000,000 at any time outstanding;

(d) Investments of (i) any Subsidiary in the US Borrower, (ii) the US Borrower or any of its Subsidiaries in a Guarantor, (iii) any Subsidiary that is not a Guarantor in another Subsidiary that is not a Guarantor, or (iv) the US Borrower or any Guarantor in any Subsidiary or Joint Venture that is not a Guarantor in an amount not to exceed the Dollar Equivalent of the sum of (a) $200,000,000 and (b) the Applicable Amount in the aggregate at any time outstanding; provided that any Indebtedness in respect of such Investment is permitted under Section 7.03(e) (Indebtedness);

(e) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(f) Investments permitted by Section 7.04 (Fundamental Changes), including without limitation Investments in connection with Permitted Intercompany Transactions;

(g) Investments permitted by Section 7.07 (Restricted Payments);

(h) Investments in Permitted Acquisitions;

(i) Investments in Heracleo Naipes Fournier, a Subsidiary of Bicycle, in an amount not to exceed the Dollar Equivalent of $10,000,000;

(j) Investments constituting Contingent Obligations permitted by Section 7.03 (Indebtedness);

(k) Investments under Swap Contracts mandated by Section 6.17 (Interest Rate Contracts) and other Swap Contracts not otherwise prohibited by this Agreement;

(l) Investments made by Coleman under the Coleman IRB Documents, provided that the Coleman IRB Bonds are pledged to the Administrative Agent for the benefit of the Secured Parties; and

(m) Investments pursuant to the Intropack Agreement in an aggregate amount not to exceed $7,500,000;

(n) Investments in a Captive Insurance Entity; provided, however, that the aggregate amount of all such Investments made (i) during the period commencing on the date the Captive Insurance Entity is created and ending on the last day of the fiscal year in which such Captive Insurance Entity is created shall not exceed an amount to be agreed upon by the Administrative Agent and the US Borrower and (ii) during each fiscal year thereafter shall not exceed an amount to be agreed upon by the Administrative Agent and the US Borrower;

(o) Investments made or arising under or in connection with a Permitted Receivables Financing; provided, that the cash component of such Investments shall not exceed an aggregate principal amount of $5,000,000 at any time outstanding; and

(p) other Investments in an aggregate amount not to exceed, at any time, the Dollar Equivalent of the sum of (a) the greater of $250,000,000 and two and one-half percent (2.5%) of Consolidated Total Assets and (b) the Applicable Amount in the aggregate at any time outstanding.

7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness other than:

(a) Indebtedness under the Loan Documents (other than in respect of Swap Contracts);

(b) Indebtedness under the Subordinated Notes, Permitted Senior Notes and the other Indebtedness outstanding as of the Closing Date as disclosed on Schedule 7.03 (Outstanding Indebtedness) and any Permitted Refinancing of any of the foregoing Indebtedness;

(c) Contingent Obligations of (i) the US Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the US Borrower or any Guarantor, (ii) any Subsidiary that is not a Guarantor in respect of Indebtedness otherwise permitted hereunder of any Subsidiary, provided that with respect to each of the foregoing clauses (i) and (ii), such Contingent Obligations with respect to Indebtedness that is subordinated to the Obligations shall be subordinated to the same or greater extent, and (iii) the US Borrower or any of its Subsidiaries in the form of customary and commercially reasonable indemnification obligations incurred in good faith in connection with any prior acquisition that occurred prior to the Closing Date in accordance with the terms of the Existing Credit Agreement, any Permitted Acquisition or otherwise in connection with Contractual Obligations entered into in the ordinary course of business;

(d) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(l) (Liens); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed the Dollar Equivalent of the greater of $250,000,000 and two and one-half percent (2.5%) of Consolidated Total Assets;

(e) Indebtedness (i) of the US Borrower or any Guarantor owing to the US Borrower or any Guarantor, (ii) of any Subsidiary that is not a Guarantor owing to the US Borrower or any of its Subsidiaries, and (iii) of the US Borrower or any Guarantor owing to any Subsidiary that is not a Guarantor in an aggregate principal amount not to exceed the Threshold Amount at any time outstanding for all such Indebtedness permitted under this clause (iii);

(f) Indebtedness of the US Borrower arising under Stock or Stock Equivalents issued by the US Borrower so long as there is no obligation to purchase, redeem, retire, defease or otherwise purchase such Equity Securities prior to the one year anniversary of the Stated Tranche B1 Term Loan Maturity Date;

(g) obligations under Swap Contracts mandated by Section 6.17 (Interest Rate Contracts) and other Swap Contracts not otherwise prohibited by this Agreement; provided, that such Swap Contracts do not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(h) (I) unsecured Indebtedness that is subordinated in right of payment to the Obligations hereunder and otherwise on terms and conditions reasonably acceptable to the Administrative Agent; provided, that such Indebtedness shall not be permitted to be incurred unless, both immediately before and after the incurrence of such Indebtedness, (i) the US Borrower shall be in compliance with the financial covenants specified in Section 7.13 (Financial Covenants) on a pro forma basis after giving effect to such incurrence and the use of proceeds thereof, as shall be certified by a Responsible Officer of the Borrower Representative, together with supporting calculations in reasonable detail, (ii) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (iii) all representations and warranties contained in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects as though made on and as of the date of such incurrence, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date; (II) Indebtedness of the US Borrower under the Permitted Senior Notes and the other Permitted Senior Notes Documents, and of the Guarantors (so long as same remain Guarantors) under guarantees of the obligations of the US Borrower pursuant to the Permitted Senior Notes Documents to which they are a party (and any Permitted Refinancing of any of the foregoing Indebtedness), so long as (i) such Indebtedness is incurred in accordance with the requirements of the definition of Permitted Senior Notes, (ii) one hundred percent (100%) of the Net Proceeds thereof are applied to repay Loans in accordance with the requirements of Section 2.06(e)(iii) (Mandatory Prepayments), (iii) the Borrowers shall be in compliance with the financial covenants specified in Section 7.13 (Financial Covenants) on a pro forma basis immediately after giving effect to such incurrence and the use of proceeds thereof, as shall be certified by a Responsible Officer of the Borrower Representative, together with supporting calculations in reasonable detail, (iv) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (v) all representations and warranties contained in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects as though made on and as of the date of such incurrence, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date; and (III) unsecured Indebtedness; provided, that (A) such Indebtedness (w) matures at least three months after the latest maturity date of the Term Loans, (x) has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of each of the Tranche A Term Loans and the Tranche B Term Loans, (y) does not contain maintenance covenants that are more restrictive than Section 7.13 (Financial Covenants) and (z) if guaranteed, is guaranteed only by Subsidiaries of the US Borrower that are Guarantors and (B) one hundred percent (100%) of the Net Proceeds thereof are applied to repay Loans in accordance with the requirements of Section 2.06(e)(iii) (Mandatory Prepayments); provided, further that such Indebtedness shall not be permitted to be incurred unless, both immediately before and after the incurrence of such Indebtedness, (i) the US Borrower shall be in compliance with the financial covenants specified in Section 7.13 (Financial Covenants) on a pro forma basis after giving effect to such incurrence and the use of proceeds thereof, as shall be certified by a Responsible Officer of the Borrower Representative, together with supporting calculations in reasonable detail, (ii) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (iii) all representations and warranties contained in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects as though made on and as of the date of such incurrence, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date; provided, that, with respect to all Indebtedness incurred after the Restatement Date pursuant to clause (h)(II) or (h)(III) above, the requirement to apply one hundred percent (100%) of the Net Proceeds of such Indebtedness to repay the Loans as provided in clause (ii) above of Section 7.03(h)(II) or clause (B) above of Section 7.03(h)(III), as applicable, shall not apply to the first $1,000,000,000 of the aggregate Net Proceeds of such unsecured Indebtedness incurred after the Restatement Date pursuant to Section 7.03(h)(II) and Section 7.03(h)(III);

(i) any Permitted Acquisition Earn-Out and any Prior Acquisition Earn-Out;

(j) Indebtedness arising under any performance or surety bond or obligations in respect of letters of credit related thereto, in each case entered into in the ordinary course of business;

(k) Indebtedness incurred by (i) the US Borrower or any Domestic Subsidiary of the US Borrower, in an aggregate outstanding principal amount for all such Persons not to exceed the Dollar Equivalent of the greater of (x) $250,000,000 and (y) two and one-half percent (2.5%) of Consolidated Total Assets (for the avoidance of doubt, without taking into account any other Indebtedness permitted by this Section 7.03) at any time, (ii) any Luxembourg Borrower or any other Foreign Subsidiary of the US Borrower (including, without duplication, any Contingent Obligations of any Guarantor or any other Foreign Subsidiary in respect thereof) to the extent that the Dollar Equivalent of the aggregate outstanding principal amount of such Indebtedness (including any Indebtedness incurred pursuant to a Local Credit Facility) for all such Persons does not exceed the Dollar Equivalent of the greater of $500,000,000 and five percent (5%) of Consolidated Total Assets at any time, and (iii) Local Credit Facility Guaranty Obligations of the US Borrower in respect of any Local Credit Facility permitted under this Agreement; provided, however, that neither the incurrence of any Local Credit Facility nor the incurrence of any Local Credit Facility Guaranty Obligations shall be permitted unless, both immediately before and after the incurrence thereof, (A) the US Borrower shall be in compliance with the financial covenants specified in Section 7.13 (Financial Covenants) on a pro forma basis after giving effect to such Indebtedness and the use of proceeds thereof, (B) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (C) all representations and warranties contained in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects; provided, further, that in the case of the foregoing clause (ii), the Local Lenders in respect of each Local Credit Facility shall (either directly or indirectly by the applicable Local Agent) become bound by the terms of the Local Credit Facility Intercreditor Agreement;

(l) loans made to Coleman by the insurers under Coleman’s whole life insurance policies; provided, that such loans shall not be permitted unless (x) the amount of each such loan made with respect to a particular whole life insurance policy shall not exceed the cash surrender value of such policy, (y) the proceeds of each such loan shall be used to prepay in full the premiums due to the insurer for such policy and (z) such loan shall be secured by a Lien only on such policy;

(m) Indebtedness arising under Factoring Arrangements in an aggregate outstanding principal amount not to exceed $100,000,000;

(n) Indebtedness incurred by any Securitization Entity and arising under or in connection with a Permitted Receivables Financing;

(o) Indebtedness in respect of netting services, overdraft or similar protections and otherwise in connection with deposit accounts or sweep accounts in an outstanding aggregate principal amount not to exceed the Threshold Amount;

(p) (i) Indebtedness in an aggregate principal amount not to exceed $1,000,000,000 (I) of a Person or Indebtedness attaching to the assets of a Person that, in either case, becomes a Loan Party or becomes or is merged into or consolidated with a Subsidiary after the Restatement Date as the result of a Permitted Acquisition or (II) attaching to assets that are acquired by any Loan Party after the Restatement Date as the result of a Permitted Acquisition; provided that (w) such Indebtedness existed at the time such Person became a Loan Party or became or was merged into or consolidated with a Subsidiary or at the time such assets were acquired and, in each case, was not created in contemplation thereof, (x) such Indebtedness is only secured by the assets acquired in the applicable Permitted Acquisition (including any acquired Equity Interests), (y) both immediately prior and after giving effect thereto no Default or Event of Default shall exist or result therefrom and (z) such Indebtedness is not guaranteed in any respect by any Loan Party (other than (A) by any such Person that so becomes a Subsidiary or (B) to the extent any Loan Party is otherwise permitted to guaranty such Indebtedness under another provision under this Section 7.03 (Indebtedness)) and (ii) any Permitted Refinancing of Indebtedness incurred pursuant to clause (i) above; and

(q) other Indebtedness so long as immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, the Total Leverage Ratio determined on a pro forma basis is not greater than the then current Total Leverage Ratio set forth in Section 7.13(a).

7.04 Fundamental Changes. Except in connection with a Permitted Acquisition or a Permitted Intercompany Transaction, (i) merge with any Person, (ii) consolidate with any Person, (iii) acquire all or substantially all of the Stock or Stock Equivalents of any Person or (iv) acquire all or substantially all of the assets of any Person or all or substantially all of the assets constituting the business of a division, branch or other unit operation of any Person.

7.05 Dispositions. In each case subject to Section 7.20 (Status of Borrowers), make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of damaged, obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions by the US Borrower or any of its Subsidiaries of property which is replaced by property of substantially equivalent or greater utility and value within one hundred and twenty (120) days of the date of Disposition thereof, provided that if the Dollar Equivalent of the Fair Market Value of the property so disposed of is greater than the Threshold Amount, the Administrative Agent shall have received notice of such Disposition from the US Borrower in accordance with the terms set forth in Section 6.03(b);

(d) Dispositions of property (i) by any Subsidiary to the US Borrower (to the extent permitted by Section 7.20 (Status of Borrowers)) or to a Guarantor, (ii) by the US Borrower or any Guarantor to the US Borrower (to the extent permitted by Section 7.20 (Status of Borrowers)) or to any Guarantor, and (iii) by any Subsidiary that is not a Guarantor to any other Subsidiary of the US Borrower;

(e) Dispositions permitted by Section 7.04 (Fundamental Changes), including without limitation Dispositions in connection with Permitted Intercompany Transactions;

(f) the lease or sublease of Real Property not constituting Indebtedness and not constituting a sale and leaseback transaction;

(g) assignments, licenses, sublicenses, leases and subleases of Intellectual Property of the US Borrower and its Subsidiaries in the ordinary course of business;

(h) [Reserved];

(i) the sale, transfer, contribution, other disposition or discounting of Receivables and Related Assets in connection with a Permitted Receivables Financing;

(j) Dispositions in connection with a Factoring Arrangement permitted by Section 7.03(m) or a Permitted Receivables Financing;

(k) sales or discounts of accounts Receivables and Related Assets in connection with the compromise or collection thereof in the ordinary course of business;

(l) Dispositions of cash equivalents in the ordinary course of business;

(m) Dispositions permitted by Section 7.07 (Restricted Payments);

(n) the granting of Liens permitted pursuant to Section 7.01(Liens); and

(o) Dispositions not otherwise permitted by clauses (a) through (n) above for Fair Market Value, provided, however, the Net Proceeds therefrom are applied as provided in Section 2.06(e)(ii) (Mandatory Prepayments); provided, further, that the Dollar Equivalent of the aggregate amount of all consideration received in respect of all Dispositions made pursuant to this clause (o) since the Restatement Date shall not exceed the greater of $500,000,000 or ten percent (10%) of Consolidated Total Assets.

7.06 [Reserved].

7.07 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation to do so, except that:

(a) (i) each Guarantor may make Restricted Payments to the US Borrower and to other Guarantors, and (ii) each Subsidiary that is not a Guarantor may make Restricted Payments to other Subsidiaries and the US Borrower;

(b) the US Borrower and each Subsidiary may declare and make Restricted Payments payable solely in the common stock of such Person;

(c) the US Borrower may pay dividends paid in kind and not in cash;

(d) a non-wholly owned Subsidiary that is not a Guarantor may make Restricted Payments to any of its equity holders that are not Subsidiaries of the US Borrower in proportion to, or less than in proportion to, the percentage interest held by such equity holders in such non-wholly owned Subsidiary;

(e) the US Borrower or any of its Subsidiaries may repurchase shares of US Borrower’s common stock at any time prior to the Stated Tranche B1 Term Loan Maturity Date, in an aggregate amount from and after the Fourth Amendment Effective Date not to exceed the sum of (i) $300,000,000 and (ii) the Applicable Amount at the time of such repurchase which aggregate amount of (i) and (ii) immediately above shall exclude the amount of any repurchases of shares of the US Borrower’s common stock pursuant to the commenced Tender Offer or the Accelerated Share Repurchase, if any; provided, however, that no such repurchase shall be permitted unless both immediately before and after the making of any such repurchase, and pro forma for each such stock repurchase, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) all representations and warranties contained in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects;

(f) [Reserved];

(g) the US Borrower may make Restricted Payments at any time during any fiscal year not otherwise permitted pursuant to clauses (a) through (e) above in an aggregate amount not in excess of the Applicable Amount at such time; provided, that so long as both immediately before and after the making of any such Restricted Payment, and pro forma for each such Restricted Payment, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) all representations and warranties contained in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects;

(h) Repurchases of Equity Securities deemed to occur upon the “cashless exercise” of stock options or warrants or upon the vesting of restricted stock units if such Equity Securities represents the exercise price of such options or warrants or represents withholding taxes due upon such exercise or vesting shall be permitted; and

(i) the US Borrower and each Subsidiary may make Restricted Payments to the extent constituting all or any part of any Permitted Acquisition Earn-Out to holders of minority interests in an entity acquired pursuant to a Permitted Acquisition after the consummation of such Permitted Acquisition.

7.08 ERISA. At any time engage in a transaction which could be subject to Section 4069 or 4212(c) of ERISA, or permit any Plan to (a) engage in any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code); (b) fail to comply with ERISA or any other applicable Laws; or (c) fail to meet the minimum funding standard of Section 302 or 303 of ERISA or Section 412 or 430 of the Code, which, with respect to each event listed above, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

7.09 Change in Nature of Business. Engage in any material line of business other than a Permitted Business.

7.10 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the US Borrower, other than (a) transactions among Loan Parties, (b) Permitted Intercompany Transactions and other intercompany transactions expressly permitted by this Agreement, (c) pursuant to a Permitted Receivables Financing, (d) any transaction with any Affiliate pursuant to a service, supply, production and/or similar contract, arrangement or purchase order entered into by the US Borrower or any of its Subsidiaries with any such Affiliate, so long as senior management or the Audit Committee of the Board of Directors of the US Borrower shall have determined, in its reasonable business judgment, that (i) such transaction (and the entering into and performance of the applicable contract, arrangement or purchase order) is in the best interests of the Loan Parties and (ii) such transaction is expected at the time of the entry into of the related contract, arrangement or purchase order to generate profit for the applicable Loan Party or Loan Parties, (e) Restricted Payments permitted by Section 7.07 (Restricted Payments), (f) employment, severance and indemnification arrangements with officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business, (g) Investments in the US Borrower’s Subsidiaries and Joint Ventures to the extent otherwise permitted under Section 7.02 (Investments), and (h) (A) transactions with Affiliates that are otherwise permitted hereunder and (B) transactions with the Captive Insurance Entity that are within the scope of the purpose for which such Person was formed, in the case of each of clauses (A) and (B), on a basis substantially as favorable in all material respects to the US Borrower or such Subsidiary as would be reasonably obtainable by it in a comparable arm’s-length transaction with a Person other than an Affiliate.

7.11 [Reserved].

7.12 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose; provided that to the extent permitted by Section 7.07(e) (Restricted Payments), the proceeds of one or more Credit Extensions may be used by the US Borrower to purchase stock of the US Borrower so long as such purchase is made in compliance with Regulation U of the FRB and all other applicable Laws.

7.13 Financial Covenants.

(a) Total Leverage Ratio. At any time permit the Total Leverage Ratio determined as of the last day of any Four-Quarter Period of the US Borrower to be greater than (x) in the case of any fiscal quarter during which a Permitted Acquisition of the type described in clause (iv) of the definition thereof is consummated or the two immediately succeeding fiscal quarters, 4.50:1.00 or (y) at all other times, 4.00:1.00.

(b) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as determined as of the last day of any Four-Quarter Period set forth below, to be less than the ratio set forth below opposite such Four-Quarter Period:

FOUR-QUARTER PERIOD ENDING:	MINIMUM INTEREST COVERAGE RATIO
June 30, 2011	2.00 to 1.00
September 30, 2011	2.00 to 1.00
December 31, 2011	2.00 to 1.00
March 31, 2012	2.00 to 1.00
June 30, 2012	2.00 to 1.00
September 30, 2012	2.00 to 1.00
December 31, 2012	2.00 to 1.00
March 31, 2013	2.25 to 1.00
June 30, 2013	2.25 to 1.00
September 30, 2013	2.25 to 1.00
December 31, 2013	2.25 to 1.00
March 31, 2014	2.25 to 1.00
June 30, 2014	2.25 to 1.00
September 30, 2014	2.25 to 1.00
December 31, 2014	2.25 to 1.00
March 31, 2015 and each Four-Quarter Period ending thereafter	2.50 to 1.00

(c) Equity Cure Rights. Notwithstanding anything to the contrary contained in this Agreement, in the event that the Borrowers fail to comply with the requirements of the covenants contained in this Section 7.13, the US Borrower shall have the right to make, or cause to be made, an Equity Issuance (other than an Equity Issuance consisting of Disqualified Stock) (the “Cure Right”), and upon the receipt by the US Borrower of the Net Proceeds of such Equity Issuance (the “Cure Amount”) pursuant to the exercise by the US Borrower of such Cure Right such covenant shall be recalculated giving effect to the following pro forma adjustments:

(i) Consolidated EBITDA shall be increased, in accordance with the definition thereof, solely for the purpose of measuring the relevant covenants set forth in this Section 7.13 and not for any other purpose under this Agreement, by an amount equal to the Cure Amount;

(ii) if, after giving effect to the foregoing recalculation, the Borrowers shall then be in compliance with the requirements of all of the covenants contained in this Section 7.13, the Borrowers shall be deemed to have satisfied the requirements of the covenants contained in this Section 7.13 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the covenants contained in this Section 7.13 which had occurred shall be deemed cured for all purposes of this Agreement and the other Loan Documents; and

(iii) to the extent that the Cure Amount proceeds are used to repay Indebtedness, such Indebtedness shall not be deemed to have been repaid for purposes of calculating the Total Leverage Ratio for the period with respect to which such Compliance Certificate applies;

provided, that (v) the US Borrower shall only be permitted to exercise the Cure Right a maximum of four times during the term of this Agreement, (w) the Cure Amount used to calculate Consolidated EBITDA for one fiscal quarter shall be used when calculating Consolidated EBITDA for any fiscal period including such fiscal quarter, (x) the US Borrower shall only be permitted to exercise the Cure Right if, commencing with the first Four-Quarter Period ending after the Closing Date, in each Four-Quarter Period, there shall be a period of at least two consecutive fiscal quarters in respect of which no Cure Right is exercised, (y) the US Borrower shall have received the Cure Amount within ten (10) days following the delivery of the financial statements referred to in Section 6.01(a) (Financial Statements) which would result in non-compliance with the requirements of the covenants contained in this Section 7.13 and (z) the Cure Amount shall not exceed (except in a de minimis amount) the amount necessary to cause the Borrowers to be in compliance with the relevant covenant set forth in this Section 7.13.

7.14 [Reserved].

7.15 [Reserved].

7.16 Change in Fiscal Year; Accounting Treatment. (a) With respect to the US Borrower, change its fiscal year or (b) with respect to the US Borrower and its Subsidiaries, change its accounting treatment and reporting practices or tax reporting treatment, except as required or permitted by Applicable Accounting Standards or any Law.

7.17 [Reserved].

7.18 [Reserved].

7.19 Subordinated Indebtedness, etc. Unless consented to by the Required Lenders:

(a) (i) prepay, redeem, purchase, repurchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Subordinated Indebtedness, in each case including pursuant to any change of control, sale of assets, issuance of any equity or otherwise as may be set forth in the terms therefor or available to the US Borrower at its option or (ii) make (or give any notice in respect of) any voluntary or optional prepayment on, or voluntary or optional redemption, repurchase, defeasance or other acquisition for value of, any Permitted Senior Note Document (or any Indebtedness incurred in connection with a Permitted Refinancing thereof); or

(b) amend, modify or change the terms of any Subordinated Indebtedness (or the Subordinated Indenture or any other material agreement or document entered into in connection with such Subordinated Indebtedness) or any Permitted Senior Notes Document (or any agreements evidencing Indebtedness incurred pursuant to a Permitted Refinancing thereof) if the effect of such amendment is to (i) increase the interest rate on such Subordinated Indebtedness or Permitted Senior Notes (or any Indebtedness incurred in connection with a Permitted Refinancing thereof), (ii) change the dates upon which payments of principal or interest are due on such Subordinated Indebtedness or Permitted Senior Notes (or any Indebtedness incurred in connection with a Permitted Refinancing thereof) (other than to extend such dates), (iii) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Indebtedness or Permitted Senior Notes (or any Indebtedness incurred in connection with a Permitted Refinancing thereof), (iv) change the mandatory redemption or mandatory prepayment provisions of such Subordinated Indebtedness or Permitted Senior Notes (or any Indebtedness incurred in connection with a Permitted Refinancing thereof) other than to extend the dates therefor or to reduce the premiums payable in connection therewith or (v) change or amend any other term if such change or amendment would materially increase the obligations of the obligor, or shorten the maturity or average life to maturity of such Subordinated Indebtedness or Permitted Senior Notes (or any Indebtedness incurred in connection with a Permitted Refinancing thereof) or increase the rate or fees applicable thereto or grant collateral as security therefor, or confer additional material rights to the holder of such Subordinated Indebtedness or Permitted Senior Notes (or any Indebtedness incurred in connection with a Permitted Refinancing thereof) other than, in each instance of this clause (b), changes to the optional redemption or optional prepayment provisions of such Subordinated Indebtedness or Permitted Senior Notes, in each of clauses (i) through (v), in a manner adverse, taken as a whole, to the US Borrower, any of its Subsidiaries, the Administrative Agent or any Lender;

provided that in any fiscal year, (A) the US Borrower may at any time prepay, redeem, purchase, repurchase, refinance, defease or otherwise satisfy prior to the scheduled maturity thereof a principal amount of Subordinated Indebtedness, unsecured Indebtedness incurred pursuant to Section 7.03(h)(III), or Permitted Senior Notes not in excess of $500,000,000 (the “Bond Repurchase Allowance”) plus the Applicable Amount at such time (each such event, a “Bond Repurchase”), so long as both immediately before and after the making of any such Bond Repurchase, and pro forma for each such Bond Repurchase, (i) no Default or Event of Default shall have occurred and be continuing and (ii) all representations and warranties contained in Article V (Representations and Warranties) and in the other Loan Documents shall be true and correct in all material respects; and provided, further, that, (x) notwithstanding any of the foregoing provisions of this Section 7.19, so long as no Default or Event of Default then exists or would result therefrom, the US Borrower may prepay, redeem, purchase, repurchase, defease or otherwise satisfy prior to the scheduled maturity thereof, any Subordinated Indebtedness, unsecured Indebtedness incurred pursuant to Section 7.03(h)(III), or Permitted Senior Notes with the proceeds of any Permitted Refinancing thereof, and (y) any such transaction pursuant to the preceding clause (x) of this proviso and the Bond Repurchase Allowance shall not be considered a Bond Repurchase for purposes of calculating the Applicable Amount.

7.20 Status of Borrowers. The US Borrower shall not at any time (a) operate any of its lines of business other than through its Subsidiaries, or own any assets other than (i) the Equity Securities of its Subsidiaries, (ii) cash and Eligible Securities and other Investments permitted under Sections 7.02(a), (b), (c), (d), (k) and (o) (Investments), and (iii) such other property consistent with its sole function as a holding company, including the holding of intangible property or (b) engage in any other activities reasonably incidental to the foregoing.

7.21 Status of International Holding Companies. Permit any International Holding Company to own any assets or property, or engage in any business or activity, other than (i) being a Guarantor with respect to the Obligations under the Loan Documents and the obligations of the US Borrower in respect of its Subordinated Indebtedness, (ii) holding the Equity Securities of such International Holding Company’s Foreign Subsidiaries, (iii) owning such other property consistent with its sole function as a holding company of Foreign Subsidiaries and (iv) engaging in any other activities reasonably incidental to the foregoing.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Any of the following shall constitute an Event of Default:

(a) Non-Payment. The US Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or (ii) within five (5) Business Days after the same becomes due interest on any Loan or on any L/C Obligation, or any commitment or other fee due hereunder, or (iii) within five Business Days after the same becomes due, any other Obligation payable hereunder or under any other Loan Document; or

(b) Specific Covenants. The US Borrower or the Luxembourg Borrower fails to perform or observe any term, covenant or agreement

(i) contained in any of Section 6.12 (Use of Proceeds) or Section 7.13 (Financial Covenants); provided that any Event of Default under Section 7.13 is subject to the Cure Right as contemplated by Section 7.13(c) (Equity Cure Rights); or

(ii) contained in any of Section 6.05 (Preservation of Existence, Etc.) (solely with respect to the Borrowers) or Article VII (Negative Covenants) (other than Section 7.13 (Financial Covenants)); provided, that if any such failure to observe any term, covenant or agreement in the foregoing provisions of this Agreement is capable of being cured within five (5) Business Days of the occurrence thereof, such event shall not be deemed an Event of Default until the end of the fifth Business Day following the occurrence thereof;

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in clause (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after a Responsible Officer of any Loan Party has knowledge of such failure; or

(d) Representations and Warranties. Any representation, warranty or certification of fact made or deemed made by or on behalf of the US Borrower, the Luxembourg Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

(e) Cross-Default. (i) The US Borrower or any of its Subsidiaries, other than a Securitization Entity or an Immaterial Foreign Joint Venture, (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness or Contingent Obligation (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Dollar Equivalent equal to the Threshold Amount beyond the grace period, if any, provided therefor, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Contingent Obligation having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) or more than the Dollar Equivalent equal to the Threshold Amount, or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, (x) with respect to Indebtedness incurred other than in connection with a Permitted Receivables Financing, such Indebtedness to be demanded or to become due or to be repurchased or redeemed (automatically or otherwise) prior to its stated maturity, or (y) in the case of any Permitted Receivables Financing, terminate, or permit the termination of, such Permitted Receivables Financing by any purchaser or lender thereunder prior to the scheduled termination date thereof), or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the US Borrower or any of its Subsidiaries is the “defaulting party” (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the US Borrower or any of its Subsidiaries is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the US Borrower or such Subsidiary as a result thereof is greater than the Dollar Equivalent equal to the Threshold Amount; or (iii) there occurs any event of default under and as defined in the Subordinated Notes, any other Subordinated Indebtedness, the Subordinated Indenture, any Permitted Senior Notes Document or any agreement evidencing a Permitted Refinancing of the forgoing which could reasonably be expected to result in liability exceeding the Dollar Equivalent equal to the Threshold Amount; or

(f) Insolvency Proceedings, Etc. The US Borrower, the Luxembourg Borrower or any other Material Company institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property, or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding, except in each case other than, with respect to Domestic Subsidiaries identified on Schedule 7.04(c) (Dormant Domestic Subsidiaries), the Foreign Subsidiaries identified on Schedule 7.04(d) (Specified Foreign Subsidiaries) and with respect to dormant Foreign Subsidiaries, customary and usual arrangements that are voluntary and non-adversarial utilized solely in conjunction with Permitted Intercompany Transactions and actions permitted to be taken pursuant to Section 7.04 (Fundamental Changes) hereof; or

(g) Inability to Pay Debts; Attachment. (i) The US Borrower, the Luxembourg Borrower or any of their respective Subsidiaries, other than a Securitization Entity or any Subsidiary identified in clause (d) of the definition of “Permitted Intercompany Transaction,” becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the US Borrower, the Luxembourg Borrower or any of their respective subsidiaries other than the Domestic Subsidiaries described on Schedule 7.04(c) and the Foreign Subsidiaries identified on Schedule 7.04(d) and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or

(h) Judgments. There is entered against the US Borrower, the Luxembourg Borrower or any of their respective Subsidiaries, other than a Securitization Entity or the Foreign Subsidiaries identified on Schedule 7.04(d), (i) one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Dollar Equivalent equal to the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage other than pursuant to customary reservation of rights), or (ii) any non-monetary final judgment that has, or could reasonably be expected to have, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) such judgments remain undischarged, unpaid or unstayed for a period of sixty (60) days after such judgment or judgments become final and non-appealable; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan, Foreign Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the US Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Dollar Equivalent equal to the Threshold Amount, or (ii) the US Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Dollar Equivalent equal to the Threshold Amount; or

(j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than the agreement of all the Lenders or satisfaction in full of all the Obligations, ceases to be in full force and effect, or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document except in accordance with the terms of such Loan Documents; or

(k) Failure to Create Liens. Any Collateral Document shall for any reason fail or cease to create a valid Lien on any Collateral having a Fair Market Value, individually or in the aggregate, in excess of $50,000,000 purported to be covered thereby or, except as permitted by the Loan Documents, such Lien shall fail or cease to be a perfected and first priority Lien or any Loan Party shall so state in writing, except in each case (i) as permitted by any of the Loan Documents or (ii) other than by reason of the failure of the Collateral Agent to retain possession of Collateral physically delivered to it (other than due to any act or failure to act by the US Borrower or its Subsidiaries) or the failure of the Collateral Agent to timely file Uniform Commercial Code statements or continuation statements or other perfection filings (other than due to any act or failure to act by the US Borrower or its Subsidiaries); or

(l) Change of Control. There occurs any Change of Control.

8.02 Remedies Upon Event of Default. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders,

(a) declare the Commitment of each Lender to make Loans, the Commitment of the Swing Line Lender to make Swing Line Loans, and any obligation of any L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the US Borrower and the Luxembourg Borrower;

(c) require that the US Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof) plus the Letter of Credit fees payable with respect to such Letter of Credit (calculated at the Applicable Margin with respect to Revolving Loans that are Eurodollar Rate Loans then in effect for the period from the date of such cash collateralization until the expiry date of such Letter of Credit); and

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in clause (f) of Section 8.01 (Events of Default), the obligation of each Dollar Revolving Lender to make Dollar Revolving Loans, the obligation of each Multicurrency Revolving Lender to make Multicurrency Revolving Loans, the obligation of the Swing Line Lender to make Swing Line Loans, and any obligation of any L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the US Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03 Application of Funds. After the exercise of any rights or remedies provided for in Section 8.02 (Remedies Upon Event of Default) (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02 (Remedies Upon Event of Default)), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

(A) First, to the reasonable expenses incurred in connection with retaking, holding, preserving, processing, maintaining or preparing for sale, lease or other disposition of, any Collateral, including reasonable attorney’s fees and legal expenses pertaining thereto;

(B) Second, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) payable to the Administrative Agent in its capacity as such (including Attorney Costs and amounts payable under Article III (Taxes, Yield Protection and Illegality));

(C) Third, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III (Taxes, Yield Protection and Illegality)) or the Local Facility Agents or Local Lenders, ratably among them in proportion to the amounts described in this clause Third payable to them;

(D) Fourth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and Local Loans, ratably among the Lenders and the Local Lenders in proportion to the respective amounts described in this clause Fourth payable to them;

(E) Fifth, ratably among the Administrative Agent, the Lenders or any Affiliate of any Lender, the Local Facility Agents or any Affiliate of any Local Facility Agent and the Local Lenders or any Affiliate of any Local Lender in proportion to the respective amounts described in this clause Fifth held by them, to (i) the payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Local Credit Facility Guaranty Obligations, (ii) the Administrative Agent for the account of the L/C Issuers to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; provided that if the amounts available are insufficient to make all payments provided for in this clause Fifth, that portion allocable to clause (ii) shall be applied first to pay Outstanding Amounts of Loans, L/C Borrowings and Local Credit Facility Guaranty Obligations under clause (i) before being utilized to Cash Collateralize L/C Obligations, (iii) to the payment of that portion of the Obligations constituting Cash Management Obligations owing to the Administrative Agent, any Lender or any Affiliate of any Lender (or any Person that was the Administrative Agent, a Lender, or an Affiliate of the Administrative Agent or a Lender at the time of entry into the relevant Cash Management Document) and (iv) to the payment of Swap Termination Values owing to (x) any Lender or any Affiliate of any Lender (or any Person that was the Administrative Agent, a Lender, or an Affiliate of the Administrative Agent or a Lender at the time of entry into such Related Swap Contract) arising under Related Swap Contracts and (y) any Local Facility Agent, Local Lender or an Affiliate of a Local Facility Agent or Local Lender arising under Local Related Swap Contracts, in each case, that shall have been terminated and as to which the Administrative Agent shall have received notice of such termination and the Swap Termination Value thereof from the applicable Lender, Affiliate of a Lender, Local Facility Agent, Local Lender or Affiliate of a Local Facility Agent or Local Lender;

(F) Sixth, to the payment of all other Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Secured Parties, or any of them, on such date, ratably based on the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

(G) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law.

Subject to Section 2.04(c) (Drawings and Reimbursements; Funding of Participations), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

ARTICLE IX

AGENTS

9.01 Appointment and Authorization of Administrative Agent and Collateral Agent.

(a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Each Lender hereby irrevocably appoints, designates and authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(c) Each L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (i) provided to the Agents in this Article IX (Agents) with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Applications pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article IX (Agents) and in the definition of “Agent-Related Person” included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to any L/C Issuer.

(d) Each Secured Party not a party to this Agreement that obtains the benefit of this Agreement or any other Loan Document (including each holder of a Cash Management Obligation) shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent and the Collateral Agent pursuant to the terms of this Agreement (including, without limitation, Section 9.01) for itself and its Affiliates as if a “Lender” party hereto and authorized the Administrative Agent and the Collateral Agent to act with respect to the Guaranty and the Collateral on its behalf in accordance with the provisions of this Agreement and the other Loan Documents.

9.02 Delegation of Duties. Each of the Administrative Agent and the Collateral Agent may execute any of its respective duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects (except to the extent found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from its own gross negligence, bad faith or willful misconduct).

9.03 Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except to the extent found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Person’s own gross negligence, bad faith or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

9.04 Reliance by Administrative Agent.

(a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Agents. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 10.07 (Assignments and Participations) and all actions required by such Section in connection with such transfer shall have been taken. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or such greater or other number or group of Lenders as may be expressly required hereby in any instance) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater or other number or group of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants.

(b) For purposes of determining compliance with the conditions specified in Sections 4.01 (Conditions Precedent to Initial Credit Extensions), 4.02 (Conditions Precedent to Each Credit Extension) and 4.04 (Conditions Precedent to Each Facilities Increase) each Agent and each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, any other Agent and/or a Lender unless the Administrative Agent shall have received notice from such Lender prior to the anticipated Closing Date, or other relevant date of determination, as the case may be, specifying its objection thereto. Without limiting the foregoing, it is understood and agreed that each Lender has the right to request from the Administrative Agent a copy of any item required to be delivered pursuant to Sections 4.01 (Conditions Precedent to Initial Credit Extensions), 4.02 (Conditions Precedent to Each Credit Extension) or 4.04 (Conditions Precedent to Each Facilities Increase) which is required to be satisfactory in form, scope and substance to the Administrative Agent or any other Agent.

9.05 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except, in the case of the Administrative Agent, with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender, or the Borrower Representative referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice from a Lender or the Borrower Representative, as the case may be. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders (or such greater or other number or group of Lenders as may be expressly required hereby in any instance) in accordance with Article VIII (Events of Default and Remedies); provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

9.06 Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and the other Loan Parties. Except in the case of the Administrative Agent for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, neither Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

9.07 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Matters incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Matters to the extent determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders (or such greater or other number or group of Lenders as may be expressly required hereby in any instance) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07; provided, further, however, that to the extent any L/C Issuer is entitled to indemnification under this Section 9.07, to the extent such indemnification relates solely to such L/C Issuer’s acting in such capacity the indemnification provided for in this Section 9.07 will be the obligation solely of the Revolving Lenders. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs and the costs and expenses incurred in connection with the use of IntraLinks™ or other Approved Electronic Platform in connection with this Agreement) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section 9.07 shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation of the Administrative Agent or the Collateral Agent, as the case may be.

9.08 Agents in their Individual Capacity. Barclays and its Affiliates may make loans to, issue letters of credit (if applicable) for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Barclays was not an Agent or an L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Barclays or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Barclays shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or an L/C Issuer, and the terms “Lender” and “Lenders” include Barclays in its individual capacity.

9.09 Successor Agents.

(a) The Administrative Agent may resign as Administrative Agent upon 30 days’ notice to the Lenders (or be removed as Administrative Agent as contemplated by and pursuant to Section 9.09(b) below); provided that any such resignation by, or removal of, the Administrative Agent shall also constitute its resignation or removal as the Collateral Agent and as an L/C Issuer (if applicable) (unless otherwise agreed to by such resigning or removed Administrative Agent) and as the Swing Line Lender. If the Administrative Agent resigns or is removed under this Agreement, the Required Lenders shall appoint from among the Lenders a successor administrative agent, collateral agent and l/c issuer (if applicable) for the Lenders which successor administrative agent shall be consented to by the Borrower Representative at all times other than during the existence of an Event of Default (which consent of the Borrower Representative shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation or removal of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower Representative, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, (i) the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring or removed Administrative Agent and the retiring Swing Line Lender, (ii) such successor administrative agent shall become an “L/C Issuer” and shall have all the rights, powers and duties of an “L/C Issuer” (if the retiring or removed Administrative Agent was an L/C Issuer), (iii) the respective terms “Administrative Agent,” “Swing Line Lender” and “L/C Issuer” (if applicable) shall mean or include, as applicable, such successor administrative agent, successor swing line lender and new Letter of Credit issuer, (iv) the resigning or removed L/C Issuer (if applicable) shall remain a party to the Credit Agreement and shall continue to have all the rights and obligations of an “L/C Issuer” under the Credit Agreement and the other Loan Documents with respect to each Letter of Credit issued by such L/C Issuer and outstanding at such time of resignation (including, without limitation, the right to receive fronting fees pursuant to Section 2.04(j) (Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer)) but shall not be required to issue new (or renew or extend existing) Letters of Credit, (v) the term “Collateral Agent” shall be deemed to be references to the Administrative Agent and (vi) the retiring or removed Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated and the Swing Line Lender’s rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring or removed Swing Line Lender or any other Lender. After any retiring or removed Administrative Agent’s resignation hereunder as Administrative Agent, L/C Issuer and Swing Line Lender, the provisions of this Article IX (Agents) and Sections 10.04 (Attorney Costs, Expenses and Taxes) and 10.05 (Indemnification by the Borrowers; Limitation of Liability) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent, L/C Issuer or Swing Line Lender, as the case may be, under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation (or a notice from the Required Lenders to the Administrative Agent under Section 9.09(b) below of removal as Administrative Agent), the retiring Administrative Agent’s resignation or removal as Administrative Agent, Collateral Agent, L/C Issuer and Swing Line Lender shall nevertheless thereupon become effective (subject, in the case of removal, to the requirements of Sections 9.09(b) and 9.09(c)(ii) below) and the Lenders shall perform all of the duties of the Administrative Agent and Collateral Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above; provided that, (x) in the case of any such resignation or removal as L/C Issuer, the provisions of clause (iv) of the preceding sentence shall apply and (y) in the case of any such resignation or removal as Swing Line Lender, the retiring or removed Swing Line Lender shall not be required to make additional Swing Line Loans hereunder and shall maintain all of its rights as a Swing Line Lender with respect to any Swing Line Loans made by it prior to the date of such resignation or removal.

(b) If the Person serving as Administrative Agent is a Defaulting Lender, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrower Representative and such Person, remove such Person as Administrative Agent and, as provided in Section 9.09(a) and, if applicable, Section 2.16(b), appoint a successor; provided that the Borrower Representative must also substitute a Substitute Institution for such Person, in its capacity as a Lender, in accordance with the requirements of Section 3.07(a) (and the Administrative Agent’s removal hereunder shall not be effective unless and until such substitution has occurred).

(c) In connection with its resignation or removal as Administrative Agent under this Section 9.09, the resigning or removed Administrative Agent, shall reasonably cooperate with the Required Lenders, the US Borrower and any successor Administrative Agent in connection with such resignation or removal and succession, including executing and delivering, or causing to be executed and delivered, such instruments, documents and certificates, and taking such other action, all at the US Borrower’s expense, as may reasonably be necessary to effect the resignation or removal of the resigning or removed Administrative Agent and the appointment of the Successor Administrative Agent; provided that (i) the resigning or removed Administrative Agent shall not be required to take any acts or execute and documents, instruments or certificates that could expose it to any liability for which it is not indemnified hereunder and (ii) no resignation or removal of the Administrative Agent shall be effective unless and until it has received payment in full in cash of all fees, costs and expenses owing to it, in its capacity as Administrative Agent, under this Agreement and the other Loan Documents.

9.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower Representative) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.04(i) (Letter of Credit Fees) and (j) (Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer), 2.10 (Fees) and 10.04 (Attorney Costs, Expenses and Taxes)) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 (Fees) and 10.04 (Attorney Costs, Expenses and Taxes).

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

9.11 Collateral and Guaranty Matters.

(a) Each Lender and each L/C Issuer agrees that any action taken by the Administrative Agent, the Collateral Agent or the Required Lenders (or, where required by the express terms of this Agreement, a greater proportion of the Lenders) in accordance with the provisions of this Agreement or of the other Loan Documents, and the exercise by the Administrative Agent, the Collateral Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein with respect to such Person or Persons, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders, L/C Issuers and other Secured Parties. Without limiting the generality of the foregoing, the Administrative Agent shall have the sole and exclusive right and authority to

(i) act as the disbursing and collecting agent for the Lenders and the L/C Issuers with respect to all payments and collections arising in connection herewith and with the Collateral Documents,

(ii) execute and deliver each Collateral Document and accept delivery of each such Collateral Document delivered by the Borrowers or any of its Subsidiaries,

(iii) act as collateral agent for the Lenders, the L/C Issuers and the other Secured Parties for purposes of the perfection of all security interests and Liens created by such Collateral Documents and all other purposes stated therein; provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender and L/C Issuer to act as collateral sub-agent for the Administrative Agent, the Lenders and the L/C Issuers for purposes of the perfection of all security interests and Liens with respect to the US Borrower’s and its Subsidiaries’ respective Deposit Accounts maintained with, and cash and Eligible Securities held by, such Lender or such L/C Issuers,

(iv) manage, supervise and otherwise deal with the Collateral,

(v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents, and

(vi) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to the Administrative Agent, the Lenders, the L/C Issuers and the other Secured Parties with respect to the Collateral under the Loan Documents relating thereto, applicable Law or otherwise.

(b) Each of the Lenders and the L/C Issuers hereby directs, in accordance with the terms hereof, the Administrative Agent, at its option and in its discretion, to release (or, in the case of clause (ii) below, release or subordinate) any Lien held by the Administrative Agent or the Collateral Agent, as applicable, for the benefit of the Lenders, the L/C Issuers and the other Secured Parties against any of the following:

(i) all of the Collateral, upon termination of the Commitments and payment and satisfaction in full of all Loans, Reimbursement Obligations and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (and, in respect of contingent L/C Obligations, with respect to which cash collateral has been deposited or a back-up letter of credit has been issued, in either case on terms satisfactory to the Administrative Agent and the applicable L/C Issuers);

(ii) any assets that are subject to a Lien permitted by Section 7.01(l) (Liens); and

(iii) any part of the Collateral sold or otherwise Disposed of by a Loan Party if such sale or other Disposition is permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement).

Each of the Lenders and the L/C Issuers hereby directs the Administrative Agent or the Collateral Agent, as applicable, to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 9.11 promptly upon the effectiveness of any such release.

(c) Each of the Lenders and the L/C Issuers hereby directs, in accordance with the terms hereof, the Administrative Agent, at its option and in its discretion,

(i) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or becomes an Immaterial Subsidiary in accordance with the terms of Section 6.14; and

(ii) to consent to the amendment of the Pledge and Security Agreement from time to time to omit from the required Collateral specified thereunder certain licenses, permits or similar approvals issued to, or applied for by, the Borrowers or any of their respective Subsidiaries under applicable Laws where it is required by Law or a Governmental Authority that such license not be granted or delivered as security or Collateral.

(d) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s or Collateral Agent’s, as applicable, authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty, pursuant to this Section 9.11.

(e) The Administrative Agent is authorized, without further action or consent of the Lenders or L/C Issuer, to release any Pledged Stock of any Subsidiary in connection with any liquidation, wind up, dissolution, deregistration or similar action or restructuring permitted pursuant to Section 7.04 (Fundamental Changes) upon the occurrence of such event or, to the extent reasonably necessary to facilitate the occurrence of such contemplated event, prior to such event, as well as in connection with any Permitted Intercompany Transaction.

9.12 Collateral Matters Relating to Related Obligations. The benefit of the Loan Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Secured Obligation arising under any Related Swap Contract or Cash Management Obligation or that is otherwise owed to Persons other than the Administrative Agent, the Collateral Agent, the Lenders and the L/C Issuers (collectively, “Related Obligations”) solely on the condition and understanding, as among the Administrative Agent and all Secured Parties, that (a) the Related Obligations shall be entitled to the benefit of the Loan Documents and the Collateral to the extent expressly set forth in this Agreement and the other Loan Documents and to such extent the Administrative Agent or the Collateral Agent shall hold, and have the right and power to act with respect to, the Guaranty and the Collateral on behalf of and as agent for the holders of the Related Obligations, but the Administrative Agent or Collateral Agent is otherwise acting solely as agent for the Lenders and the L/C Issuers and shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (b) all matters, acts and omissions relating in any manner to the Guaranty, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien on Collateral, shall be governed solely by the provisions of this Agreement and the other Loan Documents and no separate Lien, right, power or remedy shall arise or exist in favor of any Secured Party under any separate instrument or agreement or in respect of any Related Obligation (other than Cash Management Obligations and all obligations owing under Related Swap Contracts), (c) each Secured Party shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Loan Documents, by the Administrative Agent, the Collateral Agent and the Required Lenders, each of whom shall be entitled to act at its sole discretion and exclusively in its own interest given its own Commitments and its own interest in the Loans, L/C Obligations and other Obligations to it arising under this Agreement or the other Loan Documents, without any duty or liability to any other Secured Party or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, (d) no holder of Related Obligations and no other Secured Party (except the Administrative Agent, the Collateral Agent, the Lenders and the L/C Issuers (including any such holder or Secured Party in its capacity as such), to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Loan Documents and (e) no holder of any Related Obligation shall exercise any right of setoff, banker’s lien or similar right except as expressly provided in Section 10.09 (Right of Setoff) or in the applicable Cash Management Document or Related Swap Contract to which such holder is a party.

9.13 Posting of Approved Electronic Communications.

(a) Each of the Lenders, the L/C Issuers and the Borrowers agree, and the US Borrower shall cause each Guarantor to agree, that the Administrative Agent and the Collateral Agent, as the case may be, may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and L/C Issuers by posting such Approved Electronic Communications on IntraLinks™ or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the L/C Issuers and the Borrowers acknowledge and agree, and the US Borrower shall cause each Guarantor to acknowledge and agree, that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders, the L/C Issuers and the Borrowers hereby approve, and the US Borrower shall cause each Guarantor to approve, distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes, and the US Borrower shall cause each Subsidiary Guarantor to understand and assume, the risks of such distribution.

(c) THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM ARE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY OF THEIR RESPECTIVE AGENT-RELATED PERSONS WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR

ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS) IS MADE BY THE AGENT-RELATED PERSONS IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.

(d) Each of the Lenders, the L/C Issuers and the Borrowers agree, and the US Borrower shall cause each Guarantor to agree, that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.

9.14 Other Agents; Lead Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “documentation agent,” “co-documentation agent,” “co-agent,” “book manager,” “book-running manager,” “lead manager,” “arranger,” “sole lead arranger,” “lead arranger” or “co-arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Persons in their respective capacities as Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

9.15 Local Credit Facility Intercreditor Agreement.

(a) Each of the Lenders and the L/C Issuers hereby authorizes and directs, in accordance with the terms hereof, the Administrative Agent to (i) enter into and/or amend, supplement or otherwise modify the Local Credit Facility Intercreditor Agreement on its behalf and agrees to be bound by the terms thereof and (ii) take any other actions, enter into such other agreements and do such other things as are necessary to effectuate the provisions of this Section 9.15 and the intercreditor arrangements contemplated by the Local Credit Facility Intercreditor Agreement.

(b) Each of the Lenders and the L/C Issuers hereby authorizes and directs, in accordance with the terms hereof, the Administrative Agent to (i) enter into and/or amend, supplement, or otherwise modify the Additional Intercreditor Agreement on its behalf and agrees to be bound by the terms thereof and (ii) take any other actions, enter into such other agreements and do such other things as are necessary to effectuate the provisions of this Section 9.15 and the intercreditor arrangements contemplated by the Additional Intercreditor Agreement, provided that such Additional Intercreditor Agreement is made available for review by the Lenders for at least five (5) Business Days prior to the execution and delivery thereof by the Administrative Agent and the Administrative Agent shall have not received written notice from the Required Lenders as and before the fifth Business Day following the date on which such Additional Intercreditor Agreement is first made available to the Lenders that such Lenders do not agree that such Additional Intercreditor Agreement complies with the requirements of the definition thereof or is otherwise not satisfactory in form and substance to such Lender. It is understood and agreed that the Administrative Agent shall have no obligation to execute and deliver an Additional Intercreditor Agreement if it receives the notice described in the immediately preceding proviso.

9.16 Trust Indenture Act. In the event that the Administrative Agent or any of its Affiliates shall be or become an indenture trustee under the Trust Indenture Act of 1939 (as amended, the “Trust Indenture Act”) in respect of any securities issued or guaranteed by any Loan Party, the parties hereto acknowledge and agree that any payment or property received in satisfaction of or in respect of any Obligation of such Loan Party hereunder or under any other Loan Document by or on behalf of the Administrative Agent in its capacity as such for the benefit of any Loan Party under any Loan Document and which is applied in accordance with the Loan Documents shall be deemed to be exempt from the requirements of Section 311 of the Trust Indenture Act pursuant to Section 311(b)(3) of the Trust Indenture Act.

ARTICLE X

MISCELLANEOUS

10.01 Amendments, Etc.

(a) No amendment or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and (x) in the case of any such waiver or consent, signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders), (y) in the case of any amendment necessary to implement the terms of a Facilities Increase in accordance with the terms hereof, by the Borrower Representative, the Administrative Agent and the Incremental Lenders providing such Facilities Increase, and (z) in the case of any other amendment, by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrowers and, if applicable, one or more Loan Parties, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by each Lender directly affected thereby, in addition to the parties required by clauses (x), (y) or (z) above, do any of the following:

(i) except with respect to any immaterial matters or matters which are deferred pursuant to a post-closing agreement, each as provided in Section 4.01(a) (Conditions Precedent to Initial Credit Extensions), waive any condition specified in Section 4.01 (Conditions Precedent to Initial Credit Extensions), except with respect to a condition based upon another provision hereof, the waiver of which requires only the concurrence of the Required Lenders and, in the case of the conditions specified in Section 4.01 (Conditions Precedent to Initial Credit Extensions), subject to the provisions of Section 4.03 (Determinations of Initial Borrowing Conditions);

(ii) extend or increase the Commitment of such Lender or subject such Lender to any additional obligation (or reinstate any Dollar Revolving Credit Commitment or Multicurrency Revolving Credit Commitment terminated pursuant to Section 2.07 (Reduction or Termination of Revolving Credit Commitments) or Section 8.02 (Remedies Upon Event of Default)); provided, however, that any such increase with respect to the Tranche A Term Loan Commitment, the Tranche B Term Loan Commitment, the Aggregate Dollar Revolving Credit Commitment or the Aggregate Multicurrency Revolving Credit Commitment shall also require the consent of the Required Tranche A Term Loan Lenders, the Required Tranche B Term Loan Lenders, the Required Tranche B1 Term Loan Lenders, the Required Dollar Revolving Lenders and/or the Required Multicurrency Revolving Lenders, as the case may be; provided, further, that the consent of the Required Tranche A Term Loan Lenders, the Required Tranche B Term Loan Lenders, the Required Tranche B1 Term Loan Lenders, the Required Dollar Revolving Lenders and/or Required Multicurrency Revolving Lenders shall not be required to effectuate any Facilities Increase in accordance with the terms of this Agreement;

(iii) extend the scheduled final maturity of any Loan owing to such Lender, or waive, reduce or postpone any scheduled date fixed for the payment or reduction of principal of any such Loan (it being understood that Section 2.06(e) (Mandatory Prepayments) does not provide for scheduled dates fixed for payment) or for the reduction of such Lender’s Commitment;

(iv) reduce the principal amount of any Loan or Reimbursement Obligation owing to such Lender (other than by the payment or prepayment thereof pursuant to the terms of this Agreement); provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the applicable Borrower to pay interest or Letter of Credit fees at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or Borrowing or to reduce any fee payable hereunder;

(v) reduce the rate of interest on any Loan or Reimbursement Obligations outstanding to such Lender except as otherwise permitted hereunder or any fee payable hereunder to such Lender; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the applicable Borrower to pay interest or Letter of Credit fees at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or Borrowing or to reduce any fee payable hereunder;

(vi) postpone any scheduled date fixed for payment of such interest or fees owing to such Lender;

(vii) change the aggregate Pro Rata Tranche A Term Shares, Pro Rata Tranche B Term Shares, Pro Rata Tranche B1 Term Shares, Pro Rata Dollar Revolving Shares or Pro Rata Multicurrency Revolving Shares of Lenders required for any or all Lenders to take any action hereunder other than as part of a Facilities Increase;

(viii) (A) release all or substantially all of the Collateral except as permitted in this Agreement or the Pledge and Security Agreement, (B) release the Borrowers from their payment obligation to such Lender under this Agreement or the Notes owing to such Lender (if any) or (C) release all or substantially all of the Guarantors from their obligations under the Guaranty except in connection with the sale or other Disposition of all or substantially all of the Guarantors (or all or substantially all of the assets thereof) as permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement) or except as expressly permitted under the Guaranty;

(ix) amend Section 2.13(a)(ii) (Payments Generally), Section 2.14 (Sharing of Payments), Section 9.11(b) (Collateral and Guaranty Matters), this Section 10.01 or the definitions of the terms “Required Lenders,” “Required Dollar Revolving Lenders,” “Required Multicurrency Revolving Lenders,” “Required Tranche A Term Loan Lenders,” “Required Tranche B Term Loan Lenders,” “Required Tranche B1 Term Loan Lenders,” “Pro Rata Tranche A Term Share,” “Pro Rata Tranche B Term Share,” “Pro Rata Tranche B1 Term Share,” “Pro Rata Dollar Revolving Share” or “Pro Rata Multicurrency Revolving Share”; or

(x) amend, modify, terminate or waive any provision of Section 2.06(b)(iii) (Below-Par Purchases) to the extent relating to the requirement to make Offers to all Lenders in a Tranche; and

provided, further, that (v) any modification of the application of payments to the Term Loans pursuant to the last paragraph of Section 2.06(e) (Mandatory Prepayments) shall require the consent of the Required Tranche A Term Loan Lenders, the Required Tranche B Term Loan Lenders and the Required Tranche B1 Term Loan Lenders, any such modification of the application of payments to the Revolving Loans pursuant to the last paragraph of Section 2.06(e) (Mandatory Prepayments) or the reduction of the Revolving Credit Commitments pursuant to Section 2.07 (Reduction or Termination of Revolving Credit Commitments) shall require the consent of the Required Dollar Revolving Lenders and the Required Multicurrency Revolving Lenders, (w) no amendment, waiver or consent shall, unless in writing and signed by any Special Purpose Vehicle that has been granted an option pursuant to Section 10.07(f) (Assignments and Participations) affect the grant or nature of such option or the right or duties of such Special Purpose Vehicle hereunder, (x) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above to take such action, affect the rights or duties of the L/C Issuers under this Agreement or the other Loan Documents, (y) no amendment, waiver or consent shall, unless in writing and signed by such Agent in addition to the Lenders required above to take such action, affect the rights or duties of any Agent under this Agreement or the other Loan Documents and (z) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above to take such action, affect the rights or duties of the Swing Line Lender under this Agreement or the other Loan Documents; and

provided, further, that the Administrative Agent may, with the consent of the Borrowers, amend, modify or supplement this Agreement to cure any errors (including, but not limited to, typographical errors, incorrect cross-references or incorrectly-named defined terms), defect, ambiguity, inconsistency or any other error or omission of a technical nature; and such amendment, modification or supplement shall become effective without any further action or consent of any other Lender.

provided, further, that notwithstanding the foregoing in this Section 10.01, the Lenders authorize the Administrative Agent to amend the Loan Documents (and release Collateral and Guarantees) to the extent required by applicable Gaming Authorities (a “Required Gaming Change”), provided, however, that the Administrative Agent shall not make any Required Gaming Change if such change is required to be approved by all affected Lenders pursuant to this Section 10.01 without first obtaining such approval and provided, further, however, that the Administrative Agent shall have no obligation to make any Required Gaming Change and may seek the approval of all affected Lenders or Required Lenders if it deems such action necessary or desirable. The Administrative Agent shall promptly notify each of the Lenders after making any Required Gaming Change; and

provided, further, that the Agent Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties to the Agent Fee Letter.

(b) The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower Representative in any case shall entitle the Borrower Representative to any other or further notice or demand in similar or other circumstances unless otherwise required hereunder.

(c) If, in connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all affected Lenders, the consent of Required

Lenders is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 10.01 being referred to as a “Non-Consenting Lender”), then, so long as the Lender acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower Representative’s request, an Eligible Assignee acceptable to the Administrative Agent shall have the right to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent’s request, sell and assign to the Lender acting as the Administrative Agent or such Eligible Assignee, all of the Dollar Revolving Credit Commitments and Dollar Revolving Credit Outstandings of such Non-Consenting Lender if such Non-Consenting Lender is a Dollar Revolving Lender, all of the Multicurrency Revolving Credit Commitments and Multicurrency Revolving Credit Outstanding of such Non-Consenting Lender if such Non-Consenting Lender is a Multicurrency Revolving Lender, and all of the Outstanding Amount of the Term Loans owing to such Non-Consenting Lender if such Non-Consenting Lender is a Term Loan Lender, in each case for an amount equal to the principal balance of all such Dollar Revolving Loans, Multicurrency Revolving Loans, or Term Loans, as applicable, held by the Non-Consenting Lender and all accrued and unpaid interest and fees with respect thereto through the date of sale; provided, however, that such purchase and sale shall be recorded in the Register maintained by the Administrative Agent and shall not be effective until (x) the Administrative Agent shall have received from such Eligible Assignee a duly executed Assignment and Acceptance and (y) such Non-Consenting Lender shall have received payments of all the Outstanding Amounts of the Revolving Loans, the Outstanding Amounts of the Multicurrency Revolving Loans or the Outstanding Amount of the Term Loans, as applicable, held by it and all accrued and unpaid interest and fees with respect thereto through the date of the sale. Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Note (if the assigning Lender’s Loans are evidenced by Notes) subject to such Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register.

For the avoidance of doubt, the provisions of this Section 10.01 shall not be construed to apply to the incurrence of any Specified Refinancing Debt in accordance with Section 2.17 (Specified Refinancing Debt) or Facilities Increase pursuant to Section 2.01(c) (Facilities Increase).

10.02 Notices, Etc. All notices, demands, requests and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:

(a) if to either Borrower or the Borrower Representative:

Jarden Corporation

555 Theodore Fremd Avenue, Suite B-302

Rye, New York 10580-1455

Attention: Jason Wong, SVP & Treasurer

Tel:   (914) 967-9400

Fax:   (914) 967-9405

E-mail: jwong@jarden.com

with copies to:

Jarden Corporation

2381 Executive Center Drive

Boca Raton, FL 33431

Attention: John E. Capps, General Counsel

Tel: (561) 338-6758

Fax: (561) 338-6766

E-mail: jcapps@jarden.com

(b) if to any Lender at its Lending Office specified opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the signature page of any applicable Assignment and Acceptance;

(c) if to any L/C Issuer, at the address set forth under its name on Schedule II (Applicable Lending Offices and Addresses for Notices);

(d) if to the Administrative Agent, the Collateral Agent or the Swing Line Lender:

Barclays Bank PLC

745 Seventh Avenue

New York, NY 10019

Attention: Sookie Siew

Tel:   (212) 320-7205

Fax:   (917) 522-0569

E-mail: XraUSLoanOps5@barclays.com

(e) or at such other address as shall be notified in writing (x) in the case of the Borrowers, the Borrower Representative, the Administrative Agent and the Swing Line Lender, to the other parties and (y) in the case of all other parties, to the Borrower Representative and the Administrative Agent. All such notices and communications shall be effective upon personal delivery (if delivered by hand, including any overnight courier service), when deposited in the mails (if sent by mail), or when properly delivered (if sent by a telecommunications device or through the Internet); provided, however, that notices and communications to the Administrative Agent pursuant to Article II (The Commitments and Credit Extensions) or Article IX (Agents) shall not be effective until received by the Administrative Agent.

10.03 No Waiver; Cumulative Remedies. No failure on the part of any Lender, L/C Issuer or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

10.04 Attorney Costs, Expenses and Taxes.

(a) The Borrowers agree to pay or reimburse each of the Agents and the Arranger for all reasonable and documented out-of-pocket costs and expenses (including Attorney Costs of the Agents, which shall be limited to Attorney Costs of one counsel to the Administrative Agent and, if necessary, of one local counsel in each relevant jurisdiction plus, in the event of any actual or reasonably perceived conflict of interest, one additional counsel in each relevant jurisdiction for each Agent subject to such conflict, and out-of-pocket costs and expenses incurred in connection with the use of IntraLinks™ or any other Approved Electronic Platform) incurred in connection with this Agreement or the other Loan Documents, including (i) the development, due diligence, preparation, negotiation, syndication, execution and interpretation of this Agreement and each other Loan Document (whether or not the transactions contemplated hereby or thereby are consummated), (ii) any amendment, restatement, waiver, assignment, consent, supplement or other modification of the provisions of this Agreement and/or the other Loan

Documents and the preparation, negotiation and execution of the same (whether or not the transactions contemplated hereby or thereby are consummated), (iii) the consummation of the transactions contemplated by this Agreement and the other Loan Documents, (iv) the creation, perfection or protection of the Liens under any Loan Document (including any Attorney Costs for local counsel in appropriate jurisdictions) and (v) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to the rights and responsibilities of each of the Agents hereunder and under the other Loan Documents.

(b) The Borrowers agree to pay or reimburse each of the Agents, the Arranger, each Lender and each L/C Issuer for all reasonable and documented out-of-pocket costs and expenses (including Attorney Costs (including costs of settlement) incurred by each such Agent, the Arranger, such L/C Issuer or such Lender (in the case of any such Lender, during the existence of an Event of Default only) in connection with the protection, enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement, any Loan Document or Obligation or any security therefor (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), in the case of Attorney Costs, limited to the fees, disbursements and other charges of one counsel to the Administrative Agent, the Arranger, and the Lenders and L/C Issuers taken as a whole, and, if necessary, of one local counsel in each relevant jurisdiction and of special counsel for each relevant specialty and, in the event of any actual or reasonably perceived conflict of interest, one additional counsel in each relevant jurisdiction for each such Agent, Arranger, Lender and/or L/C Issuer or group thereof subject to such conflict) in each case without duplication for any amounts paid (or indemnified) under Section 3.01.

(c) The foregoing costs and expenses in clauses (a) and (b) above shall include all of Agents’ search, filing, recording and appraisal charges and fees and taxes related thereto, and other reasonable and documented out-of-pocket expenses incurred by each of the Agents and, in connection with clause (b), the cost of independent public accountants and other outside experts retained by any Agent. All amounts due under this Section 10.04 shall be payable within thirty (30) days after demand therefore (together with a reasonably detailed invoice with respect thereto).

(d) The agreements in this Section 10.04 shall survive the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations.

10.05 Indemnification by the Borrowers; Limitation of Liability.

(a) Indemnification. (i) The Borrowers agree to indemnify and hold harmless the Administrative Agent, the Collateral Agent, the Syndication Agent, the Co-Documentation Agents, the Arranger, the Joint Book-Running Managers, each Lender and each L/C Issuer and each of their respective Affiliates, and each of the directors, officers, employees, agents, representatives, attorneys, consultants, trustees and advisors of or to any of the foregoing (each such Person being an “Indemnitee”) from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses of any kind or nature (including Attorney Costs of (i) one counsel to the Indemnitees taken as a whole, (ii) in the case of any actual or reasonably perceived conflict of interest, additional counsel to the affected Indemnitee or group of Indemnitees, limited to one such additional counsel for each affected Indemnitee or group of Indemnitees so long as representation of each such party by a single counsel is consistent with and permitted by professional responsibility rules, and (iii) if necessary, one local counsel in each relevant jurisdiction and special counsel for each relevant specialty) that may be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with: (A) the execution, delivery, enforcement, performance or administration of any Loan Document, any Permitted Acquisition Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, including any Permitted Acquisition, (B) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), including any proposed use or use to consummate such transactions contemplated thereby, including any Permitted Acquisition, or to repay any Indebtedness in connection therewith, (C) any actual or alleged presence, Release, or threatened Release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrowers, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrowers, any Subsidiary or any other Loan Party, or (D) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding), whether direct, indirect, or consequential and regardless of whether any Indemnitee is a party thereto or the Borrowers or any other Loan Party initiated or is a party to, any claim, litigation, investigation or proceeding out of which any such expenses arise (all the foregoing, collectively, the “Indemnified Matters”); provided that no Loan Party shall have any obligation under this Section 10.05 to an Indemnitee with respect to any Indemnified Matter to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements have resulted primarily from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or (y) any material breach by such Indemnitee of the obligations owing by it to the Borrowers under this Agreement or the other Loan Documents, in each case, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. The Borrowers shall indemnify the Administrative Agent, the Collateral Agent, the Syndication Agent, the Co-Documentation Agents, the Arranger, the Joint Book-Running Managers, the Lenders and each L/C Issuer for, and hold the Administrative Agent, the Collateral Agent, the Syndication Agent, the Co-Documentation Agents, the Arranger, the Joint Book-Running Managers, the Lenders and each L/C Issuer harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Administrative Agent, the Collateral Agent, the Syndication Agent, the Co-Documentation Agents, the Arranger, the Joint Book-Running Managers, the Lenders and the L/C Issuers for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Loan Party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

(ii) The Borrowers, at the request of any Indemnitee, shall have the obligation to defend against such investigation, litigation or proceeding or requested Remedial Action and the Borrowers, in any event, may participate in the defense thereof with legal counsel of choice. In the event that such Indemnitee requests the Borrowers to defend against such investigation, litigation or proceeding or requested Remedial Action, the Borrowers shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding or requested Remedial Action, shall vitiate or in any way impair the Borrowers’ obligation and duty hereunder to indemnify and hold harmless such Indemnitee.

(iii) The Borrowers agree that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section 10.05) or any other Loan Document shall (i) survive payment in full of the Obligations and (ii) inure to the benefit of any Person that was at any time an Indemnitee under this Agreement or any other Loan Document.

(b) Limitation of Liability. The Borrowers agree that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Borrowers or any of their respective Subsidiaries, security holders or creditors as a result of any action taken or not taken by it arising out of, related to or taken in connection with any Loan Document or the consummation of the transactions contemplated thereby or the actual or proposed use of proceeds from any Loan or Letter of Credit, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or from any material breach by such Indemnitee of the obligations owing by it to the Borrowers under this Agreement or the other Loan Documents, and in no event shall any Indemnitee or the US Borrower or other Loan Parties be liable to the other party for any special, consequential, punitive or indirect damages (including any loss of profits, business or anticipated savings); provided that, the foregoing shall not otherwise affect the Borrowers’ indemnity obligations as set forth in this Section 10.05. Without limitation of the foregoing, no Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through IntraLinks™ or any other Approved Electronic Platform utilized in connection with the credit facilities provided hereunder, unless determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or from any material breach by such Indemnitee of the obligations owing by it to the Borrowers under this Agreement or the other Loan Documents.

(c) The agreements in this Section 10.05 shall survive the resignation of any Agent, any Co-Documentation Agents, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. All amounts due under this Section 10.05 shall be payable within ten Business Days after demand therefor. The Borrowers hereby waive, release and agree (each for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

10.06 Marshalling; Payments Set Aside. None of the Administrative Agent, any Lender or any L/C Issuer shall be under any obligation to marshal any assets in favor of the Borrowers or any other party or against or in payment of any or all of the Obligations. To the extent that the Borrowers make a payment or payments to the Administrative Agent, the Collateral Agent, the Lenders or the L/C Issuers or any such Person receives payment from the proceeds of the Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

10.07 Assignments and Participations.

(a) Each Lender may sell, transfer, negotiate or assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all of its rights and obligations with respect to the Term Loans, the Revolving Loans, the Swing Line Loans and the Letters of Credit); provided, however, that (i)(A) if any such assignment shall be of the assigning Lender’s Dollar Revolving Credit Outstandings and Dollar Revolving Credit Commitments, such assignment shall cover the same percentage of such Lender’s Dollar Revolving Credit Outstandings and Dollar Revolving Credit Commitment, (B) if any such assignment shall be of the assigning Lender’s Multicurrency Revolving Credit Outstandings and Multicurrency Revolving Credit Commitments, such assignment shall cover the same percentage of such Lender’s Multicurrency Revolving Credit Outstandings and Multicurrency Revolving Credit Commitments, (C) if any such assignment shall be of the assigning Lender’s Pro Rata Tranche A Term Share of the Tranche A Term Loans and Tranche A Term Loan Commitments (if any),

such assignment shall cover the same percentage of such Lender’s Pro Rata Tranche A Term Share of the Tranche A Term Loans and Tranche A Term Loan Commitments (if any), and (D) if any such assignment shall be of the assigning Lender’s Pro Rata Tranche B Term Share and/or Pro Rata Tranche B1 Term Share of the Tranche B Term Loans and Tranche B Term Loan Commitments (if any), such assignment shall cover the same percentage of such Lender’s Pro Rata Tranche B Term Share and/or Pro Rata Tranche B1 Term Share of the Tranche B Term Loans and Tranche B Term Loan Commitments (if any), (ii) the aggregate amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event (if less than the Assignor’s entire interest) be less than (x) in the case of either Revolving Credit Facility, $5,000,000 or an integral multiple of $1,000,000 in excess thereof or (y) in the case of either Term Loan Facility, $1,000,000 or an integral multiple of $1,000,000 in excess thereof, except, in any case, (A) with the consent of the Borrower Representative (not to be unreasonably withheld or delayed) and the Administrative Agent (not to be unreasonably withheld or delayed) or (B) if such assignment is being made to a Lender or an Affiliate or Approved Fund of such Lender, (iii) if such Eligible Assignee is not, prior to the date of such assignment, a Lender or an Affiliate or Approved Fund of a Lender, such assignment shall be subject to the prior consent of the Borrower Representative (which consent shall not be unreasonably withheld or delayed) and the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and (iv) any assignment of a Revolving Credit Commitment must be approved by the Administrative Agent, each L/C Issuer and the Swing Line Lender (each such consent not to be unreasonably withheld or delayed); and provided, further, that, notwithstanding any other provision of this Section 10.07, the consent of the Borrower Representative shall not be required for any assignment occurring when any Event of Default shall have occurred and be continuing. Any such assignment need not be ratable as among the Term Loan Facility and the Revolving Credit Facility. For purposes of the foregoing, the Borrower Representative shall be deemed to have consented to any such assignment unless they shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof.

(b) The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording, an Assignment and Acceptance, together with any Note (if the assigning Lender’s Loans are evidenced by a Note) subject to such assignment. Upon the execution, delivery, acceptance and recording of any Assignment and Acceptance and, other than in respect of assignments made pursuant to Section 3.07 (Substitution of Lenders) and Section 10.01(c) (Amendments, Etc.), the receipt by the Administrative Agent from the assignee (other than Barclays or its Affiliates) of an assignment fee in the amount of $3,500 from and after the effective date specified in such Assignment and Acceptance (provided that in respect of multiple contemporaneous assignments by any Lender to its Approved Funds, such assignment fee shall be in an amount equal to (x) $3,500 for the first such assignment to an Approved Fund of such Lender and (y) $250 for each additional contemporaneous assignment to such Approved Funds of such Lender), (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender, and if such Lender were an L/C Issuer, of such L/C Issuer hereunder and thereunder, and (ii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except for those surviving the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).

(c) The Administrative Agent shall maintain at its address referred to in Section 10.02 (Notices, Etc.) a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recording of the names and addresses of the Lenders and the Commitments of and principal amount of the Loans and L/C Obligations owing to each Lender from time to time (the “Register”). Any assignment pursuant to this Section 10.07 shall not be effective until such assignment is recorded in the Register. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. The Register shall be available for inspection by either Borrower, the Borrower Representative, the Administrative Agent or any Lender (with respect to such Lender’s entry only) at any reasonable time and from time to time upon reasonable prior notice.

(d) Notwithstanding anything to the contrary contained in clause (b) above, the Loans (including the Notes evidencing such Loans) are registered obligations and the right, title, and interest of the Lenders and their assignees in and to such Loans shall be transferable only upon notation of such transfer in the Register. A Note shall only evidence the Lender’s or an assignee’s right title and interest in and to the related Loan, and in no event is any such Note to be considered a bearer instrument or obligation. This Section 10.07 shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (or any successor provisions of the Code or such regulations). Solely for purposes of this and for tax purposes only, the Administrative Agent shall act as the Borrowers’ non-fiduciary agent for purposes of maintaining such notations of transfer in the Register.

(e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower Representative. Within five (5) Business Days after its receipt of such notice, the Borrower Representative, at its own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent new Notes to the order of such assignee in an amount equal to the Commitments and Loans assumed by such assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has surrendered any Note for exchange in connection with the assignment and has retained Commitments or Loans hereunder, new Notes to the order of the assigning Lender in an amount equal to the Commitments and Loans retained by it hereunder. Such new Notes shall be dated the same date as the surrendered Notes and be in substantially the form of Exhibit C-1a (Form of Tranche A Term Loan Note), Exhibit C-1b (Form of Tranche B Term Loan Note), Exhibit C-2 (Form of Dollar Revolving Loan Note), Exhibit C-3 (Form of Swing Line Note) or Exhibit C-4 (Form of Multicurrency Revolving Loan Note) as applicable.

(f) In addition to the other assignment rights provided in this Section 10.07, each Lender may (i) grant to a Special Purpose Vehicle the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder and the exercise of such option by any such Special Purpose Vehicle and the making of Loans pursuant thereto shall satisfy (once and to the extent that such Loans are made) the obligation of such Lender to make such Loans thereunder, provided, however, that nothing herein shall constitute a commitment or an offer to commit by such a Special Purpose Vehicle to make Loans hereunder and no such Special Purpose Vehicle shall be liable for any indemnity or other Obligation (other than the making of Loans for which such Special Purpose Vehicle shall have exercised an option, and then only in accordance with the relevant option agreement), and (ii) pledge or assign, as collateral or otherwise, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (x) any Federal Reserve Bank pursuant to Regulation A of the FRB without notice to or consent of the Borrowers or the Administrative Agent, (y) any trustee or other designated representative, in each case for the benefit of the holders of such Lender’s securities and (z) to any Special Purpose Vehicle to which such Lender has granted an option pursuant to clause (i) above; and provided, further, that no such assignment or grant shall release such Lender from any of its obligations hereunder except as expressly provided in clause (i)

above. Each party hereto acknowledges and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any such Special Purpose Vehicle, such party shall not institute against, or join any other Person in instituting against, any Special Purpose Vehicle that has been granted an option pursuant to this clause (f) any bankruptcy, reorganization, insolvency or liquidation proceeding (such agreement shall survive the payment in full of the Obligations).

(g) Each Lender may sell participations to one or more Persons (other than the US Borrower, the Luxembourg Borrower, any of their respective Subsidiaries or any of their respective Affiliates) in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Term Loans, Revolving Loans, Swing Line Loans, and Letters of Credit). The terms of such participation shall not, in any event, require the participant’s consent to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by any Loan Party therefrom, or to the exercising or refraining from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce the obligations of the Loan Parties), except if any such amendment, waiver or other modification or consent would (i) reduce the amount, or postpone any date fixed for, any amount (whether of principal, interest or fees) payable to such participant under the Loan Documents, to which such participant would otherwise be entitled under such participation or (ii) result in the release of all or substantially all of the Collateral other than in accordance with Section 9.11 (Collateral and Guaranty Matters). In the event of the sale of any participation by any Lender, (w) such Lender’s obligations under the Loan Documents shall remain unchanged, (x) such Lender shall remain solely responsible to the other parties for the performance of such obligations, (y) such Lender shall remain the holder of such Obligations for all purposes of this Agreement and (z) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each participant shall be entitled to the benefits of Section 3.01 (Taxes), Section 3.02 (Illegality) and Section 3.04(b) (Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans and Eurocurrency Rate Loans) as if it were a Lender; provided, however, that anything herein to the contrary notwithstanding, the Borrowers shall not, at any time, be obligated to make under Section 3.01 (Taxes), Section 3.02 (Illegality) and Section 3.04(b) (Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans and Eurocurrency Rate Loans) to the participants in the rights and obligations of any Lender (together with such Lender) any payment in excess of the amount the Borrowers would have been obligated to pay to such Lender in respect of such interest had such participation not been sold. Each Lender that sells a participation shall maintain a register on which it enters the name and address of each participant and the principal amounts of each participant’s interest in the rights or obligations under the Loan Documents held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such right or obligation under the Loan Documents as the owner thereof for all purposes of this Agreement or the other Loan Documents notwithstanding any notice to the contrary. Any such Participant Register shall be available for inspection by the Administrative Agent at any reasonable time and from time to time upon reasonable prior notice; provided that no Lender shall have any obligation to disclose any portion of such Participant Register to any Person except to the extent such disclosure is necessary to establish that the rights or obligations under the Loan Documents are in registered form for United States federal income tax purposes.

(h) Any L/C Issuer may at any time assign its rights and obligations hereunder to any other Lender by an instrument in form and substance satisfactory to the Borrower Representative, the Administrative Agent, such L/C Issuer and such Lender. If any L/C Issuer ceases to be a Lender hereunder by virtue of any assignment made pursuant to this Section 10.07, then, as of the effective date of such cessation, such L/C Issuer’s obligations to issue Letters of Credit pursuant to Section 2.04 (Letters of Credit) shall terminate and such L/C Issuer shall be an L/C Issuer hereunder only with respect to outstanding Letters of Credit issued prior to such date.

(i) In case of assignment, transfer or novation by a Lender to an Eligible Assignee, of all or a portion of its rights and obligations hereunder and under the Loan Documents, the assigning Lender and the Eligible Assignee shall agree that, for the purposes of Article 1278 of the Luxembourg Civil Code (to the extent applicable), any security interests created hereunder and under the Loan Documents securing the rights assigned, transferred or novated thereby, will be preserved for the benefit of the Eligible Assignee.

10.08 Confidentiality. Each Lender and the Administrative Agent agree to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with reasonable customary practices and agrees that it shall only use such information in connection with the transactions contemplated by this Agreement. Each Lender and the Administrative Agent agree not to disclose any such information other than (a) to such Lender’s or the Administrative Agent’s, as the case may be, employees, directors, attorneys, accountants, trustees, advisors, representatives, agents and Affiliates that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than the Borrowers or any Guarantor, (c) to the extent disclosure is required by law, regulation or judicial order or by any subpoena or similar legal process or requested or required by any regulatory authority (including any self-regulatory authority) or auditors, (d) to current or prospective assignees, participants and Special Purpose Vehicles grantees of any option described in Section 10.07 (Assignments and Participations), in each case to the extent such assignees, participants or grantees agree to be bound by the provisions of this Section 10.08, (e) to any bona fide or potential direct or indirect contractual counterparties (or the professional advisors thereto) to any Swap Contract or derivative transaction relating to any Loan Party and its obligations, (f) to any other party hereto, (g) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (h) on a confidential basis, upon consent of the Borrower Representative, to (i) any rating agency in connection with rating the US Borrower or its Subsidiaries or the Facilities or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities and (i) with the consent of the Borrower Representative. Notwithstanding any other provision in this Agreement, each Agent, each Lender and each L/C Issuer may disclose without limitation of any kind any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such Agent, such Lender or such L/C Issuer, as the case may be, relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated by this Agreement and the other Loan Documents.

10.09 Right of Setoff. Upon the occurrence and during the continuance of any Event of Default, each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of the Borrowers against any and all of the Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured. Each

Lender agrees promptly to notify the Borrower Representative after any such setoff and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 10.09 are in addition to the other rights and remedies (including other rights of setoff) that such Lender may have.

10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations.

10.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower Representative and the Administrative Agent.

10.12 Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided, that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.14 Severability. Any provision of this Agreement and the other Loan Documents to which the Borrowers are a party that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.15 Tax Forms.

(a) (i) Each Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Non-U.S. Lender”) shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of (A) either (I) IRS Form W-8BEN or any successor thereto relating to such Non-U.S. Lender and entitling it to an exemption from, or reduction of, such withholding tax (including any exemption pursuant to Section 881(c) of the Code) on all payments to be made to such Person by the US Borrower pursuant to this Agreement or (II) IRS Form W-8ECI or any successor thereto relating to all payments to be made to such Non-U.S. Lender by the US Borrower pursuant to this Agreement or such other evidence reasonably satisfactory to the Borrowers and the Administrative Agent that such Non-U.S. Lender is entitled to an exemption from, or reduction of, U.S. withholding tax and (B) in the case of any Lender claiming an exemption from, or reduction of, withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, such Non-U.S. Lender shall also provide a certificate of such Non-U.S. Lender to the effect that it is not (I) a “bank” for purposes of Section 881(c)(3)(A) of the Code, (II) a 10% shareholder (within the meaning of Section 881(c)(3)(B) of the Code) of the US Borrower or any of its Subsidiaries or (3) a controlled foreign corporation related to the US Borrower or any of its Subsidiaries (within the meaning of Section 881(c)(3)(C) of the Code). Thereafter and from time to time, each such Non-U.S. Lender shall (A) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is reasonably satisfactory to the Borrowers and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Non-U.S. Lender by the US Borrower pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the US Borrower make any deduction or withholding for taxes from amounts payable to such Person. Notwithstanding any other provision of this Section 10.15, a Non-U.S. Lender shall not be required to deliver any form or information pursuant to this Section 10.15 that such Non-U.S. Lender is not legally able to deliver.

(ii) Each Non-U.S. Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender by the US Borrower under any of the Loan Documents (for example, in the case of a participation by such Lender), shall deliver to the Administrative Agent on the date when such Non-U.S. Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in its reasonable discretion), (A) two (2) duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two (2) duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender by the US Borrower.

(iii) The US Borrower shall not be required to pay any additional amount to any Non-U.S. Lender under Section 3.01(a) (Taxes) (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this Section 10.15(a) or (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section 10.15(a); provided that if such Lender shall have satisfied the requirements of this Section 10.15(a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 10.15(a) shall relieve the Borrowers of their obligation to pay any amounts pursuant to Section 3.01(a) (Taxes) in the event that, as a result of any change in any applicable Law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

(iv) The Administrative Agent may withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which the Borrowers are not required to pay additional amounts under this Section 10.15(a).

(b) Upon the request of the Administrative Agent, each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment by the US Borrower to such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code.

(c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made to or for the account of any Lender, or the Administrative Agent has paid over to a Governmental Authority applicable withholding tax relating to a payment to a Lender but no deduction has been made from such payment, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Commitments, repayment of all Obligations and the resignation of the Administrative Agent.

(d) If a payment made to a Lender would be subject to U.S. federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or Administrative Agent as may be necessary for the Borrowers or Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has or has not complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d)(ii), the term “FATCA” shall include any amendments made to FATCA after the date hereof.

(e) Luxembourg Taxes. To the extent (if any) that Luxembourg Taxes apply to any payment made under any Loan Document, the Loan Parties shall not be required to make any increased payment to an Agent, L/C Issuer or a Lender under this Section, or to indemnify any such Persons under this Section 10.15(e), Section 3.01, Section 10.4 or Section 10.5 with respect to Luxembourg Taxes on any payment made under a Loan Document if, on the date the payment falls due such payment could have been made to such Person without imposition of Luxembourg Taxes if such Person had been a Luxembourg Qualifying Lender, but on the date of such payment, such Person is not, or has ceased to be, a Luxembourg Qualifying Lender (other than as a result of any change after the date it became an Agent, L/C Issuer or Lender, as applicable, under this Agreement in (or in the interpretation, administration, or application of) any law or treaty, or any published practice or published concession of any relevant taxing authority).

10.16 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender and L/C Issuer that such Lender or L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender and L/C Issuer and, in each case, their respective successors and assigns; provided, however, that the Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Lenders.

10.17 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

10.18 Submission to Jurisdiction; Service of Process.

(a) Any legal action or proceeding with respect to this Agreement or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Person party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Nothing contained in this Section 10.18 shall affect the right of any Person party hereto to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other Person party hereto in any other jurisdiction.

(c) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars or in Euros into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars or such Euros, as the case may be, with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars or Euros for delivery two Business Days thereafter. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or any other Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss.

10.19 Application of Gaming Regulations.

(a) This Agreement and the other Loan Documents are subject to Gaming Laws applicable to the US Borrower and its Subsidiaries with respect to Gaming Authorizations that the US Borrower and its Subsidiaries are required to hold in connection with their respective businesses. Without limiting the foregoing, each of the Lenders and the other Secured Parties acknowledges that (i) it is subject to being called forward by the Gaming Authorities, in their discretion, for licensing or a finding of suitability or to file or provide other information, and (ii) all rights, remedies and powers in or under this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of Gaming Laws applicable to the US Borrower and its Subsidiaries with respect to Gaming Authorizations that the US Borrower and its Subsidiaries are required to hold in connection with their respective businesses, and only to the extent that required approvals (including prior approvals) are obtained from the requisite Gaming Authorities. Each of the Lenders and the other Secured Parties agrees to cooperate with the Gaming Authorities in connection with the provision of such documents and other information as may be requested by such Gaming Authorities relating to the US Borrower and its Subsidiaries or to the Loan Documents.

(b) The US Borrower shall (x) use commercially reasonable efforts to obtain as promptly as possible the approval of the Mississippi Gaming Commission (the “Mississippi Gaming Commission Approval”) for the enforceability of Section 7.01(Liens) of the Credit Agreement to the extent applicable to Bicycle, the United States Playing Card Company and USPC Holding, Inc. and with respect to the pledge of the equity interests of Bicycle, the United States Playing Card Company and USPC Holding, Inc. in accordance with the terms of the Pledge and Security Agreement and (y) upon receipt of the Mississippi Gaming Commission Approval, be required to promptly, but in any event within fifteen (15) days after such date of receipt (as such date may be extended by the Administrative Agent in its sole discretion) to pledge, or cause to be pledged, the equity interests of Bicycle, the United States Playing Card Company and USPC Holding, Inc. in accordance with the terms of the Pledge and Security Agreement.

(c) The provisions of this Section 10.19 shall apply mutatis mutandis to all existing Loan Documents.

10.20 Patriot Act. The Agents and the Lenders hereby notify each Loan Party that pursuant to the requirements of the Patriot Act, each Lender is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address, tax identification number and other information regarding each Loan Party that will allow such Lender to identify each Loan Party in accordance with the Patriot Act. This notice is given in accordance with the requirements of the Patriot Act and is effective as to each Lender.

10.21 Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. If any reference to the number of a Section (but not to any clause, sub-clause or subsection thereof) is followed immediately by a reference in parenthesis to the title of a Section, the title reference shall govern in case of direct conflict absent manifest error.

10.22 Waiver of Right to Trial by Jury. Each of the Administrative Agent, the Collateral Agent, the Lenders, the L/C Issuers and the Borrowers irrevocably waives trial by jury in any action or proceeding with respect to this Agreement or any other Loan Document.

10.23 Entire Agreement. This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof (other than any letter agreement between the Arranger and the US Borrower related hereto).

10.24 Joint and Several Liability; Subrogation.

(a) The US Borrower hereby agrees that it is jointly and severally liable under this Agreement for all Obligations (including any such Obligations arising under Related Swap Contracts and Cash Management Obligations), regardless of the manner or amount in which proceeds of any Loans are used, allocated, shared or disbursed by or among the Borrowers themselves, or the manner in which the Administrative Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. All Loans, upon funding, shall be deemed to be jointly funded to and received by the US Borrower. The US Borrower shall be fully liable hereunder regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans and extensions of credit received or the manner in which the Administrative Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records. The US Borrower acknowledges and expressly agrees with the Administrative Agent and each Lender that the joint and several liability of the US Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to the Borrowers and is not required or given as a condition of extensions of credit to the US Borrower. The US Borrower’s Obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the Obligations of the Luxembourg Borrower or of any promissory note or other document evidencing all or any part of the Obligations of the Luxembourg Borrower, (ii) the absence of any attempt to collect the Obligations from the Luxembourg Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent and/or any Lender or other Secured Party with respect to any provision of any instrument evidencing the Obligations of the Luxembourg Borrower, or any part thereof, or any other agreement now or hereafter executed by the Luxembourg Borrower and delivered to the Administrative Agent and/or any Lender or other Secured Party, (iv) the failure by the Administrative Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of the Luxembourg Borrower, (v) the Administrative Agent’s and/or any Lender’s or other Secured Party’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the Luxembourg Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Administrative Agent’s and/or any Lender’s or other Secured Party’s claim(s) for the repayment of the Obligations of the Luxembourg Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of the Luxembourg Borrower.

(b) The US Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Administrative Agent and/or any Lender or other Secured Party now has or may hereafter have against the Luxembourg Borrower, any endorser or any Guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Administrative Agent and/or any Lender to secure payment of the Obligations or any other liability of the Borrowers to the Administrative Agent and/or any Lender. Upon any Event of Default, the Administrative Agent may proceed directly and at once, without notice, against the US Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against the Luxembourg Borrower or any other Person, or against any security or Collateral for the Obligations. The US Borrower consents and agrees that the Administrative Agent shall be under no obligation to marshal any assets in favor of either Borrower or against or in payment of any or all of the Obligations.

(c) Each Luxembourg Borrower hereby agrees that it is jointly and severally liable under this Agreement for all Obligations of each other Luxembourg Borrower (including any such Obligations of any Luxembourg Borrower arising under Related Swap Contracts and Cash Management Obligations owing by any Luxembourg Borrower), regardless of the manner or amount in which proceeds of any Loans are used, allocated, shared or disbursed by or among each Luxembourg Borrower, or the manner in which the Administrative Agent and/or any Lender accounts for such Loans or other extensions of credit on its books and records. All Loans, upon funding to a Luxembourg Borrower, shall be deemed to be jointly funded to and received by each other Luxembourg Borrower. Each Luxembourg Borrower shall be fully liable hereunder regardless of which Luxembourg Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans and extensions of credit received or the manner in which the Administrative Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records. Each Luxembourg Borrower acknowledges and expressly agrees with the Administrative Agent and each Lender that the joint and several liability of each Luxembourg Borrower is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Loan Documents to any Luxembourg Borrower and is not required or given as a condition of extensions of credit to such Luxembourg Borrower. Each Luxembourg Borrower’s Obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance, or subordination of the Obligations of each other Luxembourg Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Luxembourg Borrower, (ii) the absence of any attempt to collect the Obligations from any other Luxembourg Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Administrative Agent and/or any Lender or other Secured Party with respect to any provision of any instrument evidencing the Obligations of any other Luxembourg Borrower, or any part thereof, or any other agreement now or hereafter executed by a Luxembourg Borrower and delivered to the Administrative Agent and/or any Lender or other Secured Party, (iv) the failure by the Administrative Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Luxembourg Borrower, (v) the Administrative Agent’s and/or any Lender’s or other Secured Party’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Luxembourg Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of the Administrative Agent’s and/or any Lender’s or other Secured Party’s claim(s) for the repayment of the Obligations of any other Luxembourg Borrower under Section 502 of the Bankruptcy Code, or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Luxembourg Borrower.

(d) Each Luxembourg Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Administrative Agent and/or any Lender or other Secured Party now has or may hereafter have against any other Luxembourg Borrower, any endorser or any Guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in any security or collateral given to the Administrative Agent and/or any Lender to secure payment of the Obligations or any other liability of any other Luxembourg Borrower to the Administrative Agent and/or any Lender. Upon any Event of Default, the Administrative Agent may proceed directly and at once, without notice, against any Luxembourg Borrower to collect and recover the full amount, or any portion of the Obligations of any other Luxembourg Borrower, without first proceeding against such Luxembourg Borrower or any other Person, or against any security or Collateral for the Obligations. Each Luxembourg Borrower consents and agrees that the Administrative Agent shall be under no obligation to marshal any assets in favor of any Luxembourg Borrower or against or in payment of any or all of the Obligations of any Luxembourg Borrower.

(e) Notwithstanding anything expressed or implied hereunder to the contrary and without limiting the provisions of clauses (c) and (d) above, (i) no Luxembourg Borrower shall make or be required to make any payments (whether of principal, interest, fees, additional amounts or otherwise) in respect of the Obligations of the US Borrower and the Guarantors or on behalf of the US Borrower or a Guarantor and (ii) all payments made by the Luxembourg Borrower shall be allocated solely to the payment of Obligations owing with respect to the Luxembourg Borrower under the Multicurrency Revolving Credit Facility and interest thereon; all provisions of this Agreement shall be interpreted consistently with clauses (i) and (ii) of this sentence.

(f) Notwithstanding the foregoing and any other provision of this Agreement to the contrary, the payment undertaking of each Luxembourg Borrower under clauses (c) and (d) above, or otherwise in this Agreement, for the obligations of any entity which is not such Luxembourg Borrower or a Subsidiary of that Luxembourg Borrower: (i) shall not apply to any payment which, if made, would either constitute a misuse of corporate assets as defined under Article 171-1 of the Luxembourg Law on Commercial Companies and (ii) the aggregate amount payable by the Luxembourg Borrower shall, from time to time, be limited to an amount not exceeding at any time the greater of: (A) (i) the principal amount (if any) borrowed by the Luxembourg Borrower or any of its Subsidiaries from another member of the group to which the Luxembourg Borrower belongs and financed directly or indirectly by a borrowing under this Agreement, plus (ii) one hundred percent (100%) of the sum of the Luxembourg Borrower’s “capitaux propres” (as referred to in Article 34 of the Luxembourg Act dated 19 December 2002 concerning the trade and companies register and the accounting and annual accounts of undertakings) and its subordinated debts (as referred to in article 34 of the Luxembourg Act dated 19 December 2002 concerning the trade and companies register and the accounting and annual accounts of undertakings), as reflected in its last annual accounts (approved by a shareholders’ meeting) available on the date of payment under this Agreement; and (B) (i) the principal amount (if any) borrowed by the Luxembourg Borrower or any of its Subsidiaries from another member of the Group to which the Luxembourg Borrower belongs and financed directly or indirectly by a borrowing under the Agreement; plus (ii) one hundred percent (100%) of the sum of the Luxembourg Borrower’s “capitaux propres” (as referred to in Article 34 of the Luxembourg Act dated 19 December 2002 concerning the trade and companies register and the accounting and annual accounts of undertakings) and its subordinated debts (as referred to in Article 34 of the Luxembourg Act dated 19 December 2002 concerning the trade and companies register and the accounting and annual accounts of undertakings), as reflected in its last annual accounts (approved by a shareholders’ meeting) available as of the date that the Luxembourg Borrower accedes to this Agreement.

10.25 No Fiduciary Duty. Each of the Administrative Agent, the Collateral Agent, the Syndication Agent, the Co-Documentation Agents, the Arranger, the Joint Book-Running Managers, each Lender and each L/C Issuer and each of their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrowers, their respective stockholders and/or their respective Affiliates. The Borrowers agree that nothing in the Loan

Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and either Borrower, its stockholders or its Affiliates, on the other. The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and each Borrower, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of either Borrower, its stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrowers, their respective stockholders or their respective Affiliates on other matters) or any other obligation to either Borrower except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of either Borrower, its management, stockholders, creditors or any other Person. The Borrowers acknowledge and agree that the Borrowers have consulted their own legal and financial advisors to the extent they deemed appropriate and that they are responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrowers agree that they will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to either Borrower, in connection with such transaction or the process leading thereto.

10.26 Effect of Amendment and Restatement. This Agreement shall supersede the Original Credit Agreement from and after the Restatement Date. Except as otherwise provided in the Fifth Amendment, the Schedules and Exhibits to the Original Credit Agreement shall be deemed to be Schedules and Exhibits, respectively, to this Agreement, and any references in such Schedules and Exhibits to the Original Credit Agreement shall be deemed to refer without further amendment to this Agreement. The parties hereto acknowledge and agree, however, that (a) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Secured Obligations (as defined in the Original Credit Agreement) and the other Loan Documents as in effect prior to the Restatement Date and (b) such Secured Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents. The parties hereto further acknowledge and agree that (i) the guarantees and liens and security interests in favor of the Administrative Agent and/or the Collateral Agent for the benefit of the Secured Parties guaranteeing and securing payment of the Secured Obligations (as defined in the Original Credit Agreement) are in all respects continuing and in full force and effect with respect to all Secured Obligations and (ii) all references in the other Loan Documents to the Original Credit Agreement shall be deemed to refer without further amendment to this Agreement.

[Signatures on following pages.]

ARTICLE I DEFINITIONS		1

1.01	Defined Terms	1

1.02	Other Interpretive Provisions	63

1.03	Accounting Terms	64

1.04	Rounding	66

1.05	Conversion of Foreign Currencies	66

1.06	References to Agreements and Laws	66

ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS		67

2.01	Term Loans; Facilities Increase	67

2.02	Dollar Revolving Loans; Multicurrency Revolving Loans	71

2.03	Borrowings, Conversions and Continuations	72

2.04	Letters of Credit	75

2.05	Swing Line Loans	84

2.06	Prepayments	86

2.07	Reduction or Termination of Revolving Credit Commitments	92

2.08	Repayment of Loans	93

2.09	Interest	97

2.10	Fees	98

2.11	Computation of Interest and Fees	98

2.12	Evidence of Debt	98

2.13	Payments Generally	99

2.14	Sharing of Payments	101

2.15	Appointment of Borrower Representative	102

2.16	Defaulting Lenders	102

2.17	Specified Refinancing Debt.	103

2.18	Certain Permitted Amendments	105

ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY		106

3.01	Taxes	106

3.02	Illegality	107

3.03	Inability to Determine Rates	108

3.04	Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate Loans and Eurocurrency Rate Loans	109

3.05	Funding Losses	109

3.06	Matters Applicable to all Requests for Compensation	110

3.07	Substitution of Lenders	111

3.08	Survival	112

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